     Filed with the Securities and Exchange Commission on December 9, 2013



                                                    Registration No. 333-184892
                                           Investment Company Act No. 811-07975
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                        PRE-EFFECTIVE AMENDMENT NO.    [_]

                      POST-EFFECTIVE AMENDMENT NO.  3  [X]


                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                              AMENDMENT NO. 138  [X]


                   PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM
                           VARIABLE ANNUITY ACCOUNT
                          (Exact Name of Registrant)

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              (Name of Depositor)

                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-7333
   (Address and telephone number of depositor's principal executive offices)

                              SUN-JIN MOON, ESQ.
                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-6000
           (Name, address and telephone number of agent for service)

                                  COPIES TO:

                                 LYNN K. STONE
                                VICE PRESIDENT
                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                             213 WASHINGTON STREET
                             NEWARK, NJ 07102-2992
                                (203) 402-1382


          Approximate Date of Proposed Sale to the Public: Continuous

                               -----------------

It is proposed that this filing become effective: (check appropriate space)

[_] immediately upon filing pursuant to paragraph (b) of Rule 485

[_] on ______ pursuant to paragraph (b) of Rule 485

[X] 60 days after filing pursuant to paragraph (a)(i) of Rule 485

[_] on ______ pursuant to paragraph (a)(i) of Rule 485

[_] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485

[_] on ______ pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:


[X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                     TITLE OF SECURITIES BEING REGISTERED:

              INTEREST IN INDIVIDUAL VARIABLE ANNUITY CONTRACTS.

================================================================================

                               EXPLANATORY NOTE:


This Post-Effective Amendment No. 3 ("PEA") to the Form N-4 Registration Statement No. 333-184892 ("Registration Statement") of Pruco Life Insurance Company of New Jersey and its Separate Account is being filed for the purpose of including in the Registration Statement a new prospectus and statement of additional information for Prudential Premier(R) Retirement Variable Annuities. Part C of this Registration Statement has also been updated pursuant to the requirements of Form N-4. The PEA does not amend or delete any other Prospectus, or supplements to any Prospectus, or any other part of the Registration Statement except as specifically noted herein.

             PRUDENTIAL PREMIER RETIREMENT VARIABLE ANNUITIES v3.0

                         PRUCO LIFE INSURANCE COMPANY
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
      PRUCO LIFE of NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

                      Supplement dated February 10, 2014
                                      To
                     Prospectuses dated February 10, 2014

This Rate Sheet Prospectus Supplement (this "Supplement") should be read and retained with the prospectus for the Premier Retirement Variable Annuities. If you would like another copy of the current prospectus, please call us at 1-888-PRU-2888.

   We are issuing this Supplement to provide the Roll-up Rate and Withdrawal Percentages that we are currently offering. This Supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement(s), and must be used in conjunction with an effective Premier Retirement Variable Annuities
                                  Prospectus.

The rates below apply for applications signed between February 10, 2014 and February 14, 2014

The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after February 14, 2014. Also, it is possible for a new Rate Sheet Prospectus Supplement to be filed prior to February 14, 2014, which would supersede this Supplement. Any superseding Supplement will not apply if you already signed an Application. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

                                 Roll-up Rate:
                                 -------------

                                    -------
                                       5%
                                    -------

                            Withdrawal Percentages
                            ----------------------

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the following tables listed below:

                                              Single      Spousal
                          Ages              Percentage   Percentage
                          ----              ----------   ----------
                        50 - 54                  3%         2.5%
                        55 - 59                3.5%           3%
                        60 - 64                  4%         3.5%
                        65 - 69                4.5%           4%
                         70-84                   5%         4.5%
                          85+                    6%         5.5%

Please note: In order for you to receive the Roll-up Rate and Withdrawal Percentages reflected above, your Application or benefit election form must be signed within the time period disclosed above. From the date you sign your Application or benefit election form, we must also receive that paperwork in Good Order within 15 calendar days, and for new purchases the annuity must be funded within 45 calendar days. If these conditions are not met, and you decide to proceed with the purchase of the annuity, additional paperwork will be required to issue the contract with the applicable rates in effect at that time.

Subject to the rules stated above, it is important to note that if either
(1) the Roll-up Rate; and/ or (2) the Withdrawal Percentages (collectively the "set of rates") that we are currently offering on the effective date of the benefit is higher than the set of rates we were offering on the date you signed the applicable paperwork and neither the Roll-up Rate nor any Withdrawal Percentages have decreased, you will receive that higher set of rates. If any rates have decreased when we compare the set of rates that we were offering on the day you signed your paperwork to the set of rates that we are offering on the effective date of the benefit, your contract will be issued with the set of rates that were in effect on the day you signed your paperwork.

                                     PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                 A Prudential Financial Company
                                        751 Broad Street, Newark, NJ 07102-3777

 PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY B SERIES/SM/ ("B SERIES") PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY L SERIES/SM/ ("L SERIES") PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY C SERIES/SM/ ("C SERIES")

 (FOR ANNUITIES ISSUED ON OR AFTER FEBRUARY 10, 2014)

 FLEXIBLE PREMIUM DEFERRED ANNUITIES OFFERING HIGHEST DAILY LIFETIME INCOME V3.0 OPTIONAL BENEFITS
 PROSPECTUS: FEBRUARY 10, 2014

 This prospectus describes three different flexible premium deferred annuity classes offered by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "we", "our", or "us"). For convenience in this prospectus, we sometimes refer to each of these annuity contracts as an "Annuity", and to the annuity contracts collectively as the "Annuities." We also sometimes refer to each class by its specific name (e.g., the "B Series"). Each Annuity may be offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. There are differences among the Annuities that are discussed throughout the prospectus and summarized in Appendix B entitled "Selecting the Variable Annuity That's Right for You". Financial Professionals may be compensated for the sale of each Annuity. Selling broker-dealer firms through which each Annuity is sold may decline to recommend to their customers certain of the optional features and Investment Options offered generally under the Annuity or may impose restrictions (e.g., a lower maximum issue age for certain Annuities and/or optional benefits). Selling broker-dealer firms may not make available or may not recommend all the Annuities and/or benefits described in this prospectus. Please speak to your Financial Professional for further details. The guarantees provided by the variable annuity contracts and the optional benefits are the obligations of and subject to the claims paying ability of Pruco Life of New Jersey. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. To make this Prospectus easier to read, we sometimes use different labels than are used in the Annuity. Although we use different labels, they have the same meaning in this Prospectus as in the Annuity. For more details, see "Optional Living Benefits" later in this prospectus.


 THE SUB-ACCOUNTS
 The Pruco Life of New Jersey Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life of New Jersey, and is the investment vehicle in which your Purchase Payments invested in the Sub-accounts are held. Each Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account invests in an underlying mutual fund - see the following page for a complete list of Sub-accounts. Currently, portfolios of Advanced Series Trust are being offered. Certain Sub-accounts are not available if you participate in an optional living benefit - see "Limitations With Optional Benefits" later in this prospectus for details.

 PLEASE READ THIS PROSPECTUS
 THIS PROSPECTUS SETS FORTH INFORMATION ABOUT THE ANNUITIES THAT YOU SHOULD TO KNOW BEFORE INVESTING. PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. If you are purchasing one of the Annuities as a replacement for an existing variable annuity or variable life policy, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage and that this Annuity may be subject to a Contingent Deferred Sales Charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need. Please note that if you are investing in this Annuity through a tax-advantaged retirement plan (such as an Individual Retirement Account or 401(k) plan), you will get no additional tax advantage through the Annuity itself.

 OTHER CONTRACTS
 We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from the annuity contracts offered by this prospectus. Not every annuity contract we issue is offered through every selling broker-dealer firm. Upon request, your Financial Professional can show you information regarding other Pruco Life of New Jersey annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the Pruco Life of New Jersey annuity contracts. You should work with your Financial Professional to decide whether this annuity contract is appropriate for you based on a thorough analysis of your particular needs, financial objectives, investment goals, time horizons and risk tolerance.

 AVAILABLE INFORMATION
 We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see the section of this prospectus entitled "How to Contact Us" for our Service Office address.

 THESE ANNUITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ISSUED, GUARANTEED OR ENDORSED BY, ANY BANK, ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN AN ANNUITY INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF VALUE, EVEN WITH RESPECT TO AMOUNTS ALLOCATED TO THE AST MONEY MARKET SUB-ACCOUNT.

--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS
 AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE /SM/ OR (R) SYMBOLS.
--------------------------------------------------------------------------------
       FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE
                         AT WWW.PRUDENTIALANNUITIES.COM


      Prospectus Dated:
      February 10, 2014         Statement of Additional Information Dated:
                                                        February 10, 2014


        PLEASE SEE OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS
     ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.                      593717

                          VARIABLE INVESTMENT OPTIONS

 ADVANCED SERIES TRUST
   AST Academic Strategies Asset Allocation Portfolio/1/
   AST Advanced Strategies Portfolio/1/
   AST AQR Emerging Markets Equity Portfolio
   AST AQR Large-Cap Portfolio
   AST Balanced Asset Allocation Portfolio/1/
   AST BlackRock Global Strategies Portfolio/1/
   AST BlackRock iShares ETF Portfolio/1/
   AST Capital Growth Asset Allocation Portfolio/1/
   AST ClearBridge Dividend Growth Portfolio
   AST Cohen & Steers Realty Portfolio
   AST Defensive Asset Allocation Portfolio/1/
   AST Federated Aggressive Growth Portfolio
   AST FI Pyramis(R) Asset Allocation Portfolio/1/

   AST FI Pyramis(R) Quantitative Portfolio/1/

   AST Franklin Templeton Founding Funds Plus Portfolio/1/
   AST Global Real Estate Portfolio


   AST Goldman Sachs Large-Cap Value Portfolio
   AST Goldman Sachs Mid-Cap Growth Portfolio
   AST Goldman Sachs Multi-Asset Portfolio/1/
   AST Goldman Sachs Small-Cap Value Portfolio
   AST Herndon Large-Cap Value Portfolio
   AST High Yield Portfolio
   AST International Growth Portfolio
   AST International Value Portfolio
   AST Investment Grade Bond Portfolio/2/
   AST J.P. Morgan Global Thematic Portfolio/1/
   AST J.P. Morgan International Equity Portfolio
   AST J.P. Morgan Strategic Opportunities Portfolio/1/
   AST Jennison Large-Cap Growth Portfolio
   AST Jennison Large-Cap Value Portfolio
   AST Large-Cap Value Portfolio
   AST Loomis Sayles Large-Cap Growth Portfolio
   AST Lord Abbett Core Fixed Income Portfolio
   AST MFS Global Equity Portfolio
   AST MFS Growth Portfolio
   AST MFS Large-Cap Value Portfolio
   AST Mid-Cap Value Portfolio
   AST Money Market Portfolio
   AST Neuberger Berman Core Bond Portfolio
   AST Neuberger Berman Mid-Cap Growth Portfolio
   AST Neuberger Berman/LSV Mid-Cap Value Portfolio
   AST New Discovery Asset Allocation Portfolio/1/
   AST Parametric Emerging Markets Equity Portfolio
   AST PIMCO Limited Maturity Bond Portfolio
   AST PIMCO Total Return Bond Portfolio
   AST Preservation Asset Allocation Portfolio/1/
   AST Prudential Core Bond Portfolio
   AST Prudential Growth Allocation Portfolio/1/
   AST QMA Emerging Markets Equity Portfolio
   AST QMA Large-Cap Portfolio
   AST QMA US Equity Alpha Portfolio
   AST Quantitative Modeling Portfolio
   AST RCM World Trends Portfolio/1/
   AST Schroders Global Tactical Portfolio/1/
   AST Schroders Multi-Asset World Strategies Portfolio/1/
   AST Small-Cap Growth Portfolio
   AST Small-Cap Value Portfolio
   AST T. Rowe Price Asset Allocation Portfolio/1/
   AST T. Rowe Price Equity Income Portfolio

   AST T. Rowe Price Growth Opportunities Portfolio/1/

   AST T. Rowe Price Large-Cap Growth Portfolio
   AST T. Rowe Price Natural Resources Portfolio
   AST Templeton Global Bond Portfolio
   AST Wellington Management Hedged Equity Portfolio/1/
   AST Western Asset Core Plus Bond Portfolio
   AST Western Asset Emerging Markets Debt Portfolio
--------
   (1) These are the only variable investment options available to you if you select one of the optional benefits.
   (2) The AST Investment Grade Bond variable investment option is not available for allocation of Purchase Payments or contract owner transfers.

                                   CONTENTS



GLOSSARY OF TERMS................................................................  1

SUMMARY OF CONTRACT FEES AND CHARGES.............................................  3

EXPENSE EXAMPLES................................................................. 10

SUMMARY.......................................................................... 11

INVESTMENT OPTIONS............................................................... 13

 VARIABLE INVESTMENT OPTIONS..................................................... 13
 LIMITATIONS WITH OPTIONAL BENEFITS.............................................. 20

FEES, CHARGES AND DEDUCTIONS..................................................... 21

 ANNUITY PAYMENT OPTION CHARGES.................................................. 23
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES....................................... 23

PURCHASING YOUR ANNUITY.......................................................... 24

 REQUIREMENTS FOR PURCHASING THE ANNUITY......................................... 24
 DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY................................. 25
 RIGHT TO CANCEL................................................................. 27
 SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT................................. 27
 SALARY REDUCTION PROGRAMS....................................................... 27

MANAGING YOUR ANNUITY............................................................ 28

 CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS......................... 28

MANAGING YOUR ACCOUNT VALUE...................................................... 30

 DOLLAR COST AVERAGING PROGRAM................................................... 30
 AUTOMATIC REBALANCING PROGRAMS.................................................. 30
 FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS........... 30
 RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS............................ 30

ACCESS TO ACCOUNT VALUE.......................................................... 33

 TYPES OF DISTRIBUTIONS AVAILABLE TO YOU......................................... 33
 TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES................. 33
 FREE WITHDRAWAL AMOUNTS......................................................... 33
 SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD........... 34
 SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE.. 35
 REQUIRED MINIMUM DISTRIBUTIONS.................................................. 35

SURRENDERS....................................................................... 36

 SURRENDER VALUE................................................................. 36
 MEDICALLY-RELATED SURRENDERS.................................................... 36

ANNUITY OPTIONS.................................................................. 37

OPTIONAL LIVING BENEFITS......................................................... 39

 HIGHEST DAILY LIFETIME(R) INCOME v3.0 BENEFIT................................... 40
 SPOUSAL HIGHEST DAILY LIFETIME(R) INCOME v3.0 BENEFIT........................... 52
 HIGHEST DAILY LIFETIME(R) INCOME v3.0 BENEFIT WITH HIGHEST ANNUAL DEATH BENEFIT. 60
 SPOUSAL HIGHEST DAILY LIFETIME(R) INCOME v3.0 WITH HIGHEST ANNUAL DEATH BENEFIT. 70

DEATH BENEFITS................................................................... 80

 TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT....................................... 80
 DEATH BENEFITS.................................................................. 81
 PAYMENT OF DEATH BENEFITS....................................................... 81

VALUING YOUR INVESTMENT.......................................................... 84

 VALUING THE SUB-ACCOUNTS........................................................ 84
 PROCESSING AND VALUING TRANSACTIONS............................................. 84

TAX CONSIDERATIONS............................................................... 86


                                      (i)


OTHER INFORMATION...............................................................  95

 PRUCO LIFE OF NEW JERSEY AND THE SEPARATE ACCOUNT..............................  95
 LEGAL STRUCTURE OF THE UNDERLYING FUNDS........................................  97
 DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY..................  98
 FINANCIAL STATEMENTS...........................................................  99
 INDEMNIFICATION................................................................  99
 LEGAL PROCEEDINGS.............................................................. 100
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION............................ 101
 HOW TO CONTACT US.............................................................. 101

APPENDIX A - ACCUMULATION UNIT VALUES........................................... A-1

APPENDIX B - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU................ B-1

APPENDIX C - FORMULA FOR HIGHEST DAILY LIFETIME INCOME SUITE OF OPTIONAL LIVING
  BENEFITS...................................................................... C-1


                                     (ii)

                               GLOSSARY OF TERMS

 We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.

 ACCOUNT VALUE: The total value of all allocations to the Sub-accounts and/or the Secure Value Account on any Valuation Day. The Account Value is determined separately for each Sub-account and the Secure Value Account and then totaled to determine the Account Value for your entire Annuity.

 ACCUMULATION PERIOD: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.


 ANNUAL INCOME AMOUNT: The annual amount of income you are eligible for life under the optional living benefits.


 ANNUITANT: The natural person upon whose life annuity payments made to the Owner are based.

 ANNUITIZATION: Annuitization is the process by which you "annuitize" your Account Value. When you annuitize, we apply the Account Value to one of the available annuity options to begin making periodic payments to the Owner.

 ANNUITY DATE: The date on which we apply your Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the "Latest Annuity Date."

 ANNUITY YEAR: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.

 BENEFICIARY(IES): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.

 BENEFICIARY ANNUITY: You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the requirements discussed in this prospectus. You may transfer the proceeds of the decedent's account into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified Beneficiary Annuity.

 CODE: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

 CONTINGENT DEFERRED SALES CHARGE ("CDSC"): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a "contingent" charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn.

 DUE PROOF OF DEATH: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds; and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.


 EXCESS INCOME: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that Annuity Year. Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future years.


 FREE LOOK: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA. In your Annuity contract, your Free Look right is referred to as your "Right to Cancel."

 GOOD ORDER: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or
 (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.

 INVESTMENT OPTION: A Subaccount or other option available as of any given time to which Account Value may be allocated.

 ISSUE DATE: The effective date of your Annuity.

 KEY LIFE: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine the required distributions.


 LIFETIME WITHDRAWALS: Amounts withdrawn under the optional living benefits that provide the Annual Income Amount each year until the death of the Annuitant (or the death of two spouses, if a spousal benefit is elected), regardless of the performance of your Account Value subject to our rules regarding the timing and amount of withdrawals.

 OWNER: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. In certain states, with an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity that has the rights and benefits designated to the "participant" in the certificate. Thus, an Owner who is a participant has rights that are comparable to those of the Owner of an individual annuity contract.


 PERMITTED SUB-ACCOUNTS: The sub-accounts, as determined by us, to which you can allocate amounts if you elected an optional living benefit.

 PROTECTED WITHDRAWAL VALUE: The amount to which the Withdrawal Percentage is applied to determine your Annual Income Amount, which initially equals your Account Value. The Protected Withdrawal Value is also used to determine your benefit fee. It is separate from your Account Value and not available as cash or a lump sum withdrawal.


 PURCHASE PAYMENT: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.


 ROLL-UP RATE: The guaranteed compounded rate of return credited to your Protected Withdrawal Value until the earlier of your first Lifetime Withdrawal and the 10th benefit anniversary. The Roll-up Rate is set when you elect the benefit and will not change.

 SECURE VALUE ACCOUNT: The fixed account to which we allocate 10% of your initial Purchase Payment and 10% of any subsequent Purchase Payments if you have elected an optional living benefit. The Secure Value Account earns interest at a rate we declare annually, is supported by assets held in our general account and is subject to our claims paying ability.

 SEPARATE ACCOUNT: Refers to the Pruco Life Flexible Premium Variable Annuity Account, which holds assets associated with annuities issued by Pruco Life Insurance Company. Assets in the Separate Account are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.


 SERVICE OFFICE: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see the section of this prospectus entitled "How to Contact Us" for the Service Office address.



 SUB-ACCOUNT: A division of the Separate Account.

 SURRENDER VALUE: The Account Value less any applicable CDSC, any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.

 UNIT: A share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.

 VALUATION DAY: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

 WE, US, OUR: Pruco Life Insurance Company of New Jersey.


 WITHDRAWAL PERCENTAGE: The percentage applied to your Protected Withdrawal Value to determine your Annual Income Amount. The applicable Withdrawal Percentage will depend on the age at which you take your first Lifetime Withdrawal. The applicable Withdrawal Percentages are set when you first elect the benefit and will not change.


 YOU, YOUR: The Owner(s) shown in the Annuity.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 The following tables describe the fees and expenses you will pay when buying, owning and surrendering one of the Annuities. Each of these fees and expenses is more fully described in "Fees, Charges and Deductions" later in this prospectus.

 The first table describes fees and expenses that you will pay at the time your surrender an Annuity, take certain partial withdrawals or transfer Account Value between Investment Options.

                     -------------------------------------
                      ANNUITY OWNER TRANSACTION EXPENSES
                     -------------------------------------

 CONTINGENT DEFERRED SALES CHARGE ("CDSC") /1/:

  -----------------------------------------------------------------------------
                                                 PERCENTAGE APPLIED TO PURCHASE
  AGE OF PURCHASE PAYMENT BEING WITHDRAWN          PAYMENT BEING WITHDRAWN
  -----------------------------------------------------------------------------
                                                 B SERIES   L SERIES  C SERIES
  -----------------------------------------------------------------------------
  Less than 1 year old                              7%         7%
  --------------------------------------------------------------------
  1 year old or older, but not yet 2 years old      7%         7%
  --------------------------------------------------------------------
  2 years old or older, but not yet 3 years old     6%         6%
  --------------------------------------------------------------------
  3 years old or older, but not yet 4 years old     6%         5%
  --------------------------------------------------------------------  None
  4 years old or older, but not yet 5 years old     5%         0%
  --------------------------------------------------------------------
  5 years old or older, but not yet 6 years old    4.5%        0%
  --------------------------------------------------------------------
  6 years old or older, but not yet 7 years old     4%         0%
  --------------------------------------------------------------------
  7 years old, or older                             0%         0%
  --------------------------------------------------------------------

 TRANSFER FEE /2/: $10
--------
 1 The years referenced in the CDSC table above refer to the length of time since a Purchase Payment was made (i.e. the "age" of the Purchase Payment). CDSCs are applied against the Purchase Payment(s) being withdrawn. The appropriate percentage is multiplied by the Purchase Payment(s) being withdrawn. Purchase Payments are withdrawn on a "first-in, first-out" basis.
 2 Currently, we deduct the transfer fee after the 20/th/ transfer each Annuity Year. Transfers in connection with one of our systematic programs (such as rebalancing or the formula used with optional living benefits) and transfers we make to or from the Secure Value Account due to the election or termination of an optional living benefit do not count toward the 20 transfers in an Annuity Year.

 The following tables describe a summary of the periodic fees and charges you will pay when you own the Annuity, not including the underlying portfolio fees and expenses.

      -------------------------------------------------------------------
                          PERIODIC FEES AND CHARGES
      -------------------------------------------------------------------
      ANNUAL MAINTENANCE FEE /3/:  Lesser of $30 and 2% of Account Value

         ---------------------------------------------------------------------------
                   ANNUALIZED INSURANCE FEES AND CHARGES
         (Assessed daily as a percentage of the net assets of the Sub-accounts)
         ---------------------------------------------------------------------------
         MORTALITY & EXPENSE RISK CHARGE      B SERIES     L SERIES     C SERIES
         ---------------------------------------------------------------------------
          During first 9 Annuity Years         1.30%        1.75%        1.80%
         ---------------------------------------------------------------------------
          After 9/th/ Annuity Year             1.30%        1.30%        1.30%
         ---------------------------------------------------------------------------
         ADMINISTRATION CHARGE
           (All Annuity Years)                 0.15%        0.15%        0.15%
         ---------------------------------------------------------------------------
         TOTAL ANNUALIZED INSURANCE
           FEES AND CHARGES /(5),(6)/
         ---------------------------------------------------------------------------
          During first 9 Annuity Years         1.45%        1.90%        1.95%
         ---------------------------------------------------------------------------
          After 9/th/ Annuity Year             1.45%        1.45%        1.45%
         ---------------------------------------------------------------------------

 3 Assessed annually on the Annuity Anniversary Date or upon surrender of the Annuity. Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $100,000. For Beneficiaries continuing the Annuity under the Beneficiary Continuation Option, the fee is the lesser of $30 and 2% of the Account Value and only applies if the Account Value is less than $25,000 at the time the fee is due.
 4 The Insurance Charge is a combination of the Mortality & Expense Risk Charge and the Administration Charge. For the L Series and C Series, on the Valuation Day immediately following the 9/th/ Annuity Anniversary Date, the Mortality & Expense Risk Charge drops to 1.30% annually.
 5 For Beneficiaries who elect the Beneficiary Continuation Option, the Mortality & Expense Risk Charge and Administration Charge do not apply. However, a Settlement Service Charge equal to 1.00% is assessed as a percentage of the daily net assets of the Sub-accounts as an annual charge.

 The following table sets forth the charges we deduct for each optional benefit under the Annuity. These fees would be in addition to the transaction fees and charges and periodic fees and charges described in the tables above.


         OPTIONAL BENEFITS
 (Charge for each benefit is assessed
 against the greater of Account Value
 and Protected Withdrawal Value)                       ANNUALIZED CHARGE/(6)/
 -----------------------------------------------------------------------------

 HIGHEST DAILY LIFETIME INCOME V3.0                    Maximum/(7)/: 2.00%
                                                            Current: 1.00%
 -----------------------------------------------------------------------------

 SPOUSAL HIGHEST DAILY LIFETIME INCOME                 Maximum/(7)/: 2.00%
 V3.0                                                       Current: 1.10%
 -----------------------------------------------------------------------------

 HIGHEST DAILY LIFETIME INCOME V3.0                    Maximum/(7)/: 2.00%
 WITH HIGHEST ANNUAL DEATH BENEFIT                          Current: 1.40%
 -----------------------------------------------------------------------------

 SPOUSAL HIGHEST DAILY LIFETIME INCOME                 Maximum/(7)/: 2.00%
 V3.0 WITH HIGHEST ANNUAL DEATH BENEFIT                     Current: 1.50%
 -----------------------------------------------------------------------------



 6 The charge for each of the optional benefits is deducted on each quarterly anniversary (each successive three-month anniversary of the benefit effective date), and is assessed against the greater of Account Value and Protected Withdrawal Value calculated on the last Valuation Day prior to the quarterly anniversary at the quarterly equivalent of the applicable annualized rate. The Protected Withdrawal Value is described in the "Living Benefits" section of this prospectus.

 7 We reserve the right to increase the charge to the maximum charge indicated upon any "step-up" under the benefit. Also, if you decide to elect or re-elect a benefit after your Annuity has been issued, the charge for the benefit under your Annuity will equal the current charge for then new Annuity owners up to the maximum indicated.

 The following table provides the range (minimum and maximum) total annual operating expenses charged by the underlying mutual funds ("Portfolios") before any contractual waivers and expense reimbursements. Each percentage is stated as a percentage of the underlying Portfolio's average daily net assets.

                                                MINIMUM  MAXIMUM
              ---------------------------------------------------
              TOTAL ANNUAL PORTFOLIO OPERATING  0.58%    1.77%
              EXPENSES
              ---------------------------------------------------

 The following are the total annual expenses for each underlying mutual fund ("Portfolio"). The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life of New Jersey with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.

--------------------------------------------------------------------------------------------------------------------------------

                                        UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                            (as a percentage of the average net assets of the underlying Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
       UNDERLYING                                                                               Total
       PORTFOLIO                              Distribution             Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                 and/or     Dividend   and Expenses Portfolio Portfolio  Fee Waiver   Portfolio
                          Management  Other   Service Fees Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1 fees) Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 AST Academic Strategies
  Asset Allocation
  Portfolio                 0.71%     0.02%      0.04%        0.13%       0.01%       0.68%     1.59%        0.00%      1.59%
 AST Advanced Strategies
  Portfolio                 0.81%     0.03%      0.10%        0.00%       0.00%       0.05%     0.99%        0.00%      0.99%
 AST AQR Emerging
  Markets Equity
  Portfolio                 1.09%     0.16%      0.10%        0.00%       0.00%       0.00%     1.35%        0.00%      1.35%
 AST AQR Large-Cap
  Portfolio /1/             0.72%     0.01%      0.10%        0.00%       0.00%       0.00%     0.83%       -0.17%      0.66%
 AST Balanced Asset
  Allocation Portfolio      0.15%     0.01%       None        0.00%       0.00%       0.83%     0.99%        0.00%      0.99%
 AST BlackRock Global
  Strategies Portfolio      0.97%     0.03%      0.10%        0.00%       0.00%       0.02%     1.12%        0.00%      1.12%
 AST BlackRock iShares
  ETF Portfolio /2/         0.88%     0.03%      0.10%        0.00%       0.00%       0.26%     1.27%       -0.26%      1.01%
 AST Capital Growth
  Asset Allocation
  Portfolio                 0.15%     0.01%       None        0.00%       0.00%       0.86%     1.02%        0.00%      1.02%
 AST ClearBridge
  Dividend Growth
  Portfolio /3/             0.82%     0.02%      0.10%        0.00%       0.00%       0.00%     0.94%       -0.11%      0.83%
 AST Cohen & Steers
  Realty Portfolio          0.98%     0.03%      0.10%        0.00%       0.00%       0.00%     1.11%        0.00%      1.11%
 AST Defensive Asset
  Allocation Portfolio      0.15%     0.02%       None        0.00%       0.00%       0.80%     0.97%        0.00%      0.97%
 AST Federated
  Aggressive Growth
  Portfolio                 0.93%     0.05%      0.10%        0.00%       0.00%       0.00%     1.08%        0.00%      1.08%
 AST FI Pyramis(R) Asset
  Allocation
  Portfolio /4/             0.82%     0.09%      0.10%        0.23%       0.07%       0.00%     1.31%        0.00%      1.31%
 AST FI Pyramis(R)
  Quantitative
  Portfolio /5/             0.81%     0.02%      0.10%        0.00%       0.00%       0.00%     0.93%      -0.093%      0.84%
 AST Franklin Templeton
  Founding Funds Plus
  Portfolio                 0.02%     0.03%       None        0.00%       0.00%       1.02%     1.07%        0.00%      1.07%
 AST Global Real Estate
  Portfolio                 0.99%     0.07%      0.10%        0.00%       0.00%       0.00%     1.16%        0.00%      1.16%
 AST Goldman Sachs
  Large-Cap Value
  Portfolio                 0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%        0.00%      0.84%
 AST Goldman Sachs
  Mid-Cap Growth
  Portfolio /6/             0.99%     0.04%      0.10%        0.00%       0.00%       0.00%     1.13%       -0.10%      1.03%
 AST Goldman Sachs
  Multi-Asset
  Portfolio /7/             0.92%     0.05%      0.10%        0.00%       0.00%       0.00%     1.07%       -0.20%      0.87%
 AST Goldman Sachs
  Small-Cap Value
  Portfolio                 0.94%     0.04%      0.10%        0.00%       0.00%       0.08%     1.16%        0.00%      1.16%
 AST Herndon Large-Cap
  Value Portfolio           0.82%     0.02%      0.10%        0.00%       0.00%       0.00%     0.94%        0.00%      0.94%
 AST High Yield Portfolio   0.72%     0.03%      0.10%        0.00%       0.00%       0.00%     0.85%        0.00%      0.85%
 AST International
  Growth Portfolio          0.97%     0.06%      0.10%        0.00%       0.00%       0.00%     1.13%        0.00%      1.13%
 AST International Value
  Portfolio                 0.97%     0.06%      0.10%        0.00%       0.00%       0.00%     1.13%        0.00%      1.13%
 AST Investment Grade
  Bond Portfolio /8/        0.63%     0.02%      0.10%        0.00%       0.00%       0.00%     0.75%       -0.04%      0.71%
 AST J.P. Morgan Global
  Thematic Portfolio        0.92%     0.04%      0.10%        0.00%       0.00%       0.00%     1.06%        0.00%      1.06%

---------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                         ANNUAL EXPENSES

                                                (as a percentage of the average
                                                  net assets of the underlying
                                                          Portfolios)
---------------------------------------------------------------------------------------------------------------------------------
       UNDERLYING                                                                                Total
        PORTFOLIO                              Distribution             Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                  and/or     Dividend   and Expenses Portfolio Portfolio  Fee Waiver   Portfolio
                           Management  Other   Service Fees Expense on    on Short    Fees &   Operating  or Expense   Operating
                              Fees    Expenses (12b-1 fees) Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
---------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES
 TRUST CONTINUED
 AST J.P. Morgan
  International Equity
  Portfolio                  0.87%     0.09%      0.10%        0.00%       0.00%       0.00%     1.06%       0.00%       1.06%
 AST J.P. Morgan
  Strategic Opportunities
  Portfolio                  0.97%     0.06%      0.10%        0.15%       0.01%       0.00%     1.29%       0.00%       1.29%
 AST Jennison Large-Cap
  Growth Portfolio           0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST Jennison Large-Cap
  Value Portfolio /9/        0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%      -0.05%       0.79%
 AST Large-Cap Value
  Portfolio                  0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST Loomis Sayles
  Large-Cap Growth
  Portfolio                  0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%       0.06%       0.93%
 AST Lord Abbett Core
  Fixed Income
  Portfolio /10/             0.77%     0.02%      0.10%        0.00%       0.00%       0.00%     0.89%      -0.34%       0.55%
 AST MFS Global Equity
  Portfolio                  0.99%     0.11%      0.10%        0.00%       0.00%       0.00%     1.20%       0.00%       1.20%
 AST MFS Growth Portfolio    0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST MFS Large-Cap Value
  Portfolio                  0.83%     0.05%      0.10%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST Mid-Cap Value
  Portfolio                  0.93%     0.03%      0.10%        0.00%       0.00%       0.00%     1.06%       0.00%       1.06%
 AST Money Market
  Portfolio                  0.47%     0.01%      0.10%        0.00%       0.00%       0.00%     0.58%       0.00%       0.58%
 AST Neuberger Berman
  Core Bond Portfolio /11/   0.68%     0.02%      0.10%        0.00%       0.00%       0.00%     0.80%      -0.17%       0.63%
 AST Neuberger Berman
  Mid-Cap Growth Portfolio   0.88%     0.03%      0.10%        0.00%       0.00%       0.00%     1.01%       0.00%       1.01%
 AST Neuberger Berman/LSV
  Mid-Cap Value Portfolio    0.89%     0.04%      0.10%        0.00%       0.00%       0.00%     1.03%       0.00%       1.03%
 AST New Discovery Asset
  Allocation Portfolio       0.83%     0.11%      0.10%        0.00%       0.00%       0.00%     1.04%      0.009%       1.03%
 AST Parametric Emerging
  Markets Equity Portfolio   1.07%     0.24%      0.10%        0.00%       0.00%       0.00%     1.41%       0.00%       1.41%
 AST PIMCO Limited
  Maturity Bond Portfolio    0.62%     0.03%      0.10%        0.00%       0.00%       0.00%     0.75%       0.00%       0.75%
 AST PIMCO Total Return
  Bond Portfolio             0.60%     0.02%      0.10%        0.00%       0.00%       0.00%     0.72%       0.00%       0.72%
 AST Preservation Asset
  Allocation Portfolio       0.15%     0.01%       None        0.00%       0.00%       0.78%     0.94%       0.00%       0.94%
 AST Prudential Core Bond
  Portfolio /12/             0.67%     0.02%      0.10%        0.00%       0.00%       0.00%     0.79%      -0.03%       0.76%
 AST Prudential Growth
  Allocation
  Portfolio /13/             0.81%     0.02%      0.10%        0.00%       0.00%       0.00%     0.93%      -0.02%       0.91%
 AST QMA Emerging Markets
  Equity Portfolio           1.09%     0.21%      0.10%        0.00%       0.00%       0.00%     1.40%       0.00%       1.40%
 AST QMA Large-Cap
  Portfolio                  0.72%     0.01%      0.10%        0.00%       0.00%       0.00%     0.83%       0.00%       0.83%
 AST QMA US Equity Alpha
  Portfolio                  0.99%     0.05%      0.10%        0.38%       0.25%       0.00%     1.77%       0.00%       1.77%
 AST Quantitative
  Modeling Portfolio         0.25%     0.07%       None        0.00%       0.00%       0.89%     1.21%       0.00%       1.21%
 AST RCM World Trends
  Portfolio /14/             0.92%     0.04%      0.10%        0.00%       0.00%       0.00%     1.06%      -0.07%       0.99%
 AST Schroders Global
  Tactical Portfolio         0.92%     0.03%      0.10%        0.00%       0.00%       0.13%     1.18%       0.00%       1.18%
 AST Schroders
  Multi-Asset World
  Strategies Portfolio       1.06%     0.04%      0.10%        0.00%       0.00%       0.12%     1.32%       0.00%       1.32%
 AST Small-Cap Growth
  Portfolio                  0.88%     0.03%      0.10%        0.00%       0.00%       0.00%     1.01%       0.00%       1.01%
 AST Small-Cap Value
  Portfolio                  0.88%     0.04%      0.10%        0.00%       0.00%       0.04%     1.06%       0.00%       1.06%
 AST T. Rowe Price Asset
  Allocation Portfolio
  /13/                       0.81%     0.02%      0.10%        0.00%       0.00%       0.00%     0.93%      -0.02%       0.91%

--------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES

                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
       UNDERLYING                                                                               Total
       PORTFOLIO                              Distribution             Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                 and/or     Dividend   and Expenses Portfolio Portfolio  Fee Waiver   Portfolio
                          Management  Other   Service Fees Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1 fees) Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES
 TRUST CONTINUED
 AST T. Rowe Price
  Equity Income Portfolio   0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST T. Rowe Price
  Growth Opportunities
  Portfolio                 0.88%     0.03%      0.10%        0.00%       0.00%       0.00%     1.01%       0.00%       1.01%
 AST T. Rowe Price
  Large-Cap Growth
  Portfolio                 0.84%     0.02%      0.10%        0.00%       0.00%       0.00%     0.96%       0.00%       0.96%
 AST T. Rowe Price
  Natural Resources
  Portfolio                 0.88%     0.04%      0.10%        0.00%       0.00%       0.00%     1.02%       0.00%       1.02%
 AST Templeton Global
  Bond Portfolio            0.79%     0.09%      0.10%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST Wellington
  Management Hedged
  Equity Portfolio          0.98%     0.04%      0.10%        0.00%       0.00%       0.03%     1.15%       0.00%       1.15%
 AST Western Asset Core
  Plus Bond
  Portfolio /15/            0.67%     0.02%      0.10%        0.00%       0.00%       0.00%     0.79%      -0.15%       0.64%
 AST Western Asset
  Emerging Markets Debt
  Portfolio /16/            0.84%     0.06%      0.10%        0.00%       0.00%       0.00%     1.00%      -0.05%       0.95%


 1 Prudential Investments LLC and AST Investment Services, Inc. (the "Investment Managers") have contractually agreed to waive 0.17% of their investment management fees through June 30, 2014. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2014 will be subject to review by the Investment Managers and the Portfolio's Board of Trustees.
 2 The Investment Managers have contractually agreed to waive a portion of their investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees and other expenses (including distribution fees, acquired fund fees and expenses, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio's average daily net assets through June 30, 2014. These arrangements may not be terminated or modified prior to June 30, 2014, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangements after June 30, 2014 will be subject to review by the Investment Managers and the Portfolio's Board of Trustees.
 3 The Investment Managers have contractually agreed to waive 0.11% of their investment management fees through June 30, 2014. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2014 will be subject to review by the Investment Managers and the Portfolio's Board of Trustees.
 4  Pyramis is a registered service mark of FMR LLC. Used under license.
 5 The Investment Managers have contractually agreed to waive 0.08% of their investment management fees through June 30, 2014. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2014 will be subject to review by the Investment Managers and the Portfolio's Board of Trustees.
 6 The Investment Managers have contractually agreed to waive 0.10% of their investment management fees through June 30, 2014. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2014 will be subject to review by the Investment Managers and the Portfolio's Board of Trustees.
 7 The Investment Managers have contractually agreed to waive 0.10% of their investment management fee through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive 0.10% of their investment management fee through June 30, 2014. Each expense limitation may not be terminated or modified prior to its expiration date, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue each expense limitation after its expiration date will be subject to review by the Investment Managers and the Portfolio's Board of Trustees.
 8 The Portfolio's distributor, Prudential Annuities Distributors, Inc. ("PAD") has contractually agreed to reduce its distribution and service fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the
    Portfolio: average daily net Portfolio assets up to and including $300 million: fee rate is 0.10% (no waiver); average daily net Portfolio assets over $300 million up to and including $500 million: fee rate is 0.08%; average daily net Portfolio assets over $500 million up to and including $750 million: fee rate is 0.07%; average daily net Portfolio assets over $750 million: fee rate is 0.06%. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and the Investment Managers and PAD cannot terminate or otherwise modify the waiver.
 9 The Investment Managers have contractually agreed to waive 0.05% of their investment management fees through June 30, 2014. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2014 will be subject to review by the Investment Managers and the Portfolio's Board of Trustees.
 10 The Investment Managers have contractually agreed to waive a portion of their investment management fee, as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio's average daily net assets between $500 million and $1 billion; and 0.15% of the Portfolio's average daily net assets in excess of $1 billion. In addition, the Investment Managers have contractually agreed to waive 0.21% of their investment management fee through June 30, 2014. Each expense limitation may not be terminated or modified prior to its expiration date, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue each expense limitation after its expiration date will be subject to review by the Investment Managers and the Portfolio's Board of Trustees.
 11 The Investment Managers have contractually agreed to waive a portion of their investment management fees, as follows: 0.025% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2015. In addition, the Investment Managers have contractually agreed to waive 0.16% of their investment management fee through June 30, 2014. Each expense limitation may not be terminated or modified prior to its expiration date, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue each expense limitation after its expiration date will be subject to review by the Investment Managers and the Portfolio's Board of Trustees.

 12 The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows: 0.025% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Portfolio's Board of Trustees.
 13 The Investment Managers have contractually agreed to waive 0.02% of their investment management fees through June 30, 2014. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue the arrangement after June 30, 2014 will be subject to review by the Investment Managers and the Portfolio's Board of Trustees.
 14 The Investment Managers have contractually agreed to waive 0.07% of their investment management fees through June 30, 2014. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue the arrangement after June 30, 2014 will be subject to review by the Investment Managers and the Portfolio's Board of Trustees.
 15 The Investment Managers have contractually agreed to waive 0.15% of their investment management fees through June 30, 2014. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2014 will be subject to review by the Investment Managers and the Portfolio's Board of Trustees.
 16 The Investment Managers have contractually agreed to waive 0.05% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Portfolio's Board of Trustees

                               EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in one Pruco Life of New Jersey Annuity with the cost of investing in other Pruco Life of New Jersey Annuities and/or other variable annuities. Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year. The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges."
   .   Insurance Charge
   .   Contingent Deferred Sales Charge (when and if applicable)
   .   Annual Maintenance Fee

   .   Optional living benefit fees, as described below


 The examples also assume the following for the period shown:

   . Your Account Value is allocated to the Secure Value Account and the Permitted Sub-account that may be elected with any of the optional living benefits with the maximum gross total operating expenses and those expenses remain the same each year*
   . You elect the Spousal Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit, which is the maximum optional benefit charge and the applicable Roll-Up Rate is 8%. There is no other combination of optional benefits that would result in higher maximum charges than those shown in the examples.

   .   For each charge, we deduct the maximum charge rather than the current charge
   .   You make no withdrawals of Account Value
   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies



 Amounts shown in the examples are rounded to the nearest dollar.

 * Note: Not all Portfolios offered as Sub-accounts may be available depending on optional living benefit election and selling firm.

 THE EXAMPLES ARE ILLUSTRATIVE ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 EXPENSE EXAMPLES ARE PROVIDED AS FOLLOWS:

 If you surrender your Annuity at the end of the applicable time period:


                                1 YR  3 YRS  5 YRS  10 YRS
                     -------------------------------------
                     B SERIES  $1,258 $2,320 $3,450 $6,371
                     -------------------------------------
                     L SERIES  $1,301 $2,444 $3,147 $6,711
                     -------------------------------------
                     C SERIES  $  606 $1,858 $3,169 $6,747
                     -------------------------------------


 If you do not surrender your Annuity, or if you annuitize your Annuity:


                                1 YR 3 YRS  5 YRS  10 YRS
                      -----------------------------------
                      B SERIES  $558 $1,720 $2,950 $6,371
                      -----------------------------------
                      L SERIES  $601 $1,844 $3,147 $6,711
                      -----------------------------------
                      C SERIES  $606 $1,858 $3,169 $6,747
                      -----------------------------------

                                    SUMMARY

 This Summary describes key features of the Annuities offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing an Annuity. You should read the entire prospectus for a complete description of the Annuities. Your Financial Professional can also help you if you have questions.

 THE ANNUITY: The variable annuity contract issued by Pruco Life of New Jersey is a contract between you, the Owner, and Pruco Life of New Jersey, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the contract.

 The Annuity offers various investment portfolios. With the help of your Financial Professional, you choose how to invest your money within your Annuity (subject to certain restrictions; see "Investment Options"). Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in "underlying" mutual funds.

 This prospectus describes three different Annuities. The Annuities differ primarily in the fees and charges deducted. With the help of your Financial Professional, you choose the Annuity that is suitable for you based on your time horizon and liquidity needs.

 Please see Appendix B "Selecting the Variable Annuity That's Right For You," for a side-by-side comparison of the key features of each of these Annuities.

 GENERALLY SPEAKING, VARIABLE ANNUITIES ARE INVESTMENTS DESIGNED TO BE HELD FOR THE LONG TERM. WORKING WITH YOUR FINANCIAL PROFESSIONAL, YOU SHOULD CAREFULLY CONSIDER WHETHER A VARIABLE ANNUITY IS APPROPRIATE FOR YOU GIVEN YOUR LIFE EXPECTANCY, NEED FOR INCOME, AND OTHER PERTINENT FACTORS.

 PURCHASE: Your eligibility to purchase is based on your age and the amount of your initial Purchase Payment. See your Financial Professional to complete an application.

                  ANNUITY   MAXIMUM AGE FOR  MINIMUM INITIAL
                            INITIAL PURCHASE PURCHASE PAYMENT
                  -------------------------------------------
                  B SERIES         85             $1,000
                  -------------------------------------------
                  L SERIES         85            $10,000
                  -------------------------------------------
                  C SERIES         85            $10,000
                  -------------------------------------------

 The "Maximum Age for Initial Purchase" applies to the oldest Owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. For Annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life.

 After you purchase your Annuity, you will have a limited period of time during which you may cancel (or "Free Look") the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period.

 Please see "Requirements for Purchasing the Annuity" for more detail.

 INVESTMENT OPTIONS: You may choose from a variety of variable Investment Options ranging from conservative to aggressive. Certain optional benefits may limit your ability to invest in the variable Investment Options otherwise available to you under the Annuity. Each of the underlying mutual funds is described in its own prospectus, which you should read before investing. There is no assurance that any variable Investment Option will meet its investment objective.

 Please see "Investment Options," and "Managing Your Account Value" for information.

 ACCESS TO YOUR MONEY: You can receive income by taking withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax, and may be subject to a Contingent Deferred Sales Charge (discussed below). You may withdraw up to 10% of your Purchase Payments each year without being subject to a Contingent Deferred Sales Charge.

 You may elect to receive income through annuity payments over your lifetime, also called "Annuitization". If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs.

 Please see "Access to Account Value" and "Annuity Options" for more information.

 OPTIONAL LIVING BENEFITS
 We offer optional living benefits, for an additional charge, that guarantee your ability to take withdrawals for life as a percentage of "Protected Withdrawal Value", even if your Account Value falls to zero (unless it does so due to a withdrawal of Excess Income). The Protected Withdrawal Value is not the same as your Account Value, and it is not available for a lump sum withdrawal. The Account Value has no guarantees, may fluctuate, and can lose value. Withdrawals in excess of the Annual Income Amount, called "Excess Income," will impact the value of the benefit including a permanent reduction in future guaranteed amounts. In marketing and other materials, we may refer to Excess Income as "Excess Withdrawals".

 We currently offer the following optional living benefits:
..   Highest Daily Lifetime Income v3.0
..   Spousal Highest Daily Lifetime Income v3.0
..   Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit
..   Spousal Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit

 As a condition of electing an optional living benefit, we limit the Investment Options to which you may allocate your Account Value and require a mandatory allocation to the Secure Value Account. Also, these benefits utilize a predetermined mathematical formula to help us manage your guarantee through all market cycles. Under the pre-determined mathematical formula, your Account Value may be transferred between certain "permitted Sub-accounts" on the one hand and the AST Investment Grade Bond Sub-account on the other hand. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formulas.


 In the "Optional Living Benefits" section, we describe guaranteed minimum withdrawal benefits that allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). PLEASE BE AWARE THAT IF YOU WITHDRAW MORE THAN THAT AMOUNT IN A GIVEN ANNUITY YEAR (I.E., "EXCESS INCOME"), THAT WITHDRAWAL MAY PERMANENTLY REDUCE THE GUARANTEED AMOUNT YOU CAN WITHDRAW IN FUTURE YEARS. PLEASE ALSO NOTE THAT IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO AS A RESULT OF A WITHDRAWAL OF EXCESS INCOME, BOTH THE OPTIONAL LIVING BENEFIT AND THE ANNUITY WILL TERMINATE. THUS, YOU SHOULD THINK CAREFULLY BEFORE TAKING SUCH EXCESS INCOME. If you wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed withdrawal amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.


 DEATH BENEFITS: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. Each of our Annuities offers a minimum death benefit. Please see "Minimum Death Benefit" for more information.

 FEES AND CHARGES: Each Annuity, and the optional living benefits and optional death benefits, are subject to certain fees and charges, as discussed in the "Summary of Contract Fees and Charges" table in the prospectus. In addition, there are fees and expenses of the underlying Portfolios.

 WHAT DOES IT MEAN THAT MY ANNUITY IS "TAX DEFERRED"? Variable annuities are "tax deferred", meaning you pay no taxes on any earnings from your Annuity until you withdraw the money. You may also transfer among your Investment Options without paying a tax at the time of the transfer. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age
 59 1/2, you also may be subject to a 10% federal tax penalty.

 You may also purchase one of our Annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan. Although there is no additional tax advantage to a variable annuity purchased through one of these plans, the Annuity has features and benefits other than tax deferral that may make it an important investment for a qualified plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract for use with a tax-qualified plan.

 MARKET TIMING: We have market timing policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or Portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (i.e., market timing). Our market timing policies and procedures are discussed in more detail in the section entitled "Restrictions on Transfers Between Investment Options."

 OTHER INFORMATION: Please see the section entitled "Other Information" for more information about our Annuities, including legal information about Pruco Life of New Jersey, the Separate Account, and underlying funds.

                              INVESTMENT OPTIONS

 The Investment Options under each Annuity consist of the Sub-accounts. In this section, we describe the portfolios and the investment restrictions that apply if you elect certain optional benefits.

 Each Sub-account invests in an underlying portfolio whose share price generally fluctuates each Valuation Day. The portfolios that you select, among those that are permitted, are your choice - we do not provide investment advice, nor do we recommend any particular portfolio. You bear the investment risk for amounts allocated to the portfolios.


 As a condition of participating in the optional livings benefits, you may be prohibited from investing in certain Sub-accounts. We describe those restrictions below. In addition, the optional living benefits (e.g., Highest Daily Lifetime Income v3.0) employ a pre-determined mathematical formula, under which money is transferred between your chosen Sub-accounts and the AST Investment Grade Bond Sub-account. The optional living benefits also require a mandatory allocation of 10% of your Account Value to the Secure Value Account.


 WHETHER OR NOT YOU ELECT AN OPTIONAL LIVING BENEFIT SUBJECT TO THE PREDETERMINED MATHEMATICAL FORMULA, YOU SHOULD BE AWARE THAT THE OPERATION OF THE FORMULA MAY RESULT IN LARGE-SCALE ASSET FLOWS INTO AND OUT OF YOUR SUB-ACCOUNTS. THESE ASSET FLOWS COULD ADVERSELY IMPACT THE PORTFOLIOS, INCLUDING THEIR RISK PROFILE, EXPENSES AND PERFORMANCE. These asset flows impact not only the Permitted Sub-accounts used with the benefits but also the other Sub-accounts, because the portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the portfolios could experience the following effects, among others:

 (a)a portfolio's investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadviser's ability to fully implement the portfolio's investment strategy;
 (b)the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;
 (c)a portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the portfolio compared to other similar funds.

 The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners' Account Value may be transferred to the AST Investment Grade Bond Sub-account and others Owners' Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.

 The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.

 VARIABLE INVESTMENT OPTIONS
 Each variable Investment Option is a Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (see "Pruco Life of New Jersey and the Separate Account" for more detailed information). Each Sub-account invests exclusively in one portfolio. The Investment Objectives/Policies Chart below classifies each of the portfolios based on our assessment of their investment style. The chart also provides a description of each portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which portfolios may be of interest to you. PLEASE NOTE, THE AST INVESTMENT GRADE BOND SUB-ACCOUNT IS NOT AVAILABLE FOR ALLOCATION OF PURCHASE PAYMENTS.

 Not all portfolios offered as Sub-accounts may be available depending on whether you elect an optional living benefit. Thus, if you elected an optional living benefit, you would be precluded from investing in certain portfolios and therefore would not receive investment appreciation (or depreciation) affecting those portfolios.

 The portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the portfolio may have been modeled after at its inception. Conversely, certain retail mutual funds may be managed by the same portfolio advisor or sub-advisor of a Portfolio available as a Sub-account or have a similar name. While the investment objective and policies of the retail mutual funds and the portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the portfolios are found in the prospectuses for the portfolios. THE CURRENT PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE UNDERLYING PORTFOLIOS CAN BE OBTAINED BY CALLING 1-888-PRU-2888. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

 The name of the advisor/sub-advisor for each portfolio appears next to the description. Those portfolios whose name includes the prefix "AST" are portfolios of the Advanced Series Trust. The portfolios of the Advanced Series Trust are co-managed by AST Investment Services, Inc. and Prudential Investments LLC, both of which are affiliated companies of Pruco Life of New Jersey. However, for most Portfolios, one or more sub-advisors, as noted below, are engaged to conduct day-to-day management. Allocations made to all AST Portfolios benefit us financially.

 Please see the Additional Information, under the heading concerning "Service Fees Payable to Pruco Life of New Jersey" for a discussion of fees that we may receive from underlying mutual funds and/or their affiliates. You may select portfolios individually, create your own combination of portfolios (certain limitations apply - see "Limitations with Optional Benefits" later in this section), or select from among combinations of portfolios that we have created called "Prudential Portfolio Combinations." Under Prudential Portfolio Combinations, each Portfolio Combination consists of several asset allocation portfolios, each of which represents a specified percentage of your allocations. If you elect to invest according to one of these Portfolio Combinations, we will allocate your initial Purchase Payment among the Sub-accounts within the Portfolio Combination according to the percentage allocations. You may elect to allocate additional Purchase Payments according to the composition of the Portfolio Combination, although if you do not make such an explicit election, we will allocate additional Purchase Payments as discussed below under "Additional Purchase Payments." Once you have selected a Portfolio Combination, we will not rebalance your Account Value to take into account differences in performance among the Sub-accounts. This is a static, point of sale model allocation. Over time, the percentages in each asset allocation portfolio may vary from the Portfolio Combination you selected when you purchased your Annuity based on the performance of each of the portfolios within the Portfolio Combination. However, you may elect to participate in an automatic rebalancing program, under which we would transfer Account Value periodically so that your Account Value allocated to the Sub-accounts is brought back to the exact percentage allocations stipulated by the Portfolio Combination you elected. Please see "Automatic Rebalancing Programs" below for details about how such a program operates. If you are participating in an optional living benefit (such as Highest Daily Lifetime Income v3.0) that uses a pre-determined mathematical formula, under which your Account Value may be transferred between "Permitted Sub-accounts" and the AST Investment Grade Bond Sub-account, and you have elected automatic rebalancing in addition to Prudential Portfolio Combinations, you should be aware that: (a) the AST Investment Grade Bond Sub-account used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and
 (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that existed originally as part of Prudential Portfolio Combinations.

 If you are interested in a Portfolio Combination, you should work with your Financial Professional to select the Portfolio Combination that is appropriate for you, in light of your investment time horizon, investment goals and expectations and market risk tolerance, and other relevant factors. In providing these Portfolio Combinations, we are not providing investment advice. You are responsible for determining which Portfolio Combination or Sub-account(s) is best for you. Asset allocation does not ensure a profit or protect against a loss.

    ADVANCED SERIES           STYLE/                    OBJECTIVE                            PORTFOLIO ADVISOR/
     TRUST ("AST")            TYPE                                                              SUBADVISOR(S)
    PORTFOLIO NAME
---------------------------------------------------------------------------------------------------------------------------
 AST ACADEMIC                 ASSET       Seeks long-term capital appreciation.     AlphaSimplex Group, LLC
 STRATEGIES ASSET          ALLOCATION                                               AQR Capital Management, LLC and
 ALLOCATION PORTFOLIO                                                                  CNH Partners, LLC
                                                                                    CoreCommodity Management, LLC
                                                                                    First Quadrant, L.P.
                                                                                    Jennison Associates LLC
                                                                                    J.P. Morgan Investment Management,
                                                                                       Inc.
                                                                                    Pacific Investment Management
                                                                                       Company LLC (PIMCO)
                                                                                    Prudential Investments LLC
                                                                                    Quantitative Management Associates
                                                                                       LLC
                                                                                    Western Asset Management Company/
                                                                                       Western Asset Management Company
                                                                                       Limited
---------------------------------------------------------------------------------------------------------------------------
 AST ADVANCED                 ASSET       Seeks a high level of absolute return     Brown Advisory LLC
 STRATEGIES PORTFOLIO      ALLOCATION     by using traditional and non-             Loomis, Sayles & Company, L.P.
                                          traditional investment strategies and     LSV Asset Management
                                          by investing in domestic and foreign      Pacific Investment Management
                                          equity and fixed income securities,          Company LLC (PIMCO)
                                          derivative instruments and other          Quantitative Management Associates
                                          investment companies.                        LLC;
                                                                                    T. Rowe Price Associates, Inc.
                                                                                    William Blair & Company, LLC.
---------------------------------------------------------------------------------------------------------------------------
 AST AQR EMERGING         INTERNATIONAL   Seeks long-term capital appreciation.     AQR Capital Management, LLC
 MARKETS EQUITY              EQUITY
 PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
 AST AQR LARGE-CAP          LARGE-CAP     Seeks long-term capital appreciation.     AQR Capital Management, LLC
 PORTFOLIO                    BLEND
---------------------------------------------------------------------------------------------------------------------------
 AST BALANCED ASSET           ASSET       Seeks to obtain the highest potential     Prudential Investments LLC
 ALLOCATION PORTFOLIO      ALLOCATION     total return consistent with its          Quantitative Management Associates
                                          specified level of risk.                     LLC
---------------------------------------------------------------------------------------------------------------------------
 AST BLACKROCK GLOBAL         ASSET       Seeks a high total return consistent      BlackRock Financial Management, Inc.
 STRATEGIES PORTFOLIO      ALLOCATION     with a moderate level of risk.
---------------------------------------------------------------------------------------------------------------------------
 AST BLACKROCK                ASSET       Seeks to maximize total return with a     BlackRock Financial Management, Inc.
 ISHARES ETF PORTFOLIO     ALLOCATION     moderate level of risk.
---------------------------------------------------------------------------------------------------------------------------
 AST CAPITAL GROWTH           ASSET       Seeks to obtain a total return            Prudential Investments LLC
 ASSET ALLOCATION          ALLOCATION     consistent with its specified level of    Quantitative Managements Associates
 PORTFOLIO                                risk.                                        LLC
---------------------------------------------------------------------------------------------------------------------------
 AST CLEARBRIDGE            LARGE-CAP     Seeks income, capital preservation,       ClearBridge Investments, LLC
 DIVIDEND GROWTH              BLEND       and capital appreciation.
 PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
 AST COHEN & STEERS         SPECIALTY     Seeks to maximize total return            Cohen & Steers Capital Management,
 REALTY PORTFOLIO                         through investment in real estate            Inc.
                                          securities.
---------------------------------------------------------------------------------------------------------------------------
 AST DEFENSIVE ASSET          ASSET       Seeks to obtain the highest potential     Prudential Investments LLC
 ALLOCATION PORTFOLIO      ALLOCATION     total return consistent with its          Quantitative Managements Associates
                                          specified level of risk tolerance.           LLC
---------------------------------------------------------------------------------------------------------------------------
 AST FEDERATED              SMALL-CAP     Seeks capital growth.                     Federated Equity Management Company
 AGGRESSIVE GROWTH           GROWTH                                                    of Pennsylvania/Federated Global
 PORTFOLIO                                                                             Investment Management Corp.
---------------------------------------------------------------------------------------------------------------------------
 AST FI PYRAMIS(R)            ASSET       Seeks to maximize total return.           Pyramis Global Advisors, LLC a
 ASSET ALLOCATION          ALLOCATION                                                  Fidelity Investments Company
 PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------

    ADVANCED SERIES         STYLE/               OBJECTIVE                       PORTFOLIO ADVISOR/
     TRUST ("AST")           TYPE                                                  SUBADVISOR(S)
    PORTFOLIO NAME
-------------------------------------------------------------------------------------------------------------
 AST FI PYRAMIS(R)          ASSET      Seeks long-term capital growth    Pyramis(R) Global Advisors, LLC a
 QUANTITATIVE PORTFOLIO   ALLOCATION   balanced by current income.          Fidelity Investments Company
-------------------------------------------------------------------------------------------------------------



 Pyramis is a registered service mark of FMR LLC. Used under license.



 AST FRANKLIN                 ASSET       Seeks capital appreciation.    AST Investment Services, Inc.
 TEMPLETON FOUNDING        ALLOCATION                                    Prudential Investments LLC
 FUNDS PLUS PORTFOLIO
------------------------------------------------------------------------------------------------------------------
 AST GLOBAL REAL            SPECIALTY     Seeks capital appreciation     Prudential Real Estate Investors
 ESTATE PORTFOLIO                         and income.
------------------------------------------------------------------------------------------------------------------
 AST GOLDMAN SACHS          LARGE-CAP     Seeks long-term growth of      Goldman Sachs Asset Management, L.P.
 LARGE-CAP VALUE              VALUE       capital.
 PORTFOLIO
------------------------------------------------------------------------------------------------------------------
 AST GOLDMAN SACHS           MID-CAP      Seeks long-term growth of      Goldman Sachs Asset Management, L.P.
 MID-CAP GROWTH              GROWTH       capital.
 PORTFOLIO
------------------------------------------------------------------------------------------------------------------
 AST GOLDMAN SACHS            ASSET       Seeks to obtain a high level   Goldman Sachs Asset Management, L.P.
 MULTI-ASSET PORTFOLIO     ALLOCATION     of total return consistent
                                          with its level of risk
                                          tolerance.
------------------------------------------------------------------------------------------------------------------
 AST GOLDMAN SACHS          SMALL-CAP     Seeks long-term capital        Goldman Sachs Asset Management, L.P.
 SMALL-CAP VALUE              VALUE       appreciation.
 PORTFOLIO
------------------------------------------------------------------------------------------------------------------
 AST HERNDON LARGE-         LARGE-CAP     Seeks maximum growth of        Herndon Capital Management, LLC
 CAP VALUE PORTFOLIO          VALUE       capital by investing
                                          primarily in the value of
                                          stocks of larger companies.
------------------------------------------------------------------------------------------------------------------
 AST HIGH YIELD               FIXED       Seeks maximum total return,    J.P. Morgan Investment Management,
 PORTFOLIO                   INCOME       consistent with preservation      Inc.
                                          of capital and prudent         Prudential Investment Management, Inc.
                                          investment management.
------------------------------------------------------------------------------------------------------------------
 AST INTERNATIONAL        INTERNATIONAL   Seeks long-term capital        Jennison Associates LLC
 GROWTH PORTFOLIO            EQUITY       growth.                        Neuberger Berman Management LLC
                                                                         William Blair & Company, LLC
------------------------------------------------------------------------------------------------------------------
 AST INTERNATIONAL        INTERNATIONAL   Seeks capital growth.          LSV Asset Management
 VALUE PORTFOLIO             EQUITY                                      Thornburg Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------
 AST INVESTMENT GRADE         FIXED       Seeks to maximize total        Prudential Investment Management, Inc.
 BOND PORTFOLIO              INCOME       return, consistent with the
                                          preservation of capital and
                                          liquidity needs.
------------------------------------------------------------------------------------------------------------------
 AST J.P. MORGAN              ASSET       Seeks capital appreciation     J.P. Morgan investment Management
 GLOBAL THEMATIC           ALLOCATION     consistent with                   Inc./Security Capital Research &
 PORTFOLIO                                its specified level of risk       Management Incorporated
                                          tolerance.
------------------------------------------------------------------------------------------------------------------
 AST J.P. MORGAN          INTERNATIONAL   Seeks capital growth.          J.P. Morgan Investment Management,
 INTERNATIONAL EQUITY        EQUITY                                         Inc.
 PORTFOLIO
------------------------------------------------------------------------------------------------------------------
 AST J.P. MORGAN              ASSET       Seeks to maximize return       J.P. Morgan Investment Management,
 STRATEGIC                 ALLOCATION     compared to the benchmark         Inc.
 OPPORTUNITIES                            through security selection
 PORTFOLIO                                and tactical asset
                                          allocation.
------------------------------------------------------------------------------------------------------------------
 AST JENNISON LARGE-        LARGE-CAP     Seeks long-term growth of      Jennison Associates LLC
 CAP GROWTH PORTFOLIO        GROWTH       capital.
------------------------------------------------------------------------------------------------------------------
 AST JENNISON LARGE-        LARGE-CAP     Seeks capital appreciation.    Jennison Associates LLC
 CAP VALUE PORTFOLIO          VALUE
------------------------------------------------------------------------------------------------------------------

    ADVANCED SERIES           STYLE/                    OBJECTIVE                               PORTFOLIO ADVISOR/
     TRUST ("AST")            TYPE                                                                 SUBADVISOR(S)
    PORTFOLIO NAME
--------------------------------------------------------------------------------------------------------------------------------
 AST LARGE-CAP VALUE        LARGE-CAP     Seeks current income and long-term         Hotchkis and Wiley Capital Management,
 PORTFOLIO                    VALUE       growth of income, as well as capital          LLC
                                          appreciation.
--------------------------------------------------------------------------------------------------------------------------------
 AST LOOMIS SAYLES          LARGE-CAP     Seeks capital growth. Income               Loomis, Sayles & Company, L.P.
 LARGE-CAP GROWTH            GROWTH       realization is not an investment
 PORTFOLIO                                objective and any income realized on
                                          the Portfolio's investments, therefore,
                                          will be incidental to the Portfolio's
                                          objective.
--------------------------------------------------------------------------------------------------------------------------------
 AST LORD ABBETT CORE         FIXED       Seeks income and capital                   Lord, Abbett & Co. LLC
 FIXED INCOME PORTFOLIO      INCOME       appreciation to produce a high total
                                          return.
--------------------------------------------------------------------------------------------------------------------------------
 AST MFS GLOBAL           INTERNATIONAL   Seeks capital growth.                      Massachusetts Financial Services Company
 EQUITY PORTFOLIO            EQUITY
--------------------------------------------------------------------------------------------------------------------------------
 AST MFS GROWTH             LARGE-CAP     Seeks long-term capital growth and         Massachusetts Financial Services Company
 PORTFOLIO                   GROWTH       future, rather than current income.
--------------------------------------------------------------------------------------------------------------------------------
 AST MFS LARGE-CAP          LARGE-CAP     Seeks capital appreciation.                Massachusetts Financial Services Company
 VALUE PORTFOLIO              VALUE
--------------------------------------------------------------------------------------------------------------------------------
 AST MID-CAP VALUE           MID-CAP      Seeks to provide capital growth by         EARNEST Partners, LLC
 PORTFOLIO                    VALUE       investing primarily in mid-                WEDGE Capital Management L.L.P.
                                          capitalization stocks that appear to be
                                          undervalued.
--------------------------------------------------------------------------------------------------------------------------------
 AST MONEY MARKET             FIXED       Seeks high current income and              Prudential Investment Management, Inc.
 PORTFOLIO                   INCOME       maintain high levels of liquidity.
--------------------------------------------------------------------------------------------------------------------------------
 AST NEUBERGER                FIXED       Seeks to maximize total return             Neuberger Berman Fixed Income LLC
 BERMAN CORE BOND            INCOME       consistent with the preservation of
 PORTFOLIO                                capital.
--------------------------------------------------------------------------------------------------------------------------------
 AST NEUBERGER               MID-CAP      Seeks capital growth.                      Neuberger Berman Fixed Income LLC
 BERMAN MID-CAP              GROWTH
 GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
 AST NEUBERGER               MID-CAP      Seeks capital growth.                      LSV Asset Management
 BERMAN/LSV MID-CAP           VALUE                                                  Neuberger Berman Management LLC
 VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
 AST NEW DISCOVERY            ASSET       Seeks total return.                        Bradford & Marzec LLC
 ASSET ALLOCATION          ALLOCATION                                                Brown Advisory, LLC
 PORTFOLIO                                                                           C.S. McKee, LP
                                                                                     EARNEST Partners, LLC
                                                                                     Epoch Investment Partners, Inc.
                                                                                     Parametric Portfolio Associates LLC
                                                                                     Security Investors, LLC
                                                                                     Thompson, Siegel & Walmsley LLC
--------------------------------------------------------------------------------------------------------------------------------
 AST PARAMETRIC           INTERNATIONAL   Seeks long-term capital appreciation.      Parametric Portfolio Associates LLC
 EMERGING MARKETS            EQUITY
 EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
 AST PIMCO LIMITED            FIXED       Seeks to maximize total return             Pacific Investment Management Company
 MATURITY BOND               INCOME       consistent with preservation of               LLC (PIMCO)
 PORTFOLIO                                capital and prudent investment
                                          management.
--------------------------------------------------------------------------------------------------------------------------------
 AST PIMCO TOTAL              FIXED       Seeks to maximize total return             Pacific Investment Management Company
 RETURN BOND PORTFOLIO       INCOME       consistent with preservation of               LLC (PIMCO)
                                          capital and prudent investment
                                          management.
--------------------------------------------------------------------------------------------------------------------------------
 AST PRESERVATION             ASSET       Seeks to obtain a total return             Prudential Investments LLC
 ASSET ALLOCATION          ALLOCATION     consistent with its specified level of     Quantitative Management Associates LLC
 PORTFOLIO                                risk.
--------------------------------------------------------------------------------------------------------------------------------

    ADVANCED SERIES           STYLE/                    OBJECTIVE                               PORTFOLIO ADVISOR/
     TRUST ("AST")            TYPE                                                                SUBADVISOR(S)
    PORTFOLIO NAME
-------------------------------------------------------------------------------------------------------------------------------
 AST PRUDENTIAL CORE          FIXED       Seeks to maximize total return             Prudential Investment Management, Inc
 BOND PORTFOLIO              INCOME       consistent with the long-term
                                          preservation of capital.
-------------------------------------------------------------------------------------------------------------------------------
 AST PRUDENTIAL               ASSET       Seeks total return.                        Prudential Investment Management, Inc.
 GROWTH ALLOCATION         ALLOCATION                                                Quantitative Management Associates LLC
 PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
 AST QMA EMERGING         INTERNATIONAL   Seeks long-term capital appreciation.      Quantitative Management Associates LLC
 MARKETS EQUITY              EQUITY
 PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
 AST QMA LARGE-CAP          LARGE-CAP     Seeks long-term capital appreciation.      Quantitative Management Associates LLC
 PORTFOLIO                    BLEND
-------------------------------------------------------------------------------------------------------------------------------
 AST QMA US EQUITY          LARGE-CAP     Seeks long term capital appreciation.      Quantitative Management Associates LLC
 ALPHA PORTFOLIO              BLEND
-------------------------------------------------------------------------------------------------------------------------------
 AST QUANTITATIVE             ASSET       Seeks a high potential return while        Quantitative Management Associates LLC
 MODELING PORTFOLIO        ALLOCATION     attempting to mitigate downside risk
                                          during adverse market cycles.
-------------------------------------------------------------------------------------------------------------------------------
 AST RCM WORLD                ASSET       Seeks highest potential total return       Allianz Global Investors U.S. LLC
 TRENDS PORTFOLIO          ALLOCATION     consistent with its specified level of
                                          risk tolerance.
-------------------------------------------------------------------------------------------------------------------------------
 AST SCHRODERS GLOBAL         ASSET       Seeks to outperform its blended            Schroder Investment Management North
 TACTICAL PORTFOLIO        ALLOCATION     performance benchmark.                        America Inc./ Schroder Investment
                                                                                        Management North America Ltd.
-------------------------------------------------------------------------------------------------------------------------------
 AST SCHRODERS MULTI-         ASSET       Seeks long-term capital appreciation.      Schroder Investment Management North
 ASSET WORLD STRATEGIES    ALLOCATION                                                   America Inc./ Schroder Investment
 PORTFOLIO                                                                              Management North America Ltd.
-------------------------------------------------------------------------------------------------------------------------------
 AST SMALL-CAP              SMALL-CAP     Seeks long-term capital growth.            Eagle Asset Management, Inc.
 GROWTH PORTFOLIO            GROWTH                                                  Emerald Mutual Fund Advisers Trust
-------------------------------------------------------------------------------------------------------------------------------
 AST SMALL-CAP VALUE        SMALL-CAP     Seeks to provide long-term capital         ClearBridge Investments, LLC
 PORTFOLIO                    VALUE       growth by investing primarily in           J.P. Morgan Investment Management, Inc.
                                          small-capitalization stocks that           Lee Munder Capital Group, LLC
                                          appear to be undervalued.
-------------------------------------------------------------------------------------------------------------------------------
 AST T. ROWE PRICE            ASSET       Seeks a high level of total return by      T. Rowe Price Associates, Inc
 ASSET ALLOCATION          ALLOCATION     investing primarily in a diversified
 PORTFOLIO                                portfolio of equity and fixed income
                                          securities.
-------------------------------------------------------------------------------------------------------------------------------
 AST T. ROWE PRICE          LARGE-CAP     Seeks substantial dividend income as       T. Rowe Price Associates, Inc
 EQUITY INCOME                VALUE       well as long-term growth of capital
 PORTFOLIO                                through investments in the common
                                          stocks of established companies.
-------------------------------------------------------------------------------------------------------------------------------
 AST T. ROWE PRICE            ASSET       Seeks to provide a high level of total     T. Rowe Price Associates, Inc.
 GROWTH OPPORTUNITIES      ALLOCATION     return by investing primarily in a         T. Rowe Price International, Ltd
 PORTFOLIO                                diversified portfolio of equity and
                                          fixed income securities.
-------------------------------------------------------------------------------------------------------------------------------
 AST T. ROWE PRICE          LARGE-CAP     Seeks long-term growth of capital by       T. Rowe Price Associates, Inc
 LARGE-CAP GROWTH            GROWTH       investing predominantly in the equity
 PORTFOLIO                                securities of a limited number of
                                          large, carefully selected, high-quality
                                          U.S. companies that are judged likely
                                          to achieve superior earnings growth.
-------------------------------------------------------------------------------------------------------------------------------

   ADVANCED SERIES         STYLE/TYPE           OBJECTIVE                       PORTFOLIO ADVISOR/
    TRUST ("AST")                                                                SUBADVISOR(S)
   PORTFOLIO NAME
----------------------------------------------------------------------------------------------------------------
 AST T. ROWE PRICE         SPECIALTY       Seeks long-term          T. Rowe Price Associates, Inc
 NATURAL RESOURCES                         capital growth
 PORTFOLIO                                 primarily through
                                           investing in the
                                           common stocks of
                                           companies that own
                                           or develop natural
                                           resources (such as
                                           energy products,
                                           precious metals and
                                           forest products) and
                                           other basic
                                           commodities.
----------------------------------------------------------------------------------------------------------------
 AST TEMPLETON GLOBAL     FIXED INCOME     Seeks to provide         Franklin Advisers, Inc.
 BOND PORTFOLIO                            current income with
                                           capital appreciation
                                           and growth of
                                           income.
----------------------------------------------------------------------------------------------------------------
 AST WELLINGTON         ASSET ALLOCATION   Seeks to outperform      Wellington Management Company, LLP
 MANAGEMENT HEDGED                         a mix of 50%
 EQUITY PORTFOLIO                          Russell 3000(R)
                                           Index, 20% MSCI
                                           EAFE Index, and
                                           30% Treasury Bill
                                           Index over a full
                                           market cycle by
                                           preserving capital in
                                           adverse markets
                                           utilizing an options
                                           strategy while
                                           maintaining equity
                                           exposure to benefit
                                           from up markets
                                           through investments
                                           in Wellington
                                           Management's
                                           equity investment
                                           strategies.
----------------------------------------------------------------------------------------------------------------
 AST WESTERN ASSET        FIXED INCOME     Seeks to maximize        Western Asset Management Company/ Western
 CORE PLUS BOND                            total return,               Asset Management Company Limited
 PORTFOLIO                                 consistent with
                                           prudent investment
                                           management and
                                           liquidity needs, by
                                           investing to obtain
                                           the average duration
                                           specified for the
                                           Portfolio.
----------------------------------------------------------------------------------------------------------------
 AST WESTERN ASSET        FIXED INCOME     Seeks to maximize        Western Asset Management Company/ Western
 EMERGING MARKETS                          total return.               Asset Management Company Limited
 DEBT PORTFOLIO
----------------------------------------------------------------------------------------------------------------

 LIMITATIONS WITH OPTIONAL LIVING BENEFITS
 As a condition to your participating in any Highest Daily Lifetime Income v3.0 benefit, we limit the Investment Options to which you may allocate your Account Value, as set forth in the Permitted Sub-accounts table below.

 PERMITTED SUB-ACCOUNTS

 AST Academic Strategies Asset Allocation
 AST Advanced Strategies
 AST Balanced Asset Allocation
 AST BlackRock Global Strategies
 AST BlackRock iShares ETF
 AST Capital Growth Asset Allocation
 AST Defensive Asset Allocation
 AST FI Pyramis(R) Asset Allocation

 AST FI Pyramis(R) Quantitative

 AST Franklin Templeton Founding Funds Plus
 AST Goldman Sachs Multi-Asset
 AST J.P. Morgan Global Thematic
 AST J.P. Morgan Strategic Opportunities
 AST New Discovery Asset Allocation
 AST Preservation Asset Allocation
 AST Prudential Growth Allocation
 AST RCM World Trends
 AST Schroders Global Tactical
 AST Schroders Multi-Asset World Strategies
 AST T. Rowe Price Asset Allocation

 AST T. Rowe Price Growth Opportunities Portfolio

 AST Wellington Management Hedged Equity

                         FEES, CHARGES AND DEDUCTIONS

 In this section, we provide detail about the charges you incur if you own the Annuity.

 The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life of New Jersey may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.

 With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit value of your investment in each Sub-account, and in that way reduce your Account Value. A "Unit" refers to a share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.

 CONTINGENT DEFERRED SALES CHARGE ("CDSC"): A CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials, and other promotional expenses. We may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal (except that there is no CDSC on the C Series Annuity). The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is taken on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the B Series, and the L Series are shown under "Summary of Contract Fees and Charges."


 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see "Free Withdrawal Amounts" later in this prospectus). If the free withdrawal amount is not sufficient, we then assume that any remaining amount of a partial withdrawal is taken from Purchase Payments on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity (including gains), as described in the examples below.

 EXAMPLES
 These examples are designed to show you how the CDSC is calculated. They do not take into account any other fees and charges or the performance of your investment options. The examples illustrate how the CDSC would apply to reduce your account value based on the timing and amount of your withdrawals. They also illustrate how a certain amount of your withdrawal, the "Free Withdrawal Amount," is not subject to the CDSC. The Free Withdrawal Amount is equal to 10% of all Purchase Payments currently subject to a CDSC in each year and is described in more detail in "Access to Account Value," later in this prospectus.

 EXAMPLES
 Assume you purchase your B Series Annuity with a $75,000 initial Purchase Payment and you make no additional Purchase Payments for the life of your Annuity.

 Example 1
 Assume the following:
..   two years after the purchase, your Unadjusted Account Value is $85,000
    (your Purchase Payment of $75,000 plus $10,000 of investment gain);
..   the free withdrawal amount is $7,500 ($75,000 x .10);
..   the applicable CDSC is 6%.

 If you request a withdrawal of $50,000, $7,500 is not subject to the CDSC because it is the free withdrawal amount. The remaining amount of your withdrawal is subject to the 6% CDSC.

 Gross Withdrawal or Net Withdrawal. You can request either a gross withdrawal or a net withdrawal. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your Unadjusted Account Value. This means that an amount greater than the amount of your requested withdrawal will be deducted from your Unadjusted Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding, that will need to be withdrawn. We then apply the CDSC or tax withholding to that entire amount. As a result, you will pay a greater CDSC or have more tax withheld if you elect a net withdrawal.
   . If you request a gross withdrawal, the amount of the CDSC will reduce the amount of the withdrawal you receive. In this case, the CDSC would equal $2,550 (($50,000 - the free withdrawal amount of $7,500 = $42,500)
       x .06 = $2,550). You would receive $47,450 ($50,000 - $2,550). To determine your remaining Unadjusted Account Value after your withdrawal, we reduce your initial Unadjusted Account by the amount of your requested withdrawal. In this case, your Unadjusted Account Value would be $35,000 ($85,000 - $50,000).
   . If you request a net withdrawal, we first determine the entire amount that will need to be withdrawn in order to provide the requested payment. We do this by first subtracting the free withdrawal amount and dividing the resulting amount by the result of 1 minus the surrender charge. Here is the calculation: $42,500/(1 - 0.06) = $45,212.77. This is the total amount to which the CDSC will apply. Here, the amount of the CDSC is $2,712.77. Therefore, in order to for you to receive the full $50,000, we will need to deduct $52,712.77 from your Unadjusted Account Value, resulting in remaining Unadjusted Account Value of $32,287.23.

 Example 2
 Assume the following:
..   you took the withdrawal described above as a gross withdrawal;
..   two years after the withdrawal described above, the Unadjusted Account
    Value is $48,500 ($35,000 of remaining Unadjusted Account Value plus $13,500 of investment gain);
..   the free withdrawal amount is still $7,500 because no additional Purchase
    Payments have been made and the Purchase Payment is still subject to a CDSC; and
..   the applicable CDSC in Annuity Year 4 is now 5%.

 If you now take a second gross withdrawal of $10,000, $7,500 is not subject to the CDSC because it is the free withdrawal amount. The remaining $2,500 is subject to the 5% CDSC or $125 and you will receive $9,875.

 Upon surrender, we calculate a CDSC based on any Purchase Payments that remain in your Account Value on the date of the surrender (and after all other withdrawals have been taken). If you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance, the Purchase Payments being withdrawn may be greater than your remaining Account Value. Consequently, a higher CDSC may result than if we had calculated the CDSC as a percentage of remaining Account Value.

 We may waive any applicable CDSC under certain circumstances described below in "Exceptions/Reductions to Fees and Charges."

 TRANSFER FEE: Currently, you may make 20 free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the 20/th/ in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging or Automatic Rebalancing program when we count the 20 free transfers. All transfers made on the same day will be treated as one transfer. Transfers made through any electronic method or program we specify, as well as transfers we make to or from the Secure Value Account due to the election or termination of an optional living benefit are not counted toward the 20 free transfers. The transfer fee is deducted pro rata from all Sub-accounts in which you maintain Account Value immediately subsequent to the transfer.

 ANNUAL MAINTENANCE FEE: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $30 or 2% of your Account Value, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Maintenance Fee. The fee is taken out from the Sub-accounts on a pro rata basis. The Annual Maintenance Fee will never be deducted from the Secure Value Account. The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $100,000. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit. For Beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value and is only assessed if the Account Value is less than $25,000 at the time the fee is due.

 TAX CHARGE: We will pay company income taxes on the taxable corporate earnings created by this Annuity. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you may pay under the Annuity. We will periodically review the issue of charging for these taxes, and may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account.

 In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Annuity.

 INSURANCE CHARGE: We deduct an Insurance Charge daily based on the annualized rate shown in the "Summary of Contract Fees and Charges." The charge is assessed against the assets allocated to the Sub-accounts. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life of New Jersey for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that provides guaranteed benefits to your Beneficiaries even if your Account Value declines, and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. Each Annuity has a different Insurance Charge during the first 9 Annuity Years. However, for the L Series and C Series, on the Valuation Day immediately following the 9th Annuity Anniversary, the Insurance Charge drops to 1.45% annually (the B Series Insurance Charge is a constant 1.45%).

 CHARGES FOR OPTIONAL LIVING BENEFITS: If you elect to purchase an optional living benefit, we will deduct an additional charge. The charge is assessed against the greater of the Account Value and the Protected Withdrawal Value and is taken out of the Sub-accounts quarterly but will never be taken out of the Secure Value Account. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional living benefit.

 SETTLEMENT SERVICE CHARGE: If your Beneficiary takes the death benefit under a Beneficiary Continuation Option, the Insurance Charge no longer applies. However, we then begin to deduct a Settlement Service Charge which is assessed daily against the assets allocated to the Sub-accounts and is equal to an annualized charge of 1.00%.

 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees or short sale expenses that may apply. These fees and expenses are assessed against each portfolio's net assets, and reflected daily by each portfolio before it provides Pruco Life of New Jersey with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectuses for the portfolios, which can be obtained by calling 1-888-PRU-2888.

 ANNUITY PAYMENT OPTION CHARGES
 If you select a fixed payment option upon annuitization, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 REQUIREMENTS FOR PURCHASING THE ANNUITY

 WE MAY APPLY CERTAIN LIMITATIONS, RESTRICTIONS, AND/OR UNDERWRITING STANDARDS AS A CONDITION OF OUR ISSUANCE OF AN ANNUITY AND/OR ACCEPTANCE OF PURCHASE PAYMENTS. CERTAIN OF THESE CONDITIONS ARE DESCRIBED BELOW.

 INITIAL PURCHASE PAYMENT: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. This is the payment that issues your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered Additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment as follows: $1,000 for the B Series and $10,000 for the C Series and L Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

 We must approve any initial and Additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. That required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1 million threshold. We may limit additional Purchase Payments under other circumstances, as explained in "Additional Purchase Payments," below.

 Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life of New Jersey. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life of New Jersey by wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

 Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Investment Options. A mandatory allocation to the Secure Value Account and investment restrictions will apply if you elect an optional living benefit.

 SPECULATIVE INVESTING: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

 Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships, endowments and grantor trusts with multiple grantors. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated annuitant. These rules are subject to state law. Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Non-Qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that may elect to use our Annuity as a funding vehicle.

 AGE RESTRICTIONS: Unless we agree otherwise and subject to our rules, each of the Owner(s) and Annuitant(s) must not be older than the maximum issue age of 85 as of the Issue Date of the Annuity. No additional Purchase Payments will be permitted after age 85 for any of the Annuities. If you purchase a Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. The availability and level of protection of certain optional benefits may vary based on the age of the oldest Owner (or Annuitant, if entity owned) on the Issue Date of the Annuity or the date of the Owner's death. In addition, the broker-dealer firm through which you are purchasing an Annuity may impose a younger maximum issue age than what is described above - check with the broker-dealer firm for details. The "Annuitant" refers to the natural person upon whose life annuity payments payable to the Owner are based.

 ADDITIONAL PURCHASE PAYMENTS: Currently, you may make additional Purchase Payments, provided that the payment is at least $100 (we impose a $50 minimum for electronic funds transfer or "EFT" purchases). We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments. You may make Additional Purchase Payments, unless the Annuity is held as a Beneficiary Annuity, at any time before the earlier of the Annuity Date and (i) for Annuities that are not entity-owned, the oldest Owner's 86/th/ birthday or (ii) for entity-owned Annuities, the Annuitant's 86/th/ birthday. However, Purchase Payments are not permitted after the Account Value is reduced to zero.

 Each additional Purchase Payment will be allocated to the Investment Options according to the instructions you provide with such Purchase Payment. You may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular additional Purchase Payment, we will allocate the Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value, such as the AST Investment Grade Bond Sub-account.


 FOR ANNUITIES THAT HAVE ONE OF THE HIGHEST DAILY LIFETIME INCOME V3.0 OPTIONAL LIVING BENEFITS, WE CURRENTLY LIMIT ADDITIONAL PURCHASE PAYMENT MADE AFTER THE BENEFIT HAS BEEN IN EFFECT FOR ONE YEAR (THE "BENEFIT ANNIVERSARY") TO $50,000 EACH BENEFIT YEAR. THE BENEFIT YEAR BEGINS ON THE DATE YOU ELECT AN OPTIONAL LIVING BENEFIT AND CONTINUES THROUGH AND INCLUDES THE DAY IMMEDIATELY PRECEDING THE FIRST ANNIVERSARY OF THE DATE YOU ELECTED THE OPTIONAL LIVING BENEFIT. SUBSEQUENT BENEFIT YEARS BEGIN ON THE ANNIVERSARY OF THE DATE YOU ELECTED AN OPTIONAL LIVING BENEFIT AND CONTINUE THROUGH AND INCLUDE THE DAY IMMEDIATELY PRECEDING THE NEXT ANNIVERSARY OF THE DATE YOU ELECTED THE BENEFIT. NOTWITHSTANDING THE $50,000 LIMIT DISCUSSED ABOVE, WE MAY FURTHER LIMIT, SUSPEND OR REJECT ANY ADDITIONAL PURCHASE PAYMENT AT ANY TIME, BUT WOULD DO SO ONLY ON A NON-DISCRIMINATORY BASIS. CIRCUMSTANCES WHERE WE MAY LIMIT, RESTRICT, SUSPEND OR REJECT ADDITIONAL PURCHASE PAYMENTS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING:

..   IF WE DETERMINE THAT, AS A RESULT OF THE TIMING AND AMOUNTS OF YOUR
    ADDITIONAL PURCHASE PAYMENTS AND WITHDRAWALS, THE ANNUAL INCOME AMOUNT IS BEING INCREASED IN AN UNINTENDED FASHION. AMONG THE FACTORS WE WILL USE IN MAKING A DETERMINATION AS TO WHETHER AN ACTION IS DESIGNED TO INCREASE THE ANNUAL INCOME AMOUNT IN AN UNINTENDED FASHION IS THE RELATIVE SIZE OF ADDITIONAL PURCHASE PAYMENT(S);
..   IF WE ARE NOT THEN OFFERING THIS BENEFIT FOR NEW ISSUES; OR
..   IF WE ARE OFFERING A MODIFIED VERSION OF THIS BENEFIT FOR NEW ISSUES.

 IF WE FURTHER EXERCISE OUR RIGHT TO SUSPEND, REJECT AND/OR PLACE LIMITATIONS ON THE ACCEPTANCE OF ADDITIONAL PURCHASE PAYMENTS, YOU MAY NO LONGER BE ABLE TO FUND THE HIGHEST DAILY LIFETIME INCOME V3.0 BENEFIT THAT YOU ELECTED TO THE LEVEL YOU ORIGINALLY INTENDED. THIS MEANS THAT YOU MAY NO LONGER BE ABLE TO INCREASE THE VALUES ASSOCIATED WITH YOUR HIGHEST DAILY LIFETIME INCOME V3.0 OPTIONAL LIVING BENEFIT THROUGH ADDITIONAL PURCHASE PAYMENTS.

 When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future. Please see the "Living Benefits" section of this prospectus for further information on Additional Purchase Payments.

 Depending on the tax status of your Annuity (e.g., if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see the Tax Considerations section for additional information on these contribution limits.

 Additional Purchase Payments may also be limited if the total Purchase Payments under this Annuity and other annuities equals or exceeds $1 million, as described in more detail in "Initial Purchase Payment," above.

 DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY
 OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if both Owners instruct us in a written form that we find acceptable to allow one Owner to act independently on behalf of both Owners we will permit one Owner to do so. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity owners or an entity owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term "Owner." Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).
   . Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more "Contingent Annuitants" with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the prospectus. For Beneficiary Annuities, instead of an Annuitant there is a "Key Life" which is used to determine the annual required distributions.
   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary's relationship to you. If you use a class designation in lieu of designating individuals (e.g. "surviving children"), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of a Beneficiary, the term "Successor" is used. If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner, unless you elect an alternative Beneficiary designation.

 Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

 "BENEFICIARY" ANNUITY
 You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent's account into one of the Annuities described in this prospectus and receive distributions that are required by the tax laws. This transfer option is not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a "Beneficiary Continuation Option".

 Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590. We do not assess a CDSC (if applicable) on distributions from your Annuity if you are required by law to take such distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate and is paid out through a program of systematic withdrawals that we make available.

 For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent's death. If you are the surviving spouse Beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2. However, if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to Beneficiaries of an IRA or Roth IRA, see "Required Distributions Upon Your Death for Qualified Annuity Contracts" in the Tax Considerations section of this prospectus.

 For non-qualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to Beneficiaries of a non-qualified Annuity see "Required Distributions Upon Your Death for Nonqualified Annuity Contracts" in the Tax Considerations section of this prospectus.

 You may take withdrawals in excess of your required distributions, however such withdrawals may be subject to the Contingent Deferred Sales Charge. Any withdrawals you take count toward the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

 The Annuity provides a basic Death Benefit upon death, and you may name "successors" who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

 Please note the following additional limitations for a Beneficiary Annuity:
..   No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple assets or death benefits into a single contract as part of this Beneficiary Annuity.
..   You may not elect any optional living or death benefits.
..   You may not annuitize the Annuity; no annuity options are available.
..   You may participate only in the following programs: Auto-Rebalancing,
    Dollar Cost Averaging, or Systematic Withdrawals.
..   You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A Beneficiary Annuity may not be co-owned.
..   If the Annuity is funded by means of transfer from another Beneficiary
    Annuity with another company, we require that the sending company or the beneficial Owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another Beneficiary Annuity where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
..   The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and
    (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust's interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30/th/ of the year following the year of death of the IRA or Roth IRA
    Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request. If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.
..   If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a Beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.

..   If you are transferring proceeds as Beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first or next required distribution. If, for any reason, your transfer request impedes our ability to complete your required distribution by the required date, we will be unable to accept your transfer request.

 RIGHT TO CANCEL
 You may cancel (or "Free Look") your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it. The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of this Annuity by mail is effective on being postmarked, properly addressed and postage prepaid. Unless otherwise required by applicable law, the amount of the refund will equal the Account Value as of the Valuation Date we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity, less any applicable federal income tax withholding. Please note that if you purchased the Annuity as a replacement for another Annuity, your Free Look period is 60 days.

 SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT
 You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. Investment restrictions will apply if you elect optional benefits. No additional Purchase Payments are permitted if you have elected the Beneficiary Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit additional Purchase Payments.

 SALARY REDUCTION PROGRAMS
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

                             MANAGING YOUR ANNUITY

 CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
 In general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. As of the Valuation Day we receive an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
..   a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;
..   a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;
..   a new Annuitant prior to the Annuity Date if the Owner is an entity;
..   a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;
..   any permissible designation change if the change request is received at our
    Service Office after the Annuity Date;
..   a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors; and
..   a new Annuitant for a contract issued to a grantor trust where the new
    Annuitant is not the grantor of the trust.

 To the extent permitted under law, you may change the Owner, Annuitant, and Beneficiary designations as indicated above, and also may assign the Annuity. WE WILL ALLOW CHANGES OF OWNERSHIP AND/OR ASSIGNMENTS ONLY IF THE ANNUITY IS HELD EXCLUSIVELY FOR THE BENEFIT OF THE ANNUITANT OR CONTINGENT ANNUITANT. WE ACCEPT ASSIGNMENTS OF NON-QUALIFIED ANNUITIES ONLY.

 WE RESERVE THE RIGHT TO REJECT ANY PROPOSED CHANGE OF OWNER, ANNUITANT, OR BENEFICIARY, AS WELL AS ANY PROPOSED ASSIGNMENT OF THE ANNUITY.

 We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:
..   a company(ies) that issues or manages viatical or structured settlements;
..   an institutional investment company;
..   an Owner with no insurable relationship to the Annuitant or Contingent
    Annuitant (a "Stranger-Owned Annuity" or "STOA"); or
..   a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.

 WE WILL IMPLEMENT THIS RIGHT ON A NON-DISCRIMINATORY BASIS, BUT ARE NOT OBLIGATED TO PROCESS YOUR REQUEST WITHIN ANY PARTICULAR TIMEFRAME. There are restrictions on designation changes when you have elected certain optional benefits.

 A change of Owner, Annuitant or Beneficiary will take effect on the date the notice of change is signed. Any change we accept is subject to any transactions processed by us before we receive the notice of change.

 DEATH BENEFIT SUSPENSION UPON CHANGE OF OWNER OR ANNUITANT. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefits section of this prospectus for additional details.

 SPOUSAL DESIGNATIONS
 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner unless you elect an alternative Beneficiary designation. Note that any division of your Annuity due to divorce will be treated as a withdrawal and the non-owner spouse may then decide whether he or she would like to use the withdrawal funds to purchase a new Annuity that is then available to new contract Owners.

 Before June 26, 2013, pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages were not recognized for purposes of federal law. On that date, the U.S. Supreme Court held in United States v. Windsor that Section 3 of DOMA is unconstitutional. While valid same sex marriages are now recognized under federal law and the favorable income-deferral options afforded by the federal tax law to an opposite-sex spouse under Sections 72(s) and 401(a)(9) are now available to a same sex spouse, there are several unanswered questions regarding the scope and impact of this U.S. Supreme Court decision.

 On August 29, 2013, the Internal Revenue Service ("IRS") clarified its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriage, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Currently, if the state where a civil union or a registered domestic partnership was created does not recognize the arrangement as a marriage, it is not a marriage for federal tax purposes. YOU ARE STRONGLY CAUTIONED TO CONSULT WITH YOUR TAX OR LEGAL ADVISOR BEFORE ELECTING THE SPOUSAL BENEFIT FOR A SAME-GENDER SPOUSE OR CIVIL UNION PARTNER. Please see "Tax Considerations" for more information.

 CONTINGENT ANNUITANT
 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account").

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to continue the Annuity, the Death Benefit payable will equal the Death benefit described in the spousal continuation section of the Death Benefits section of this prospectus.

 See "Death Benefits - Spousal Continuation of Annuity" for more information about how the Annuity can be continued by a Custodial Account.

                          MANAGING YOUR ACCOUNT VALUE

 There are several programs we administer to help you manage your Account Value, as described in this section.

 DOLLAR COST AVERAGING PROGRAM
 We offer a Dollar Cost Averaging Program during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts (if you make no selection, we will effect transfers on a monthly basis).

 There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market.

 AUTOMATIC REBALANCING PROGRAMS
 During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose. The "Accumulation Period" refers to the period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the Automatic Rebalancing program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a Systematic Withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

 If you are participating in an optional living benefit (such as Highest Daily Lifetime Income v3.0) that makes transfers under a pre-determined mathematical formula, and you have elected Automatic Rebalancing, you should be aware that:
 (a) the AST Investment Grade Bond Sub-account used as part of the pre-determined mathematical formula will not be included as part of Automatic Rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing program. You should also be aware that because of the mandatory allocation to the Secure Value Account, only the portion of your Account Value allocated to the Permitted Sub-accounts will be included as part of Automatic Rebalancing.

 FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS
 Unless you direct us otherwise, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Investment Options. IF YOUR FINANCIAL PROFESSIONAL HAS THIS AUTHORITY, WE DEEM THAT ALL SUCH TRANSACTIONS THAT ARE DIRECTED BY YOUR FINANCIAL PROFESSIONAL WITH RESPECT TO YOUR ANNUITY HAVE BEEN AUTHORIZED BY YOU. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such Financial Professional. We will notify you and your Financial Professional if we implement any such restrictions or prohibitions.

 PLEASE NOTE: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between Investment Options that are discussed in the section below entitled "Restrictions On Transfers Between Investment Options". We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com). Limitations that we may impose on your Financial Professional under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this prospectus.

 RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS
 During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.

 Transfers under this Annuity consist of those you initiate or those made under a systematic program, such as the dollar cost averaging program, an asset rebalancing program, or pursuant to a mathematical formula required as part of an optional benefit (e.g., Highest Daily Lifetime Income v3.0). The transfer restrictions discussed in this section apply only to transfers that you initiate, not any transfers under a program or the mathematical formula.

 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. We do not view a facsimile transmission as a "writing." For purposes of this 20 transfer limit, we will treat multiple transfer requests submitted on the same Valuation Day as a single transfer and will not count any transfer that: (i) solely involves the Sub-account corresponding to the AST Money Market Sub-account or an MVA Option; (ii) involves one of our systematic programs, such as automated withdrawals; or (iii) any transfer to or from the Secure Value Account that occurs due to the election or termination of an optional living benefit.


 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a portfolio manager to manage a portfolio's investments. Frequent transfers may cause the portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the portfolios; or (b) we are informed by a portfolio (e.g., by the portfolio's portfolio manager) that the purchase or redemption of shares in the portfolio must be restricted because the portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
..   With respect to each Sub-account (other than the AST Money Market
    Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as auto-rebalancing or under a pre-determined mathematical formula used with an optional living benefit;
    (ii) do not count any transfer that solely involves the AST Money Market Sub-account or the Secure Value Account; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
..   We reserve the right to effect transfers on a delayed basis for all
    Annuities in accordance with our rules regarding frequent transfers. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

 There are owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners who are subject to such limitations. Finally, there are owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life of New Jersey as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the Financial Professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by an Financial Professional) and will not waive a transfer restriction for any Owner.

 ALTHOUGH OUR TRANSFER RESTRICTIONS ARE DESIGNED TO PREVENT EXCESSIVE TRANSFERS, THEY ARE NOT CAPABLE OF PREVENTING EVERY POTENTIAL OCCURRENCE OF EXCESSIVE TRANSFER ACTIVITY. The portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter or its transfer agent that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner's TIN number), and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the portfolio. In addition, you should be aware that some portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus Annuity Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

 A portfolio also may assess a short-term trading fee (redemption fee) in connection with a transfer out of the Sub-account investing in that portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no portfolio has adopted a short-term trading fee.

                            ACCESS TO ACCOUNT VALUE

 TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
 During the Accumulation Period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently as permitted, partial withdrawals are taken pro rata (i.e. "pro rata" meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Each of these types of distributions is described more fully below.

 If you participate in an optional living benefit, and you take a withdrawal deemed to be Excess Income that brings your Account Value to zero, both the benefit and the Annuity itself will terminate. See "Living Benefits" later in this prospectus for more information.

 TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES

 PRIOR TO ANNUITIZATION
 For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any "gain" in your Annuity and second as a return of your "cost basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

 DURING THE ANNUITIZATION PERIOD
 During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 There may also be tax implications on distributions from qualified Annuities. See "Tax Considerations" for information about qualified Annuities and for additional information about non-qualified Annuities.

 FREE WITHDRAWAL AMOUNTS
 You can make a full or partial withdrawal from any of the Annuities during the Accumulation Period, although a CDSC, and tax consequences may apply. There is no CDSC with respect to the C Series. A CDSC may apply to the B Series and L Series, but each Annuity offers a "Free Withdrawal" amount that applies only to partial withdrawals. The Free Withdrawal amount is the amount that can be withdrawn from your Annuity each Annuity Year without the application of any CDSC. The Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are currently subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year. With respect to the C Series, because any withdrawal is free of a CDSC, the concept of "free withdrawal" is not applicable.
   . The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity.
   . You can also make partial withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

 EXAMPLE. This example assumes that no withdrawals have previously been taken.

 On January 3, to purchase your B Series Annuity, you make an initial Purchase Payment of $20,000.
 On January 3 of the following calendar year, you make a subsequent Purchase Payment to your B Series Annuity of $10,000.

   . Because in Annuity Year 1 your initial Purchase Payment of $20,000 is still within the CDSC schedule (see "Annuity Owner Transaction Expenses"), your Free Withdrawal amount in Annuity Year 1 equals $20,000 X 10%, or $2,000.
   . Because in Annuity Year 2 both your initial Purchase Payment of $20,000 and your subsequent Purchase Payment of $10,000 are still within the CDSC schedule (see "Annuity Owner Transaction Expenses"), your Free Withdrawal amount in Annuity Year 2 equals $20,000 X 10%, plus $10,000 X 10%, or $2,000 + $1,000 for a total of $3,000.

 To determine if a CDSC applies to partial withdrawals, we:

 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
 2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments, as described in "Fees, Charges and Deductions - Contingent Deferred Sales Charge ("CDSC")" earlier in this prospectus. These amounts may be subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis. (This step does not apply if all Purchase Payments have been previously withdrawn.)
 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

 Your withdrawal will include the amount of any applicable CDSC. You can request a partial withdrawal as either a "gross" or "net" withdrawal. In a "gross" withdrawal, you request a specific withdrawal amount, with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. Therefore, you may receive less than the dollar amount you specify. In a "net" withdrawal, you request a withdrawal for an exact dollar amount, with the understanding that any applicable deduction for CDSC or tax withholding is taken from your remaining Account Value. Therefore, a larger amount may be deducted from your Account Value than the amount you specify.

 PLEASE BE AWARE THAT ALTHOUGH A GIVEN PARTIAL WITHDRAWAL MAY QUALIFY AS A FREE WITHDRAWAL FOR PURPOSES OF AVOIDING A CDSC, THE AMOUNT OF THE WITHDRAWAL COULD EXCEED THE ANNUAL INCOME AMOUNT UNDER ONE OF THE HIGHEST DAILY LIFETIME INCOME V3.0 BENEFITS. IN THAT SCENARIO, THE PARTIAL WITHDRAWAL WOULD BE DEEMED
 "EXCESS INCOME" - THEREBY REDUCING YOUR ANNUAL INCOME AMOUNT FOR FUTURE YEARS. FOR EXAMPLE, IF THE ANNUAL INCOME AMOUNT UNDER HIGHEST DAILY LIFETIME INCOME V3.0 WERE $2,000 AND A $2,500 WITHDRAWAL THAT QUALIFIED AS A FREE WITHDRAWAL WERE MADE, THE WITHDRAWAL WOULD BE DEEMED EXCESS INCOME, IN THE AMOUNT OF $500.

 SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD
 Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.

 You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Internal Revenue Code or Required Minimum Distributions.

 You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.

 Systematic withdrawals can be made from your Account Value allocated to the Sub-accounts. Please note that systematic withdrawals may be subject to any applicable CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

 The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.

 If you have not elected an optional living benefit, we will withdraw systematic withdrawals from the Investment Options you have designated (your "designated Investment Options"). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. "Pro rata" means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.

 If you have certain optional living benefits that guarantee Lifetime Withdrawals (e.g., Highest Daily Lifetime Income v3.0) and elect, or have elected, to receive Lifetime Withdrawals using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:
   . Systematic withdrawals must be taken from your Account Value on a pro rata basis from the Investment Options and the Secure Value Account at the time we process each withdrawal.

   . If you either have an existing or establish a new systematic withdrawal program for an amount less than, or equal to, your Annual Income Amount and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program. If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your Annual Income Amount available in future Annuity Years. A combination of partial withdrawals and systematic withdrawals for an amount greater than your Annual Income Amount will further increase the impact on your future Annual Income Amount.
   . For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see "Living Benefits" later in this prospectus.

 SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(T)/72(Q) OF THE INTERNAL REVENUE CODE If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For Annuities issued as non-qualified annuities, the Code may provide a similar exemption from penalty under Section 72(q) of the Code. Systematic withdrawals under Sections 72(t)/72(q) may be subject to a CDSC (except that no CDSC applies to the C Series). To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

 Please note that if a withdrawal under 72(t) or 72(q) was scheduled to be effected between December 25 and December 31st of a given year, then, we will implement the withdrawal on December 28 or on the last Valuation Day prior to December 28th of that year.

 REQUIRED MINIMUM DISTRIBUTIONS
 Required Minimum Distributions are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC (if applicable) on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the Required Minimum Distribution and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a systematic withdrawal that is taken to satisfy the Required Minimum Distribution rules in relation to other savings or investment plans under other qualified retirement plans.

 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code. Please see "Living Benefits" for further information relating to Required Minimum Distributions if you own a living benefit.

 In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.

 Please note that if a Required Minimum Distribution was scheduled to be effected between December 25/th/ and December 31/st/ of a given year, then, we will implement the Required Minimum Distribution on December 28 or on the last Valuation Day prior to December 28/th/ of that year.

 See "Tax Considerations" for a further discussion of Required Minimum Distributions. For the impact of Required Minimum Distributions on optional benefits and Excess Income, see "Living Benefits - Highest Daily Lifetime Income v3.0 Benefit - Required Minimum Distributions."

                                  SURRENDERS

 SURRENDER VALUE
 During the Accumulation Period you can surrender your Annuity at any time, and you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value less any applicable CDSC, any applicable optional living benefit charge, and any Annual Maintenance Fee.

 We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take a Non-Lifetime Withdrawal (see "Living Benefits - Non-Lifetime Withdrawal Feature") that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See "Annuity Options" for information on the impact of the minimum Surrender Value at annuitization.

 MEDICALLY-RELATED SURRENDERS
 You may request to surrender all or part of your B Series, or L Series Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below (a "Medically-Related Surrender"). The CDSC and this waiver are not applicable to the C Series.

 If you request a full surrender, the amount payable will be your Account Value as of the date we receive, in Good Order, your request to surrender your Annuity. Although a CDSC will not apply to qualifying Medically-Related Surrenders, please be aware that a withdrawal from the Annuity before you have reached age 59 1/2 may be subject to a 10% tax penalty and other tax consequences - see the Tax Considerations section of this prospectus.

 This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:
   . If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a Medically-Related Surrender;
   . If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
   . If the Owner is one or more natural persons, all such Owners must also be alive at such time;
   . We must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
   .   no additional Purchase Payments can be made to the Annuity.

 We reserve the right to impose a maximum amount of a Medically-Related Surrender (equal to $500,000), but we do not currently impose that maximum. That is, if the amount of a partial medically-related withdrawal request, when added to the aggregate amount of Medically-Related Surrenders you have taken previously under this Annuity and any other annuities we and/or our affiliates have issued to you exceeds that maximum amount, we reserve the right to treat the amount exceeding that maximum as not an eligible Medically-Related Surrender. A "Contingency Event" occurs if the Owner (or Annuitant if entity-owned) is:
   . first confined in a "Medical Care Facility" after the Issue Date and while the Annuity is in force, remains confined for at least 90 consecutive days, and remains confined on the date we receive the Medically-Related Surrender request at our Service Office; or
   . first diagnosed as having a "Fatal Illness" after the Issue Date and while the Annuity is in force. We may require a second or third opinion by a licensed physician chosen by us regarding a diagnosis of Fatal Illness. We will pay for any such second or third opinion.

 "Fatal Illness" means a condition (a) diagnosed by a licensed physician; and
 (b) that is expected to result in death within 24 months after the diagnosis in 80% of the cases diagnosed with the condition. "Medical Care Facility" means a facility operated and licensed pursuant to the laws of any United States jurisdiction providing medically necessary in-patient care, which is
 (a) prescribed by a licensed physician in writing; (b) recognized as a general hospital or long-term care facility by the proper authority of the United States jurisdiction in which it is located; (c) recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; and
 (d) certified as a hospital or long-term care facility; OR (e) a nursing home licensed by the United States jurisdiction in which it is located and offers the services of a Registered Nurse (RN) or Licensed Practical Nurse (LPN) 24 hours a day that maintains control of all prescribed medications dispensed and daily medical records.

                                ANNUITY OPTIONS

 Annuitization involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit). We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. Please refer to the "Living Benefits" section in this prospectus for a description of annuity options that are available when you elect one of the living benefits. You must annuitize your entire Account Value; partial annuitizations are not allowed.

 You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95/th/ birthday of the oldest of any Owner and Annuitant whichever occurs first ("Latest Annuity Date") and no earlier than the earliest permissible Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. You may change your choices before the Annuity Date. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the Latest Annuity Date. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years).

 If needed, we will require proof in Good Order of the Annuitant's age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.

 If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2,000 on the Annuity Date.

 Once annuity payments begin, you no longer receive benefits under any optional living benefit (unless you have annuitized under that benefit) or the Death Benefits described below.

 Certain of these annuity options may be available as "settlement options" to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note that you may not annuitize within the first Annuity Year.

 For Beneficiary Annuities, no annuity payments are available and all references to Annuity Date are not applicable.

 OPTION 1
 ANNUITY PAYMENTS FOR A PERIOD CERTAIN: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies during the income phase, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.

 OPTION 2
 LIFE INCOME ANNUITY OPTION WITH A PERIOD CERTAIN: Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the "period certain"), subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant's life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

 OTHER ANNUITY OPTIONS WE MAY MAKE AVAILABLE
 At the Annuity Date, we may make available other annuity options not described above. The additional options we currently offer are:
..   Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable monthly, quarterly, semiannually, or annually, as you choose, until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.
..   Joint Life Annuity Option. Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.
..   Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the "period certain"), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. If the Annuitants' joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.

 We reserve the right to cease offering any of these other annuity options. If we do so, we will amend this prospectus to reflect the change. We reserve the right to make available other annuity or settlement options.

                                LIVING BENEFITS

 Pruco Life of New Jersey offers different optional living benefits, for an additional charge, that can provide retirement income investment protection for Owners while they are alive. Optional living benefits are not available if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional living benefits, the additional cost has the impact of reducing net performance of the Investment Options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of these optional living benefits for new elections at any time.


 The Highest Daily Lifetime Income v3.0 benefits are "Guaranteed Lifetime Withdrawal Benefits." These benefits are designed for someone who wants a guaranteed lifetime income stream through withdrawals over time, rather than by annuitizing. Please note that there is a Latest Annuity Date under your Annuity, by which date annuity payments must commence even if you are taking withdrawals under an optional living benefit.


 We currently offer the Highest Daily Lifetime Income v3.0 benefits listed below
 (collectively "Highest Daily v3.0 Benefits").

 BENEFIT                                                    DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------
 Highest Daily Lifetime Income v3.0                         Provides a guaranteed lifetime income stream through
                                                            withdrawals during the life of the Annuitant
----------------------------------------------------------------------------------------------------------------------------
 Spousal Highest Daily Lifetime Income v3.0                 Provides a guaranteed lifetime income stream through
                                                            withdrawals during the lives of the Annuitant and his or her spouse.
----------------------------------------------------------------------------------------------------------------------------
 Highest Daily Lifetime Income v3.0 with Highest Annual     Provides a guaranteed lifetime income stream through
 Death Benefit                                              withdrawals during the life of the Annuitant and a death
                                                            benefit that locks in gains in your Account Value.
----------------------------------------------------------------------------------------------------------------------------
 Spousal Highest Daily Lifetime Income v3.0 with Highest    Provides a guaranteed lifetime income stream through
 Annual Death Benefit                                       withdrawals during the lives of the Annuitant and his or her spouse, as well as a death benefit that locks in gains in your
                                                            Account Value.


 Please see the benefit descriptions that follow for a complete explanation of the terms, conditions and limitations of each optional living benefit.

 To make this Prospectus easier to read, we sometimes use different labels than are used in the Annuity. This is illustrated below. Although we use different labels, they have the same meaning in this Prospectus as in the Annuity. You should also note that the label "Investment Options" as used in the Annuity includes the Secure Value Account; however, as used in this prospectus "Investment Options" does not include the Secure Value Account.



----------------------------------------------------------------------------------
 ANNUITY                        PROSPECTUS
----------------------------------------------------------------------------------
 GA Fixed Account               Secure Value Account
----------------------------------------------------------------------------------
 Transfer Account               AST Investment Grade Bond Sub-account ("Bond sub-
                                account")
----------------------------------------------------------------------------------
 Annual Income Percentage       Withdrawal Percentage
----------------------------------------------------------------------------------
 Required Investment Options    Permitted Sub-accounts
----------------------------------------------------------------------------------


 ELECTING AN OPTIONAL LIVING BENEFIT

 You may elect any of the optional living benefits listed above at the time you purchase the Annuity, or at a later date, subject to availability of the benefit at that time and our then current rules. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. There is no guarantee that any benefit will be available for election at a later date. Also, if you elect an optional living benefit in the future, the Withdrawal Percentages and Roll-Up Rate applicable to your benefit will be those in effect at the time you elect the benefit, which may be different than the Withdrawal Percentages and Roll-Up Rate available at the time your Annuity is issued.


 If you elect Highest Daily Lifetime Income v3.0 and terminate it, you may be able to re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits.

 If you wish to elect this benefit and you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts and the Secure Value Account (i.e., in direct proportion to the proportion that each such Sub-account and the Secure Value Account bear to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v3.0 so long as you participate in a Systematic Withdrawal program in which withdrawals are not taken pro rata.

 Before June 26, 2013, pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages were not recognized for purposes of federal law. On that date, the U.S. Supreme Court held in United States v. Windsor that Section 3 of DOMA is unconstitutional. While valid same sex marriages are now recognized under federal law and the favorable income-deferral options afforded by the federal tax law to an opposite-sex spouse under Sections 72(s) and 401(a)(9) are now available to a same sex spouse, there are several unanswered questions regarding the scope and impact of this U.S. Supreme Court decision.

 On August 29, 2013, the Internal Revenue Service ("IRS") clarified its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriage, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Currently, if the state where a civil union or a registered domestic partnership was created does not recognize the arrangement as a marriage, it is not a marriage for federal tax purposes. YOU ARE STRONGLY CAUTIONED TO CONSULT WITH YOUR TAX OR LEGAL ADVISOR BEFORE ELECTING THE SPOUSAL BENEFIT FOR A SAME-GENDER SPOUSE OR CIVIL UNION PARTNER. Please see "Tax Considerations" for more information.

 CONDITIONS OF ELECTING AN OPTIONAL LIVING BENEFIT
 When you elect an optional living benefit, certain conditions apply to your Annuity regarding the Sub-Accounts to which you can allocate Account Value, a mandatory allocation to the Secure Value Account and the application of a predetermined mathematical formula that may make transfers of your Account Value. These conditions are discussed briefly below.

 Allocation of Account Value
 As a condition of electing an optional living benefit, we limit the Investment Options to which you may allocate your Account Value (the "Permitted Sub-accounts"). If you elect an optional living benefit after your Annuity is issued, we will require you to reallocate Account Value that is currently allocated to Sub-accounts other than the Permitted Sub-accounts to the Permitted Sub-accounts. Please see "Investment Options" earlier in this prospectus for a listing of the Permitted Sub-accounts. We reserve the right to terminate your optional living benefit if you allocate amounts to a Sub-account that is not permitted. Prior to terminating an optional living benefit, we will send you written notice and provide you with an opportunity to reallocate to the Permitted Sub-accounts.

 We may change the Permitted Sub-accounts available with an optional living benefit. For more information, see "Other Important Considerations" in the benefit descriptions that follow.

 The Secure Value Account

 When you elect an optional living benefit at the time you purchase your Annuity, we allocate 10% of your initial Purchase Payment to the Secure Value Account. This means that 90% of your Purchase Payment will be allocated to the Permitted Sub-accounts. If you elect an optional living benefit after your Annuity has been issued, we will then allocate the same mandatory 10% of your Account Value to the Secure Value Account and 90% of your Account Value will remain allocated to the Permitted Sub-accounts. In addition, 10% of all additional Purchase Payments made while an optional living benefit is in effect will be allocated to the Secure Value Account. You cannot make transfers into or out of the Secure Value Account. The percentage of your overall Account Value in the Secure Value Account will change over time due to the performance of the Permitted Sub-accounts and interest credited to the Secure Value Account. When this happens, we will not rebalance your Account Value in order to maintain the 10% allocation to the Secure Value Account.

 We credit a fixed rate of interest daily on the Account Value allocated to the Secure Value Account while the benefit is in effect (the "crediting rate"). We determine this rate based on several factors, including the investment return of the assets underlying our general account. The crediting rate will initially be based on the current crediting rate we offer when you elect the optional living benefit. On each benefit anniversary, your crediting rate will equal the then current renewal rate. We will send you a confirmation that shows the renewal rate each year. The crediting rate will apply to all amounts allocated to the Secure Value Account, including 10% of any additional Purchase Payments you make, until the following benefit anniversary. The minimum crediting rate is shown in your Annuity as the "Minimum GA Fixed Account Rate" and will not be less than 0.50% for the first 10 benefit years, and 1.00% thereafter.


 The Predetermined Mathematical Formula
 Each optional living benefit also requires your participation in a predetermined mathematical formula that may transfer your account value between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.

 Impact of Optional Living Benefit Conditions
 The optional living benefit investment requirements and the formula are designed to reduce the difference between your Account Value and our liability under the optional living benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. The investment requirements and the formula do not guarantee any reduction in risk or volatility or any increase in Account Value. In fact, the Permitted Sub-account investment requirements could mean that you miss appreciation opportunities in other Investment Options. The formula could mean that you miss opportunities for investment gains in your selected Sub-accounts while Account Value is allocated to the AST Investment Grade Bond Sub-account, and there is no guarantee that the AST Investment Grade Bond Sub-account will not lose value. These requirements, however, could also protect your Account Value from losses that may occur in other Investment Options.

 The Secure Value Account reduces potential volatility of your Account Value and provides a fixed, guaranteed rate of return that is supported by our general account. This helps us manage the risks associated with offering optional living benefits. The required allocation to the Secure Value Account could mean that you miss opportunities for investment gains that would be possible if you were entirely invested in the Permitted Sub-accounts. The required allocation to the Secure Value Account, however, could also protect your Account Value from losses that may have otherwise occurred if your entire Account Value was allocated to the Permitted Sub-accounts.

 We are not providing you with investment advice through the use of these conditions. In addition, these conditions do not constitute an investment strategy that we are recommending to you.

 ADDITIONAL PURCHASE PAYMENTS
 While Highest Daily Lifetime Income v3.0 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time. WE CURRENTLY LIMIT ADDITIONAL PURCHASE PAYMENTS RECEIVED AFTER THE FIRST ANNIVERSARY OF THE BENEFIT EFFECTIVE DATE TO $50,000 IN EACH BENEFIT YEAR.

 Circumstances where we may further limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
..   if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);
..   if we are not then offering this benefit for new issues; or
..   if we are offering a modified version of this benefit for new issues.

 If we further exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v3.0 benefit to the level you originally intended. This means that your ability to increase the values associated with your Highest Daily Lifetime Income v3.0 benefit through additional Purchase Payments may be limited or suspended. When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

 We will exercise such reservation of right for all annuity purchasers in a non-discriminatory manner.

 LIFETIME WITHDRAWALS UNDER AN OPTIONAL LIVING BENEFIT
 The optional living benefits guarantee the ability to withdraw an annual amount each contract year (the "Annual Income Amount"), regardless of the performance of your Account Value. The Annual Income Amount is available until the death of the Annuitant (or the death of two spouses, if a spousal benefit is elected), subject to our rules regarding the timing and amount of withdrawals. The Annual Income Amount is initially equal to a percentage (the "Withdrawal Percentage") of a specific value (the "Protected Withdrawal Value") as discussed below.

 UNDER ANY OF THE OPTIONAL LIVING BENEFITS, WITHDRAWALS IN EXCESS OF THE ANNUAL INCOME AMOUNT, CALLED "EXCESS INCOME," WILL IMPACT THE VALUE OF THE BENEFIT INCLUDING A PERMANENT REDUCTION IN FUTURE GUARANTEED AMOUNTS, AS DISCUSSED IN THE BENEFIT DESCRIPTIONS THAT FOLLOW.

 TERMINATION OF EXISTING OPTIONAL LIVING BENEFIT AND ELECTION OF NEW OPTIONAL LIVING BENEFIT

 If you elect an optional living benefit, you may not terminate the benefit prior to the first benefit anniversary. This means once you elect the benefit, you will be subject to the benefit charge and the conditions discussed earlier in this section for at least the first benefit year, unless you surrender the Annuity. After you terminate the benefit, you may elect one of the then currently available benefits, subject to availability of the benefit at that time and our then current rules. Currently you must wait 90 days from the date you terminate your previous benefit (the "waiting period") before you can make a new benefit election. PLEASE NOTE THAT ONCE YOU TERMINATE AN EXISTING HIGHEST DAILY V3.0 BENEFIT YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER THAT BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEWLY ELECTED HIGHEST DAILY V3.0 BENEFIT BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES EFFECTIVE. ALSO, THE WITHDRAWAL PERCENTAGES AND ROLL-UP RATE APPLICABLE TO THE NEWLY ELECTED HIGHEST DAILY V3.0 BENEFIT MAY BE DIFFERENT THAN THOSE APPLICABLE TO YOUR TERMINATED BENEFIT. If you later decide to re-elect an optional living benefit, your Account Value must be allocated to the then Permitted Sub-accounts. The mandatory allocation to the Secure Value Account will also apply. We reserve the right to waive, change and/or further limit availability, waiting periods and election frequencies in the future. Check with your Financial Professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may not provide the same guarantees and/or may be more expensive than the benefit you are terminating. In purchasing the Annuity and electing benefits, you should consider that there is no guarantee that any benefit will be available for election at a later date. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing a Highest Daily v3.0 Benefit is appropriate for you.

 Please refer to the benefit descriptions that follow for a complete explanation of the terms, conditions and limitations of each optional living benefit. You should consult with your Financial Professional to determine if any of these optional living benefits may be appropriate for you based on your financial needs. As is the case with optional living benefits in general, the fulfillment of our guarantee under these benefits is dependent on our claims-paying ability.

 HIGHEST DAILY LIFETIME INCOME V3.0 BENEFIT


 Highest Daily Lifetime Income v3.0 guarantees the ability to withdraw the "Annual Income Amount" regardless of the investment performance of your Account Value. The Annual Income Amount is available until the death of the Annuitant, subject to our rules regarding the timing and amount of withdrawals. The Annual Income Amount is initially equal to the Protected Withdrawal Value multiplied by the Withdrawal Percentage as discussed below. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. Withdrawals of Excess Income that reduce your Account Value to zero will terminate the Annuity and the optional living benefit. Withdrawals of Excess Income that do not reduce your Account Value to zero will reduce the Annual Income Amount in future Annuity Years on a proportional basis. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered "Lifetime Withdrawals" under the benefit. Withdrawals are taken first from your Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to withdrawals of Excess Income).

 The income benefit under Highest Daily Lifetime Income v3.0 currently is based on a single "designated life" who is at least 50 years old on the date the benefit effective date. Highest Daily Lifetime Income v3.0 is not available if you elect any other optional living benefit.


 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY PARTICULAR WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER HIGHEST DAILY LIFETIME INCOME V3.0.

 PLEASE NOTE THAT IF YOU ELECT HIGHEST DAILY LIFETIME INCOME V3.0, YOUR ACCOUNT VALUE IS NOT GUARANTEED, CAN FLUCTUATE AND MAY LOSE VALUE.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT


 For Highest Daily Lifetime Income v3.0, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v3.0. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v3.0, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our ownership guidelines.


 KEY FEATURES AND EXAMPLES

 DESCRIPTIONS AND EXAMPLES OF THE KEY FEATURES OF THE OPTIONAL LIVING BENEFIT ARE SET FORTH BELOW. THE EXAMPLES ARE PROVIDED ONLY TO ILLUSTRATE THE CALCULATION OF VARIOUS COMPONENTS OF THE OPTIONAL LIVING BENEFIT. THESE EXAMPLES DO NOT REFLECT ANY OF THE FEES AND CHARGES UNDER THE ANNUITY.

 Protected Withdrawal Value
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 Before you take your first Lifetime Withdrawal, your Protected Withdrawal Value is calculated using your "Periodic Value." Your Periodic Value is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value, as detailed below.


 During the first 10 benefit years and before you take your first Lifetime Withdrawal, the Periodic Value is the greater of:

..   the Periodic Value for the immediately preceding business day (the "Prior
    Valuation Day") appreciated at the daily equivalent of the Roll-Up Rate during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day, plus the amount of any Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day (as described in "Non-Lifetime Withdrawal Feature" below); and
..   the Account Value on the Current Valuation Day.


 Withdrawal Percentages and Roll-Up Rate
 Withdrawal Percentages are used to calculate your Annual Income Amount at the time of your first Lifetime Withdrawal. Withdrawal Percentages are also applied to any additional Purchase Payment you make and used to determine whether any Highest Daily Auto Step-Up will occur (see "Highest Daily Auto Step-Up" later in this section).

 The Roll-Up Rate is the guaranteed compounded rate of return credited to your Protected Withdrawal Value until the earlier of your first Lifetime Withdrawal and the 10th benefit anniversary. If you begin taking withdrawals prior to your 10/th/ benefit anniversary, the Roll-up Rate will no longer increase your Protected Withdrawal Value.

 We declare the current Withdrawal Percentages and Roll-Up Rate that will apply to your Annuity. The current Withdrawal Percentages and Roll-up Rate are set forth in the applicable Rate Sheet Prospectus Supplement that must accompany this prospectus. Once the Withdrawal Percentages and Roll-Up Rate for your Annuity are established, they will not change while the benefit is in effect. If you terminate and later re-elect the optional living benefit, the Withdrawal Percentages and Roll-Up Rate in effect at the time you re-elect the optional living benefit will apply to your new benefit.

 In order to receive the Withdrawal Percentages and Roll-Up Rate applicable for any specific time period, your application must be signed within that time period. We must also receive your application in Good Order within 15 calendar days of the date you sign it, and your Annuity must be funded within 45 calendar days of the date you sign your application. If these conditions are not met, your application will be considered Not in Good Order. If you decide to proceed with the purchase of the Annuity, further paperwork will be required to issue the Annuity with the Withdrawal Percentages and Roll-Up Rate in effect at that time.

 EXAMPLE OF CALCULATING YOUR PERIODIC VALUE BEFORE YOUR FIRST LIFETIME WITHDRAWAL, ON OR BEFORE THE 10TH ANNIVERSARY OF THE BENEFIT EFFECTIVE DATE

 Assume: (1) you elected Highest Daily Lifetime Income v3.0 effective
 February 10; (2) the applicable Roll-Up Rate is 5%; (3) on February 13, you make an additional Purchase Payment of $50,000; and (4) your Account Value is as shown below.

 Note: all numbers are rounded to the nearest dollar for the purpose of this example

                          DATE          ACCOUNT VALUE
                          ----          -------------
                          February 10     $150,000
                          February 11     $149,500
                          February 12     $150,500
                          February 13*    $200,150

 *  - Includes the value of the additional Purchase Payment

Periodic Value on February 10                                                                           $150,000

Periodic Value on February 11 is the greater of:
(1)Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5%
   annually $150,000 * (1.05)/(1/365) /=                                                                $150,020
(2)Account Value =                                                                                      $149,500

Periodic Value on February 11                                                                           $150,020

Periodic Value on February 12 is the greater of:
(1)Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5%
   annually $150,020 * (1.05)/(1/365) /=                                                                $150,040
(2)Account Value =                                                                                      $150,500

Periodic Value on February 12                                                                           $150,500

Periodic Value on February 13 is the greater of:
(3)Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5%
   annually $150,500 * (1.05)/(1/365) /= $150,520 plus the Purchase Payment of $50,000 =                 $200,520
(4)Account Value =                                                                                       $200,150

Periodic Value on February 13                                                                           $200,520


 After the first 10 benefit years but before you take your first Lifetime Withdrawal, the Roll-Up Rate will no longer increase your Periodic Value, and your Protected Withdrawal Value will be the greater of:

..   the Periodic Value for the Prior Valuation Day, plus the amount any additional Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day; and
..   the Account Value on the Current Valuation Day.


 Because the daily appreciation of the Roll-Up Rate ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 EXAMPLE OF CALCULATING YOUR PERIODIC VALUE BEFORE YOUR FIRST LIFETIME WITHDRAWAL, AFTER THE 10TH ANNIVERSARY OF THE BENEFIT EFFECTIVE DATE
 Assume: (1) the 10th anniversary of the date you elected Highest Daily Lifetime Income v3.0 was February 10; (2) on March 10, your Periodic Value is $300,000; (3) on March 13, you make an additional Purchase Payment of $25,000, and (3) your Account Value is as shown below:


 Note: all numbers are rounded to the nearest dollar for the purpose of this example

                            DATE       ACCOUNT VALUE
                            ----       -------------
                            March 11     $299,500
                            March 12     $300,750
                            March 13*    $325,400

 *  - Includes the value of the additional Purchase Payment

Periodic Value on March 10                                                                             $300,000

PeriodicValue on February 11 is the greater of:
(3)Periodic Value for the immediately preceding business day =                                         $300,000
(4)Account Value =                                                                                     $299,500

Periodic Value on March 11                                                                             $300,000

Periodic Value on March 12 is the greater of:
(5)Periodic Value for the immediately preceding business day =                                         $300,000
(6)Account Value =                                                                                     $300,750

PeriodicValue on March 12                                                                              $300,750

Periodic Value on March 13 is the greater of:
(7) Periodic Value for the immediately preceding business day ($300,750) plus the Purchase Payment of
  $25,000 =                                                                                            $325,750
(8)Account Value =                                                                                      $325,400

Periodic Value on March 13                                                                             $325,750

 After you take your first Lifetime Withdrawal, your Protected Withdrawal Value will be the greater of:
..   the Protected Withdrawal Value on the date of the first Lifetime
    Withdrawal, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals; and
..   the highest daily Account Value upon any step-up, increased for additional
    Purchase Payments and reduced for subsequent Lifetime Withdrawals (see "Highest Daily Auto Step-Up" later in this section).



 Annual Income Amount
 The Annual Income Amount is the annual amount of income for which you are eligible for life under Highest Daily Lifetime Income v3.0. The Annual Income Amount is equal to the applicable Withdrawal Percentage multiplied by the Protected Withdrawal Value at the time of the first Lifetime Withdrawal. The applicable Withdrawal Percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The Annual Income Amount does not reduce in subsequent Annuity Years, unless you take a withdrawal of Excess Income as described below. Any additional Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v3.0 and subsequent to the first Lifetime Withdrawal will immediately increase the then-existing Annual Income Amount by an amount equal to the additional Purchase Payment multiplied by the applicable Withdrawal Percentage based on the age of the Annuitant at the time of the first Lifetime Withdrawal.

 The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
..   If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
..   If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.


 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Withdrawals and Highest Daily Lifetime Income v3.0
 Highest Daily Lifetime Income v3.0 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. All withdrawals will be taken on a pro rata basis from all Investment Options and the Secure Value Account.

 Under Highest Daily Lifetime Income v3.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income
 Amount:
..   they will not reduce your Annual Income Amount in subsequent Annuity Years;
..   they will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year; and
..   you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 If cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be proportionately reduced (except with regard to certain Required Minimum Distributions as discussed in "Required Minimum Distributions" later in this section).

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income v3.0. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by the applicable Withdrawal Percentage which varies based on the age of the Annuitant on that Annuity Anniversary. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will repeat this process on each subsequent Annuity Anniversary. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new Withdrawal Percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v3.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v3.0 upon a step-up, we will notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v3.0 or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is November 1
   . Highest Daily Lifetime Income v3.0 is elected on August 1 of the following calendar year
   .   The applicable Withdrawal Percentage is 5%
   .   The first withdrawal is a Lifetime Withdrawal

 Unless otherwise indicated, all dates referenced in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

     Account Value before Lifetime withdrawal                  $118,000.00
     Less amount of "non" Excess Income                        $  3,500.00
     Account Value immediately before Excess Income of $1,500  $114,500.00
     Excess Income amount                                      $   1500.00
     Ratio                                                            1.31%
     Annual Income Amount                                      $  6,000.00
     Reduced by 1.31%                                          $     78.60
     Annual Income Amount for future Annuity Years             $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the applicable Withdrawal Percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.




For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a withdrawal of Excess Income on June 29 reduces the amount to $11,435.28 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,435.28. Here are the calculations for determining the daily values. Only the June 28 value is being adjusted for Excess Income because the June 30, July 1, and July 2 Valuation Days occur after the Excess Income on June 29.



                             HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                           (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (5% OF THE
    DATE*    ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
    -----    ------------- ------------------------ ------------------------
    June 28   $238,000.00        $238,000.00               $11,900.00
    June 29   $226,000.00        $228,705.60               $11,435.28
    June 30   $226,000.00        $228,705.60               $11,435.28
    July 1    $238,000.00        $238,000.00               $11,900.00
    July 2    $236,946.00        $238,000.00               $11,900.00



 * In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900.00. This amount is adjusted on June 29 to reflect the $9,303.92 withdrawal. The calculations for the adjustments are:
   . The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.
   . This amount ($232,000) is further reduced by 1.42% (this is the ratio of Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $228,705.60.
   . The adjusted June 29 Highest Daily Value, $228,705.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,000. Since the June 29 adjusted Highest Daily Value of $228,705.60 is greater than the June 30 Account Value, we will continue to carry $228,705.60 forward to the next Valuation Day of July 1. The Account Value on July 1, $238,000.00, becomes the final Highest Daily Value since it exceeds the $228,705.60 carried forward.
   . The July 1 adjusted Highest Daily Value of $238,000.00 is also greater than the July 2 Account Value, so we will continue to carry $238,000.00 forward to the first Valuation Day of July 2.

 In this example, the final Highest Daily Value of $238,000.00 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,900.00. Since this amount is greater than the current year's Annual Income Amount of $11,435.28 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,900.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income v3.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v3.0. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v3.0. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 3
   . Highest Daily Lifetime Income v3.0 is elected on September 4 of the following calendar year
   .   The Account Value at benefit election was $105,000
   . No previous withdrawals have been taken under Highest Daily Lifetime Income v3.0

 On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v3.0 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375

 REQUIRED MINIMUM DISTRIBUTIONS
 Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31/st/ for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the below rules are applied.

 A "Calendar Year" runs from January 1 to December 31 of that year.

 Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

 If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:
..   the remaining Annual Income Amount for that Annuity Year; plus
..   the second Calendar Year's RMD amount minus the Annual Income Amount (which cannot be less than zero).

 EXAMPLE
 The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.



 -----------------------------------------------------------------------------
 First Calendar Year       Annuity Year              Second Calendar Year
 -----------------------------------------------------------------------------
 01/01/2014 to 12/31/2014  06/01/2014 to 05/31/2015  01/01/2015 to 12/31/2015
 -----------------------------------------------------------------------------



 Assume the following:
..   RMD Amount for Both Calendar Years = $6,000;.
..   Annual Income Amount = $5,000; and
..   A withdrawal of $2,000 was taken on 07/01/2014 (during the First Calendar
    Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

 The amount that can be taken between 01/03/2015 and 05/31/2015 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:
..   The remaining Annual Income for that Annuity Year ($3,000); plus
..   The Second Calendar Year's RMD Amount minus the Annual Income Amount
    ($6,000 - $5,000 = $1,000).

 If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2015.

 Other Important Information
..   If, in any Annuity Year, your RMD amount is less than your Annual Income
    Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.
..   If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.

 BENEFITS UNDER HIGHEST DAILY LIFETIME INCOME V3.0
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income v3.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income
    Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN THE ANNUITY YEAR THAT REDUCED YOUR ACCOUNT VALUE TO ZERO ARE MORE THAN THE ANNUAL
    INCOME AMOUNT, HIGHEST DAILY LIFETIME INCOME V3.0 TERMINATES, WE WILL MAKE NO FURTHER PAYMENTS OF THE ANNUAL INCOME AMOUNT AND NO ADDITIONAL PURCHASE PAYMENTS ARE PERMITTED. HOWEVER, IF A PARTIAL WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY, THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE DESIGNATED LIFE.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual
    Income Amount or less than or equal to, your Annual Income Amount.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable tax charges, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under Highest Daily Lifetime Income v3.0 benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active Systematic
    Withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v3.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the Secure Value Account. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

..   Any Lifetime Withdrawal that does not cause cumulative withdrawals in that
    Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $2,000 would be subject to a CDSC.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account or the Secure Value Account. A summary description of the AST Investment Grade Bond Sub-account appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Sub-account prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity. Also, transfers we make to or from the Secure Value Account due to the termination of an optional living benefit will not count toward the maximum number of free transfers.

..   Upon election of the benefit, we allocate 10% of your Account Value to the
    Secure Value Account. This means 90% of your Account Value will be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current Owners of the benefit. Current Owners of the benefit will be able to maintain amounts previously allocated to those sub-accounts, but may not be permitted to transfer amounts or allocate new Purchase Payments to those sub-accounts.

..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit will terminate if withdrawals taken under Highest Daily
    Lifetime Income v3.0 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" for more information.)

 CHARGE FOR HIGHEST DAILY LIFETIME INCOME V3.0

 The current charge for Highest Daily Lifetime Income v3.0 is 1.00% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v3.0 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.25% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account but we do not deduct the fee from the Secure Value Account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v3.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 TERMINATION OF YOUR HIGHEST DAILY LIFETIME INCOME V3.0 BENEFIT

 You may not terminate Highest Daily Lifetime Income v3.0 prior to the first benefit anniversary (the calendar date on which you elected the optional living benefit, occurring each Annuity Year after the first benefit year). If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. For example, there is currently a waiting period of 90 days before you can re-elect a new benefit (except in the case of spousal assumption of a contract).


 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
    (I)YOUR TERMINATION OF THE BENEFIT,
   (II)YOUR SURRENDER OF THE ANNUITY,
  (III)YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO RECEIVE THE ANNUAL INCOME AMOUNT IN THE FORM OF ANNUITY PAYMENTS, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT)
   (IV)OUR RECEIPT OF DUE PROOF OF DEATH OF THE OWNER OR ANNUITANT (FOR ENTITY-OWNED ANNUITIES)
    (V)BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO DUE TO A WITHDRAWAL OF EXCESS INCOME,
   (VI)YOU ALLOCATE OR TRANSFER ANY PORTION OF YOUR ACCOUNT VALUE TO ANY SUB-ACCOUNT(S) TO WHICH YOU ARE NOT PERMITTED TO ELECTIVELY ALLOCATE OR TRANSFER ACCOUNT VALUE,* OR

  (VII)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE OR IF WE PROCESS A CHANGE THAT IS NOT CONSISTENT WITH OUR ALLOWED OWNER, ANNUITANT OR BENEFICIARY DESIGNATIONS.*

 * Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.


 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us;
 (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Highest Daily Lifetime Income v3.0 other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account and the Secure Value Account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If you are participating in an asset allocation program, amounts will be transferred in accordance with your instructions for that program. If, prior to the transfer from the AST Investment Grade Bond Sub-account and the Secure Value Account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.


 If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v3.0 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in "Election of and Designations under the Benefit" and "Termination of Your Highest Daily Lifetime Income v3.0" earlier in this benefit description. For surviving spouses, however, we are currently waiving the 90 day waiting period. We reserve the right to resume applying this requirement at any time.


 HIGHEST DAILY LIFETIME INCOME V3.0 CONDITIONS
 Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income v3.0 benefits, while managing the risk to Pruco Life of New Jersey associated with offering these products. Three of the features that help us accomplish that balance are the Permitted Sub-accounts investment requirement, the mandatory allocation to the Secure Value Account and the predetermined mathematical formula that transfers Account Value between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account (referred to in this section as the "Bond Sub-account"). The Permitted Sub-accounts and predetermined mathematical formula are designed primarily to mitigate some of the financial risks that we incur in provided the guarantee under the Highest Daily Lifetime Income v3.0 benefits. The Secure Value Account helps us manage the risks associated with offering optional living benefits by reducing potential volatility of your Account Value, while also providing a fixed, guaranteed rate of return. These features are not investment advice.

 Permitted Sub-accounts
 When you elect the benefit, we limit the Investment Options to which you may allocate your Account Value, as set forth in "Investment Options" earlier in the prospectus.

 The Secure Value Account

 When you elect Highest Daily Lifetime Income v3.0, we will transfer 10% of your Account Value to the Secure Value Account. You cannot transfer into or out of the Secure Value Account. The Secure Value Account will earn interest at a crediting rate that will be declared annually and reflected on the confirmation you will receive each year.


 Overview of The Predetermined Mathematical Formula
 The formula is described below and set forth in Appendix E.

 The predetermined mathematical formula ("formula") monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk to us associated with these benefits, which is generally represented by the gap between your Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, and the mandatory allocation to the Secure Value Account lessens the risk that your Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit. The formula may also limit the potential for your Account Value to grow.

 The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula. The formula does not constitute an investment strategy that we are recommending to you. The formula may limit the potential for your Account Value to grow.

 TRANSFER ACTIVITY UNDER THE FORMULA
 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, assuming none of the Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Account Value before a transfer to the Bond Sub-account is made.

 It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, the performance of the Bond Sub-account while Account Value is allocated to it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
   . The difference between your Account Value and your Protected Withdrawal Value;
   .   The amount of time the benefit has been in effect on your Annuity;
   . The amount allocated to and the performance of the Permitted Sub-accounts, the Bond Sub-account and the Secure Value Account;
   . Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
   . Any withdrawals you take from your Annuity (while the benefit is in effect).

 Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

 At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

 The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts are two of the variables in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Account Value and hence a greater impact on if (and how much of) your Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 HOW THE FORMULA OPERATES
 Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.
 (1)First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the "Target Value" or "L".
 (2)Second, we subtract the sum of any amounts invested in the Bond Sub-account ("B") plus amounts in the Secure Value Account ("F") from the Target Value and divide that number by the amount invested in the Permitted Sub-Accounts ("V"). We refer to this resulting value as the "Target Ratio" or "R".

 (3)Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.
 (4)If a transfer needs to occur, we use another calculation to determine the amount of the transfer.

 The Formula is:
    R = (L - (B+F))/V

 More specifically, the formula operates as follows:
 (1)We calculate the Target Value (L) by multiplying the income basis for that day by 5% and by the applicable Annuity Factor found in Appendix C. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments and any withdrawals of Excess Income.

    Example (assume the income basis is $200,000, and the contract is 11 1/2 months old, resulting in an annuity factor of 14.95)

    Target Value (L) = $200,000 x 5% x 14.95 = $149,500

 (2)Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) and the Secure Value Account
    (F) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (V).

    Example (assume the amount in the Bond Sub-account is zero, the amount in the Secure Value Account is $15,000 and the amount held within the Permitted Sub-accounts is $161,000)

    Target Ratio (R) = ($149,500 - $15,000)/$161,000 = 83.5%

 (3)If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.

    Example: Assuming the Target Ratio is above 83% for a 3/rd/ consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.

 (4)In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts, the Bond Sub-account and the Secure Value Account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap and the Maximum Daily Transfer Limit discussed below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be, subject to the maximum daily transfer limit.

 THE 90% CAP
 The formula will not execute a transfer to the Bond Sub-account if the sum of your percentage of Account Value in the Bond Subaccount and your percentage of Account Value in the Secure Value Account would equal more than 90% on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the combination of the Bond Sub-account and the Secure Value Account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. For example, assume 83% of your Account Value is allocated to the Bond Sub-account and 6% of your Account Value is allocated to the Secure Value Account. If the formula would require a transfer of 5% of your Account Value to the Bond Sub-account, only 1% of your Account Value would actually be transferred to the Bond Sub-account. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the combination of the Bond Sub-account and the Secure Value Account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, as well as interest credited to amounts in the Secure Value Account, your Account Value could be more than 90% invested in the Bond Sub-account and the Secure Value Account.


 MAXIMUM DAILY TRANSFER LIMIT
 On any given day, notwithstanding the above calculation and the 90% Cap discussed immediately above, no more than a predetermined percentage of the sum of the value of Permitted Sub-accounts (the "Maximum Daily Transfer Limit") will be transferred to the Bond Sub-account. The applicable Maximum Daily Transfer Limit is stated in your Annuity and is currently 30%. If the formula would result in an amount higher than the Maximum Daily Transfer Limit being transferred into the Bond Sub-account, only amounts up to the Maximum Daily Transfer Limit will be transferred. On the following Valuation Day, the formula will calculate the Target Ratio for that day and determine any applicable transfers within your Annuity as described above. The formula will not carry over amounts that exceeded the prior day's Maximum Daily Transfer Limit, but a transfer to the Bond Sub-account may nevertheless occur based on the application of the formula on the current day. There is no limitation on the amounts of your Unadjusted Account Value that may be transferred out of the Bond Sub-account on any given day.


 MONTHLY TRANSFERS
 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:
 a) The total value of all your Account Value in the Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 OTHER IMPORTANT INFORMATION
..   The Bond sub-account is not a Permitted Sub-account. As such, only the formula can transfer Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Account Value to or from the Bond Sub-account.
..   The Secure Value Account is not a Permitted Sub-account. You may not allocate Purchase Payments or transfer any of your Account Value to or from the Secure Value Account. In addition, the formula will not transfer Account Value to or from the Secure Value Account.
..   While you are not notified before a transfer occurs to or from the Bond
    Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation
    Day:
   . Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
   . Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.

..   If you make additional Purchase Payments to your Annuity, 10% of the additional Purchase Payments will be allocated to the Secure Value Account and the balance will be allocated to the Permitted Sub-accounts and subject to the formula. Each additional Purchase Payment will be allocated to the Investment Options according to the instructions you provide with such Purchase Payment. You may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular additional Purchase Payment, we will allocate the Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value, such as the AST Investment Grade Bond Sub-account.

..   Additional Purchase Payments allocate money to the Secure Value Account but not to the Bond Sub-account. This means that additional Purchase Payments could adjust the ratio calculated by the formula and may result in Account Value being transferred either to the Permitted Sub-accounts or to the Bond Sub-account.

..   If you make additional Purchase Payments to your Annuity during a time when the 90% cap has suspended transfers to the Bond Sub-account, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).


 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income v3.0 through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME(R) INCOME V3.0 BENEFIT

 Spousal Highest Daily Lifetime Income v3.0 is the spousal version of Highest Daily Lifetime Income v3.0. This benefit guarantees, until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life"), the ability to withdraw the Annual Income Amount regardless of the investment performance of your Account Value, subject to our rules regarding the timing and amount of withdrawals. The Annual Income Amount is initially equal to the Protected Withdrawal Value multiplied by the Withdrawal Percentage as discussed below. Withdrawals of Excess Income that do not reduce your Account Value to zero will reduce the Annual Income Amount in future Annuity Years on a proportional basis. Withdrawals of Excess Income that reduce your Account Value to zero will terminate the Annuity and the optional living benefit. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered "Lifetime Withdrawals" under the benefit. Withdrawals are taken first from your Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v3.0 after the death of the first spouse.

 Spousal Highest Daily Lifetime Income v3.0 must be elected based on two designated lives, as described below. Each designated life must be at least 50 years old when the benefit is elected. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v3.0 benefit due to a divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime Income v3.0 is not available if you elect any other optional living benefit.


 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY PARTICULAR WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V3.0.

 PLEASE NOTE THAT IF YOU ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME V3.0, YOUR ACCOUNT VALUE IS NOT GUARANTEED, CAN FLUCTUATE AND MAY LOSE VALUE.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Spousal Highest Daily Lifetime Income v3.0 can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime Income v3.0 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

..   One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be at least 50 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The
    Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 50 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v3.0. If the designated lives divorce, Spousal Highest Daily Lifetime Income v3.0 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.


 Remaining Designated Life : A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die, provided that they are each other's spouses at that time, or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.

 KEY FEATURES AND EXAMPLES
 DESCRIPTIONS AND EXAMPLES OF THE KEY FEATURES OF THE OPTIONAL LIVING BENEFIT ARE SET FORTH BELOW. THE EXAMPLES ARE PROVIDED ONLY TO ILLUSTRATE THE CALCULATION OF VARIOUS COMPONENTS OF THE OPTIONAL LIVING BENEFIT. THESE EXAMPLES DO NOT REFLECT ANY OF THE FEES AND CHARGES UNDER THE ANNUITY.

 PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.


 Before you take your first Lifetime Withdrawal, your Protected Withdrawal Value is calculated using your "Periodic Value." Your "Periodic Value" is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value, as detailed below. During the first 10 benefit years and before you take your first Lifetime Withdrawal, the Periodic Value is the greater of:

..   the Periodic Value for the immediately preceding business day (the "Prior
    Valuation Day") appreciated at the daily equivalent of the Roll-Up Rate during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day, plus the amount of any Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day (as described in "Non-Lifetime Withdrawal Feature" below); and
..   the Account Value on the Current Valuation Day.


 Withdrawal Percentages and Roll-Up Rate
 Withdrawal Percentages are used to calculate your Annual Income Amount at the time of your first Lifetime Withdrawal. Withdrawal Percentages are also applied to any additional Purchase Payment you make and used to determine whether any Highest Daily Auto Step-Up will occur (see "Highest Daily Auto Step-Up" later in this section).

 The Roll-Up Rate is the guaranteed compounded rate of return credited to your Protected Withdrawal Value until the earlier of your first Lifetime Withdrawal and the 10th benefit anniversary. If you begin taking withdrawals prior to your 10/th/ benefit anniversary, the Roll-Up Rate will no longer increase your Protected Withdrawal Value.

 We declare the current Withdrawal Percentages and Roll-Up Rate that will apply to your Annuity. The current Withdrawal Percentages and Roll-Up Rate are set forth in the applicable Rate Sheet Prospectus Supplement that must accompany this prospectus. Once the Withdrawal Percentages and Roll-Up Rate for your Annuity are established, they will not change while the benefit is in effect. If you terminate and later re-elect the optional living benefit, the Withdrawal Percentages and Roll-Up Rate in effect at the time you re-elect the optional living benefit will apply to your new benefit.

 In order to receive the Withdrawal Percentages and Roll-Up Rate applicable for any specific time period, your application must be signed within that time period. We must also receive your application in Good Order within 15 calendar days of the date you sign it, and your Annuity must be funded within 45 calendar days of the date you sign your application. If these conditions are not met, your application will be considered Not in Good Order. If you decide to proceed with the purchase of the Annuity, further paperwork will be required to issue the Annuity with the Withdrawal Percentages and Roll-Up Rate in effect at that time.

 EXAMPLE OF CALCULATING YOUR PERIODIC VALUE BEFORE YOUR FIRST LIFETIME WITHDRAWAL, ON OR BEFORE THE 10TH ANNIVERSARY OF THE BENEFIT EFFECTIVE DATE
 Assume: (1) you elected Spousal Highest Daily Lifetime Income v3.0 effective February 10; (2) the applicable Roll-Up Rate is 5%; (3) on February 13, you make an additional Purchase Payment of $50,000; and (4) your Account Value is as shown below.


 Note: all numbers are rounded to the nearest dollar for the purpose of this example

                          DATE          ACCOUNT VALUE
                          ----          -------------
                          February 10     $150,000
                          February 11     $149,500
                          February 12     $150,500
                          February 13*    $200,150

 *  - Includes the value of the additional Purchase Payment

Periodic Value on February 10                                                                        $150,000

Periodic Value on February 11 is the greater of:
(1)Periodic Value for the immediately preceding business day appreciated at the daily equivalent of
   5% annually $150,000 * (1.05)/(1/365)/ =                                                          $150,020
(2)Account Value =                                                                                   $149,500

Periodic Value on February 11                                                                        $150,020

Periodic Value on February 12 is the greater of:
(1)Periodic Value for the immediately preceding business day appreciated at the daily equivalent of
   5% annually $150,020 * (1.05)/(1/365)/ =                                                          $150,040
(2)Account Value =                                                                                   $150,500

Periodic Value on February 12                                                                        $150,500

Periodic Value on February 13 is the greater of:
(1)Periodic Value for the immediately preceding business day appreciated at the daily equivalent of
   5% annually $150,500 * (1.05)(1/365) = $150,520 plus the Purchase Payment of $50,000 =            $200,520
(2)Account Value =                                                                                   $200,150

Periodic Value on February 13                                                                        $200,520


 After the first 10 benefit years but before you take your first Lifetime Withdrawal, the Roll-Up Rate will no longer increase your Periodic Value, and your Protected Withdrawal Value will be the greater of:

..   the Periodic Value for the Prior Valuation Day, plus the amount any additional Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day; and
..   the Account Value on the Current Valuation Day.


 Because the daily appreciation of the Roll-Up Rate ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 EXAMPLE OF CALCULATING YOUR PERIODIC VALUE BEFORE YOUR FIRST LIFETIME WITHDRAWAL, AFTER THE 10TH ANNIVERSARY OF THE BENEFIT EFFECTIVE DATE
 Assume: (1) the 10th anniversary of the date you elected Spousal Highest Daily Lifetime Income v3.0 was February 10; (2) on March 10, your Periodic Value is $300,000; (3) on March 13, you make an additional Purchase Payment of $25,000; and (4) your Account Value is as shown below.


 Note: all numbers are rounded to the nearest dollar for the purpose of this example

                            DATE       ACCOUNT VALUE
                            ----       -------------
                            March 11     $299,500
                            March 12     $300,750
                            March 13*    $325,400

 *  - Includes the value of the additional Purchase Payment

Periodic Value on March 10                                                                         $300,000

Periodic Value on February 11 is the greater of:
(1)Periodic Value for the immediately preceding business day =                                     $300,000
(2)Account Value =                                                                                 $299,500

Periodic Value on March 11                                                                         $300,000

Periodic Value on March 12 is the greater of:
(1)Periodic Value for the immediately preceding business day =                                     $300,000
(2)Account Value =                                                                                 $300,750

Periodic Value on March 12                                                                         $300,750

Periodic Value on March 13 is the greater of:
(1)Periodic Value for the immediately preceding business day ($300,750) plus the Purchase Payment
   of $25,000 =                                                                                    $325,750
(2)Account Value =                                                                                 $325,400

Periodic Value on March 13                                                                         $325,750

 After you take your first Lifetime Withdrawal, your Protected Withdrawal Value will be the greater of:
..   the Protected Withdrawal Value on the date of the first Lifetime
    Withdrawal, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals; and
..   the highest daily Account Value upon any step-up, increased for additional
    Purchase Payments and reduced for subsequent Lifetime Withdrawals (see "Highest Daily Auto Step-Up" later in this section).



 Annual Income Amount
The Annual Income Amount is the annual amount of income for which you are eligible for life under Spousal Highest Daily Lifetime Income v3.0. The Annual Income Amount is equal to the Withdrawal Percentage applicable to the younger designated life's age at the time of the first Lifetime Withdrawal multiplied by the Protected Withdrawal Value at the time of the first Lifetime Withdrawal. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. The Annual Income Amount does not reduce in subsequent Annuity Years, unless you take a withdrawal of Excess Income as described below. Any additional Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v3.0 and subsequent to the first Lifetime Withdrawal will immediately increase the then-existing Annual Income Amount by an amount equal to the additional Purchase Payment multiplied by the applicable Withdrawal Percentage based on the age of the younger designated life at the time of the first Lifetime Withdrawal.

 The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
..   If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
..   If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.


 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Withdrawals and Spousal Highest Daily Lifetime Income v3.0
 Spousal Highest Daily Lifetime Income v3.0 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. All withdrawals will be taken on a pro rata basis from all Investment Options and the Secure Value Account.

 Under Spousal Highest Daily Lifetime Income v3.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income
 Amount:
..   they will not reduce your Annual Income Amount in subsequent Annuity Years;
..   they will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year; and
..   you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 If cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be proportionately reduced (except with regard to certain Required Minimum Distributions as discussed in "Required Minimum Distributions" later in this section).

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The

 Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by the applicable Withdrawal Percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will repeat this process on each subsequent Annuity Anniversary. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new Withdrawal Percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v3.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v3.0 upon a step-up, we will notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v3.0 or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1
..   Spousal Highest Daily Lifetime Income v3.0 is elected on August 1 of the following calendar year
..   The applicable Withdrawal Percentage is 4.5%.
..   The first withdrawal is a Lifetime Withdrawal

 Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

   Account Value before Lifetime Withdrawal                      $118,000.00
   Less amount of "non" excess withdrawal                        $  2,900.00
   Account Value immediately before excess withdrawal of $2,100  $115,100.00
   Excess withdrawal amount                                      $  2,100.00
   Ratio                                                                1.82%
   Annual Income Amount                                          $  5,400.00
   Reduced by 1.82%                                              $     98.28
   Annual Income Amount for future Annuity Years                 $  5,301.72

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the applicable Withdrawal Percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.


For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a withdrawal of Excess Income on June 29 reduces the amount to $11,435.28 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,435.28. Here are the calculations for determining the daily values. Only the June 28 value is being adjusted for Excess Income because the June 30, July 1, and July 2 Valuation Days occur after the Excess Income on June 29.



                             HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                           (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (5% OF THE
    DATE*    ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
    -----    ------------- ------------------------ ------------------------
    June 28   $238,000.00        $238,000.00               $11,900.00
    June 29   $226,000.00        $228,705.60               $11,435.28
    June 30   $226,000.00        $228,705.60               $11,435.28
    July 1    $238,000.00        $238,000.00               $11,900.00
    July 2    $236,946.00        $238,000.00               $11,900.00



 * In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900.00. This amount is adjusted on June 29 to reflect the $9,303.92 withdrawal. The calculations for the adjustments are:
   . The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.
   . This amount ($232,000) is further reduced by 1.42% (this is the ratio of Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $228,705.60.
   . The adjusted June 29 Highest Daily Value, $228,705.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,000. Since the June 29 adjusted Highest Daily Value of $228,705.60 is greater than the June 30 Account Value, we will continue to carry $228,705.60 forward to the next Valuation Day of July 1. The Account Value on July 1, $238,000.00, becomes the final Highest Daily Value since it exceeds the $228,705.60 carried forward.
   . The July 1 adjusted Highest Daily Value of $238,000.00 is also greater than the July 2 Account Value, so we will continue to carry $238,000.00 forward to the first Valuation Day of July 2.

 In this example, the final Highest Daily Value of $238,000.00 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,900.00. Since this amount is greater than the current year's Annual Income Amount of $11,435.28 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,900.00.


 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income v3.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial

 Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v3.0. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v3.0. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
   .   The Issue Date is December 3
   . Spousal Highest Daily Lifetime Income v3.0 is elected on September 4 of the following calendar year
   .   The Account Value at benefit election was $105,000
   . No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income v3.0

 On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v3.0 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375

 REQUIRED MINIMUM DISTRIBUTIONS
 See the sub-section entitled "Required Minimum Distributions" in the prospectus section above concerning Highest Daily Lifetime Income v3.0 for a discussion of the relationship between the RMD amount and the Annual Income Amount.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V3.0
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income v3.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE
    WITHDRAWALS IN THE ANNUITY YEAR THAT REDUCED YOUR ACCOUNT VALUE TO ZERO ARE MORE THAN THE ANNUAL INCOME AMOUNT, SPOUSAL HIGHEST DAILY LIFETIME INCOME V3.0 TERMINATES, WE WILL MAKE NO FURTHER PAYMENTS OF THE ANNUAL INCOME AMOUNT AND NO ADDITIONAL PAYMENTS WILL BE PERMITTED. HOWEVER, IF A WITHDRAWAL IN THE LATTER SCENARIO WAS TAKEN TO SATISFY A REQUIRED MINIMUM DISTRIBUTION (AS DESCRIBED ABOVE) UNDER THE ANNUITY THEN THE BENEFIT WILL NOT TERMINATE, AND WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT IN SUBSEQUENT ANNUITY YEARS UNTIL THE DEATH OF THE SECOND DESIGNATED LIFE PROVIDED THE DESIGNATED LIVES WERE SPOUSES AT THE DEATH OF THE FIRST DESIGNATED LIFE.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual
    Income Amount or less than or equal to, your Annual Income Amount.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable state required premium tax, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime Income v3.0 benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v3.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the Secure Value Account. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

..   Any Lifetime Withdrawal that does not cause cumulative withdrawals in that
    Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $2,000 would be subject to a CDSC.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account or the Secure Value Account. A summary description of the AST Investment Grade Bond Sub-account appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST Investment Grade Bond Sub-account prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity. Also, transfers we make to or from the Secure Value Account due to the election or termination of an optional living benefit will not count toward the maximum number of free transfers.

..   Upon election of the benefit, we allocate 10% of your Account Value to the
    Secure Value Account. This means 90% of your Account Value will be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current Owners of the benefit. Current Owners of the benefit will be able to maintain amounts previously allocated to those sub-accounts, but may not be permitted to transfer amounts or allocate new Purchase Payments to those sub-accounts.

..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts.
    On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated.
    During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit will terminate if withdrawals taken under Spousal Highest
    Daily Lifetime Income v3.0 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" for more information.)


 CHANGE FOR THE SPOUSAL HIGHEST DAILY LIFETIME INCOME V3.0
 The current charge for Spousal Highest Daily Lifetime Income v3.0 is 1.10% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v3.0 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.275% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account but we do not deduct the fee from the Secure Value Account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v3.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 TERMINATION OF YOUR SPOUSAL HIGHEST DAILY LIFETIME INCOME V3.0

 You may not terminate the Spousal Highest Daily Lifetime Income v3.0 prior to the first benefit anniversary (the calendar date on which you elected the optional living benefit, occurring each Annuity Year after the first benefit year). If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. For example, there is currently a waiting period of 90 days before you can re-elect a new benefit (except in the case of spousal assumption of a contract).


 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
 (I)UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE FIRST DESIGNATED LIFE, IF THE SURVIVING SPOUSE OPTS TO TAKE THE DEATH BENEFIT UNDER THE ANNUITY (RATHER THAN CONTINUE THE ANNUITY) OR IF THE SURVIVING SPOUSE IS NOT AN ELIGIBLE DESIGNATED LIFE;
(II)UPON THE DEATH OF THE SECOND DESIGNATED LIFE;
(III)YOUR TERMINATION OF THE BENEFIT;
(IV)YOUR SURRENDER OF THE ANNUITY;
 (V)YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO TAKE ANNUITY PAYMENTS IN THE FORM OF THE ANNUAL INCOME AMOUNT, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);
(VI)BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO DUE TO A WITHDRAWAL OF EXCESS INCOME;
(VII)YOU ALLOCATE OR TRANSFER ANY PORTION OF YOUR ACCOUNT VALUE TO ANY SUB-ACCOUNT(S) TO WHICH YOU ARE NOT PERMITTED TO ELECTIVELY ALLOCATE OR TRANSFER ACCOUNT VALUE*; OR

(VIII)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" OR IF WE PROCESS A CHANGE THAT IS NOT CONSISTENT WITH OUR ALLOWED OWNER, ANNUITANT OR BENEFICIARY DESIGNATIONS.*

 * Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.


 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us;
 (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Spousal Highest Daily Lifetime Income v3.0 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program), transfer all amounts held in the AST Investment Grade Bond Sub-account and the Secure Value Account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If you are participating in an asset allocation program, amounts will be transferred in accordance with your instructions for that program. If, prior to the transfer from the AST Investment Grade Bond Sub-account and the Secure Value Account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 SPOUSAL HIGHEST DAILY LIFETIME INCOME V3.0 CONDITIONS
 See "Highest Daily Lifetime Income v3.0 Conditions" in the discussion of Highest Daily Lifetime Income v3.0 above for information regarding the conditions of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 Please see the Additional Tax Considerations section under Highest Daily Lifetime Income v3.0 above.

 HIGHEST DAILY LIFETIME INCOME V3.0 WITH HIGHEST ANNUAL DEATH BENEFIT

 Highest Daily Lifetime Income v3.0 is offered with or without the Highest Annual Death Benefit (" HA DB") component; however, you may only elect HA DB with Highest Daily Lifetime Income v3.0, and you must elect the HA DB benefit at the time you elect Highest Daily Lifetime Income v3.0. Highest Daily Lifetime Income v3.0 with HA DB is a benefit that guarantees your ability to withdraw the Annual Income Amount, regardless of the investment performance of your Account Value. The Annual Income Amount is available until the death of the Annuitant, subject to our rules regarding the timing and amount of withdrawals. The Annual Income Amount is initially equal to the Protected Withdrawal Value multiplied by the Withdrawal Percentage as discussed below. Withdrawals of Excess Income that do not reduce your Account Value to zero will reduce the Annual Income Amount in future Annuity Years on a proportional basis. Withdrawals of Excess Income that reduce your Account Value to zero will terminate the Annuity and the optional living benefit. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) ("Guarantee Payments").

 The income benefit under Highest Daily Lifetime Income v3.0 with HA DB currently is based on a single "designated life" who is between the ages of 50 and 79 on the date that the benefit is elected and received in Good Order. As long as your Highest Daily Lifetime Income v3.0 with HA DB is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.

 ALTHOUGH YOU ARE GUARANTEED TO BE ABLE TO WITHDRAW THE ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY PARTICULAR WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT WOULD ALSO FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY WOULD THEN TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER HIGHEST DAILY LIFETIME INCOME V3.0 WITH HIGHEST ANNUAL DEATH BENEFIT ("HA DB"). THIS BENEFIT ALSO PROVIDES FOR A HIGHEST ANNUAL DEATH BENEFIT, SUBJECT TO THE TERMS OF THE BENEFIT.

 Withdrawals of Excess Income that do not reduce your Account Value to zero will reduce the Annual Income Amount in future Annuity Years on a proportional basis. Withdrawals of Excess Income that reduce your Account Value to zero will terminate the Annuity and the optional living benefit. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) ("Guarantee Payments").

 This benefit also provides for a highest annual death benefit, subject to the terms of benefit. We resrve the right, in our sole discretion, to cease offering this for new elections, at any time.

 Highest Daily Lifetime Income v3.0 is offered with or without the Highest Annual Death Benefit ("HA DB") component; however, you may only elect HA DB with Highest Daily Lifetime Income v3.0, and you must elect the HA DB benefit at the time you elect Highest Daily Lifetime Income v3.0. If you elect Highest Daily Lifetime Income v3.0 without HA DB and would like to add the feature later, you must first terminate Highest Daily Lifetime Income v3.0 and elect Highest Daily Lifetime Income v3.0 with HA DB (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income v3.0 and elect Highest Daily Lifetime Income v3.0 with HA DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime Income v3.0 with HA DB is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living or death benefit.


 PLEASE NOTE THAT IF YOU ELECT HIGHEST DAILY LIFETIME INCOME V3.0 WITH HA DB, YOUR ACCOUNT VALUE IS NOT GUARANTEED, CAN FLUCTUATE AND MAY LOSE VALUE.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

 For Highest Daily Lifetime Income v3.0 with HA DB, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be between 50 and 79 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v3.0 with HA DB. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v3.0 with HA DB, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.


 KEY FEATURES AND EXAMPLES

 DESCRIPTIONS AND EXAMPLES OF THE KEY FEATURES OF THE OPTIONAL LIVING BENEFIT ARE SET FORTH BELOW. THE EXAMPLES ARE PROVIDED ONLY TO ILLUSTRATE THE CALCULATION OF VARIOUS COMPONENTS OF THE OPTIONAL LIVING BENEFIT. THESE EXAMPLES DO NOT REFLECT ANY OF THE FEES AND CHARGES UNDER THE ANNUITY.

 Protected Withdrawal Value
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 Before you take your first Lifetime Withdrawal, your Protected Withdrawal Value is calculated using your "Periodic Value." Your Periodic Value is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value, as detailed below.


 During the first 10 benefit years and before you take your first Lifetime Withdrawal, the Periodic Value is the greater of:

..   the Periodic Value for the immediately preceding business day (the "Prior
    Valuation Day") appreciated at the daily equivalent of the Roll-Up Rate during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day, plus the amount of any Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day (as described in "Non-Lifetime Withdrawal Feature" below); and
..   the Account Value on the Current Valuation Day.


 Withdrawal Percentages and Roll-Up Rate
 Withdrawal Percentages are used to calculate your Annual Income Amount at the time of your first Lifetime Withdrawal. Withdrawal Percentages are also applied to any additional Purchase Payment you make and used to determine whether any Highest Daily Auto Step-Up will occur (see "Highest Daily Auto Step-Up" later in this section).

 The Roll-Up Rate is the guaranteed compounded rate of return credited to your Protected Withdrawal Value until the earlier of your first Lifetime Withdrawal and the 10th benefit anniversary. If you begin taking withdrawals prior to your 10/th/ benefit anniversary, the Roll-Up Rate will no longer increase your Protected Withdrawal Value.

 We declare the current Withdrawal Percentages and Roll-Up Rate that will apply to your Annuity. The current Withdrawal Percentages and Roll-Up Rate are set forth in the applicable Rate Sheet Prospectus Supplement that must accompany this prospectus. Once the Withdrawal Percentages and Roll-Up Rate for your Annuity are established, they will not change while the benefit is in effect. If you terminate and later re-elect the optional living benefit, the Withdrawal Percentages and Roll-Up Rate in effect at the time you re-elect the optional living benefit will apply to your new benefit.

 In order to receive the Withdrawal Percentages and Roll-Up Rate applicable for any specific time period, your application must be signed within that time period. We must also receive your application in Good Order within 15 calendar days of the date you sign it, and your Annuity must be funded within 45 calendar days of the date you sign your application. If these conditions are not met, your application will be considered Not in Good Order. If you decide to proceed with the purchase of the Annuity, further paperwork will be required to issue the Annuity with the Withdrawal Percentages and Roll-Up Rate in effect at that time.



 EXAMPLE OF CALCULATING YOUR PERIODIC VALUE BEFORE YOUR FIRST LIFETIME WITHDRAWAL, ON OR BEFORE THE 10TH ANNIVERSARY OF THE BENEFIT EFFECTIVE DATE

 Assume: (1) you elected Highest Daily Lifetime Income v3.0 with HA DB effective February 10; (2) the applicable Roll-Up Rate is 5%; (3) on
 February 13, you make an additional Purchase Payment of $50,000, and (4) your Account Value is as shown below.

 Note: all numbers are rounded to the nearest dollar for the purpose of this example

                          DATE          ACCOUNT VALUE
                          ----          -------------
                          February 10     $150,000
                          February 11     $149,500
                          February 12     $150,500
                          February 13*    $200,150

 *  Includes the value of the additional Purchase Payment

Periodic Value on February 10                                                                           $150,000

Periodic Value on February 11 is the greater of:
(1)Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5%
   annually $150,000 * (1.05)/(1/365) /=                                                                $150,020
(2)Account Value =                                                                                      $149,500

Periodic Value on February 11                                                                           $150,020

Periodic Value on February 12 is the greater of:
(1)Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5%
   annually $150,020 * (1.05)/(1/365) /=                                                                $150,040
(2)Account Value =                                                                                      $150,500

Periodic Value on February 12                                                                           $150,500

Periodic Value on February 13 is the greater of:
(1)Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5%
   annually $150,500 * (1.05)/(1/365) /= $150,520 plus the Purchase Payment of $50,000 =                 $200,520
(2)Account Value =                                                                                       $200,150

Periodic Value on February 13                                                                           $200,520


 After the first 10 benefit years but before you take your first Lifetime Withdrawal, the Roll-Up Rate will no longer increase your Periodic Value, and your Protected Withdrawal Value will be the greater of:

..   the Periodic Value for the Prior Valuation Day, plus the amount of any additional Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day ; and
..   the Account Value on the Current Valuation Day.


 Because the daily appreciation of the Roll-Up Rate ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.]

 EXAMPLE OF CALCULATING YOUR PERIODIC VALUE BEFORE YOUR FIRST LIFETIME WITHDRAWAL, AFTER THE 10TH ANNIVERSARY OF THE BENEFIT EFFECTIVE DATE

 Assume: (1) the 10th anniversary of the date you elected Highest Daily Lifetime Income v3.0 was February 10; (2) on March 10, your Periodic Value is $300,000; (3) on March 13, you make an additional Purchase Payment of $25,000; and (4) your Account Value is as shown below.


 Note: all numbers are rounded to the nearest dollar for the purpose of this example

                            DATE       ACCOUNT VALUE
                            ----       -------------
                            March 11     $299,500
                            March 12     $300,750
                            March 13*    $325,400

 * - Includes the value of the additional Purchase Payment

Periodic Value on March 10                                                                         $300,000

Periodic Value on February 11 is the greater of:
(1)Periodic Value for the immediately preceding business day =                                     $300,000
(2)Account Value =                                                                                 $299,500

Periodic Value on March 11                                                                         $300,000

Periodic Value on March 12 is the greater of:
(1)Periodic Value for the immediately preceding business day =                                     $300,000
(2)Account Value =                                                                                 $300,750

Periodic Value on March 12                                                                         $300,750

Periodic Value on March 13 is the greater of:
(1)Periodic Value for the immediately preceding business day ($300,750) plus the Purchase Payment
   of $25,000 =                                                                                    $325,750
(2)Account Value =                                                                                 $325,400

Periodic Value on March 13                                                                         $325,750

 After you take your first Lifetime Withdrawal, your Protected Withdrawal Value will be the greater of:
..   the Protected Withdrawal Value on the date of the first Lifetime
    Withdrawal, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals; and
..   the highest daily Account Value upon any step-up, increased for additional
    Purchase Payments and reduced for subsequent Lifetime Withdrawals (see "Highest Daily Auto Step-Up" later in this section).



 Annual Income Amount

 The Annual Income Amount is the annual amount of income for which you are eligible for life under Highest Daily Lifetime Income v3.0 with HA DB. The Annual Income Amount is equal to the applicable Withdrawal Percentage multiplied by the Protected Withdrawal Value at the time of the first Lifetime Withdrawal. The Withdrawal Percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The Annual Income Amount does not reduce in subsequent Annuity Years, unless you take a withdrawal of Excess Income as described below. Any additional Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v3.0 with HA DB and subsequent to the first Lifetime Withdrawal will immediately increase the then-existing Annual Income Amount by an amount equal to the additional Purchase Payment multiplied by the applicable Withdrawal Percentage based on the age of the Annuitant at the time of the first Lifetime Withdrawal.

 The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
..   If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
..   If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.


 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Withdrawals and Highest Daily Lifetime Income v3.0 with HA DB
 Highest Daily Lifetime Income v3.0 with HA DB does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. All withdrawals will be taken on a pro rata basis from all Investment Options and the Secure Value Account.

 Under Highest Daily Lifetime Income v3.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount:
..   they will not reduce your Annual Income Amount in subsequent Annuity Years;
..   they will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year; and
..   you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 If cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be proportionately reduced (except with regard to certain Required Minimum Distributions as discussed in "Required Minimum Distributions" later in this section).

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income v3.0 with HA DB. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by the applicable Withdrawal Percentage which varies based on the age of the Annuitant on that Annuity Anniversary. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will repeat this process on each subsequent Annuity Anniversary. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new Withdrawal Percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v3.0 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v3.0 with HA DB upon a step-up, we will notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v3.0 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1
..   Highest Daily Lifetime Income v3.0 with HA DB is elected on August 1 of the following calendar year
..   The applicable Withdrawal Percentage is 5%
..   The first withdrawal is a Lifetime Withdrawal

 Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $109,420. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount).

 HERE IS THE CALCULATION:

Annual Income Amount                             Highest Annual Death Benefit Amount
Account Value before Lifetime                    Account Value before Lifetime
  Withdrawal                        $118,000.00    Withdrawal                        $118,000.00
Less amount of "non" Excess Income  $  3,500.00  Less amount of "non" Excess Income  $  3,500.00
Account Value immediately before                 Account Value immediately before
Excess Income of $1,500             $114,500.00  Excess Income of $1,500             $114,500.00
Excess Income amount                $  1,500.00  Excess Income amount                $  1,500.00
Ratio                                      1.31% Ratio                                      1.31%
Annual Income Amount                $  6,000.00  HA DB Amount                        $109,420.00
Reduced by 1.31%                    $     78.60  Reduced by 1.31%                    $  1,433.40
Annual Income Amount for                         Highest Annual Death
future Annuity Years                $  5,921.40  Benefit Amount                      $107,986.60

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the applicable Withdrawal Percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

 For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a withdrawal of Excess Income on June 29 reduces the amount to $11,435.28 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,435.28. Here are the calculations for determining the daily values. Only the June 28 value is being adjusted for Excess Income because the June 30, July 1, and July 2 Valuation Days occur after the Excess Income on June 29.



                             HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                           (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (5% OF THE
    DATE*    ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
    -----    ------------- ------------------------ ------------------------
    June 28   $238,000.00        $238,000.00               $11,900.00
    June 29   $226,000.00        $228,705.60               $11,435.28
    June 30   $226,000.00        $228,705.60               $11,435.28
    July 1    $238,000.00        $238,000.00               $11,900.00
    July 2    $236,946.00        $238,000.00               $11,900.00



 * In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900.00. This amount is adjusted on June 29 to reflect the $9,303.92 withdrawal. The calculations for the adjustments are:
   . The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.
   . This amount ($232,000) is further reduced by 1.42% (this is the ratio of Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $228,705.60.
   . The adjusted June 29 Highest Daily Value, $228,705.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,000. Since the June 29 adjusted Highest Daily Value of $228,705.60 is greater than the June 30 Account Value, we will continue to carry $228,705.60 forward to the next Valuation Day of July 1. The Account Value on July 1, $238,000.00, becomes the final Highest Daily Value since it exceeds the $228,705.60 carried forward.
   . The July 1 adjusted Highest Daily Value of $238,000.00 is also greater than the July 2 Account Value, so we will continue to carry $238,000.00 forward to the first Valuation Day of July 2.

 In this example, the final Highest Daily Value of $238,000.00 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,900.00. Since this amount is greater than the current year's Annual Income Amount of $11,435.28 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,900.00.


 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income v3.0 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v3.0 with HA DB. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v3.0 with HA DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 3
..   Highest Daily Lifetime Income v3.0 with HA DB is elected on September 4 of the following calendar year
..   The Account Value at benefit election was $105,000
..   No previous withdrawals have been taken under Highest Daily Lifetime Income
    v3.0 with HA DB

 On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same

 October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v3.0 with HA DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

    Withdrawal amount                                          $ 15,000.00
    Divided by Account Value before withdrawal                 $120,000.00
    Equals ratio                                                      12.5%
    All guarantees will be reduced by the above ratio (12.5%)
    Protected Withdrawal Value                                 $109,375.00
    Highest Annual Death Benefit Amount                        $100,992.50

 REQUIRED MINIMUM DISTRIBUTIONS
 Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31/st/ for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the below rules are applied.

 A "Calendar Year" runs from January 1 to December 31 of that year.

 Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.

 If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:
..   the remaining Annual Income Amount for that Annuity Year; plus
..   the second Calendar Year's RMD amount minus the Annual Income Amount (which cannot be less than zero).

 EXAMPLE
 The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.



 -----------------------------------------------------------------------------
 First Calendar Year       Annuity Year              Second Calendar Year
 -----------------------------------------------------------------------------
 01/01/2014 to 12/31/2014  06/01/2014 to 05/31/2015  01/01/2015 to 12/31/2015
 -----------------------------------------------------------------------------



 Assume the following:
..   RMD Amount for Both Calendar Years = $6,000;.
..   Annual Income Amount = $5,000; and
..   A withdrawal of $2,000 was taken on 07/01/2014 (during the First Calendar
    Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.

 The amount that can be taken between 01/03/2015 and 05/31/2015 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:
..   The remaining Annual Income for that Annuity Year ($3,000); plus
..   The Second Calendar Year's RMD Amount minus the Annual Income Amount
    ($6,000 - $5,000 = $1,000).

 If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2015.

 Other Important Information
..   If, in any Annuity Year, your RMD amount is less than your Annual Income
    Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.
..   If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.


 HIGHEST ANNUAL DEATH BENEFIT
 A Death Benefit is payable under Highest Daily Lifetime Income v3.0 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Owner (Annuitant if entity owned), also referred to as the "Single Designated Life", when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit (described later in this prospectus) or the Highest Annual Death Benefit Amount described below.

 Highest Annual Death Benefit Amount:
 On the date you elect Highest Daily Lifetime Income v3.0 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:
 (1)The Account Value on the current Valuation Day; and
 (2)The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,
   .   increased by any Purchase Payments made since that anniversary and,
   . reduced by the effect of withdrawals made since that anniversary, as described below.

 Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Highest Daily Lifetime Income v3.0 with HA DB.

 On each anniversary of the benefit effective date, up to and including the date of death of the decedent, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.

 A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

 The Highest Annual Death Benefit will be calculated on the date of death of the decedent and will be:
   .   increased by the amount of any additional Adjusted Purchase Payments, and
   . reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent's date of death and the date we receive Due Proof of Death.

 PLEASE NOTE THAT THE HIGHEST ANNUAL DEATH BENEFIT AMOUNT IS AVAILABLE ONLY UNTIL WE MAKE GUARANTEE PAYMENTS UNDER HIGHEST DAILY LIFETIME INCOME V3.0 WITH HA DB OR ANNUITY PAYMENTS BEGIN. THIS MEANS THAT ANY WITHDRAWALS THAT REDUCE YOUR ACCOUNT VALUE TO ZERO WILL ALSO REDUCE THE HIGHEST ANNUAL DEATH BENEFIT AMOUNT TO ZERO.

 ALL OTHER PROVISIONS APPLICABLE TO DEATH BENEFITS UNDER YOUR ANNUITY WILL CONTINUE TO APPLY. SEE THE "DEATH BENEFITS" SECTION OF THIS PROSPECTUS FOR MORE INFORMATION PERTAINING TO DEATH BENEFITS.

 BENEFITS UNDER HIGHEST DAILY LIFETIME INCOME V3.0 WITH HA DB
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Highest Daily Lifetime Income v3.0 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE PARTIAL WITHDRAWALS IN THE ANNUITY YEAR THAT REDUCED YOUR ACCOUNT VALUE TO ZERO ARE MORE THAN THE ANNUAL INCOME AMOUNT, HIGHEST DAILY LIFETIME INCOME V3.0 WITH HA DB TERMINATES, WE WILL MAKE NO FURTHER PAYMENTS OF THE ANNUAL INCOME AMOUNT AND NO ADDITIONAL PURCHASE PAYMENTS ARE PERMITTED.

..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including that of the HA DB feature, will terminate and no Death Benefit Amount is payable. This means that the HA DB is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

    (1)apply your Account Value, less any applicable tax charges, to any annuity option available; or
    (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

    (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
    (2)the Account Value.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under Highest Daily Lifetime Income v3.0 with HA DB are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active Systematic
    Withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v3.0 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the Secure Value Account. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

..   Any Lifetime Withdrawal that does not cause cumulative withdrawals in that
    Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $2,000 would be subject to a CDSC.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account or the Secure Value Account. A summary description of the AST Investment Grade Bond Sub-account appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Sub-account prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity. Also, transfers we make to or from the Secure Value Account due to the election or termination of an optional living benefit will not count toward the maximum number of free transfers.

..   Upon election of the benefit, we allocate 10% of your Account Value to the
    Secure Value Account. This means 90% of your Account Value will be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current Owners of the benefit. Current Owners of the benefit will be able to maintain amounts previously allocated to those sub-accounts, but may not be permitted to transfer amounts or allocate new Purchase Payments to those sub-accounts.

..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit will terminate if withdrawals taken under Highest Daily
    Lifetime Income v3.0 with HA DB reduce your Account Value to zero. This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" for more information.)


 CHARGE FOR THE HIGHEST DAILY LIFETIME INCOME V3.0 WITH HA DB
 The current charge for Highest Daily Lifetime Income v3.0 with HA DB is 1.40% annually of the greater of the Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v3.0 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.35% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v3.0 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.


 TERMINATION OF YOUR HIGHEST DAILY LIFETIME INCOME V3.0 WITH HA DB

 You may not terminate Highest Daily Lifetime Income v3.0 with HA DB prior to the first benefit anniversary (the calendar date on which you elected the optional living benefit, occurring each Annuity Year after the first benefit year). If you terminate the benefit, any guarantee provided by the benefit, including the HA DB, will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. For example, there is currently a waiting period of 90 days before you can re-elect a new benefit (except in the case of spousal assumption of a contract).


 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
 (I)YOUR TERMINATION OF THE BENEFIT;
(II)YOUR SURRENDER OF THE ANNUITY;

(III)WHEN ANNUITY PAYMENTS BEGIN (ALTHOUGH IF YOU HAVE ELECTED TO RECEIVE THE ANNUAL INCOME AMOUNT IN THE FORM OF ANNUITY PAYMENTS, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);
(IV)OUR RECEIPT OF DUE PROOF OF DEATH OF THE OWNER (OR ANNUITANT IF ENTITY
    OWNED);
 (V)BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO DUE TO A WITHDRAWAL OF EXCESS INCOME;
(VI)YOU ALLOCATE OR TRANSFER ANY PORTION OF YOUR ACCOUNT VALUE TO ANY SUB-ACCOUNT(S) TO WHICH YOU ARE NOT PERMITTED TO ELECTIVELY ALLOCATE OR TRANSFER ACCOUNT VALUE;* OR

(VII)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" ABOVE OR IF WE PROCESS A CHANGE THAT IS NOT CONSISTENT WITH OUR ALLOWED OWNER, ANNUITANT OR BENEFICIARY DESIGNATIONS.*

 * Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.


 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us;
 (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Highest Daily Lifetime Income v3.0 with HA DB, other than upon the death of the Owner or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will:
 (i) leave intact amounts that are held in the Permitted Sub-accounts, and
 (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account and the Secure Value Account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If you participating in an asset allocation program, amounts will be transferred in accordance with your instructions for that program. If, prior to the transfer from the AST Investment Grade Bond Sub-account and the Secure Value Account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.


 If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v3.0 with HA DB terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in "Election of and Designations under the Benefit" and "Termination of Your Highest Daily Lifetime Income v3.0" earlier in this benefit description. For surviving spouses, however, we are currently waiving the 90 day waiting period. We reserve the right to resume applying this requirement at any time.


 HIGHEST DAILY LIFETIME INCOME V3.0 WITH HA DB CONDITIONS
 See "Highest Daily Lifetime Income v3.0 Conditions" in the discussion of Highest Daily Lifetime Income v3.0 above for information regarding the conditions of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 Please see the Additional Tax Considerations section under Highest Daily Lifetime Income v3.0 above.

 SPOUSAL HIGHEST DAILY LIFETIME INCOME V3.0 WITH HIGHEST ANNUAL DEATH BENEFIT

 Spousal Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit ("HA DB") is the spousal version of Highest Daily Lifetime Income v3.0 with HA DB. Spousal Highest Daily Lifetime Income v3.0 is offered with or without the HA DB component; however, you may only elect HA DB with Spousal Highest Daily Lifetime Income v3.0, and you must elect the HA DB benefit at the time you elect Spousal Highest Daily Lifetime Income v3.0. This benefit guarantees, until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives," and each, a "designated life"), the ability to withdrawal the Annual Income Amount, regardless of the investment performance of your Account Value, subject to our rules regarding the timing and amount of withdrawals. The Annual Income Amount is initially equal to the Protected Withdrawal Value multiplied by the Withdrawal Percentage as discussed below. Withdrawals of Excess Income that do not reduce your Account Value to zero will reduce the Annual Income Amount in future Annuity Years on a proportional basis. Withdrawals of Excess Income that reduce your Account Value to zero will terminate the Annuity and the optional living benefit. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered "Lifetime Withdrawals" under the benefit. Withdrawals are taken first from your Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v3.0 with HA DB after the death of the first spouse and also want to provide a death benefit. This benefit also provides for a highest annual death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

 Spousal Highest Daily Lifetime Income v3.0 with HA DB must be elected based on two designated lives, as described below. Each designated life must be between the ages of 50 and 79 years old when the benefit is elected. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v3.0 benefit due to a divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime Income v3.0 with HA DB is not available if you elect any other optional living or death benefit.

 Spousal Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit ("HA DB") is the spousal version of Highest Daily Lifetime Income v3.0 with HA DB. Spousal Highest Daily Lifetime Income v3.0 is offered with or without the HA DB component; however, you may only elect HA DB with Spousal Highest Daily Lifetime Income v3.0, and you must elect the HA DB benefit at the time you elect Spousal Highest Daily Lifetime Income v3.0.

 Spousal Highest Daily Lifetime Income v3.0 with HA DB must be elected based on two designated lives, as described below. Each designated life must be between the ages of 50 and 79 years old when the benefit is elected. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v3.0 benefit due to a divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime Income v3.0 with HA DB is not available if you elect any other optional living or death benefit.


 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF ANY PARTICULAR WITHDRAWAL IS A WITHDRAWAL OF EXCESS INCOME (AS DESCRIBED BELOW) AND BRINGS YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT ALSO WOULD FALL TO ZERO, AND THE BENEFIT AND THE ANNUITY THEN WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V3.0 WITH HA DB.

 PLEASE NOTE THAT IF YOU ELECT SPOUSAL HIGHEST DAILY LIFETIME INCOME V3.0 WITH HA DB, YOUR ACCOUNT VALUE IS NOT GUARANTEED, CAN FLUCTUATE AND MAY LOSE VALUE.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Spousal Highest Daily Lifetime Income v3.0 with HA DB can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income v3.0 with HA DB only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

..   One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be between 50 and 79 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The
    Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be between 50 and 79 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be between 50 and 79 years old at the time of election.


 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v3.0 with HA DB. If the designated lives divorce, Spousal Highest Daily Lifetime Income v3.0 with HA DB may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

 Remaining Designated Life : A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die, provided that they are each other's spouses at that time, or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.

 KEY FEATURES AND EXAMPLES
 DESCRIPTIONS AND EXAMPLES OF THE KEY FEATURES OF THE OPTIONAL LIVING BENEFIT ARE SET FORTH BELOW. THE EXAMPLES ARE PROVIDED ONLY TO ILLUSTRATE THE CALCULATION OF VARIOUS COMPONENTS OF THE OPTIONAL LIVING BENEFIT. THESE EXAMPLES DO NOT REFLECT ANY OF THE FEES AND CHARGES UNDER THE ANNUITY.

 Protected Withdrawal Value
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 Before you take your first Lifetime Withdrawal, your Protected Withdrawal Value is calculated using your "Periodic Value." Your Periodic Value is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value, as detailed below.


 During the first 10 benefit years and] before you take your first Lifetime Withdrawal, the Periodic Value is the greater of:

..   the Periodic Value for the immediately preceding business day (the "Prior
    Valuation Day") appreciated at the daily equivalent of the Roll-Up Rate during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day, plus the amount of any Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day (as described in "Non-Lifetime Withdrawal Feature" below); and
..   the Account Value on the Current Valuation Day.


 Withdrawal Percentages and Roll-Up Rate
 Withdrawal Percentages are used to calculate your Annual Income Amount at the time of your first Lifetime Withdrawal. Withdrawal Percentages are also applied to any additional Purchase Payment you make and used to determine whether any Highest Daily Auto Step-Up will occur (see "Highest Daily Auto Step-Up" later in this section).

 The Roll-Up Rate is the guaranteed compounded rate of return credited to your Protected Withdrawal Value until the earlier of your first Lifetime Withdrawal and the 10th benefit anniversary. If you begin taking withdrawals prior to your 10/th/ benefit anniversary, the Roll-up Rate will no longer increase your Protected Withdrawal Value.

 We declare the current Withdrawal Percentages and Roll-Up Rate that will apply to your Annuity. The current Withdrawal Percentages and Roll-up Rate are set forth in the applicable Rate Sheet Prospectus Supplement that must accompany this prospectus. Once the Withdrawal Percentages and Roll-Up Rate for your Annuity are established, they will not change while the benefit is in effect. If you terminate and later re-elect the optional living benefit, the Withdrawal Percentages and Roll-Up Rate in effect at the time you re-elect the optional living benefit will apply to your new benefit.

 In order to receive the Withdrawal Percentages and Roll-Up Rate applicable for any specific time period, your application must be signed within that time period. We must also receive your application in Good Order within 15 calendar days of the date you sign it, and your Annuity must be funded within 45 calendar days of the date you sign your application. If these conditions are not met, your application will be considered Not in Good Order. If you decide to proceed with the purchase of the Annuity, further paperwork will be required to issue the Annuity with the Withdrawal Percentages and Roll-Up Rate in effect at that time.

 EXAMPLE OF CALCULATING YOUR PERIODIC VALUE BEFORE YOUR FIRST LIFETIME WITHDRAWAL, ON OR BEFORE THE 10TH ANNIVERSARY OF THE BENEFIT EFFECTIVE DATE

 Assume: (1) you elected Spousal Highest Daily Lifetime Income v3.0 with HA DB effective February 10; (2) the applicable Roll-Up Rate is 5%; (3) on February 13, you make an additional Purchase Payment of $50,000; and (4) your Account Value is as shown below.

 Note: all numbers are rounded to the nearest dollar for the purpose of this example

                          DATE          ACCOUNT VALUE
                          ----          -------------
                          February 10     $150,000
                          February 11     $149,500
                          February 12     $150,500
                          February 13*    $200,150

 *  - Includes the value of the additional Purchase Payment

Periodic Value on February 10                                                                        $150,000

Periodic Value on February 11 is the greater of:
(1)Periodic Value for the immediately preceding business day appreciated at the daily equivalent of
   5%annually $150,000 * (1.05)/(1/365)/ =                                                           $150,020
(2)Account Value =                                                                                   $149,500

Periodic Value on February 11                                                                        $150,020

Periodic Value on February 12 is the greater of:
(1)Periodic Value for the immediately preceding business day appreciated at the daily equivalent of
   5% annually $150,020 * (1.05)/(1/365) /=                                                          $150,040
(2)Account Value =                                                                                   $150,500

Periodic Value on February 12                                                                        $150,500

Periodic Value on February 13 is the greater of:
(1)Periodic Value for the immediately preceding business day appreciated at the daily equivalent of
   5% annually $150,500 * (1.05)/(1/365)/ = $150,520 plus the Purchase Payment of $50,000 =           $200,520
(2)Account Value =                                                                                    $200,150

Periodic Value on February 13                                                                        $200,520


 After the first 10 benefit years but before you take your first Lifetime Withdrawal, the Roll-Up Rate will no longer increase your Periodic Value, and your Protected Withdrawal Value will be the greater of:

..   the Periodic Value for the Prior Valuation Day, plus the amount any additional Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day ; and
..   the Account Value on the Current Valuation Day.


 Because the daily appreciation of the Roll-Up Rate ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 EXAMPLE OF CALCULATING YOUR PERIODIC VALUE BEFORE YOUR FIRST LIFETIME WITHDRAWAL, AFTER THE 10TH ANNIVERSARY OF THE BENEFIT EFFECTIVE DATE
 Assume: (1) the 10th anniversary of the date you elected Spousal Highest Daily Lifetime Income v3.0 with HA DB was February 10; (2) on March 10, your Periodic Value is $300,000; (3) on March 13, you make an additional Purchase Payment of $25,000; and (4) your Account Value is as shown below.


 Note: all numbers are rounded to the nearest dollar for the purpose of this example

                            DATE       ACCOUNT VALUE
                            ----       -------------
                            March 11     $299,500
                            March 12     $300,750
                            March 13*    $325,400

 *  - Includes the value of the additional Purchase Payment

Periodic Value on March 10                                                                         $300,000

Periodic Value on February 11 is the greater of:
(1)Periodic Value for the immediately preceding business day =                                     $300,000
(2)Account Value =                                                                                 $299,500

Periodic Value on March 11                                                                         $300,000

Periodic Value on March 12 is the greater of:
(1)Periodic Value for the immediately preceding business day =                                     $300,000
(2)Account Value =                                                                                 $300,750

Periodic Value on March 12                                                                         $300,750

Periodic Value on March 13 is the greater of:
(1)Periodic Value for the immediately preceding business day ($300,750) plus the Purchase Payment
   of $25,000 =                                                                                    $325,750
(2)Account Value =                                                                                 $325,400

Periodic Value on March 13                                                                         $325,750

After you take your first Lifetime Withdrawal, your Protected Withdrawal Value will be the greater of:
..   the Protected Withdrawal Value on the date of the first Lifetime
    Withdrawal, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals; and
..   the highest daily Account Value upon any step-up, increased for additional
    Purchase Payments and reduced for subsequent Lifetime Withdrawals (see "Highest Daily Auto Step-Up" later in this section).



 Annual Income Amount
 The Annual Income Amount is the annual amount of income for which you are eligible for life under Spousal Highest Daily Lifetime Income v3.0 with HA DB. The Annual Income Amount is equal to the Withdrawal Percentage applicable to the younger designated life's age at the time of the first Lifetime Withdrawal multiplied by the Protected Withdrawal Value at the time of the first Lifetime Withdrawal. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. The Annual Income Amount does not reduce in subsequent Annuity Years, unless you take a withdrawal of Excess Income as described below. Any additional Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v3.0 with HA DB and subsequent to the first Lifetime Withdrawal will immediately increase the then-existing Annual Income Amount by an amount equal to the additional Purchase Payment multiplied by the applicable Withdrawal Percentage based on the age of the younger designated life at the time of the first Lifetime Withdrawal.

 The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
..   If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
..   If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.


 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Withdrawals and Spousal Highest Daily Lifetime Income v3.0 with HA DB
 Spousal Highest Daily Lifetime Income v3.0 with HA DB does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. All withdrawals will be taken on a pro rata basis from all Investment Options and the Secure Value Account.

 Under Spousal Highest Daily Lifetime Income v3.0 with HA DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount:
..   they will not reduce your Annual Income Amount in subsequent Annuity Years;
..   they will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year; and
..   you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 If cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be proportionately reduced (except with regard to certain Required Minimum Distributions as discussed in "Required Minimum Distributions" later in this section).

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value the applicable Withdrawal Percentage which varies based on the age of the younger spousal designated life on the Annuity Anniversary as of which the step-up would occur. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will repeat this process on each subsequent Annuity Anniversary. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new Withdrawal Percentage. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v3.0 with HA DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v3.0 with HA DB upon a step-up, we will notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v3.0 with HA DB or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1
..   Spousal Highest Daily Lifetime Income v3.0 with HA DB is elected on
    August 1 of the following calendar year
..   The applicable Withdrawal Percentage is 4.5%
..   The first withdrawal is a Lifetime Withdrawal

 Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). The Highest Annual Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900) and the Highest Annual Death Benefit Amount ($115,420 less $2,500 = $112,920.).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Annual Death Benefit Amount is $112,920. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Annual Death Benefit Amount on a dollar-for dollar basis to $110,020. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years and the Highest Annual Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Annual Death Benefit Amount).

 HERE IS THE CALCULATION:

Annual Income Amount                             Highest Annual Death Benefit Amount
Account Value before Lifetime                    Account Value before Lifetime
  Withdrawal                        $118,000.00    Withdrawal                        $118,000.00
Less amount of "non" Excess Income  $  2,900.00  Less amount of "non" Excess Income  $  2,900.00
Account Value immediately before                 Account Value immediately before
Excess Income of $2,900             $115,100.00  Excess Income of $2,900             $115,100.00
Excess Income amount                $  2,100.00  Excess Income amount                $  2,100.00
Ratio                                      1.82% Ratio                                      1.82%
Annual Income Amount                $  5,400.00  HA DB Amount                        $110,020.00
Reduced by 1.82%                    $     98.28  Reduced by 1.82%                    $  2,002.36
Annual Income Amount for                         Highest Annual Death
future Annuity Years                $  5,301.72  Benefit Amount                      $108,017.64

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the applicable Withdrawal Percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.


For this example assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a withdrawal of Excess Income on June 29 reduces the amount to $11,435.28 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,435.28. Here are the calculations for determining the daily values. Only the June 28 value is being adjusted for Excess Income because the June 30, July 1, and July 2 Valuation Days occur after the Excess Income on June 29.



                             HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                           (ADJUSTED FOR WITHDRAWAL INCOME AMOUNT (5% OF THE
    DATE*    ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
    -----    ------------- ------------------------ ------------------------
    June 28   $238,000.00        $238,000.00               $11,900.00
    June 29   $226,000.00        $228,705.60               $11,435.28
    June 30   $226,000.00        $228,705.60               $11,435.28
    July 1    $238,000.00        $238,000.00               $11,900.00
    July 2    $236,946.00        $238,000.00               $11,900.00



 * In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900.00. This amount is adjusted on June 29 to reflect the $9,303.92 withdrawal. The calculations for the adjustments are:
   . The Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Account Value of $232,000 before the Excess Income.
   . This amount ($232,000) is further reduced by 1.42% (this is the ratio of Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $228,705.60.
   . The adjusted June 29 Highest Daily Value, $228,705.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Account Value on June 30, $226,000. Since the June 29 adjusted Highest Daily Value of $228,705.60 is greater than the June 30 Account Value, we will continue to carry $228,705.60 forward to the next Valuation Day of July 1. The Account Value on July 1, $238,000.00, becomes the final Highest Daily Value since it exceeds the $228,705.60 carried forward.
   . The July 1 adjusted Highest Daily Value of $238,000.00 is also greater than the July 2 Account Value, so we will continue to carry $238,000.00 forward to the first Valuation Day of July 2.

 In this example, the final Highest Daily Value of $238,000.00 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,900.00. Since this amount is greater than the current year's Annual Income Amount of $11,435.28 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,900.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income v3.0 with HA DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v3.0 with HA DB. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v3.0 with HA DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Highest Annual Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
..   The Issue Date is December 3
..   Spousal Highest Daily Lifetime Income v3.0 with HA DB is elected on
    September 4 of the following calendar year
..   The Account Value at benefit election was $105,000
..   No previous withdrawals have been taken under Spousal Highest Daily
    Lifetime Income v3.0 with HA DB

 On October 3 of the same year the benefit is elected, the Protected Withdrawal Value is $125,000, the Highest Annual Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v3.0 with HA DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

    Withdrawal amount                                          $ 15,000.00
    Divided by Account Value before withdrawal                 $120,000.00
    Equals ratio                                                      12.5%
    All guarantees will be reduced by the above ratio (12.5%)
    Protected Withdrawal Value                                 $109,375.00
    Highest Annual Death Benefit Amount                        $100,992.50

 REQUIRED MINIMUM DISTRIBUTIONS
 See the sub-section entitled "Required Minimum Distributions" in the prospectus section above concerning Highest Daily Lifetime Income v3.0 with HA DB for a discussion of the relationship between the RMD amount and the Annual Income Amount.

 HIGHEST ANNUAL DEATH BENEFIT
 A Death Benefit is payable under Spousal Highest Daily Lifetime Income v3.0 with HA DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Remaining Designated Life when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit (described later in this prospectus) or the Highest Annual Death Benefit Amount described below.

 Highest Annual Death Benefit Amount:
 On the date you elect Spousal Highest Daily Lifetime Income v3.0 with HA DB, the Highest Annual Death Benefit Amount is equal to your Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Annual Death Benefit Amount will be the greater of:
 (1)The Account Value on the current Valuation Day; and
 (2)The Highest Annual Death Benefit Amount on the most recent anniversary of the benefit effective date,
   .   increased by any Purchase Payments made since that anniversary and,
   . reduced by the effect of withdrawals made since that anniversary, as described below.

 Please note that the Highest Annual Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Spousal Highest Daily Lifetime Income v3.0 with HA DB.

 On each anniversary of the benefit effective date, up to and including the date of death of the Remaining Designated Life, the Highest Annual Death Benefit Amount is compared to the Account Value on that anniversary. If the Account Value is greater than the Highest Annual Death Benefit Amount, the Highest Annual Death Benefit Amount is increased to equal the Account Value.

 A Non-Lifetime Withdrawal will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Annual Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Annual Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

 The Highest Annual Death Benefit will be calculated on the date of death of the Remaining Designated Life and will be:
   .   increased by the amount of any additional Adjusted Purchase Payments, and
   . reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent's date of death and the date we receive Due Proof of Death.

 PLEASE NOTE THAT HIGHEST ANNUAL DEATH BENEFIT AMOUNT IS AVAILABLE ONLY UNTIL WE MAKE GUARANTEE PAYMENTS UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V3.0 WITH HA DB OR ANNUITY PAYMENTS BEGIN. THIS MEANS THAT ANY WITHDRAWALS THAT REDUCE YOUR ACCOUNT VALUE TO ZERO WILL ALSO REDUCE THE HIGHEST ANNUAL DEATH BENEFIT AMOUNT TO ZERO.

 ALL OTHER PROVISIONS APPLICABLE TO DEATH BENEFITS UNDER YOUR ANNUITY CONTINUE TO APPLY. SEE THE "DEATH BENEFITS" SECTION OF THIS PROSPECTUS FOR MORE INFORMATION PERTAINING TO DEATH BENEFITS.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME INCOME V3.0 WITH HA DB
   . To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Spousal Highest Daily Lifetime Income v3.0 with HA DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent
       Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will continue to make payments until the simultaneous deaths of both spousal designated lives, or the death of the Remaining Designated Life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. TO THE EXTENT THAT CUMULATIVE WITHDRAWALS IN THE ANNUITY YEAR THAT REDUCED YOUR ACCOUNT VALUE TO ZERO ARE MORE THAN THE ANNUAL INCOME AMOUNT, SPOUSAL HIGHEST DAILY LIFETIME INCOME V3.0 WITH HA DB
       TERMINATES, WE WILL MAKE NO FURTHER PAYMENTS OF THE ANNUAL INCOME AMOUNT AND NO ADDITIONAL PAYMENTS WILL BE PERMITTED.
   . Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. This means that the HA DB is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.

   . Please note that if your Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including that of the HA DB feature, will terminate and no Death Benefit Amount is payable.
   . If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value, less any applicable state required premium tax, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the Remaining Designated Life We must receive your request in a form acceptable to us at our office. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

   . In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime Income v3.0 with HA DB benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v3.0 with HA DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the Secure Value Account. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.

..   Any Lifetime Withdrawal that does not cause cumulative withdrawals in that
    Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Free Withdrawal amount. For example, if your Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $2,000 would be subject to a CDSC.

..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account or the Secure Value Account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to (www.prudentialannuities.com.)
..   Transfers to and from the Permitted Sub-accounts and the AST Investment
    Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity. Also, transfers we make to or from the Secure Value Account due to the election or termination of an optional living benefit will not count toward the maximum number of free transfers.

..   Upon election of the benefit, we allocate 10% of your Account Value to the
    Secure Value Account. This means 90% will be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current Owners of the benefit. Current Owners of the benefit will be able to maintain amounts previously allocated to those sub-accounts, but may not be permitted to transfer amounts or allocate new Purchase Payments to those sub-accounts.

..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

..   Any Death Benefit will terminate if withdrawals taken under Spousal Highest
    Daily Lifetime Income v3.0 with HA DB reduce your Account Value to zero. This means that any Death Benefit, including the HA DB, will terminate and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" for more information.)
..   Spousal Continuation: If a Death Benefit is not payable on the death of a spousal designated life (e.g., if the first of the spousal designated lives to die is the Beneficiary but not an Owner), Spousal Highest Daily Lifetime Income v3.0 with HA DB will remain in force unless we are instructed otherwise.

 CHARGE FOR THE SPOUSAL HIGHEST DAILY LIFETIME INCOME V3.0 WITH HA DB

 The current charge for Spousal Highest Daily Lifetime Income v3.0 with HA DB is 1.50% annually of the greater of Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v3.0 with HA DB is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.375% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v3.0 with HA DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 TERMINATION OF THE BENEFIT

 You may not terminate Spousal Highest Daily Lifetime Income v3.0 with HA DB prior to the first benefit anniversary (the calendar date on which you elected the optional living benefit, occurring each Annuity Year after the first benefit year). If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. For example, there is currently a waiting period of 90 days before you can re-elect a new benefit (except in the case of spousal assumption of a contract).


 THE BENEFIT AUTOMATICALLY TERMINATES UPON THE FIRST TO OCCUR OF THE FOLLOWING:
 (I)UPON OUR RECEIPT OF DUE PROOF OF DEATH OF THE FIRST DESIGNATED LIFE, IF THE SURVIVING SPOUSE OPTS TO TAKE THE DEATH BENEFIT UNDER THE ANNUITY (RATHER THAN CONTINUE THE ANNUITY) OR IF THE SURVIVING SPOUSE IS NOT AN ELIGIBLE DESIGNATED LIFE;
(II)UPON THE DEATH OF THE SECOND DESIGNATED LIFE;
(III)YOUR TERMINATION OF THE BENEFIT;
(IV)YOUR SURRENDER OF THE ANNUITY;
 (V)YOUR ELECTION TO BEGIN RECEIVING ANNUITY PAYMENTS (ALTHOUGH IF YOU HAVE ELECTED TO TAKE ANNUITY PAYMENTS IN THE FORM OF THE ANNUAL INCOME AMOUNT, WE WILL CONTINUE TO PAY THE ANNUAL INCOME AMOUNT);
(VI)BOTH THE ACCOUNT VALUE AND ANNUAL INCOME AMOUNT EQUAL ZERO DUE TO A WITHDRAWAL OF EXCESS INCOME;

(VII)YOU ALLOCATE OR TRANSFER ANY PORTION OF YOUR ACCOUNT VALUE TO ANY SUB-ACCOUNT(S) TO WHICH YOU ARE NOT PERMITTED TO ELECTIVELY ALLOCATE OR TRANSFER ACCOUNT VALUE;* OR
(VIII)YOU CEASE TO MEET OUR REQUIREMENTS AS DESCRIBED IN "ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT" OR IF WE PROCESS A CHANGE THAT IS NOT CONSISTENT WITH OUR ALLOWED OWNER, ANNUITANT OR BENEFICIARY DESIGNATIONS.*

 * Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.


 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us;
 (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Spousal Highest Daily Lifetime Income v3.0 with HA DB other than upon the death of the Remaining Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account and the Secure Value Account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If you are participating in an asset allocation program, amounts will be transferred in accordance with your instructions for that program. If, prior to the transfer from the AST Investment Grade Bond Sub-account and the Secure Value Account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 SPOUSAL HIGHEST DAILY LIFETIME INCOME V3.0 CONDITIONS
 See "Highest Daily Lifetime Income v3.0 Conditions" in the discussion of Highest Daily Lifetime Income v3.0 above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 Please see the Additional Tax Considerations section under Highest Daily Lifetime Income v3.0 above.

                                DEATH BENEFITS

 TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT
 Each Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the "decedent." Where an Annuity is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the Annuitant under
 Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the trust and there is no Death Benefit provided under the Annuity.

 We determine the amount of the Death Benefit as of the date we receive "Due Proof of Death". Due Proof of Death can be met only if each of the following is submitted to us in Good Order: (a) a death certificate or similar documentation acceptable to us (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds and (c) any applicable election of the method of payment of the death benefit by at least one Beneficiary (if not previously elected by the Owner). We must be made aware of the entire universe of eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.

 Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary - see "Payment of Death Benefits" below).

 After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the AST Money Market Sub-account. However, between the date of death and the date that we transfer any remaining Death Benefit to the AST Money Market Sub-account, THE AMOUNT OF THE DEATH BENEFIT IS SUBJECT TO MARKET FLUCTUATIONS.

 No Death Benefit will be payable if the Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).

 EXCEPTIONS TO AMOUNT OF DEATH BENEFIT

 There are certain exceptions to the amount of the Death Benefit.

 SUBMISSION OF DUE PROOF OF DEATH AFTER ONE YEAR. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death (i.e., we would not pay the basic Death Benefit or any Optional Death Benefit).

 DEATH BENEFIT SUSPENSION PERIOD. You also should be aware that there is a Death Benefit suspension period. If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), any Death Benefit (including the Minimum Death Benefit, any optional Death Benefit and Highest Daily Lifetime Income v3.0 with HA DB and Spousal Highest Daily Lifetime Income v3.0 with HA DB) that applies will be suspended for a two year period starting from the date that person first became Owner or Annuitant. This suspension would not apply if the ownership or annuitant change was the result of Spousal Continuation or death of the prior Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Account Value. Thus, if you had elected, Highest Daily Lifetime Income v3.0 with HA DB or Spousal Highest Daily Lifetime Income v3.0 with HA DB, and the suspension were in effect, you would be paying the fee for the optional Death Benefit, Highest Daily Lifetime Income v3.0 with HA DB or Spousal Highest Daily Lifetime Income v3.0 with HA DB even though during the suspension period your Death Benefit would be limited to the Account Value. After the two-year suspension period is completed the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner or Annuitant that are allowable.

 BENEFICIARY ANNUITY. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

 DEATH BENEFITS

 Each Annuity provides a minimum Death Benefit at no additional charge. The amount of the minimum Death Benefit is equal to the greater of:
   . The sum of all Purchase Payments you have made since the Issue Date of the Annuity until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; AND
   .   Your Account Value.

 SPOUSAL CONTINUATION OF ANNUITY

 Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment. The Account Value as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Account Value will be allocated to the Sub-accounts (if you participate in an optional living benefit, such amount will not be directly added to the AST Investment Grade Bond Sub-account used by the benefit, but may be reallocated by the pre-determined mathematical formula on the same day). No CDSC will apply to Purchase Payments made prior to the effective date of a spousal continuance. However, any additional Purchase Payments applied after the date the continuance is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

 Subsequent to spousal continuation, the minimum Death Benefit will be equal to the greater of:
   . The Account Value on the effective date of the spousal continuance, plus all Purchase Payments you have made since the spousal continuance until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; and
   .   The Account Value on Due Proof of Death of the surviving spouse.

 With respect to Highest Daily Lifetime Income v3.0 with HA DB and Spousal Highest Daily Lifetime Income v3.0 with HA DB:
   . If the Highest Annual Death Benefit is not payable upon the death of a Spousal Designated Life, and the Remaining Designated Life chooses to continue the Annuity, the benefit will remain in force unless we are instructed otherwise.
   . If a Death Benefit is not payable upon the death of a Spousal Designated Life (e.g., if the first of the Spousal Designated Lives to die is the Beneficiary but not an Owner), the benefit will remain in force unless we are instructed otherwise.

 Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal advisor.

 Any Optional Death Benefit in effect at the time the first of the spouses dies will continue only if spousal assumption occurs prior to the Death Benefit Target Date and prior to the assuming spouse's 80/th/ birthday. If spousal assumption occurs after the Death Benefit Target Date (or the 80/th/ birthday of the assuming spouse), then any Optional Death Benefit will terminate as of the date of spousal assumption. In that event, the assuming spouse's Death Benefit will equal the basic Death Benefit.

 We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuance, annuity payments would begin immediately.

 A surviving spouse's ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see "Managing Your Annuity - Spousal Designations"). Please consult your tax or legal advisor for more information about such impact in your state.

 PAYMENT OF DEATH BENEFITS

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED PLANS)
 Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent's death before the Annuity Date, the Death Benefit must be distributed:
   .   within five (5) years of the date of death (the 5 Year Deadline); or
   . as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.

 If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:
   .   as a lump sum payment; or
   . as a series of required distributions under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," unless you have made an election prior to Death Benefit proceeds becoming due.

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES HELD BY TAX-FAVORED PLANS The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse.

   . If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death (the "Qualified 5 Year Deadline"), or as periodic payments not extending beyond the life expectancy of the designated Beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner. If your Beneficiary elects to receive full distribution by the Qualified 5 Year Deadline, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the year including the six year anniversary date of death.
   . If you die before a designated Beneficiary is named and before the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out by the Qualified 5 Year Deadline. If the Beneficiary does not begin installments by December 31/st/ of the year following the year of death, we will require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. For this distribution requirement also, 2009 shall not be included in the five year requirement period.
   . If you die before a designated Beneficiary is named and after the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

 A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 BENEFICIARY CONTINUATION OPTION
 Instead of receiving the Death Benefit in a single payment, or under an
 Annuity Option, a Beneficiary may take the Death Benefit under an alternative Death Benefit payment option, as provided by the Code and described above under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities. This option is different from the "Beneficiary Annuity", because the Beneficiary Continuation Option is a death benefit payout option used explicitly for annuities issued by a Prudential affiliate. Under the Beneficiary Continuation Option:
..   The Beneficiary must apply at least $15,000 to the Beneficiary Continuation
    Option (thus, the Death Benefit amount payable to each beneficiary must be at least $15,000).
..   The Annuity will be continued in the Owner's name, for the benefit of the
    Beneficiary.

..   Beginning on the date we receive an election by the Beneficiary to take the
    Death Benefit in a form other than a lump sum, the Beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. The charge is 1.00% per year.
..   Beginning on the date we receive an election by the Beneficiary to take the
    Death Benefit in a form other than a lump sum, the Beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account
    Value. The fee will only apply if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
..   The initial Account Value will be equal to any Death Benefit (including any optional Death Benefit) that would have been payable to the Beneficiary if the Beneficiary had taken a lump sum distribution.
..   The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-accounts may not be available.
..   The Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
..   No additional Purchase Payments can be applied to the Annuity. Multiple deaths cannot be combined in a single Beneficiary Continuation Option.
..   The basic Death Benefit and any optional benefits elected by the Owner will no longer apply to the Beneficiary.
..   The Beneficiary can request a withdrawal of all or a portion of the Account
    Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the
    Beneficiary's withdrawal rights.
..   Withdrawals are not subject to CDSC.
..   Upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary (successor), unless the successor chooses to continue receiving payments through a Beneficiary Continuation Option established for the successor. However, the distributions will continue to be based on the Key Life of the Beneficiary Continuation Option the successor received the death benefit proceeds from.
..   If the Beneficiary elects to receive the death benefit proceeds under the
    Beneficiary Continuation Option, we must receive the election in Good Order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

 We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Beneficiary Continuation Option.

                            VALUING YOUR INVESTMENT

 VALUING THE SUB-ACCOUNTS
 When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annualized charge is deducted daily, the additional charge for such benefits.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section below entitled "Termination of Optional Benefits" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 EXAMPLE
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 PROCESSING AND VALUING TRANSACTIONS
 Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Generally, financial transactions requested in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of regular trading on the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of regular trading on the NYSE will be used when valuing and processing transactions.

 The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders. Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

 In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.

 If, pursuant to SEC rules, the AST Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the AST Money Market Sub-account until the Portfolio is liquidated.

 We have arrangements with certain selling firms, under which receipt by the firm in Good Order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets Inc. ("CGM"). We extend this pricing treatment to orders that you submit directly through CGM and to certain orders submitted through Morgan Stanley Smith Barney LLC ("MSSB") where CGM serves as clearing firm for MSSB. Your MSSB registered representative can tell you whether your order will be cleared through CGM. In addition, we currently have an arrangement with Merrill, Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch") under which transfer orders between Sub-accounts that are received in Good Order by Merrill Lynch prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. The arrangements with CGM, MSSB, and Merrill Lynch may be terminated at any time or modified in certain circumstances.

 INITIAL PURCHASE PAYMENTS: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days.

 With respect to your initial Purchase Payment that is pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to market fluctuations during that period.

 As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to claims of our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.

 ADDITIONAL PURCHASE PAYMENTS: We will apply any additional Purchase Payments as of the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order. We may limit, restrict, suspend or reject any additional Purchase Payments at any time. See "Additional Purchase Payments" under "Purchasing Your Annuity".

 SCHEDULED TRANSACTIONS: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, Systematic Withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

 UNSCHEDULED TRANSACTIONS: "Unscheduled" transactions include any other non-scheduled transfers and requests for partial withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and
 (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in " Processing And Valuing Transactions".

 MEDICALLY-RELATED SURRENDERS & DEATH BENEFITS: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.

 We generally pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.

 TERMINATION OF OPTIONAL BENEFITS: In general, if an optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. However, for the Highest Daily Lifetime Income v3.0 benefits, if the benefit terminates for any reason other than death or annuitization, we will deduct a final charge upon termination, based on the number of days since the charge for the benefit was most recently deducted. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different charge.

                              TAX CONSIDERATIONS

 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to Purchase Payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA. The discussion includes a description of certain spousal rights under the contract and our administration of such spousal rights and related tax reporting. Before June 26, 2013, pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages were not recognized for purposes of federal law. On that date, the U.S. Supreme Court held in United States v. Windsor that Section 3 of DOMA is unconstitutional. While valid same sex marriages are now recognized under federal law and the favorable income-deferral options afforded by the federal tax law to an opposite-sex spouse under Sections 72(s) and 401(a)(9) are now available to a same sex spouse, there are several unanswered questions regarding the scope and impact of this U.S. Supreme Court decision.

 On August 29, 2013, the Internal Revenue Service ("IRS") clarified its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriage, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Currently, if the state where a civil union or a registered domestic partnership was created does not recognize the arrangement as a marriage, it is not a marriage for federal tax purposes. YOU ARE STRONGLY CAUTIONED TO CONSULT WITH YOUR TAX OR LEGAL ADVISOR BEFORE ELECTING THE SPOUSAL BENEFIT FOR A SAME-GENDER SPOUSE OR CIVIL UNION PARTNER.

 An alternative distribution option, referred to as a "taxable contract continuation", is available to samesex civil union partners and domestic partners. The taxable contract continuation option results in immediate taxation while allowing for spousal continuation of the Annuity, including any spousal benefit for insurance law purposes. If this distribution option is elected, the Annuity will be treated as terminated from a tax reporting perspective with all benefits immediately taxable, and the Annuity will continue with a cost basis equal to the value of the contract at the deemed termination. If this distribution option is elected for a qualified contract, such as an IRA, the Annuity will be a treated as a non-qualified annuity going forward. Same-sex civil union couples, domestic partners and spouses should consider the application of federal tax law before selecting a spousal benefit under the Annuity. You may wish to consult your tax advisor for tax advice.

 The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts and Required Distributions Upon Your Death for Qualified Annuity Contracts in this Tax Considerations section.

 NONQUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

 TAXES PAYABLE BY YOU
 We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract Owner.

 It is possible that the Internal Revenue Service (IRS) could assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for Owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity date for your Annuity. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Annuity. However, the IRS may not then consider your contract to be an annuity under the tax law.

 TAXES ON WITHDRAWALS AND SURRENDER
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of Purchase Payments until all Purchase Payments have been returned. After all Purchase Payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 If you choose to receive payments under an interest payment option, or a beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.

 TAXES ON ANNUITY PAYMENTS
 A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your Purchase Payments has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed purchase payments in the Annuity and the total value of the anticipated future payments until such time as all Purchase Payments have been recovered.

 Please refer to your Annuity contract for the maximum Annuity Date, also described above.

 PARTIAL ANNUITIZATION
 Effective January 1, 2011, an individual may partially annuitize their non-qualified annuity if the contract so permits. The Small Business Jobs Act of 2010 included a provision which allows for a portion of a non-qualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under IRC section 72. We do not currently permit partial annuitization.

 MEDICARE TAX ON NET INVESTMENT INCOME
 The Patient Protection and Affordable Care Act, also known as the 2010 Health Care Act, included a new Medicare tax on investment income. This new tax, which is effective in 2013, assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,000 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.

 TAX PENALTY FOR EARLY WITHDRAWAL FROM A NONQUALIFIED ANNUITY CONTRACT
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty);
    or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035
 Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2011-38, the IRS has indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

 TAXES PAYABLE BY BENEFICIARIES
 The Death Benefit options are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the Owner's estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the beneficiary is taxed in the year of payment on gain in the contract.
..   Within 5 years of death of Owner: the beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the Owner: the beneficiary is taxed on each payment (part will be treated as gain and part as return of Purchase Payments).

 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity owner when such contracts do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

 REPORTING AND WITHHOLDING ON DISTRIBUTIONS Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (including resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 ENTITY OWNERS
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a Charitable Remainder Trust (CRT), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually. As there are charges for the living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisors whether election of such living benefits violates their fiduciary duty to the remainder beneficiary.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Code, such contract shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity. At this time, we will not issue an Annuity to grantor trusts with multiple grantors.

 At this time, we will not issue an Annuity to a grantor trust where the Grantor is not also the Annuitant. Where a previously issued contract was structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor of the trust if the grantor pre-deceases the Annuitant under Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the trust and it is not eligible for the death benefit provided under the contract.

 ANNUITY QUALIFICATION
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

 Required Distributions Upon Your Death for Nonqualified Annuity Contracts. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the Owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract Owners and you will be given notice to the extent feasible under the circumstances.

 QUALIFIED ANNUITY CONTRACTS
 IN GENERAL, AS USED IN THIS PROSPECTUS, A QUALIFIED ANNUITY IS AN ANNUITY CONTRACT WITH APPLICABLE ENDORSEMENTS FOR A TAX-FAVORED PLAN OR A NONQUALIFIED ANNUITY CONTRACT HELD BY A TAX-FAVORED RETIREMENT PLAN.

 The following is a general discussion of the tax considerations for Qualified Annuity contracts. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs), including inherited
    IRAs (which we refer to as a Beneficiary IRA), which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs, including inherited Roth IRAs (which we refer to as a
    Beneficiary Roth IRA) under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).

 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial IRA or Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 TYPES OF TAX-FAVORED PLANS
 IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "Free Look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return without extension), or as a current year contribution. In 2013 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.

 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

 In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. Under the Worker, Retiree and Employer Recovery Act of 2008, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA for plan years beginning after December 31, 2009. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as Owner of the contract, must be the "Annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as Owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $51,000 in 2013, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2013, this limit is $255,000;
..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $17,500 in 2013 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2013. These amounts are indexed for inflation. Not all Annuities are available for SARSEPs. You will also be provided the same information, and have the same "Free Look" period, as you would have if you purchased the contract for a standard IRA.

 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59 1/2; (b) after the Owner's death; (c) due to the Owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.

 TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $17,500 in 2013. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2013. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:
..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another employer's TDA plan or mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 CAUTION: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g, transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

 REQUIRED MINIMUM DISTRIBUTIONS AND PAYMENT OPTIONS
 If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required minimum distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

 CHARITABLE IRA DISTRIBUTIONS.
 The Pension Protection Act of 2006 included a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. The American Taxpayer Relief Act extended this provision until the end of 2013.

 For distributions in tax years beginning after 2005 and before 2014, these rules provide an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Special transition rules related to retroactive extension of this tax law provision permitted different distribution treatment for charitable IRA distributions made by January 31, 2013. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deductions, if any, for charitable contributions.

 The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements for the new income tax exclusion added by the Pension Protection Act. As a result the general rules for reporting IRA distributions apply.

 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated beneficiary and whether that beneficiary is your surviving spouse.

..   If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated beneficiary (as long as payments begin by December 31/st/ of the year following the year of death).

    However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the contract may be continued with your spouse as the Owner. Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. If your beneficiary elects to receive full distribution by December 31st of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31st of the year including the six year anniversary date of death.
..   If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary if those would provide a smaller payment requirement. For this distribution requirement also, 2009 shall not be included in the five year requirement period.
..   If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary if those would provide a smaller payment requirement.

 A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 TAX PENALTY FOR EARLY WITHDRAWALS FROM QUALIFIED ANNUITY CONTRACTS
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually.
    (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments or additional contributions to the contract during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 WITHHOLDING
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned contracts or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions
..   If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA REQUIREMENTS
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 SPOUSAL CONSENT RULES FOR RETIREMENT PLANS - QUALIFIED CONTRACTS
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated beneficiary.

 GIFTS AND GENERATION-SKIPPING TRANSFERS
 If you transfer your contract to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

 ADDITIONAL INFORMATION
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

 COMPANY INCOME TAXES
 We will pay company income taxes on the taxable corporate earnings created by this Annuity. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future.

 In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Annuity.

                               OTHER INFORMATION

 PRUCO LIFE OF NEW JERSEY AND THE SEPARATE ACCOUNT
 PRUCO LIFE OF NEW JERSEY. Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states. Pruco Life of New Jersey is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life of New Jersey has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value for Highest Daily Lifetime Income v3.0) exceeds your current Account Value, you would rely solely on the ability of Pruco Life of New Jersey to make payments under the benefit out of its own assets. As Pruco Life of New Jersey's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life of New Jersey.

 Pruco Life of New Jersey incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or
 Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life of New Jersey pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life of New Jersey will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company of New Jersey, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life of New Jersey files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life of New Jersey files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.

 Pruco Life of New Jersey conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Pruco Life of New Jersey may change over time. As of December 31, 2012, non-affiliated entities that could be deemed service providers to Pruco Life of New Jersey and/or an affiliated insurer within the Pruco Life of New Jersey business unit consisted of the following:
 Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street, East Hartford CT 06108, Ascensus (qualified plan administrator) located at 200 Dryden Road, Dresher, PA 19025, Alerus Retirement Solutions (qualified plan administrator), Aprimo (fulfillment of marketing materials), 510 East 96/th/ Street, Suite 300, Indianapolis,
 IN 46240, Aplifi (order entry systems provider) located at 555 SW 12/th/ Ave, Suite 202, Pompano Beach, FL 33069, Broadridge Investor Communication Solutions, Inc. (proxy tabulation services), 51 Mercedes Way, Edgewood,
 NY 11717, Depository Trust & Clearing Corporation (clearing and settlement services), 55 Water Street, 26/th/ Floor, New York, NY 10041, DG3 North America, Inc. (proxy and prospectus printing and mailing services), 100 Burma Road, Jersey City, NJ 07305, DST Systems, Inc. (clearing and settlement services), 4900 Main, 7/th/ Floor, Kansas City, MO 64112, EBIX, Inc. (order-entry system), 5 Concourse Parkway, Suite 3200, Atlanta, GA 30328, ExlService Holdings, Inc., (administration of annuity contracts), 350 Park Avenue, 10/th/ Floor, New York, NY 10022, Diversified Information Technologies Inc. (records management), 123 Wyoming Avenue, Scranton, PA 18503, Fiserv (composition, printing and mailing of confirmation and quarterly statements), 881 Main Street, Manchester, CT 06040, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials), 26 Barnes Industrial Park Road, North Wallingford, CT 06492, Insurance Technologies (annuity illustrations), 38120 Amrhein Ave., Livonia, MI 48150, Morningstar Associates LLC (asset allocation recommendations) , 225 West Wacker Drive Chicago, IL 60606, National Financial Services (clearing and settlement services), NEPS, LLC (composition, printing, and mailing of contracts and benefit documents), 12 Manor Parkway, Salem, NJ 03079, Pershing LLC (order-entry systems provider), One Pershing Plaza, Jersey City, NJ 07399, RR Donnelley Receivables, Inc. (printing annual reports and prospectuses), 111 South Wacker Drive, Chicago, IL 60606-4301, William B. Meyer (printing and fulfillment of prospectuses and marketing materials), 255 Long Beach Boulevard, Stratford, CT 06615, Right Now Technologies (business information repository), 136 Enterprise Blvd, Bozeman, MT 59718, The Harty Press (print vendor for client communications), 25 James Street, New Haven, CT 06513, Skywire Software (composition, printing, and mailing of contracts and benefit documents), 150 Post Street, Suite 500, San Francisco, CA 94108, Bloomberg L. P. (subscription service to support index based product adjustments), 731 Lexington Ave. New York, NY 10022.

 THE SEPARATE ACCOUNT. We have established a separate account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (separate account), to hold the assets that are associated with the Annuities. The separate account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life of New Jersey and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. The obligations under the Annuities are those of Pruco Life of New Jersey, which is the issuer of the Annuities and the depositor of the Separate Account. More detailed information about Pruco Life of New Jersey, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

 In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:
   . offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;
   . close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;
   .   combine the Separate Account with other "unitized" separate accounts;
   .   deregister the Separate Account under the Investment Company Act of 1940;
   . manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;
   . make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission's interpretation thereof;
   . establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;
   . make any changes required by federal or state laws with respect to annuity contracts; and
   . to the extent dictated by any underlying portfolio, impose a redemption fee or restrict transfers within any Sub-account.

 We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute underlying portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

 If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.


 THE GENERAL ACCOUNT. Our general obligations and any guaranteed benefits under the Annuity are supported by our general account and are subject to our claims paying ability. Assets in the general account, which includes amounts in the Secure Value Account, are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The general account is subject to regulation and supervision by the New Jersey Department of Banking and Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.


 SERVICE FEES PAYABLE TO PRUCO LIFE OF NEW JERSEY
 Pruco Life of New Jersey and our affiliates receive substantial payments from certain underlying portfolios and/or related entities. Those payments may include Rule 12b-1 fees, administrative services fees and "revenue sharing" payments. Rule 12b-1 fees compensate our affiliated principal underwriter for a variety of services, including distribution services. Administrative services fees compensate us for providing administrative services with respect to Owners invested indirectly in the portfolio, including recordkeeping services and the mailing of prospectuses and reports. We may also receive "revenue sharing" payments, which are payments from investment advisers or other service providers to the portfolios. Some fees, such as Rule 12b-1 fees, are paid directly by the portfolio. Some fees are paid by entities that provide services to the portfolios. The existence of these payments may increase the overall cost of investing in the portfolios. Because these payments are made to Pruco Life of New Jersey and our affiliates, allocations you make to the underlying portfolios benefit us financially. In selecting portfolios available under the Annuity, we consider the payments made to us.

 Effective February 25, 2013, most AST Portfolios adopted a Rule 12b-1 fee. Prior to that fee, most AST Portfolios had an administrative services fee. The Rule 12b-1 fee compensates our affiliate for distribution and administrative services. We also receive "revenue sharing" payments from the advisers to the underlying portfolios. As of March 1, 2013, the maximum combined fees and revenue sharing payments we receive with respect to a portfolio are equal to an annual rate of 0.50% the average assets allocated to the portfolio under the Annuity. We expect to make a profit on these fees and payments.

 In addition, an investment advisor, sub-advisor or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the advisor, sub-advisor, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the advisor's, sub-advisor's or distributor's participation. These payments or reimbursements may not be offered by all advisors, sub-advisors, or distributors, and the amounts of such payments may vary between and among each advisor, sub-advisor, and distributor depending on their respective participation.

 During 2012, with regard to amounts that were paid under these kinds of arrangements described immediately above, the amounts ranged from approximately $125 to approximately $789,756. These amounts may have been paid to one or more Prudential-affiliated insurers issuing individual variable annuities.

 LEGAL STRUCTURE OF THE UNDERLYING FUNDS
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying mutual fund Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 VOTING RIGHTS
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also "mirror vote" shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.

 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The exemption does not apply to the AST Franklin Templeton Founding Funds Allocation Portfolio; shareholder approval of new subadvisory agreements for this Portfolio only is required. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

 MATERIAL CONFLICTS
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between Owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between Owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 CONFIRMATIONS, STATEMENTS, AND REPORTS
 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, systematic withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), electronic funds transfer, Dollar Cost Averaging and Auto Rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge $50 for each such additional or previously sent report, but may waive that charge in the future. We will also send an annual report and a semi-annual report containing applicable financial statements for the portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

 DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY
 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration (firms). Applications for each Annuity are solicited by registered representatives of those firms. In addition, PAD may offer the Annuity directly to potential purchasers.

 Under the selling agreements, commissions are paid to firms on sales of the Annuity according to one or more schedules. The registered representative will receive all or a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 6.5% for the B Series, 5.0% for the L Series and 2.0% for the C Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the separate account. Compensation varies by Annuity product, and such differing compensation could be a factor in which Annuity a Financial Professional recommends to you.

 In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealers firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PAD. We, or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events). These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

 The list below identifies three general types of payments that PAD pays to registered broker/dealers and firms which are broadly defined as follows:

   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total assets, subject to certain criteria in certain Pruco Life of New Jersey products.
   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under Pruco Life of New Jersey annuity products sold through the firm.
   . Fixed Payments: These types of payments are made directly to or in sponsorship of the firm.

 Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.

 The list below includes the names of the firms that we are aware (as of December 31, 2012) received payment with respect to our annuity business generally during 2012 (or as to which a payment amount was accrued during 2012). The firms listed below include those receiving payments in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. During 2012, the least amount paid, and greatest amount paid, were $450.00 and $6,788,299.04, respectively. Each of these Annuities also is distributed by other selling firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation ("PALAC"). Such other selling firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2012 retrospective depiction.

 NAME OF FIRM:

    Allstate Financial        ING Financial            RBC CAPITAL MARKETS
    Srvcs, LLC AMERICAN       Partners, LLC            CORPORATION
    PORTFOLIO FIN SVCS        Invest Financial         Robert W. Baird &
    INC                       Corporation              Co., Inc.
    AXA Advisors, LLC         Investacorp              Royal Alliance
    BBVA Compass              Investment Centers       Associates SAGEPOINT
    Investment                of America               FINANCIAL, INC.
    Solutions, Inc.           Investment               Sammons Securities
    BFT Financial Group,      Professionals            Co., LLC
    LLC                       Investors Capital        Securian Financial
    Cadaret, Grant &          Corporation              Svcs, Inc.
    Co., Inc.                 Janney Montgomery        Securities America,
    Cambridge Investment      Scott, LLC. Legend       Inc.
    Research, Inc.            Equities Corporation     Securities Service
    Capital One               Lincoln Financial        Network
    Investment Services,      Advisors                 Sigma Financial
    LLC CCO Investment        Lincoln Financial        Corporation
    Services Corp             Securities               Signator Investors,
    Centaurus Financial,      Corporation              Inc.
    Inc.                      Lincoln Investment       SII Investments, Inc.
    CFD Investments, Inc.     Planning                 Stifel Nicolaus & Co.
    Citigroup Global          LPL Financial            Summit Brokerage
    Markets Inc.              Corporation              Services, Inc
    Commonwealth              M Holdings               TFS Securities, Inc.
    Financial Network         Securities, Inc          The Investment Center
    Crown Capital             Merrill Lynch, P,F,S     TransAmerica
    Securities, L.P.          MetLife                  Financial Advisors,
    CUNA Brokerage Svcs,      Morgan Stanley Smith     Inc. Triad Advisors,
    Inc.                      Barney                   Inc.
    CUSO Financial            Multi Financial          UBS Financial
    Services, L.P.            Securities Crp           Services, Inc.
    Edward Jones & Co.        National Planning        United Planners Fin.
    Equity Services, Inc.     Corporation              Serv.
    Financial Network         Next Financial           US Bank
    Investment                Group, Inc.              Wall Street
    First Allied              NFP Securities, Inc.     Financial Group
    Securities Inc            PNC Investments, LLC     Wells Fargo Advisors
    FSC Securities Corp.      PRIMEVEST FINANCIAL      LLC
    Gary Goldberg & Co.,      SERVICES                 WELLS FARGO ADVISORS
    Inc.                      ProEquities              LLC- WEALTH
    Geneos Wealth             Questar Capital          Wells Fargo
    Management, Inc.          Corporation              Investments LLC
    Genworth Financial        Raymond James &          Woodbury Financial
    Securities                Associates Raymond       Services
    Corporation               James Financial Svcs     World Group
    H. Beck, Inc.                                      Securities, Inc.
    Hantz Financial                                    WRP Investments, Inc
    Services,Inc.

 You should note that firms and individual registered representatives and branch managers with some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.

 This Annuity is sold through firms that are unaffiliated with us, and also is sold through an affiliated firm called Pruco Securities, LLC. Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuities and variable life insurance (among other products) through its registered representatives. Pruco Securities, LLC also serves as principal underwriter of certain variable life insurance contracts issued by subsidiary insurers of Prudential Financial.

 FINANCIAL STATEMENTS
 The financial statements of the Separate Account and Pruco Life of New Jersey are included in the Statement of Additional Information.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS
 Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life of New Jersey and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life of New Jersey is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life of New Jersey is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Pruco Life of New Jersey, along with other participants in the businesses in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Pruco Life of New Jersey pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.


 Pruco Life of New Jersey establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of September 30, 2013, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Pruco Life of New Jersey reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

 In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC, filed in the Circuit Court of Leon County, Florida, was served on Prudential Insurance. The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In March 2013, the Company filed a motion to dismiss the complaint. In August 2013, the court dismissed the complaint with prejudice. In September 2013, plaintiff filed an appeal with Florida's Circuit Court of the Second Judicial Circuit in Leon County.


 In January 2012, a Global Resolution Agreement entered into by Pruco Life of New Jersey and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by Pruco Life of New Jersey to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Pruco Life of New Jersey to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in:
 (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in Pruco Life of New Jersey's practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

 Pruco Life of New Jersey is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Financial Services ("NYDFS") has requested that 172 life insurers (including Pruco Life of New Jersey) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of Pruco Life of New Jersey's compliance with New York's unclaimed property laws. In February 2012, the Massachusetts Office of the Attorney General requested information regarding Pruco Life of New Jersey's unclaimed property procedures. In May 2013, Pruco Life of New Jersey entered into a settlement agreement with the Minnesota Department of Commerce, Insurance Division, which requires Pruco Life of New Jersey to take additional steps to identify deceased insureds and contract holders where a valid claim has not been made.

 In July 2010, Pruco Life of New Jersey, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General's Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, Pruco Life of New Jersey received a similar request for information from the State of Connecticut Attorney General's Office. Pruco Life of New Jersey is cooperating with these investigations. Pruco Life of New Jersey has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

 Pruco Life of New Jersey's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life of New Jersey's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life of New Jersey's financial position.

 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
 The following are the contents of the Statement of Additional Information:
..   Company
..   Experts
..   Principal Underwriter
..   Payments Made to Promote Sale of Our Products
..   Determination of Accumulation Unit Values
..   Financial Statements

 HOW TO CONTACT US
 You can contact us by:
..   calling our Customer Service Team at 1-888-PRU-2888 during our normal business hours,
..   writing to us via regular mail at Prudential Annuity Service Center, P.O.
    Box 7960, Philadelphia, PA 19176. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
..   writing to us via overnight mail, certified, or registered mail delivery at the Prudential Annuity Service Center, 2101 Welsh Road, Dresher, PA 19025.
..   accessing information about your Annuity through our Internet Website at
    www.prudentialannuities.com.

 You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Pruco Life of New Jersey does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life of New Jersey reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

                     APPENDIX A - ACCUMULATION UNIT VALUES


 Because the Annuity is new, no historical Unit Values are depicted here. However, such historical Unit Values will be set forth in subsequent amendments to this prospectus.

       APPENDIX B - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

 Pruco Life Insurance Company of New Jersey offers several deferred variable annuity products. Each annuity, (B, L, C Series), has different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the annuity. Not all of these annuities may be available to you, depending on factors such as the broker-dealer through which your annuity was sold. You can verify which of these annuities is available to you by speaking to your Financial Professional or calling 1-888-PRU-2888.

 Among the factors you should consider when choosing which annuity product and benefit may be most appropriate for your individual needs are the following:
..   Your age;
..   The amount of your investment and any planned future Purchase Payments into the Annuity,
..   How long you intend to hold the Annuity (also referred to as investment time horizon);
..   Your desire to make withdrawals from the Annuity and the timing thereof;
..   Your investment objectives;
..   The guarantees optional benefits may provide
..   Your desire to minimize costs and/or maximize return associated with the
    Annuity.

 You can compare the costs of the L-Series, B-Series, and C-Series by examining the section in this prospectus entitled "Summary of Contract Fees and Charges". There are trade-offs associated with the costs and benefits provided by each of the Series. Generally, shorter-term CDSC products such as the C-Series and L-Series provide higher Surrender Value in short-duration scenarios, while long-term CDSC classes such as the B-Series provide higher Surrender Values in long-term scenarios. Please note, while the Insurance Charges differ among the Series, beginning after the 9/th/ Annuity Year they are all equal.

 In choosing which Series to purchase, you should consider the features and the associated costs that offer the greatest value to you. The different features may include:
..   Variations on your ability to access funds in your Annuity without the imposition of a Contingent Deferred Sales Charge (CDSC),
..   Different ongoing fees and charges you pay to stay in the Annuity.

 An Annuity without CDSC or a shorter CDSC may provide flexibility and greater Surrender Value in earlier years; however, if you intend to hold the Annuity long term, it may result in a trade off for value in later years.

 The following chart outlines some of the different features for each Annuity sold through this prospectus. The availability of optional benefits, such as those noted in the chart, increase the total cost of the Annuity. Certain living benefits are intended to address longevity risks or market risk. You should consider whether your need for a living benefit alters your time horizon and then ultimately your share class decision. You should carefully consider which features you plan to use when selecting your Annuity, and the impact of such features in relation to your investment objectives and which share class may be most appropriate for you.

 To demonstrate the impact of the various expense structures, the hypothetical examples on the following pages reflect the Account Value and Surrender Value of each Annuity over a variety of holding periods. These charts reflect the impact of different hypothetical rates of return and the comparable value of each of the Annuities (which reflects the charges associated with each Annuity) under the assumptions noted.

 PRUCO LIFE OF NEW JERSEY PRODUCT COMPARISON
 Below is a summary of Pruco Life of New Jersey's annuity products sold through this prospectus. B Series refers to Prudential Premier Retirement Variable Annuity B Series, L Series refers to Prudential Premier Retirement Variable Annuity L Series, and C Series refers to Prudential Premier Retirement Variable Annuity C Series.

 Your registered Financial Professional can provide you with the prospectus for the underlying portfolios and can guide you through Selecting the Annuity That's Right For You and help you decide upon the Annuity that would be most advantageous for you given your individual needs. Please read the prospectus carefully before investing. Pruco Life Insurance Company of New Jersey does not make recommendations or provide investment advice.

Annuity Comparison        B Series                   L Series                   C Series
-----------------------------------------------------------------------------------------------------
Minimum Investment   $1,000                     $10,000                    $10,000
-----------------------------------------------------------------------------------------------------
Maximum Issue Age    85                         85                         85
-----------------------------------------------------------------------------------------------------
Contingent Deferred  7 Years (7%, 7%,           4 Years (7%, 7%,           N/A
 Sales Charge        6%, 6%, 5%, 4.5%,          6%, 5%)
 Schedule (Based on  4%)
 date of each
 purchase payment)
-----------------------------------------------------------------------------------------------------
Total Insurance      1.45%                      1.90%                      1.95%
 Charge (during
 first 9 Annuity
 Years)
-----------------------------------------------------------------------------------------------------
Total Insurance                               1.45%
 Charge (after
 9/th/ Annuity Year)
-----------------------------------------------------------------------------------------------------
Annual Maintenance   Lesser of:                 Lesser of:                 Lesser of:
 Fee                 .   $30, or                .   $30, or                .   $30, or
                     .   2% of Account          .   2% of Account          .   2% of Account
                         Value                      Value                      Value
                     .   Waived for             .   Waived for             .   Waived for
                         Premiums                   Premiums                   Premiums
                         =(greater than)            =(greater than)            =(greater than)
                         $100k                      $100k                      $100k
-----------------------------------------------------------------------------------------------------
Variable Investment                           Advanced Series Trust
 Options (Not all
 options available
 with certain
 optional benefits)
-----------------------------------------------------------------------------------------------------
Minimum Death                                 Greater of:
 Benefit                                      .   Purchase payments minus
                                                  proportional withdrawals,
                                                  and
                                              .   Account Value
-----------------------------------------------------------------------------------------------------
Optional Living                               HDI v3.0
 Benefits (for an                             SHDI v3.0
 additional cost)                             HDI v3.0 with HA DB
                                              SHDI v3.0 with HA DB
-----------------------------------------------------------------------------------------------------

 HYPOTHETICAL ILLUSTRATION
 The following examples outline the value of each Annuity as well as the amount that would be available to an investor as a full surrender. We assume the surrender is taken on the day immediately prior to the surrender charge change that precedes the Annuity Anniversary specified (or, two days before the Annuity Anniversary specified). The "Annuity Anniversary" is the anniversary of the Issue Date of the Annuity. The values shown below are based on the following assumptions: An initial investment of $100,000 is made into each Annuity earning a gross rate of return of 0% and 6% and 10%, respectively.

 No additional Purchase Payments or withdrawals are made from the Annuity. The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the underlying portfolios and the charges that are deducted from the Annuity at the Separate Account level (which is 1.04% for all Series) based on the fees and expenses of the applicable underlying portfolios as of December 31, 2012. The arithmetic average of all fund expenses is computed by adding portfolio management fees, 12b-1 fees and other expenses of all the underlying portfolios and then dividing by the number of portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the prospectus fee table. The Separate Account level charges refer to the Insurance Charge.

 The Account Value and Surrender Value are further reduced by the Annual Maintenance Fee, if applicable.

 The Account Value assumes no surrender, while the Surrender Value assumes a 100% surrender two days prior to the Annuity Anniversary, as described above, therefore reflecting the CDSC applicable to that Annuity Year. Note that a withdrawal on the Annuity Anniversary, or the day before the Annuity Anniversary, would be subject to the CDSC applicable to the next Annuity Year, which may be lower. The CDSC is calculated based on the date that the Purchase Payment was made and for purposes of these examples, we assume that a single Purchase Payment of $100,000 was made on the Issue Date. The values that you actually experience under an Annuity will be different from what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each Annuity reflected below will remain the same. (We will provide your Financial Professional with a personalized illustration upon request).

 If, for an additional fee, you elect an optional living benefit that has a Protected Withdrawal Value (PWV), the expenses will be higher and the values will differ from those shown in the charts below. Similar to Account and Surrender Values, the PWV will differ by share class. Typically, the share class with the higher Account Value will translate into a relatively higher PWV, unless the net rate of return is below the Roll-Up Rate, where the PWV of the C, L and B would all grow equally by the guaranteed amount.

 0% GROSS RATE OF RETURN


        ---------------------------------------------------------------------------
         0% Gross Rate of Return  0% Gross Rate of Return  0% Gross Rate of Return
                 L Share                B Share                    C Share
        ---------------------------------------------------------------------------
           Net rate of return     Net rate of return         Net rate of return
        Yrs 0 through 9  -2.92%   All years    -2.47%     Yrs 0 through 9  -2.97%
            Yrs 10+      -2.47%                               Yrs 10+      -2.47%
        ---------------------------------------------------------------------------
Annuity                 Surrender Contract    Surrender                   Surrender
 Year   Contract Value    Value     Value       Value     Contract Value    Value
-----------------------------------------------------------------------------------
   1        97,088       90,088    97,532      90,532         97,038       97,038
-----------------------------------------------------------------------------------
   2        94,252       87,252    95,118      88,118         94,157       94,157
-----------------------------------------------------------------------------------
   3        91,500       85,500    92,764      86,764         91,360       91,360
-----------------------------------------------------------------------------------
   4        88,828       83,828    90,468      84,468         88,647       88,647
-----------------------------------------------------------------------------------
   5        86,234       86,234    88,229      83,229         86,015       86,015
-----------------------------------------------------------------------------------
   6        83,716       83,716    86,045      81,545         83,460       83,460
-----------------------------------------------------------------------------------
   7        81,271       81,271    83,916      79,916         80,982       80,982
-----------------------------------------------------------------------------------
   8        78,898       78,898    81,839      81,839         78,577       78,577
-----------------------------------------------------------------------------------
   9        76,594       76,594    79,814      79,814         76,243       76,243
-----------------------------------------------------------------------------------
  10        74,697       74,697    77,838      77,838         74,355       74,355
-----------------------------------------------------------------------------------
  11        72,849       72,849    75,912      75,912         72,515       72,515
-----------------------------------------------------------------------------------
  12        71,046       71,046    74,033      74,033         70,720       70,720
-----------------------------------------------------------------------------------
  13        69,287       69,287    72,201      72,201         68,970       68,970
-----------------------------------------------------------------------------------
  14        67,572       67,572    70,414      70,414         67,263       67,263
-----------------------------------------------------------------------------------
  15        65,900       65,900    68,671      68,671         65,598       65,598
-----------------------------------------------------------------------------------
  16        64,269       64,269    66,972      66,972         63,975       63,975
-----------------------------------------------------------------------------------
  17        62,678       62,678    65,314      65,314         62,392       62,392
-----------------------------------------------------------------------------------
  18        61,127       61,127    63,698      63,698         60,847       60,847
-----------------------------------------------------------------------------------
  19        59,614       59,614    62,121      62,121         59,342       59,342
-----------------------------------------------------------------------------------
  20        58,139       58,139    60,584      60,584         57,873       57,873
-----------------------------------------------------------------------------------
  21        56,700       56,700    59,084      59,084         56,441       56,441
-----------------------------------------------------------------------------------
  22        55,297       55,297    57,622      57,622         55,044       55,044
-----------------------------------------------------------------------------------
  23        53,928       53,928    56,196      56,196         53,681       53,681
-----------------------------------------------------------------------------------
  24        52,594       52,594    54,805      54,805         52,353       52,353
-----------------------------------------------------------------------------------
  25        51,292       51,292    53,449      53,449         51,057       51,057
-----------------------------------------------------------------------------------


 ASSUMPTIONS:

 b. Fund Expenses = 1.04%

 c. No optional death benefits or living benefits elected


 d. Annuity was issued on or after September 18, 2013


 e. Surrender value assumes surrender 2 days before the Annuity Anniversary specified

 f. Account Value is valued on the same day as the Surrender Value

 The shaded values indicate the highest Surrender Values in that year based on the stated assumptions. Assuming a 0% gross annual return, the C-Series has the highest Surrender Value in the first four Annuity Years, the L-Series has the highest Surrender Value in Annuity Years five, six and seven, the B-Series has the highest Surrender Value starting in Annuity Year eight.

 6% GROSS RATE OF RETURN


        ---------------------------------------------------------------------------
         6% Gross Rate of Return  6% Gross Rate of Return  6% Gross Rate of Return
                 L Share                B Share                    C Share
        ---------------------------------------------------------------------------
           Net rate of return     Net rate of return         Net rate of return
        Yrs 0 through 9   2.90%   All years     3.38%     Yrs 0 through 9   2.85%
            Yrs 10+       3.38%                               Yrs 10+       3.38%
        ---------------------------------------------------------------------------
Annuity                 Surrender Contract    Surrender                   Surrender
 Year   Contract Value    Value     Value       Value     Contract Value    Value
-----------------------------------------------------------------------------------
   1        102,896       95,896   103,367      96,367        102,844      102,844
-----------------------------------------------------------------------------------
   2        105,885       98,885   106,857      99,857        105,777      105,777
-----------------------------------------------------------------------------------
   3        108,961      102,961   110,466     104,466        108,794      108,794
-----------------------------------------------------------------------------------
   4        112,125      107,125   114,196     108,196        111,897      111,897
-----------------------------------------------------------------------------------
   5        115,382      115,382   118,051     113,051        115,089      115,089
-----------------------------------------------------------------------------------
   6        118,734      118,734   122,038     117,538        118,371      118,371
-----------------------------------------------------------------------------------
   7        122,182      122,182   126,158     122,158        121,747      121,747
-----------------------------------------------------------------------------------
   8        125,731      125,731   130,418     130,418        125,219      125,219
-----------------------------------------------------------------------------------
   9        129,383      129,383   134,822     134,822        128,791      128,791
-----------------------------------------------------------------------------------
  10        133,750      133,750   139,374     139,374        133,138      133,138
-----------------------------------------------------------------------------------
  11        138,266      138,266   144,080     144,080        137,633      137,633
-----------------------------------------------------------------------------------
  12        142,935      142,935   148,945     148,945        142,280      142,280
-----------------------------------------------------------------------------------
  13        147,761      147,761   153,975     153,975        147,085      147,085
-----------------------------------------------------------------------------------
  14        152,750      152,750   159,174     159,174        152,051      152,051
-----------------------------------------------------------------------------------
  15        157,908      157,908   164,548     164,548        157,185      157,185
-----------------------------------------------------------------------------------
  16        163,240      163,240   170,104     170,104        162,493      162,493
-----------------------------------------------------------------------------------
  17        168,752      168,752   175,848     175,848        167,979      167,979
-----------------------------------------------------------------------------------
  18        174,450      174,450   181,786     181,786        173,651      173,651
-----------------------------------------------------------------------------------
  19        180,341      180,341   187,924     187,924        179,515      179,515
-----------------------------------------------------------------------------------
  20        186,430      186,430   194,269     194,269        185,576      185,576
-----------------------------------------------------------------------------------
  21        192,725      192,725   200,829     200,829        191,843      191,843
-----------------------------------------------------------------------------------
  22        199,232      199,232   207,610     207,610        198,320      198,320
-----------------------------------------------------------------------------------
  23        205,960      205,960   214,620     214,620        205,017      205,017
-----------------------------------------------------------------------------------
  24        212,914      212,914   221,867     221,867        211,939      211,939
-----------------------------------------------------------------------------------
  25        220,103      220,103   229,359     229,359        219,096      219,096
-----------------------------------------------------------------------------------


 ASSUMPTIONS:

 a. $100,000 initial investment

 b. Fund Expenses = 1.04%

 c. No optional death benefits or living benefits elected


 d. Annuity was issued on or after September 18, 2013


 e. Surrender value assumes surrender 2 days before the Annuity Anniversary specified

 f. Account Value is valued on the same day as the Surrender Value

 The shaded values indicate the highest Surrender Values in that year based on the stated assumptions. Assuming a 6% gross annual return, the C-Series has the highest Surrender Value in the first four Annuity Years, the L-Series has the highest Surrender Value in Annuity Years five, six and seven, the B-Series has the highest Surrender Value starting in Annuity Year eight.

 10% GROSS RATE OF RETURN


        ----------------------------------------------------------------------------
        10% Gross Rate of Return  10% Gross Rate of Return 10% Gross Rate of Return
                 L Share                B Share                     C Share
        ----------------------------------------------------------------------------
           Net rate of return     Net rate of return          Net rate of return
        Yrs 0 through 9   6.79%   All years      7.28%     Yrs 0 through 9   6.73%
            Yrs 10+       7.28%                                Yrs 10+       7.28%
        ----------------------------------------------------------------------------
Annuity                 Surrender Contract     Surrender                   Surrender
 Year   Contract Value    Value     Value        Value     Contract Value    Value
------------------------------------------------------------------------------------
   1        106,769       99,769   107,257      100,257        106,714      106,714
------------------------------------------------------------------------------------
   2        114,016      107,016   115,063      108,063        113,900      113,900
------------------------------------------------------------------------------------
   3        121,755      115,755   123,436      117,436        121,569      121,569
------------------------------------------------------------------------------------
   4        130,019      125,019   132,420      126,420        129,754      129,754
------------------------------------------------------------------------------------
   5        138,845      138,845   142,057      137,057        138,491      138,491
------------------------------------------------------------------------------------
   6        148,269      148,269   152,395      147,895        147,816      147,816
------------------------------------------------------------------------------------
   7        158,333      158,333   163,486      159,486        157,769      157,769
------------------------------------------------------------------------------------
   8        169,080      169,080   175,383      175,383        168,392      168,392
------------------------------------------------------------------------------------
   9        180,557      180,557   188,147      188,147        179,731      179,731
------------------------------------------------------------------------------------
  10        193,695      193,695   201,840      201,840        192,808      192,808
------------------------------------------------------------------------------------
  11        207,791      207,791   216,529      216,529        206,840      206,840
------------------------------------------------------------------------------------
  12        222,913      222,913   232,287      232,287        221,893      221,893
------------------------------------------------------------------------------------
  13        239,136      239,136   249,192      249,192        238,041      238,041
------------------------------------------------------------------------------------
  14        256,539      256,539   267,327      267,327        255,365      255,365
------------------------------------------------------------------------------------
  15        275,209      275,209   286,782      286,782        273,949      273,949
------------------------------------------------------------------------------------
  16        295,238      295,238   307,652      307,652        293,886      293,886
------------------------------------------------------------------------------------
  17        316,724      316,724   330,042      330,042        315,274      315,274
------------------------------------------------------------------------------------
  18        339,774      339,774   354,061      354,061        338,218      338,218
------------------------------------------------------------------------------------
  19        364,501      364,501   379,828      379,828        362,832      362,832
------------------------------------------------------------------------------------
  20        391,028      391,028   407,471      407,471        389,238      389,238
------------------------------------------------------------------------------------
  21        419,485      419,485   437,125      437,125        417,565      417,565
------------------------------------------------------------------------------------
  22        450,014      450,014   468,937      468,937        447,954      447,954
------------------------------------------------------------------------------------
  23        482,764      482,764   503,064      503,064        480,554      480,554
------------------------------------------------------------------------------------
  24        517,898      517,898   539,675      539,675        515,527      515,527
------------------------------------------------------------------------------------
  25        555,588      555,588   578,950      578,950        553,045      553,045
------------------------------------------------------------------------------------


 ASSUMPTIONS:

 a. $100,000 initial investment

 b. Fund Expenses = 1.04%

 c. No optional death benefits or living benefits elected


 d. Annuity was issued on or after September 18, 2013


 e. Surrender value assumes surrender 2 days before the Annuity Anniversary specified

 f. Account Value is valued on the same day as the Surrender Value

 The shaded values indicate the highest Surrender Values in that year based on the stated assumptions. Assuming a 10% gross annual return, the C-Series has the highest Surrender Value in the first four Annuity Years, the L-Series has the highest Surrender Value in Annuity Years five and six, and the B-Series has the highest Surrender Value starting in Annuity Year seven.

  APPENDIX C--FORMULA FOR HIGHEST DAILY LIFETIME INCOME V3.0 SUITE OF LIVING
                                   BENEFITS


  TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Income v3.0 Suite of benefits (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.


   . Cu\\s\\ - The secondary upper target is established on the Effective Date and is not changed for the life of the guarantee. Currently it is 84.5%.


   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)


   .   V - the Account Value of all elected sub-accounts in the Annuity.


   .   F - the Account Value of the Secure Value Account.

   .   B - the total value of the AST Investment Grade Bond Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, and adjusted proportionally for Excess Income *, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional Purchase Payments and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding anniversary of the Issue Date, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional Purchase Payments and adjusted for withdrawals, as described herein.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Sub-account.

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

   . X - the Maximum Daily Transfer Percentage that can be transferred into the AST Investment Grade Bond Sub-account. There is no Maximum Daily Transfer Percentage applied to transfers out of the AST Investment Grade Bond Sub-account.

 * Note: Lifetime Withdrawals that are not considered withdrawals of Excess Income do not reduce the Income Basis.

 DAILY TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. Target Values are subject to change for new elections of this benefit on a going-forward basis.

                            L    =    0.05 * P * a

 DAILY TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                  Target Ratio r    =    (L - (B+F)) / V\\ \\


   . If on the third consecutive Valuation Day r is greater than Cu and r is less or equal to Cu\\s\\ or if on any day r is greater Cu\\s\\, and transfers have not been suspended due to the 90% cap rule, assets in the elected sub-accounts and the Fixed Allocations, if applicable, are transferred to the AST Investment Grade Bond Sub-account.

   . If r is less than C\\l\\, and there are currently assets in the AST Investment Grade Bond Sub-account (B is greater 0), assets in the AST Investment Grade Bond Sub-account are transferred to the elected sub-accounts as described above.


 90% CAP RULE: If, on any Valuation Day this benefit remains in effect, a transfer into the AST Investment Grade Bond Sub-account occurs that results in 90% of the Account Value being allocated to a combination of the AST Investment Grade Bond Sub-account and the Secure Value Account, any transfers into the AST Investment Grade Bond Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Sub-account should occur. Transfers out of the AST Investment Grade Bond Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Sub-account occurs either due to a Daily or Monthly Transfer Calculation. Due to the performance of the AST Investment Grade Bond Sub-account and the elected Sub-accounts, and the interest credited to the Secure Value Account, the Account Value could be more than 90% invested in a combination of the AST Investment Grade Bond Sub-account and the Secure Value Account.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:


 T    =    Min (MAX (0, 0.90 * (V + B)) - (B + F)),        Money is transferred from the elected
           [L - (B+F) - V * C\\t\\] / (1 - C\\t\\), X*V    sub-accounts and the Fixed Allocations to the
                                                           AST Investment Grade Bond Sub-account
 T    =    {Min (B, - [L - (B+F) - V * C\\t\\] /           Money is transferred from the AST Investment
           (1 - C\\t\\))}                                  Grade Bond Sub-account to the elected sub-
                                                           accounts



 MAXIMUM DAILY TRANSFER LIMIT
 On any given day, notwithstanding the above calculation and the 90% Cap discussed immediately above, no more than a predetermined percentage of the sum of the value of Permitted Sub-accounts (the "Maximum Daily Transfer Limit") will be transferred to the Bond Sub-account. The applicable Maximum Daily Transfer Limit is stated in your Annuity and is currently 30%. If the formula would result in an amount higher than the Maximum Daily Transfer Limit being transferred into the Bond Sub-account, only amounts up to the Maximum Daily Transfer Limit will be transferred. On the following Valuation Day, the formula will calculate the Target Ratio for that day and determine any applicable transfers within your Annuity as described above. The formula will not carry over amounts that exceeded the prior day's Maximum Daily Transfer Limit, but a transfer to the Bond Sub-account may nevertheless occur based on the application of the formula on the current day. There is no limitation on the amounts of your Unadjusted Account Value that may be transferred out of the Bond Sub-account on any given day.


 MONTHLY TRANSFER CALCULATION

 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the elected sub-accounts will occur:


 If, after the daily Transfer Calculation is performed,


 {Min (B, .05 * (V + B + F))} is less than (C\\u\\ * V - L + (B + F)) / (1 -
 C\\u\\), then



 T\\M\\    =    {Min (B, .05 * (V + B + F))}    Money is transferred from the AST Investment
                                                Grade Bond Sub-account to the elected
                                                sub-accounts.


 TARGETS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
 C\\u\\ = [83%
 Cu\\s\\ = 84.5%
 C\\t\\ = 80%
 C\\l\\ = 78%]

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06

                         PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                         FURTHER DETAILS ABOUT THE PRUCO LIFE OF NEW JERSEY PRUDENTIAL
                         PREMIER(R) RETIREMENT VARIABLE ANNUITY B SERIES, L SERIES AND C SERIES/SM/
                         ANNUITY DESCRIBED IN THE PROSPECTUS (2/10/2014)
                                            -----------------------------------------
                                              (print your name)
                                            -----------------------------------------
                                                  (address)
                                            -----------------------------------------
                                             (city/state/zip code)


                   Please see the section of this prospectus
                        entitled "How To Contact Us" for
                         where to send your request for
                     a Statement of Additional Information

               [LOGO] Prudential
                     Bring Your Challenges


               The Prudential Insurance Company of America
               751 Broad Street
               Newark, NJ 07102-3777

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION


                               February 10, 2014


      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

                          VARIABLE ANNUITY CONTRACTS

The Prudential Premier Retirement Variable Annuity B SERIES(SM) ("B SERIES"), Prudential Premier(R) Retirement Variable Annuity L SERIES(SM) ("L SERIES"), and Prudential Premier(R) Retirement Variable Annuity C SERIES(SM) ("C SERIES") annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"). Each Annuity is purchased by making an initial purchase payment of $10,000 or more (except for the B Series, which has a $1,000 minimum initial purchase payment). Subject to certain restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.


This Statement of Additional Information is not a prospectus and should be read in conjunction with the B, L and C Series prospectus dated February 10, 2014. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.


                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
  Company...............................................................   2

  Experts...............................................................   2

  Principal Underwriter.................................................   2

  Payments Made to Promote Sale of Our Products.........................   2

  Determination of Accumulation Unit Values.............................   3

  Separate Account Financial Information................................  A1

  Company Financial Information.........................................  B1

Pruco Life Insurance Company of New Jersey Prudential Annuity Service Center

            213 Washington Street           P.O. Box 7960
            Newark, NJ 07102-2992  Philadelphia, Pennsylvania 19176
                                       Telephone (888) PRU-2888

The Prudential Premier Retirement Variable Annuity B Series(SM) ("B Series"), Prudential Premier(R) Retirement Variable Annuity L Series(SM) ("L Series") and Prudential Premier(R) Retirement Variable Annuity C Series(SM) ("C Series") are service marks of The Prudential Insurance Company of America.

                                    COMPANY

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. Pruco Life of New Jersey is licensed to sell life insurance and annuities in the states of New Jersey and New York.

Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS


The financial statements of Pruco Life Insurance Company of New Jersey as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 and the financial statements of Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of December 31, 2012 and for each of the two years in the period then ended December 31, 2012, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


                             PRINCIPAL UNDERWRITER

Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuities through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

With respect to all individual annuities issued by Pruco Life of New Jersey, PAD received commissions of $106,497,788, $97,819,083, and $73,455,927, in
2012, 2011, and 2010, respectively. PAD retained none of those commissions.

As discussed in the prospectus, Pruco Life of New Jersey pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life of New Jersey may pay trail commissions to selling firms to pay to its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuities have been in effect.

                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may enter into marketing service agreements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We and/or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PAD pays to registered broker-dealers and firms which are broadly defined as follows:

    . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life of New Jersey products that were sold through the firm.

    . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life of New Jersey annuity products sold through the firm.

    . Fixed payments: These types of payments are made directly to or in sponsorship of the firm.

Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

The list in the prospectus includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2012) received payment with respect to annuity business during 2012 (or as to which a payment amount was accrued during 2012). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2012, the least amount paid, and greatest amount paid, were $450.00 and $6,788,299.04 respectively.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit (which we refer to as the "Unit Price") is computed as of the end of each Valuation Day applicable. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for the Sub-account for the current Valuation Day. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less
(c) where:

(a)is the net result of:

    (1)the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the current Valuation Period; plus or minus

    (2)any per share charge or credit during the current Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

(b)is the net result of:

    (1)the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying Portfolio at the end of the preceding Valuation Period; plus or minus

    (2)any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

(c)is the Insurance Charge corresponding to the portion of the 365 day year (366 for a leap year) that is in the current Valuation Period.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                             SUBACCOUNTS
                                             --------------------------------------------------------------------------

                                              PRUDENTIAL     PRUDENTIAL                       PRUDENTIAL    PRUDENTIAL
                                             MONEY MARKET DIVERSIFIED BOND PRUDENTIAL EQUITY    VALUE       HIGH YIELD
                                              PORTFOLIO      PORTFOLIO         PORTFOLIO      PORTFOLIO   BOND PORTFOLIO
                                             ------------ ---------------- ----------------- -----------  --------------
ASSETS
  Investment in the portfolios, at fair
   value.................................... $15,400,747    $25,549,699       $20,375,085    $28,401,782   $21,224,146
                                             -----------    -----------       -----------    -----------   -----------
  Net Assets................................ $15,400,747    $25,549,699       $20,375,085    $28,401,782   $21,224,146
                                             ===========    ===========       ===========    ===========   ===========

NET ASSETS, representing:
  Accumulation units........................ $15,400,747    $25,549,699       $20,375,085    $28,401,782   $21,224,146
                                             -----------    -----------       -----------    -----------   -----------
                                             $15,400,747    $25,549,699       $20,375,085    $28,401,782   $21,224,146
                                             ===========    ===========       ===========    ===========   ===========

  Units outstanding.........................  12,368,609     10,432,889         9,808,349     12,843,377     5,736,847
                                             ===========    ===========       ===========    ===========   ===========

  Portfolio shares held.....................   1,540,075      2,150,648           759,981      1,571,764     4,035,009
  Portfolio net asset value per share....... $     10.00    $     11.88       $     26.81    $     18.07   $      5.26
  Investment in portfolio shares, at cost... $15,400,747    $23,884,603       $20,462,994    $30,181,131   $21,400,447

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                             SUBACCOUNTS
                                             --------------------------------------------------------------------------

                                              PRUDENTIAL     PRUDENTIAL                       PRUDENTIAL    PRUDENTIAL
                                             MONEY MARKET DIVERSIFIED BOND PRUDENTIAL EQUITY    VALUE       HIGH YIELD
                                              PORTFOLIO      PORTFOLIO         PORTFOLIO      PORTFOLIO   BOND PORTFOLIO
                                             ------------ ---------------- ----------------- -----------  --------------
                                              01/01/2012     01/01/2012       01/01/2012      01/01/2012    01/01/2012
                                                  TO             TO               TO              TO            TO
                                              12/31/2012     12/31/2012       12/31/2012      12/31/2012    12/31/2012
                                             ------------ ---------------- ----------------- -----------  --------------
INVESTMENT INCOME
  Dividend income........................... $     2,180    $ 1,141,701       $   124,434    $   284,698   $ 1,485,527
                                             -----------    -----------       -----------    -----------   -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................     246,961        364,804           299,043        426,612       315,652
                                             -----------    -----------       -----------    -----------   -----------

NET INVESTMENT INCOME (LOSS)................    (244,781)       776,897          (174,609)      (141,914)    1,169,875
                                             -----------    -----------       -----------    -----------   -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......           0      1,139,718                 0              0             0
  Realized gain (loss) on shares
   redeemed.................................           0        255,645           (25,831)      (455,486)      (80,810)
  Net change in unrealized gain (loss) on
   investments..............................           0        121,486         2,600,794      4,147,124     1,483,484
                                             -----------    -----------       -----------    -----------   -----------

NET GAIN (LOSS) ON INVESTMENTS..............           0      1,516,849         2,574,963      3,691,638     1,402,674
                                             -----------    -----------       -----------    -----------   -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................... $  (244,781)   $ 2,293,746       $ 2,400,354    $ 3,549,724   $ 2,572,549
                                             ===========    ===========       ===========    ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A1

                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
                                            PRUDENTIAL
                 PRUDENTIAL   PRUDENTIAL       SMALL       T. ROWE PRICE  T. ROWE PRICE                    JANUS ASPEN JANUS
PRUDENTIAL STOCK   GLOBAL      JENNISON   CAPITALIZATION   INTERNATIONAL  EQUITY INCOME INVESCO V.I. CORE     PORTFOLIO -
INDEX PORTFOLIO  PORTFOLIO    PORTFOLIO   STOCK PORTFOLIO STOCK PORTFOLIO   PORTFOLIO      EQUITY FUND    INSTITUTIONAL SHARES
---------------- ----------  -----------  --------------- --------------- ------------- ----------------- --------------------

  $23,537,089    $5,575,078  $23,688,274    $4,435,232      $1,837,735     $6,444,866      $9,074,698          $5,085,360
  -----------    ----------  -----------    ----------      ----------     ----------      ----------          ----------
  $23,537,089    $5,575,078  $23,688,274    $4,435,232      $1,837,735     $6,444,866      $9,074,698          $5,085,360
  ===========    ==========  ===========    ==========      ==========     ==========      ==========          ==========

  $23,537,089    $5,575,078  $23,688,274    $4,435,232      $1,837,735     $6,444,866      $9,074,698          $5,085,360
  -----------    ----------  -----------    ----------      ----------     ----------      ----------          ----------
  $23,537,089    $5,575,078  $23,688,274    $4,435,232      $1,837,735     $6,444,866      $9,074,698          $5,085,360
  ===========    ==========  ===========    ==========      ==========     ==========      ==========          ==========

   12,163,692     3,127,004   11,490,600     1,447,624       1,239,510      2,698,038       4,530,883           2,872,755
  ===========    ==========  ===========    ==========      ==========     ==========      ==========          ==========

      660,227       284,879      877,994       238,967         132,211        289,397         301,085             192,263
  $     35.65    $    19.57  $     26.98    $    18.56      $    13.90     $    22.27      $    30.14          $    26.45
  $21,526,528    $5,471,654  $20,097,455    $3,918,005      $1,779,458     $5,715,445      $7,370,095          $4,978,064


                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
                                            PRUDENTIAL
                 PRUDENTIAL   PRUDENTIAL       SMALL       T. ROWE PRICE  T. ROWE PRICE                    JANUS ASPEN JANUS
PRUDENTIAL STOCK   GLOBAL      JENNISON   CAPITALIZATION   INTERNATIONAL  EQUITY INCOME INVESCO V.I. CORE     PORTFOLIO -
INDEX PORTFOLIO  PORTFOLIO    PORTFOLIO   STOCK PORTFOLIO STOCK PORTFOLIO   PORTFOLIO      EQUITY FUND    INSTITUTIONAL SHARES
---------------- ----------  -----------  --------------- --------------- ------------- ----------------- --------------------
   01/01/2012    01/01/2012   01/01/2012    01/01/2012      01/01/2012     01/01/2012      01/01/2012          01/01/2012
       TO            TO           TO            TO              TO             TO              TO                  TO
   12/31/2012    12/31/2012   12/31/2012    12/31/2012      12/31/2012     12/31/2012      12/31/2012          12/31/2012
---------------- ----------  -----------  --------------- --------------- ------------- ----------------- --------------------
  $   415,771    $   89,939  $    39,056    $   27,486      $   22,345     $  139,979      $   88,593          $   28,653
  -----------    ----------  -----------    ----------      ----------     ----------      ----------          ----------


      354,630        80,315      356,134        62,666          24,376         91,428         128,904              73,058
  -----------    ----------  -----------    ----------      ----------     ----------      ----------          ----------

       61,141         9,624     (317,078)      (35,180)         (2,031)        48,551         (40,311)            (44,405)
  -----------    ----------  -----------    ----------      ----------     ----------      ----------          ----------

       73,521             0            0       228,962               0              0               0              89,288

      348,859       (10,604)     592,328        64,391          (2,769)        78,505         204,223              (6,820)

    2,762,567       815,282    3,102,356       349,869         277,759        819,802         912,898             780,632
  -----------    ----------  -----------    ----------      ----------     ----------      ----------          ----------

    3,184,947       804,678    3,694,684       643,222         274,990        898,307       1,117,121             863,100
  -----------    ----------  -----------    ----------      ----------     ----------      ----------          ----------

  $ 3,246,088    $  814,302  $ 3,377,606    $  608,042      $  272,959     $  946,858      $1,076,810          $  818,695
  ===========    ==========  ===========    ==========      ==========     ==========      ==========          ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                           SUBACCOUNTS
                                             ----------------------------------------------------------------------
                                              JANUS ASPEN                                           FTVIP FRANKLIN
                                               OVERSEAS       MFS(R)        MFS(R)                   SMALL-MID CAP
                                              PORTFOLIO -    RESEARCH       GROWTH      AMERICAN        GROWTH
                                             INSTITUTIONAL   SERIES -      SERIES -    CENTURY VP  SECURITIES FUND -
                                                SHARES     INITIAL CLASS INITIAL CLASS VALUE FUND       CLASS 2
                                             ------------- ------------- ------------- ----------  -----------------
ASSETS
  Investment in the portfolios, at fair
   value....................................  $8,556,231    $1,601,446    $5,897,749   $2,317,673     $2,702,927
                                              ----------    ----------    ----------   ----------     ----------
  Net Assets................................  $8,556,231    $1,601,446    $5,897,749   $2,317,673     $2,702,927
                                              ==========    ==========    ==========   ==========     ==========

NET ASSETS, representing:
  Accumulation units........................  $8,556,231    $1,601,446    $5,897,749   $2,317,673     $2,702,927
                                              ----------    ----------    ----------   ----------     ----------
                                              $8,556,231    $1,601,446    $5,897,749   $2,317,673     $2,702,927
                                              ==========    ==========    ==========   ==========     ==========

  Units outstanding.........................   2,538,273       852,060     3,081,086    1,041,468      1,402,007
                                              ==========    ==========    ==========   ==========     ==========

  Portfolio shares held.....................     225,401        73,326       204,570      355,471        128,466
  Portfolio net asset value per share.......  $    37.96    $    21.84    $    28.83   $     6.52     $    21.04
  Investment in portfolio shares, at cost...  $7,389,136    $1,283,275    $4,806,175   $2,329,949     $2,663,090

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                           SUBACCOUNTS
                                             ----------------------------------------------------------------------
                                              JANUS ASPEN                                           FTVIP FRANKLIN
                                               OVERSEAS       MFS(R)        MFS(R)                   SMALL-MID CAP
                                              PORTFOLIO -    RESEARCH       GROWTH      AMERICAN        GROWTH
                                             INSTITUTIONAL   SERIES -      SERIES -    CENTURY VP  SECURITIES FUND -
                                                SHARES     INITIAL CLASS INITIAL CLASS VALUE FUND       CLASS 2
                                             ------------- ------------- ------------- ----------  -----------------
                                              01/01/2012    01/01/2012    01/01/2012   01/01/2012     01/01/2012
                                                  TO            TO            TO           TO             TO
                                              12/31/2012    12/31/2012    12/31/2012   12/31/2012     12/31/2012
                                             ------------- ------------- ------------- ----------  -----------------
INVESTMENT INCOME
  Dividend income...........................  $   59,768    $   12,894    $        0   $   45,961     $        0
                                              ----------    ----------    ----------   ----------     ----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................     120,813        22,879        83,026       33,573         38,481
                                              ----------    ----------    ----------   ----------     ----------

NET INVESTMENT INCOME (LOSS)................     (61,045)       (9,985)      (83,026)      12,388        (38,481)
                                              ----------    ----------    ----------   ----------     ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......     915,648             0             0            0        198,220
  Realized gain (loss) on shares
   redeemed.................................     203,028        45,260       129,543      (25,601)         7,673
  Net change in unrealized gain (loss) on
   investments..............................     (74,237)      206,058       834,252      303,551         75,483
                                              ----------    ----------    ----------   ----------     ----------

NET GAIN (LOSS) ON INVESTMENTS..............   1,044,439       251,318       963,795      277,950        281,376
                                              ----------    ----------    ----------   ----------     ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................  $  983,394    $  241,333    $  880,769   $  290,338     $  242,895
                                              ==========    ==========    ==========   ==========     ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A3

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                                                                               PRUDENTIAL
                            ALLIANCEBERNSTEIN PRUDENTIAL                      SP PRUDENTIAL PRUDENTIAL SP
  PRUDENTIAL                  VPS LARGE CAP    SP SMALL    JANUS ASPEN JANUS  U.S. EMERGING INTERNATIONAL  PRUDENTIAL SP
JENNISON 20/20  DAVIS VALUE GROWTH PORTFOLIO  CAP VALUE   PORTFOLIO - SERVICE    GROWTH        GROWTH      INTERNATIONAL
FOCUS PORTFOLIO  PORTFOLIO       CLASS B      PORTFOLIO         SHARES          PORTFOLIO     PORTFOLIO   VALUE PORTFOLIO
--------------- ----------- ----------------- ----------  ------------------- ------------- ------------- ---------------
  $4,016,134    $2,130,939      $457,152      $9,189,254       $389,239        $8,478,809    $2,642,339     $2,374,218
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------
  $4,016,134    $2,130,939      $457,152      $9,189,254       $389,239        $8,478,809    $2,642,339     $2,374,218
  ==========    ==========      ========      ==========       ========        ==========    ==========     ==========

  $4,016,134    $2,130,939      $457,152      $9,189,254       $389,239        $8,478,809    $2,642,339     $2,374,218
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------
  $4,016,134    $2,130,939      $457,152      $9,189,254       $389,239        $8,478,809    $2,642,339     $2,374,218
  ==========    ==========      ========      ==========       ========        ==========    ==========     ==========

   2,215,043     1,842,533       671,147       4,681,532        354,179         3,841,916     1,850,761      1,533,494
  ==========    ==========      ========      ==========       ========        ==========    ==========     ==========

     252,111       194,962        15,048         670,748         14,896         1,005,790       498,555        358,643
  $    15.93    $    10.93      $  30.38      $    13.70       $  26.13        $     8.43    $     5.30     $     6.62
  $3,427,540    $2,159,721      $429,619      $8,319,087       $304,117        $7,259,235    $3,096,296     $2,904,011


                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                                                                               PRUDENTIAL
                            ALLIANCEBERNSTEIN PRUDENTIAL                      SP PRUDENTIAL PRUDENTIAL SP
  PRUDENTIAL                  VPS LARGE CAP    SP SMALL    JANUS ASPEN JANUS  U.S. EMERGING INTERNATIONAL  PRUDENTIAL SP
JENNISON 20/20  DAVIS VALUE GROWTH PORTFOLIO  CAP VALUE   PORTFOLIO - SERVICE    GROWTH        GROWTH      INTERNATIONAL
FOCUS PORTFOLIO  PORTFOLIO       CLASS B      PORTFOLIO         SHARES          PORTFOLIO     PORTFOLIO   VALUE PORTFOLIO
--------------- ----------- ----------------- ----------  ------------------- ------------- ------------- ---------------
  01/01/2012    01/01/2012     01/01/2012     01/01/2012      01/01/2012       01/01/2012    01/01/2012     01/01/2012
      TO            TO             TO             TO              TO               TO            TO             TO
  12/31/2012    12/31/2012     12/31/2012     12/31/2012      12/31/2012       12/31/2012    12/31/2012     12/31/2012
--------------- ----------- ----------------- ----------  ------------------- ------------- ------------- ---------------
  $        0    $   34,916      $    145      $   43,998       $  1,886        $   37,960    $   17,839     $   67,583
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------


      57,052        30,093         6,848         149,992          7,106           142,745        42,511         39,548
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------

     (57,052)        4,823        (6,703)       (105,994)        (5,220)         (104,785)      (24,672)        28,035
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------

     142,038       128,020             0               0          7,934           654,025             0              0
      82,708         5,966         4,568          77,414         24,779           319,389      (172,428)      (250,350)

     204,349        97,350        71,759       1,310,579         38,273           445,233       695,469        577,066
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------

     429,095       231,336        76,327       1,387,993         70,986         1,418,647       523,041        326,716
  ----------    ----------      --------      ----------       --------        ----------    ----------     ----------

  $  372,043    $  236,159      $ 69,624      $1,281,999       $ 65,766        $1,313,862    $  498,369     $  354,751
  ==========    ==========      ========      ==========       ========        ==========    ==========     ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                               SUBACCOUNTS
                                             -------------------------------------------------------------------------------
                                                   AST                          AST SCHRODERS                 AST J.P. MORGAN
                                              GOLDMAN SACHS    AST AMERICAN   MULTI-ASSET WORLD  AST COHEN &     STRATEGIC
                                                LARGE-CAP    CENTURY INCOME &    STRATEGIES     STEERS REALTY  OPPORTUNITIES
                                             VALUE PORTFOLIO GROWTH PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO
                                             --------------- ---------------- ----------------- ------------- ---------------
ASSETS
  Investment in the portfolios, at fair
   value....................................   $14,804,482      $        0      $163,821,978     $18,830,252   $144,461,910
                                               -----------      ----------      ------------     -----------   ------------
  Net Assets................................   $14,804,482      $        0      $163,821,978     $18,830,252   $144,461,910
                                               ===========      ==========      ============     ===========   ============

NET ASSETS, representing:
  Accumulation units........................   $14,804,482      $        0      $163,821,978     $18,830,252   $144,461,910
                                               -----------      ----------      ------------     -----------   ------------
                                               $14,804,482      $        0      $163,821,978     $18,830,252   $144,461,910
                                               ===========      ==========      ============     ===========   ============

  Units outstanding.........................     1,312,699               0        14,548,632       1,350,938     12,551,418
                                               ===========      ==========      ============     ===========   ============

  Portfolio shares held.....................       840,209               0        11,845,407       2,565,429     10,281,986
  Portfolio net asset value per share.......   $     17.62      $        0      $      13.83     $      7.34   $      14.05
  Investment in portfolio shares, at cost...   $13,182,391      $        0      $155,268,094     $17,216,407   $133,529,218

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                               SUBACCOUNTS
                                             -------------------------------------------------------------------------------
                                                   AST                          AST SCHRODERS                 AST J.P. MORGAN
                                              GOLDMAN SACHS    AST AMERICAN   MULTI-ASSET WORLD  AST COHEN &     STRATEGIC
                                                LARGE-CAP    CENTURY INCOME &    STRATEGIES     STEERS REALTY  OPPORTUNITIES
                                             VALUE PORTFOLIO GROWTH PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO
                                             --------------- ---------------- ----------------- ------------- ---------------
                                               01/01/2012       01/01/2012       01/01/2012      01/01/2012     01/01/2012
                                                   TO               TO               TO              TO             TO
                                               12/31/2012      05/04/2012**      12/31/2012      12/31/2012     12/31/2012
                                             --------------- ---------------- ----------------- ------------- ---------------
INVESTMENT INCOME
  Dividend income...........................   $   129,065      $        0      $  2,814,567     $   195,658   $  1,716,155
                                               -----------      ----------      ------------     -----------   ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................       199,329          85,753         2,409,691         251,562      1,959,776
                                               -----------      ----------      ------------     -----------   ------------

NET INVESTMENT INCOME (LOSS)................       (70,264)        (85,753)          404,876         (55,904)      (243,621)
                                               -----------      ----------      ------------     -----------   ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......             0               0                 0               0              0
  Realized gain (loss) on shares
   redeemed.................................       207,666       1,719,868           649,719         351,957        952,250
  Net change in unrealized gain (loss) on
   investments..............................     1,644,817        (604,836)        9,970,290       1,237,297      8,423,788
                                               -----------      ----------      ------------     -----------   ------------

NET GAIN (LOSS) ON INVESTMENTS..............     1,852,483       1,115,032        10,620,009       1,589,254      9,376,038
                                               -----------      ----------      ------------     -----------   ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................   $ 1,782,219      $1,029,279      $ 11,024,885     $ 1,533,350   $  9,132,417
                                               ===========      ==========      ============     ===========   ============

** Date subaccount was no longer available for investment.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A5

                                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  AST GOLDMAN
                                AST FEDERATED                                        SACHS         AST GOLDMAN
 AST BLACKROCK  AST HIGH YIELD    AGGRESSIVE      AST MID-CAP    AST SMALL-CAP    CONCENTRATED    SACHS MID-CAP    AST LARGE-CAP
VALUE PORTFOLIO   PORTFOLIO    GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO
--------------- -------------- ---------------- --------------- --------------- ---------------- ---------------- ---------------

  $13,689,815    $21,590,509     $14,553,898      $9,840,223      $8,843,631      $15,908,158      $21,760,590      $14,774,555
  -----------    -----------     -----------      ----------      ----------      -----------      -----------      -----------
  $13,689,815    $21,590,509     $14,553,898      $9,840,223      $8,843,631      $15,908,158      $21,760,590      $14,774,555
  ===========    ===========     ===========      ==========      ==========      ===========      ===========      ===========

  $13,689,815    $21,590,509     $14,553,898      $9,840,223      $8,843,631      $15,908,158      $21,760,590      $14,774,555
  -----------    -----------     -----------      ----------      ----------      -----------      -----------      -----------
  $13,689,815    $21,590,509     $14,553,898      $9,840,223      $8,843,631      $15,908,158      $21,760,590      $14,774,555
  ===========    ===========     ===========      ==========      ==========      ===========      ===========      ===========

    1,193,778      1,737,157       1,223,055         778,074         726,993        1,312,965        1,659,188        1,417,423
  ===========    ===========     ===========      ==========      ==========      ===========      ===========      ===========

    1,436,497      2,818,604       1,511,308         733,736         592,737          507,599        4,144,874        1,040,462
  $      9.53    $      7.66     $      9.63      $    13.41      $    14.92      $     31.34      $      5.25      $     14.20
  $12,800,065    $20,508,783     $13,646,030      $8,738,835      $7,829,268      $14,127,662      $20,978,804      $14,393,564


                                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  AST GOLDMAN
                                AST FEDERATED                                        SACHS         AST GOLDMAN
 AST BLACKROCK  AST HIGH YIELD    AGGRESSIVE      AST MID-CAP    AST SMALL-CAP    CONCENTRATED    SACHS MID-CAP    AST LARGE-CAP
VALUE PORTFOLIO   PORTFOLIO    GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO
--------------- -------------- ---------------- --------------- --------------- ---------------- ---------------- ---------------
  01/01/2012      01/01/2012      01/01/2012      01/01/2012      01/01/2012       01/01/2012       01/01/2012      01/01/2012
      TO              TO              TO              TO              TO               TO               TO              TO
  12/31/2012      12/31/2012      12/31/2012      12/31/2012      12/31/2012       12/31/2012       12/31/2012      12/31/2012
--------------- -------------- ---------------- --------------- --------------- ---------------- ---------------- ---------------
  $   116,991    $ 1,033,431     $         0      $   37,060      $   30,797      $    30,786      $         0      $   353,461
  -----------    -----------     -----------      ----------      ----------      -----------      -----------      -----------


      187,773        296,837         212,143         144,392         129,414          212,584          288,568          168,021
  -----------    -----------     -----------      ----------      ----------      -----------      -----------      -----------

      (70,782)       736,594        (212,143)       (107,332)        (98,617)        (181,798)        (288,568)         185,440
  -----------    -----------     -----------      ----------      ----------      -----------      -----------      -----------

            0              0               0          32,967               0                0        1,788,797                0

       80,094        198,589         297,998         217,403         186,176          394,306          288,440          (56,104)

      907,248        970,177       1,502,577         959,471         877,635        1,585,979          535,464        1,321,717
  -----------    -----------     -----------      ----------      ----------      -----------      -----------      -----------

      987,342      1,168,766       1,800,575       1,209,841       1,063,811        1,980,285        2,612,701        1,265,613
  -----------    -----------     -----------      ----------      ----------      -----------      -----------      -----------

  $   916,560    $ 1,905,360     $ 1,588,432      $1,102,509      $  965,194      $ 1,798,487      $ 2,324,133      $ 1,451,053
  ===========    ===========     ===========      ==========      ==========      ===========      ===========      ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                              SUBACCOUNTS
                                             ----------------------------------------------------------------------------
                                                                                                             AST NEUBERGER
                                             AST LORD ABBETT   AST MARSICO                   AST NEUBERGER   BERMAN / LSV
                                                CORE FIXED    CAPITAL GROWTH AST MFS GROWTH  BERMAN MID-CAP  MID-CAP VALUE
                                             INCOME PORTFOLIO   PORTFOLIO      PORTFOLIO    GROWTH PORTFOLIO   PORTFOLIO
                                             ---------------- -------------- -------------- ---------------- -------------
ASSETS
  Investment in the portfolios, at fair
   value....................................   $41,194,293     $30,011,751    $10,767,609     $19,517,409     $15,761,970
                                               -----------     -----------    -----------     -----------     -----------
  Net Assets................................   $41,194,293     $30,011,751    $10,767,609     $19,517,409     $15,761,970
                                               ===========     ===========    ===========     ===========     ===========

NET ASSETS, representing:
  Accumulation units........................   $41,194,293     $30,011,751    $10,767,609     $19,517,409     $15,761,970
                                               -----------     -----------    -----------     -----------     -----------
                                               $41,194,293     $30,011,751    $10,767,609     $19,517,409     $15,761,970
                                               ===========     ===========    ===========     ===========     ===========

  Units outstanding.........................     3,352,512       2,543,256        893,995       1,510,695       1,288,697
                                               ===========     ===========    ===========     ===========     ===========

  Portfolio shares held.....................     3,582,112       1,405,045        963,976         799,566         929,910
  Portfolio net asset value per share.......   $     11.50     $     21.36    $     11.17     $     24.41     $     16.95
  Investment in portfolio shares, at cost...   $40,001,857     $27,942,247    $ 9,738,480     $18,065,049     $14,132,111

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                              SUBACCOUNTS
                                             ----------------------------------------------------------------------------
                                                                                                             AST NEUBERGER
                                             AST LORD ABBETT   AST MARSICO                   AST NEUBERGER   BERMAN / LSV
                                                CORE FIXED    CAPITAL GROWTH AST MFS GROWTH  BERMAN MID-CAP  MID-CAP VALUE
                                             INCOME PORTFOLIO   PORTFOLIO      PORTFOLIO    GROWTH PORTFOLIO   PORTFOLIO
                                             ---------------- -------------- -------------- ---------------- -------------
                                                01/01/2012      01/01/2012     01/01/2012      01/01/2012     01/01/2012
                                                    TO              TO             TO              TO             TO
                                                12/31/2012      12/31/2012     12/31/2012      12/31/2012     12/31/2012
                                             ---------------- -------------- -------------- ---------------- -------------
INVESTMENT INCOME
  Dividend income...........................   $   358,091     $    97,729    $         0     $         0     $   124,483
                                               -----------     -----------    -----------     -----------     -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................       510,349         449,884        134,732         270,677         223,781
                                               -----------     -----------    -----------     -----------     -----------

NET INVESTMENT INCOME (LOSS)................      (152,258)       (352,155)      (134,732)       (270,677)        (99,298)
                                               -----------     -----------    -----------     -----------     -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......       851,791               0              0               0               0
  Realized gain (loss) on shares
   redeemed.................................       218,595         673,619        203,666         384,771         227,472
  Net change in unrealized gain (loss) on
   investments..............................       321,933       1,569,539        890,109       1,045,463       1,438,918
                                               -----------     -----------    -----------     -----------     -----------

NET GAIN (LOSS) ON INVESTMENTS..............     1,392,319       2,243,158      1,093,775       1,430,234       1,666,390
                                               -----------     -----------    -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................   $ 1,240,061     $ 1,891,003    $   959,043     $ 1,159,557     $ 1,567,092
                                               ===========     ===========    ===========     ===========     ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A7

                                                SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------
                 AST T. ROWE                AST T. ROWE   AST T. ROWE
   AST PIMCO     PRICE EQUITY  AST QMA US  PRICE NATURAL  PRICE ASSET                     AST JPMORGAN    AST T. ROWE
LIMITED MATURITY    INCOME    EQUITY ALPHA   RESOURCES    ALLOCATION    AST MFS GLOBAL   INTERNATIONAL    PRICE GLOBAL
 BOND PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO   EQUITY PORTFOLIO EQUITY PORTFOLIO BOND PORTFOLIO
---------------- ------------ ------------ ------------- ------------  ---------------- ---------------- --------------

  $21,291,795    $20,789,254   $7,120,449   $29,949,908  $550,691,991    $14,766,508      $19,759,279     $17,671,374
  -----------    -----------   ----------   -----------  ------------    -----------      -----------     -----------
  $21,291,795    $20,789,254   $7,120,449   $29,949,908  $550,691,991    $14,766,508      $19,759,279     $17,671,374
  ===========    ===========   ==========   ===========  ============    ===========      ===========     ===========

  $21,291,795    $20,789,254   $7,120,449   $29,949,908  $550,691,991    $14,766,508      $19,759,279     $17,671,374
  -----------    -----------   ----------   -----------  ------------    -----------      -----------     -----------
  $21,291,795    $20,789,254   $7,120,449   $29,949,908  $550,691,991    $14,766,508      $19,759,279     $17,671,374
  ===========    ===========   ==========   ===========  ============    ===========      ===========     ===========

    1,960,957      1,858,286      566,643     2,964,339    45,661,822      1,168,557        1,787,971       1,571,463
  ===========    ===========   ==========   ===========  ============    ===========      ===========     ===========

    2,012,457      2,188,342      523,562     1,520,300    28,877,399      1,244,019          890,058       1,579,211
  $     10.58    $      9.50   $    13.60   $     19.70  $      19.07    $     11.87      $     22.20     $     11.19
  $21,317,450    $18,877,996   $6,539,855   $30,326,997  $505,981,779    $12,836,854      $17,466,766     $17,520,676


                                                SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------
                 AST T. ROWE                AST T. ROWE   AST T. ROWE
   AST PIMCO     PRICE EQUITY  AST QMA US  PRICE NATURAL  PRICE ASSET                     AST JPMORGAN    AST T. ROWE
LIMITED MATURITY    INCOME    EQUITY ALPHA   RESOURCES    ALLOCATION    AST MFS GLOBAL   INTERNATIONAL    PRICE GLOBAL
 BOND PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO   EQUITY PORTFOLIO EQUITY PORTFOLIO BOND PORTFOLIO
---------------- ------------ ------------ ------------- ------------  ---------------- ---------------- --------------
   01/01/2012     01/01/2012   01/01/2012   01/01/2012    01/01/2012      01/01/2012       01/01/2012      01/01/2012
       TO             TO           TO           TO            TO              TO               TO              TO
   12/31/2012     12/31/2012   12/31/2012   12/31/2012    12/31/2012      12/31/2012       12/31/2012      12/31/2012
---------------- ------------ ------------ ------------- ------------  ---------------- ---------------- --------------
  $   258,485    $    25,073   $   41,348   $   108,212  $  5,116,398    $   121,058      $   280,999     $   361,781
  -----------    -----------   ----------   -----------  ------------    -----------      -----------     -----------


      329,353        244,565       95,332       445,804     6,933,632        190,325          276,841         248,388
  -----------    -----------   ----------   -----------  ------------    -----------      -----------     -----------

      (70,868)      (219,492)     (53,984)     (337,592)   (1,817,234)       (69,267)           4,158         113,393
  -----------    -----------   ----------   -----------  ------------    -----------      -----------     -----------

      633,956              0            0             0     3,244,064              0                0         251,729

       (8,495)       272,418      210,908      (938,086)    3,780,200        243,678           47,047          31,346

       44,946      1,711,409      534,982     1,295,662    34,237,999      1,903,728        2,750,619         118,159
  -----------    -----------   ----------   -----------  ------------    -----------      -----------     -----------

      670,407      1,983,827      745,890       357,576    41,262,263      2,147,406        2,797,666         401,234
  -----------    -----------   ----------   -----------  ------------    -----------      -----------     -----------

  $   599,539    $ 1,764,335   $  691,906   $    19,984  $ 39,445,029    $ 2,078,139      $ 2,801,824     $   514,627
  ===========    ===========   ==========   ===========  ============    ===========      ===========     ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                           SUBACCOUNTS
                                             -----------------------------------------------------------------------
                                                                            AST ACADEMIC                    AST
                                              AST WELLINGTON  AST CAPITAL    STRATEGIES   AST BALANCED  PRESERVATION
                                                MANAGEMENT    GROWTH ASSET     ASSET         ASSET         ASSET
                                                  HEDGED       ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION
                                             EQUITY PORTFOLIO  PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                             ---------------- ------------  ------------  ------------  ------------
ASSETS
  Investment in the portfolios, at fair
   value....................................   $39,949,959    $337,550,536  $348,772,697  $532,182,338  $426,840,024
                                               -----------    ------------  ------------  ------------  ------------
  Net Assets................................   $39,949,959    $337,550,536  $348,772,697  $532,182,338  $426,840,024
                                               ===========    ============  ============  ============  ============

NET ASSETS, representing:
  Accumulation units........................   $39,949,959    $337,550,536  $348,772,697  $532,182,338  $426,840,024
                                               -----------    ------------  ------------  ------------  ------------
                                               $39,949,959    $337,550,536  $348,772,697  $532,182,338  $426,840,024
                                               ===========    ============  ============  ============  ============

  Units outstanding.........................     4,100,061      29,647,790    30,992,629    45,923,327    36,655,273
                                               ===========    ============  ============  ============  ============

  Portfolio shares held.....................     4,015,071      29,557,840    30,513,797    45,369,338    35,422,409
  Portfolio net asset value per share.......   $      9.95    $      11.42  $      11.43  $      11.73  $      12.05
  Investment in portfolio shares, at cost...   $37,520,076    $310,927,252  $320,394,491  $491,616,071  $407,149,474

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                           SUBACCOUNTS
                                             -----------------------------------------------------------------------
                                                                            AST ACADEMIC                    AST
                                              AST WELLINGTON  AST CAPITAL    STRATEGIES   AST BALANCED  PRESERVATION
                                                MANAGEMENT    GROWTH ASSET     ASSET         ASSET         ASSET
                                                  HEDGED       ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION
                                             EQUITY PORTFOLIO  PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                             ---------------- ------------  ------------  ------------  ------------
                                                01/01/2012     01/01/2012    01/01/2012    01/01/2012    01/01/2012
                                                    TO             TO            TO            TO            TO
                                                12/31/2012     12/31/2012    12/31/2012    12/31/2012    12/31/2012
                                             ---------------- ------------  ------------  ------------  ------------
INVESTMENT INCOME
  Dividend income...........................   $    74,461    $  2,300,420  $  3,069,302  $  4,228,995  $  3,813,902
                                               -----------    ------------  ------------  ------------  ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................       480,906       5,041,229     5,552,386     7,788,468     5,950,363
                                               -----------    ------------  ------------  ------------  ------------

NET INVESTMENT INCOME (LOSS)................      (406,445)     (2,740,809)   (2,483,084)   (3,559,473)   (2,136,461)
                                               -----------    ------------  ------------  ------------  ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......             0               0             0    13,537,034    19,769,310
  Realized gain (loss) on shares
   redeemed.................................       256,583       4,530,791     3,262,162     5,104,906     1,988,511
  Net change in unrealized gain (loss) on
   investments..............................     2,226,379      25,645,314    27,729,344    26,157,340     6,895,289
                                               -----------    ------------  ------------  ------------  ------------

NET GAIN (LOSS) ON INVESTMENTS..............     2,482,962      30,176,105    30,991,506    44,799,280    28,653,110
                                               -----------    ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................   $ 2,076,517    $ 27,435,296  $ 28,508,422  $ 41,239,807  $ 26,516,649
                                               ===========    ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A9

                                          SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
 AST FIRST        AST FIRST                 AST T. ROWE
   TRUST        TRUST CAPITAL     AST          PRICE                      AST                          AST
  BALANCED      APPRECIATION    ADVANCED     LARGE-CAP    AST MONEY    SMALL-CAP     AST PIMCO    INTERNATIONAL
   TARGET          TARGET      STRATEGIES     GROWTH        MARKET       GROWTH     TOTAL RETURN      VALUE
 PORTFOLIO        PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO   BOND PORTFOLIO   PORTFOLIO
------------    ------------- ------------  -----------  -----------  -----------  -------------- -------------
$248,028,103    $222,116,253  $379,954,133  $34,617,197  $19,916,588  $13,871,106   $247,468,156   $7,387,404
------------    ------------  ------------  -----------  -----------  -----------   ------------   ----------
$248,028,103    $222,116,253  $379,954,133  $34,617,197  $19,916,588  $13,871,106   $247,468,156   $7,387,404
============    ============  ============  ===========  ===========  ===========   ============   ==========

$248,028,103    $222,116,253  $379,954,133  $34,617,197  $19,916,588  $13,871,106   $247,468,156   $7,387,404
------------    ------------  ------------  -----------  -----------  -----------   ------------   ----------
$248,028,103    $222,116,253  $379,954,133  $34,617,197  $19,916,588  $13,871,106   $247,468,156   $7,387,404
============    ============  ============  ===========  ===========  ===========   ============   ==========

  21,669,843      19,406,256    31,622,440    2,773,359    2,056,152    1,035,622     21,224,806      705,540
============    ============  ============  ===========  ===========  ===========   ============   ==========

  24,245,171      21,733,489    31,453,157    2,419,091   19,916,588      612,141     19,765,827      480,951
$      10.23    $      10.22  $      12.08  $     14.31  $      1.00  $     22.66   $      12.52   $    15.36
$232,690,882    $209,194,834  $349,653,304  $31,423,316  $19,916,588  $12,459,763   $238,583,310   $6,916,786


                                          SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
 AST FIRST        AST FIRST                 AST T. ROWE
   TRUST        TRUST CAPITAL     AST          PRICE                      AST                          AST
  BALANCED      APPRECIATION    ADVANCED     LARGE-CAP    AST MONEY    SMALL-CAP     AST PIMCO    INTERNATIONAL
   TARGET          TARGET      STRATEGIES     GROWTH        MARKET       GROWTH     TOTAL RETURN      VALUE
 PORTFOLIO        PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO   BOND PORTFOLIO   PORTFOLIO
------------    ------------- ------------  -----------  -----------  -----------  -------------- -------------
 01/01/2012      01/01/2012    01/01/2012   01/01/2012    01/01/2012   01/01/2012    01/01/2012    01/01/2012
     TO              TO            TO           TO            TO           TO            TO            TO
 12/31/2012      12/31/2012    12/31/2012   12/31/2012    12/31/2012   12/31/2012    12/31/2012    12/31/2012
------------    ------------- ------------  -----------  -----------  -----------  -------------- -------------
$  3,762,850    $  2,212,537  $  3,698,718  $         0  $     1,892  $         0   $  5,301,988   $  133,328
------------    ------------  ------------  -----------  -----------  -----------   ------------   ----------


   3,387,700       2,953,939     4,824,454      450,257      333,708      200,792      3,457,513      106,704
------------    ------------  ------------  -----------  -----------  -----------   ------------   ----------

     375,150        (741,402)   (1,125,736)    (450,257)    (331,816)    (200,792)     1,844,475       26,624
------------    ------------  ------------  -----------  -----------  -----------   ------------   ----------

           0               0       978,632            0            0            0      2,122,034            0
   1,121,650       1,325,613     2,685,004      595,258            0      232,825      1,368,839      (88,699)

  12,984,047      13,624,196    25,417,674    2,690,050            0      828,600      9,112,176      833,703
------------    ------------  ------------  -----------  -----------  -----------   ------------   ----------

  14,105,697      14,949,809    29,081,310    3,285,308            0    1,061,425     12,603,049      745,004
------------    ------------  ------------  -----------  -----------  -----------   ------------   ----------

$ 14,480,847    $ 14,208,407  $ 27,955,574  $ 2,835,051  $  (331,816) $   860,633   $ 14,447,524   $  771,628
============    ============  ============  ===========  ===========  ===========   ============   ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                           SUBACCOUNTS
                                             -----------------------------------------------------------------------
                                                  AST
                                             INTERNATIONAL     NVIT     AST INVESTMENT   AST WESTERN
                                                GROWTH      DEVELOPING    GRADE BOND   ASSET CORE PLUS    AST BOND
                                               PORTFOLIO   MARKETS FUND   PORTFOLIO    BOND PORTFOLIO  PORTFOLIO 2018
                                             ------------- ------------ -------------- --------------- --------------
ASSETS
  Investment in the portfolios, at fair
   value....................................  $12,832,439    $665,169    $272,250,724    $45,582,105    $21,894,358
                                              -----------    --------    ------------    -----------    -----------
  Net Assets................................  $12,832,439    $665,169    $272,250,724    $45,582,105    $21,894,358
                                              ===========    ========    ============    ===========    ===========

NET ASSETS, representing:
  Accumulation units........................  $12,832,439    $665,169    $272,250,724    $45,582,105    $21,894,358
                                              -----------    --------    ------------    -----------    -----------
                                              $12,832,439    $665,169    $272,250,724    $45,582,105    $21,894,358
                                              ===========    ========    ============    ===========    ===========

  Units outstanding.........................    1,205,057      44,357      20,928,766      3,919,578      1,799,476
                                              ===========    ========    ============    ===========    ===========

  Portfolio shares held.....................    1,081,993     105,582      41,250,110      4,252,062      1,764,251
  Portfolio net asset value per share.......  $     11.86    $   6.30    $       6.60    $     10.72    $     12.41
  Investment in portfolio shares, at cost...  $11,575,031    $885,617    $267,407,251    $44,963,434    $20,657,784

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                           SUBACCOUNTS
                                             -----------------------------------------------------------------------
                                                  AST
                                             INTERNATIONAL     NVIT     AST INVESTMENT   AST WESTERN
                                                GROWTH      DEVELOPING    GRADE BOND   ASSET CORE PLUS    AST BOND
                                               PORTFOLIO   MARKETS FUND   PORTFOLIO    BOND PORTFOLIO  PORTFOLIO 2018
                                             ------------- ------------ -------------- --------------- --------------
                                              01/01/2012    01/01/2012    01/01/2012     01/01/2012      01/01/2012
                                                  TO            TO            TO             TO              TO
                                              12/31/2012    12/31/2012    12/31/2012     12/31/2012      12/31/2012
                                             ------------- ------------ -------------- --------------- --------------
INVESTMENT INCOME
  Dividend income...........................  $   106,131    $    667    $  5,008,576    $ 1,302,848    $   100,867
                                              -----------    --------    ------------    -----------    -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................      169,632      10,630       6,190,071        697,665        464,780
                                              -----------    --------    ------------    -----------    -----------

NET INVESTMENT INCOME (LOSS)................      (63,501)     (9,963)     (1,181,495)       605,183       (363,913)
                                              -----------    --------    ------------    -----------    -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......            0           0       5,700,628      1,333,248        110,842
  Realized gain (loss) on shares
   redeemed.................................       46,543     (74,592)     35,842,163        345,313        344,006
  Net change in unrealized gain (loss) on
   investments..............................    1,639,718     177,614      (9,733,697)       (19,061)       622,643
                                              -----------    --------    ------------    -----------    -----------

NET GAIN (LOSS) ON INVESTMENTS..............    1,686,261     103,022      31,809,094      1,659,500      1,077,491
                                              -----------    --------    ------------    -----------    -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................  $ 1,622,760    $ 93,059    $ 30,627,599    $ 2,264,683    $   713,578
                                              ===========    ========    ============    ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A11

                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                               FRANKLIN                                        AST CLS
               AST GLOBAL   AST PARAMETRIC   TEMPLETON VIP    AST GOLDMAN    AST SCHRODERS  MODERATE ASSET AST J.P. MORGAN
   AST BOND    REAL ESTATE EMERGING MARKETS FOUNDING FUNDS  SACHS SMALL-CAP GLOBAL TACTICAL   ALLOCATION   GLOBAL THEMATIC
PORTFOLIO 2019  PORTFOLIO  EQUITY PORTFOLIO ALLOCATION FUND VALUE PORTFOLIO    PORTFOLIO      PORTFOLIO       PORTFOLIO
-------------- ----------- ---------------- --------------- --------------- --------------- -------------- ---------------
  $2,283,140   $7,170,435    $26,030,950      $         0     $19,892,230    $179,780,827    $235,725,370   $111,416,624
  ----------   ----------    -----------      -----------     -----------    ------------    ------------   ------------
  $2,283,140   $7,170,435    $26,030,950      $         0     $19,892,230    $179,780,827    $235,725,370   $111,416,624
  ==========   ==========    ===========      ===========     ===========    ============    ============   ============

  $2,283,140   $7,170,435    $26,030,950      $         0     $19,892,230    $179,780,827    $235,725,370   $111,416,624
  ----------   ----------    -----------      -----------     -----------    ------------    ------------   ------------
  $2,283,140   $7,170,435    $26,030,950      $         0     $19,892,230    $179,780,827    $235,725,370   $111,416,624
  ==========   ==========    ===========      ===========     ===========    ============    ============   ============

     183,095      547,133      2,458,495                0       1,524,692      15,190,242      21,003,523      9,458,185
  ==========   ==========    ===========      ===========     ===========    ============    ============   ============

     220,593      760,385      2,908,486                0       1,642,628      15,171,378      23,087,695     10,306,811
  $    10.35   $     9.43    $      8.95      $         0     $     12.11    $      11.85    $      10.21   $      10.81
  $2,286,948   $6,196,181    $24,575,045      $         0     $17,681,673    $165,385,638    $225,543,768   $103,336,058


                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                               FRANKLIN                                        AST CLS
               AST GLOBAL   AST PARAMETRIC   TEMPLETON VIP    AST GOLDMAN    AST SCHRODERS  MODERATE ASSET AST J.P. MORGAN
   AST BOND    REAL ESTATE EMERGING MARKETS FOUNDING FUNDS  SACHS SMALL-CAP GLOBAL TACTICAL   ALLOCATION   GLOBAL THEMATIC
PORTFOLIO 2019  PORTFOLIO  EQUITY PORTFOLIO ALLOCATION FUND VALUE PORTFOLIO    PORTFOLIO      PORTFOLIO       PORTFOLIO
-------------- ----------- ---------------- --------------- --------------- --------------- -------------- ---------------
  01/01/2012   01/01/2012     01/01/2012      01/01/2012      01/01/2012      01/01/2012      01/01/2012     01/01/2012
      TO           TO             TO              TO              TO              TO              TO             TO
  12/31/2012   12/31/2012     12/31/2012     09/21/2012**     12/31/2012      12/31/2012      12/31/2012     12/31/2012
-------------- ----------- ---------------- --------------- --------------- --------------- -------------- ---------------
  $    2,349   $   81,801    $   247,236      $ 4,634,544     $    78,376    $    606,948    $    934,844   $    372,802
  ----------   ----------    -----------      -----------     -----------    ------------    ------------   ------------

      15,999       93,211        369,212        1,906,338         273,589       2,244,875       2,927,793      1,410,500
  ----------   ----------    -----------      -----------     -----------    ------------    ------------   ------------

     (13,650)     (11,410)      (121,976)       2,728,206        (195,213)     (1,637,927)     (1,992,949)    (1,037,698)
  ----------   ----------    -----------      -----------     -----------    ------------    ------------   ------------

      29,557            0        339,838                0               0         602,053       4,402,813        496,390

      (1,419)     134,049       (336,541)      15,394,586         409,844       2,099,981         984,445        818,542

      (3,809)     993,606      2,880,354       (2,097,431)      1,514,979      13,523,798       8,685,465      7,800,617
  ----------   ----------    -----------      -----------     -----------    ------------    ------------   ------------

      24,329    1,127,655      2,883,651       13,297,155       1,924,823      16,225,832      14,072,723      9,115,549
  ----------   ----------    -----------      -----------     -----------    ------------    ------------   ------------

  $   10,679   $1,116,245    $ 2,761,675      $16,025,361     $ 1,729,610    $ 14,587,905    $ 12,079,774   $  8,077,851
  ==========   ==========    ===========      ===========     ===========    ============    ============   ============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                          SUBACCOUNTS
                                             --------------------------------------------------------------------
                                              AST HORIZON
                                             MODERATE ASSET AST FI PYRAMIS(R) PROFUND VP   PROFUND VP
                                               ALLOCATION   ASSET ALLOCATION   CONSUMER  CONSUMER GOODS PROFUND VP
                                               PORTFOLIO        PORTFOLIO      SERVICES    PORTFOLIO    FINANCIALS
                                             -------------- ----------------- ---------- -------------- ----------
ASSETS
  Investment in the portfolios, at fair
   value....................................  $139,813,228    $120,257,369     $329,782     $309,540     $469,299
                                              ------------    ------------     --------     --------     --------
  Net Assets................................  $139,813,228    $120,257,369     $329,782     $309,540     $469,299
                                              ============    ============     ========     ========     ========

NET ASSETS, representing:
  Accumulation units........................  $139,813,228    $120,257,369     $329,782     $309,540     $469,299
                                              ------------    ------------     --------     --------     --------
                                              $139,813,228    $120,257,369     $329,782     $309,540     $469,299
                                              ============    ============     ========     ========     ========

  Units outstanding.........................    12,411,997      10,343,938       24,272       25,290       68,847
                                              ============    ============     ========     ========     ========

  Portfolio shares held.....................    13,202,382      11,388,008        8,034        7,712       22,064
  Portfolio net asset value per share.......  $      10.59    $      10.56     $  41.05     $  40.14     $  21.27
  Investment in portfolio shares, at cost...  $132,929,235    $111,661,207     $236,850     $247,113     $381,832

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                          SUBACCOUNTS
                                             --------------------------------------------------------------------
                                              AST HORIZON
                                             MODERATE ASSET AST FI PYRAMIS(R) PROFUND VP   PROFUND VP
                                               ALLOCATION   ASSET ALLOCATION   CONSUMER  CONSUMER GOODS PROFUND VP
                                               PORTFOLIO        PORTFOLIO      SERVICES    PORTFOLIO    FINANCIALS
                                             -------------- ----------------- ---------- -------------- ----------
                                               01/01/2012      01/01/2012     01/01/2012   01/01/2012   01/01/2012
                                                   TO              TO             TO           TO           TO
                                               12/31/2012      12/31/2012     12/31/2012   12/31/2012   12/31/2012
                                             -------------- ----------------- ---------- -------------- ----------
INVESTMENT INCOME
  Dividend income...........................  $    664,747    $    434,455     $      0     $  3,092     $    515
                                              ------------    ------------     --------     --------     --------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................     1,928,723       1,520,520        5,515        5,269        7,454
                                              ------------    ------------     --------     --------     --------

NET INVESTMENT INCOME (LOSS)................    (1,263,976)     (1,086,065)      (5,515)      (2,177)      (6,939)
                                              ------------    ------------     --------     --------     --------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......     2,879,907               0        1,660            0            0
  Realized gain (loss) on shares
   redeemed.................................       627,204         716,635       28,512       17,887       24,480
  Net change in unrealized gain (loss) on
   investments..............................     5,821,376       8,675,694       41,779       14,842       83,373
                                              ------------    ------------     --------     --------     --------

NET GAIN (LOSS) ON INVESTMENTS..............     9,328,487       9,392,329       71,951       32,729      107,853
                                              ------------    ------------     --------     --------     --------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................  $  8,064,511    $  8,306,264     $ 66,436     $ 30,552     $100,914
                                              ============    ============     ========     ========     ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A13

                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------
                        PROFUND VP PROFUND VP             PROFUND VP PROFUND VP
PROFUND VP  PROFUND VP   MID-CAP    MID-CAP   PROFUND VP  SMALL-CAP  SMALL-CAP      PROFUND VP
HEALTH CARE INDUSTRIALS   GROWTH     VALUE    REAL ESTATE   GROWTH     VALUE    TELECOMMUNICATIONS
----------- ----------- ---------- ---------- ----------- ---------- ---------- ------------------

 $374,852    $315,112    $119,203   $69,651    $144,105    $31,817    $20,483        $246,598
 --------    --------    --------   -------    --------    -------    -------        --------
 $374,852    $315,112    $119,203   $69,651    $144,105    $31,817    $20,483        $246,598
 ========    ========    ========   =======    ========    =======    =======        ========

 $374,852    $315,112    $119,203   $69,651    $144,105    $31,817    $20,483        $246,598
 --------    --------    --------   -------    --------    -------    -------        --------
 $374,852    $315,112    $119,203   $69,651    $144,105    $31,817    $20,483        $246,598
 ========    ========    ========   =======    ========    =======    =======        ========

   30,013      31,372      10,255     6,471      14,160      2,741      1,847          24,409
 ========    ========    ========   =======    ========    =======    =======        ========

   10,098       7,564       3,110     2,398       2,788        975        674          29,533
 $  37.12    $  41.66    $  38.33   $ 29.04    $  51.69    $ 32.63    $ 30.41        $   8.35
 $289,710    $254,339    $103,775   $55,844    $117,731    $27,093    $15,965        $211,040


                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------
                        PROFUND VP PROFUND VP             PROFUND VP PROFUND VP
PROFUND VP  PROFUND VP   MID-CAP    MID-CAP   PROFUND VP  SMALL-CAP  SMALL-CAP      PROFUND VP
HEALTH CARE INDUSTRIALS   GROWTH     VALUE    REAL ESTATE   GROWTH     VALUE    TELECOMMUNICATIONS
----------- ----------- ---------- ---------- ----------- ---------- ---------- ------------------
01/01/2012  01/01/2012  01/01/2012 01/01/2012 01/01/2012  01/01/2012 01/01/2012     01/01/2012
    TO          TO          TO         TO         TO          TO         TO             TO
12/31/2012  12/31/2012  12/31/2012 12/31/2012 12/31/2012  12/31/2012 12/31/2012     12/31/2012
----------- ----------- ---------- ---------- ----------- ---------- ---------- ------------------
 $  1,658    $    892    $      0   $   134    $  3,491    $     0    $     0        $ 11,801
 --------    --------    --------   -------    --------    -------    -------        --------


    6,324       5,064       1,591     1,350       2,050        497        294           4,268
 --------    --------    --------   -------    --------    -------    -------        --------

   (4,666)     (4,172)     (1,591)   (1,216)      1,441       (497)      (294)          7,533
 --------    --------    --------   -------    --------    -------    -------        --------

        0           0           0         0           0          0          0               0

   28,837      20,490       3,168     7,323       8,170      1,488        955          14,768

   35,071      25,260      10,667     6,156       7,362      1,969      2,160          18,321
 --------    --------    --------   -------    --------    -------    -------        --------

   63,908      45,750      13,835    13,479      15,532      3,457      3,115          33,089
 --------    --------    --------   -------    --------    -------    -------        --------

 $ 59,242    $ 41,578    $ 12,244   $12,263    $ 16,973    $ 2,960    $ 2,821        $ 40,622
 ========    ========    ========   =======    ========    =======    =======        ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                       SUBACCOUNTS
                                             --------------------------------------------------------------


                                                        PROFUND VP PROFUND VP                 AST JENNISON
                                             PROFUND VP LARGE-CAP  LARGE-CAP     AST BOND       LARGE-CAP
                                             UTILITIES    GROWTH     VALUE    PORTFOLIO 2020 VALUE PORTFOLIO
                                             ---------- ---------- ---------- -------------- ---------------
ASSETS
  Investment in the portfolios, at fair
   value....................................  $211,621   $49,185    $75,397      $134,938      $6,100,699
                                              --------   -------    -------      --------      ----------
  Net Assets................................  $211,621   $49,185    $75,397      $134,938      $6,100,699
                                              ========   =======    =======      ========      ==========

NET ASSETS, representing:
  Accumulation units........................  $211,621   $49,185    $75,397      $134,938      $6,100,699
                                              --------   -------    -------      --------      ----------
                                              $211,621   $49,185    $75,397      $134,938      $6,100,699
                                              ========   =======    =======      ========      ==========

  Units outstanding.........................    22,559     4,585      8,294        10,681         556,714
                                              ========   =======    =======      ========      ==========

  Portfolio shares held.....................     6,680     1,262      2,764        20,445         484,182
  Portfolio net asset value per share.......  $  31.68   $ 38.98    $ 27.28      $   6.60      $    12.60
  Investment in portfolio shares, at cost...  $194,656   $44,192    $62,568      $140,036      $5,649,628

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                       SUBACCOUNTS
                                             --------------------------------------------------------------


                                                        PROFUND VP PROFUND VP                 AST JENNISON
                                             PROFUND VP LARGE-CAP  LARGE-CAP     AST BOND       LARGE-CAP
                                             UTILITIES    GROWTH     VALUE    PORTFOLIO 2020 VALUE PORTFOLIO
                                             ---------- ---------- ---------- -------------- ---------------
                                             01/01/2012 01/01/2012 01/01/2012   01/01/2012     01/01/2012
                                                 TO         TO         TO           TO             TO
                                             12/31/2012 12/31/2012 12/31/2012   12/31/2012     12/31/2012
                                             ---------- ---------- ---------- -------------- ---------------
INVESTMENT INCOME
  Dividend income...........................  $  7,360   $    37    $   773      $  1,072      $   21,308
                                              --------   -------    -------      --------      ----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................     4,118       853      1,516         3,347          84,493
                                              --------   -------    -------      --------      ----------

NET INVESTMENT INCOME (LOSS)................     3,242      (816)      (743)       (2,275)        (63,185)
                                              --------   -------    -------      --------      ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......         0         0          0        12,074               0
  Realized gain (loss) on shares
   redeemed.................................    11,656     3,326     13,261        34,556          15,087
  Net change in unrealized gain (loss) on
   investments..............................   (17,498)    1,514      2,978       (34,325)        485,373
                                              --------   -------    -------      --------      ----------

NET GAIN (LOSS) ON INVESTMENTS..............    (5,842)    4,840     16,239        12,305         500,460
                                              --------   -------    -------      --------      ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................  $ (2,600)  $ 4,024    $15,496      $ 10,030      $  437,275
                                              ========   =======    =======      ========      ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A15

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                                                 WELLS FARGO      WELLS FARGO     WELLS FARGO
                                                 ADVANTAGE VT    ADVANTAGE VT    ADVANTAGE VT
  AST JENNISON                                  INTERNATIONAL    OMEGA GROWTH   SMALL CAP VALUE                AST QUANTITATIVE
   LARGE-CAP        AST BOND       AST BOND    EQUITY PORTFOLIO PORTFOLIO SHARE PORTFOLIO SHARE    AST BOND        MODELING
GROWTH PORTFOLIO PORTFOLIO 2017 PORTFOLIO 2021  SHARE CLASS 1       CLASS 1         CLASS 1     PORTFOLIO 2022    PORTFOLIO
---------------- -------------- -------------- ---------------- --------------- --------------- -------------- ----------------
  $10,609,945     $21,846,905    $28,166,626       $219,724        $365,261         $62,762      $21,558,826       $73,661
  -----------     -----------    -----------       --------        --------         -------      -----------       -------
  $10,609,945     $21,846,905    $28,166,626       $219,724        $365,261         $62,762      $21,558,826       $73,661
  ===========     ===========    ===========       ========        ========         =======      ===========       =======

  $10,609,945     $21,846,905    $28,166,626       $219,724        $365,261         $62,762      $21,558,826       $73,661
  -----------     -----------    -----------       --------        --------         -------      -----------       -------
  $10,609,945     $21,846,905    $28,166,626       $219,724        $365,261         $62,762      $21,558,826       $73,661
  ===========     ===========    ===========       ========        ========         =======      ===========       =======

      875,800       1,846,896      2,129,378         15,969         168,936           5,173        1,736,527         7,416
  ===========     ===========    ===========       ========        ========         =======      ===========       =======

      756,233       1,798,099      2,011,902         44,479          14,290           6,670        1,667,349         7,236
  $     14.03     $     12.15    $     14.00       $   4.94        $  25.56         $  9.41      $     12.93       $ 10.18
  $ 9,908,867     $20,870,951    $26,172,948       $209,876        $279,468         $49,337      $20,355,901       $69,283

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                                                 WELLS FARGO      WELLS FARGO     WELLS FARGO
                                                 ADVANTAGE VT    ADVANTAGE VT    ADVANTAGE VT
  AST JENNISON                                  INTERNATIONAL    OMEGA GROWTH   SMALL CAP VALUE                AST QUANTITATIVE
   LARGE-CAP        AST BOND       AST BOND    EQUITY PORTFOLIO PORTFOLIO SHARE PORTFOLIO SHARE    AST BOND        MODELING
GROWTH PORTFOLIO PORTFOLIO 2017 PORTFOLIO 2021  SHARE CLASS 1       CLASS 1         CLASS 1     PORTFOLIO 2022    PORTFOLIO
---------------- -------------- -------------- ---------------- --------------- --------------- -------------- ----------------
   01/01/2012      01/01/2012     01/01/2012      01/01/2012      01/01/2012      01/01/2012      01/01/2012      01/01/2012
       TO              TO             TO              TO              TO              TO              TO              TO
   12/31/2012      12/31/2012     12/31/2012      12/31/2012      12/31/2012      12/31/2012      12/31/2012      12/31/2012
---------------- -------------- -------------- ---------------- --------------- --------------- -------------- ----------------
  $         0     $   105,377    $   234,343       $  3,408        $      0         $   726      $     5,235       $    25
  -----------     -----------    -----------       --------        --------         -------      -----------       -------

      144,628         454,961        669,383          3,598           6,125           1,049          384,663           859
  -----------     -----------    -----------       --------        --------         -------      -----------       -------

     (144,628)       (349,584)      (435,040)          (190)         (6,125)           (323)        (379,428)         (834)
  -----------     -----------    -----------       --------        --------         -------      -----------       -------

            0               0        622,481         13,810          23,469               0           36,319             0
      132,373         366,417      1,311,773          1,218           7,982           1,216          531,946           (25)

      678,640         572,745         (4,266)         9,950          34,762           6,451          605,205         4,378
  -----------     -----------    -----------       --------        --------         -------      -----------       -------

      811,013         939,162      1,929,988         24,978          66,213           7,667        1,173,470         4,353
  -----------     -----------    -----------       --------        --------         -------      -----------       -------

  $   666,385     $   589,578    $ 1,494,948       $ 24,788        $ 60,088         $ 7,344      $   794,042       $ 3,519
  ===========     ===========    ===========       ========        ========         =======      ===========       =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                              SUBACCOUNTS
                                             ----------------------------------------------------------------------------
                                                                WELLS FARGO
                                               AST BLACKROCK    ADVANTAGE VT  AST PRUDENTIAL AST NEUBERGER
                                             GLOBAL STRATEGIES  OPPORTUNITY     CORE BOND     BERMAN CORE      AST BOND
                                                 PORTFOLIO     FUND - CLASS 1   PORTFOLIO    BOND PORTFOLIO PORTFOLIO 2023
                                             ----------------- -------------- -------------- -------------- --------------
ASSETS
  Investment in the portfolios, at fair
   value....................................    $86,714,025       $209,692      $6,835,314     $3,621,232     $3,908,447
                                                -----------       --------      ----------     ----------     ----------
  Net Assets................................    $86,714,025       $209,692      $6,835,314     $3,621,232     $3,908,447
                                                ===========       ========      ==========     ==========     ==========

NET ASSETS, representing:
  Accumulation units........................    $86,714,025       $209,692      $6,835,314     $3,621,232     $3,908,447
                                                -----------       --------      ----------     ----------     ----------
                                                $86,714,025       $209,692      $6,835,314     $3,621,232     $3,908,447
                                                ===========       ========      ==========     ==========     ==========

  Units outstanding.........................      8,594,013         17,208         643,150        348,513        376,166
                                                ===========       ========      ==========     ==========     ==========

  Portfolio shares held.....................      8,402,522         10,474         632,314        341,948        369,070
  Portfolio net asset value per share.......    $     10.32       $  20.02      $    10.81     $    10.59     $    10.59
  Investment in portfolio shares, at cost...    $82,270,028       $173,248      $6,657,016     $3,540,857     $3,873,515

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                              SUBACCOUNTS
                                             ----------------------------------------------------------------------------
                                                                WELLS FARGO
                                               AST BLACKROCK    ADVANTAGE VT  AST PRUDENTIAL AST NEUBERGER
                                             GLOBAL STRATEGIES  OPPORTUNITY     CORE BOND     BERMAN CORE      AST BOND
                                                 PORTFOLIO     FUND - CLASS 1   PORTFOLIO    BOND PORTFOLIO PORTFOLIO 2023
                                             ----------------- -------------- -------------- -------------- --------------
                                                01/01/2012       01/01/2012     01/01/2012     01/01/2012    01/03/2012*
                                                    TO               TO             TO             TO             TO
                                                12/31/2012       12/31/2012     12/31/2012     12/31/2012     12/31/2012
                                             ----------------- -------------- -------------- -------------- --------------
INVESTMENT INCOME
  Dividend income...........................    $   311,619       $  1,190      $    6,323     $    5,075     $        0
                                                -----------       --------      ----------     ----------     ----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................      1,118,707          3,751          59,954         36,373         24,877
                                                -----------       --------      ----------     ----------     ----------

NET INVESTMENT INCOME (LOSS)................       (807,088)        (2,561)        (53,631)       (31,298)       (24,877)
                                                -----------       --------      ----------     ----------     ----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received......              0             71           6,348          1,317              0
  Realized gain (loss) on shares
   redeemed.................................         36,625         14,141          44,175          5,928          7,752
  Net change in unrealized gain (loss) on
   investments..............................      6,636,996         22,873         175,383         77,269         34,932
                                                -----------       --------      ----------     ----------     ----------

NET GAIN (LOSS) ON INVESTMENTS..............      6,673,621         37,085         225,906         84,514         42,684
                                                -----------       --------      ----------     ----------     ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................    $ 5,866,533       $ 34,524      $  172,275     $   53,216     $   17,807
                                                ===========       ========      ==========     ==========     ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A17

                            SUBACCOUNTS (CONTINUED)
       ----------------------------------------------------------------
          AST FRANKLIN        AST NEW      AST WESTERN
       TEMPLETON FOUNDING DISCOVERY ASSET ASSET EMERGING     AST MFS
        FUNDS ALLOCATION    ALLOCATION     MARKETS DEBT     LARGE-CAP
           PORTFOLIO         PORTFOLIO      PORTFOLIO    VALUE PORTFOLIO
       ------------------ --------------- -------------- ---------------
          $209,727,629      $23,600,557      $67,696         $40,197
          ------------      -----------      -------         -------
          $209,727,629      $23,600,557      $67,696         $40,197
          ============      ===========      =======         =======

          $209,727,629      $23,600,557      $67,696         $40,197
          ------------      -----------      -------         -------
          $209,727,629      $23,600,557      $67,696         $40,197
          ============      ===========      =======         =======

            19,510,744        2,285,241        6,510           3,943
          ============      ===========      =======         =======

            19,294,170        2,289,094        6,478           3,918
          $      10.87      $     10.31      $ 10.45         $ 10.26
          $205,927,745      $22,764,603      $67,121         $39,965


                            SUBACCOUNTS (CONTINUED)
       ----------------------------------------------------------------
          AST FRANKLIN        AST NEW      AST WESTERN
       TEMPLETON FOUNDING DISCOVERY ASSET ASSET EMERGING     AST MFS
        FUNDS ALLOCATION    ALLOCATION     MARKETS DEBT     LARGE-CAP
           PORTFOLIO         PORTFOLIO      PORTFOLIO    VALUE PORTFOLIO
       ------------------ --------------- -------------- ---------------
           4/30/2012*       4/30/2012*      8/20/2012*     8/20/2012*
               TO               TO              TO             TO
           12/31/2012       12/31/2012      12/31/2012     12/31/2012
       ------------------ --------------- -------------- ---------------
          $          0      $   180,309      $     0         $     0
          ------------      -----------      -------         -------

               981,950          209,424           80              98
          ------------      -----------      -------         -------

              (981,950)         (29,115)         (80)            (98)
          ------------      -----------      -------         -------

                     0                0            0               0
              (464,899)        (116,623)         (14)            (57)
             3,799,884          835,954          575             232
          ------------      -----------      -------         -------

             3,334,985          719,331          561             175
          ------------      -----------      -------         -------

          $  2,353,035      $   690,216      $   481         $    77
          ============      ===========      =======         =======

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                          SUBACCOUNTS
                                         ------------------------------------------------------------------------------
                                          PRUDENTIAL MONEY MARKET  PRUDENTIAL DIVERSIFIED BOND     PRUDENTIAL EQUITY
                                                 PORTFOLIO                 PORTFOLIO                   PORTFOLIO
                                         ------------------------  --------------------------  ------------------------
                                          01/01/2012   01/01/2011   01/01/2012    01/01/2011    01/01/2012   01/01/2011
                                              TO           TO           TO            TO            TO           TO
                                          12/31/2012   12/31/2011   12/31/2012    12/31/2011    12/31/2012   12/31/2011
                                         -----------  -----------  -----------   -----------   -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  (244,781) $  (280,119) $   776,897   $   788,589   $  (174,609) $  (167,794)
  Capital gains distributions
   received.............................           0            0    1,139,718       626,795             0            0
  Realized gain (loss) on shares
   redeemed.............................           0            0      255,645       251,851       (25,831)    (211,841)
  Net change in unrealized gain (loss)
   on investments.......................           0            0      121,486       (53,592)    2,600,794     (625,359)
                                         -----------  -----------  -----------   -----------   -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    (244,781)    (280,119)   2,293,746     1,613,643     2,400,354   (1,004,994)
                                         -----------  -----------  -----------   -----------   -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........     160,466      246,545      106,299       125,726       177,261      103,894
  Annuity Payments......................    (236,935)     (43,772)    (241,759)      (39,049)      (67,725)    (205,140)
  Surrenders, withdrawals and death
   benefits.............................  (4,867,505)  (4,593,592)  (2,914,577)   (3,209,635)   (2,303,729)  (2,190,802)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   1,717,959      654,286     (162,581)      263,660      (167,042)    (501,118)
  Withdrawal and other charges..........     (11,115)     (14,037)     (10,221)      (11,153)      (17,184)     (18,660)
                                         -----------  -----------  -----------   -----------   -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (3,237,130)  (3,750,570)  (3,222,839)   (2,870,451)   (2,378,419)  (2,811,826)
                                         -----------  -----------  -----------   -----------   -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  (3,481,911)  (4,030,689)    (929,093)   (1,256,808)       21,935   (3,816,820)

NET ASSETS
  Beginning of period...................  18,882,658   22,913,347   26,478,792    27,735,600    20,353,150   24,169,970
                                         -----------  -----------  -----------   -----------   -----------  -----------
  End of period......................... $15,400,747  $18,882,658  $25,549,699   $26,478,792   $20,375,085  $20,353,150
                                         ===========  ===========  ===========   ===========   ===========  ===========

  Beginning units.......................  15,081,905   18,414,358   11,804,540    13,115,233    11,025,380   12,475,419
                                         -----------  -----------  -----------   -----------   -----------  -----------
  Units issued..........................   4,076,923    3,837,949      295,489       483,619       254,562      141,157
  Units redeemed........................  (6,790,219)  (7,170,402)  (1,667,140)   (1,794,312)   (1,471,593)  (1,591,196)
                                         -----------  -----------  -----------   -----------   -----------  -----------
  Ending units..........................  12,368,609   15,081,905   10,432,889    11,804,540     9,808,349   11,025,380
                                         ===========  ===========  ===========   ===========   ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A19

                                       SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------
    PRUDENTIAL VALUE        PRUDENTIAL HIGH YIELD BOND  PRUDENTIAL STOCK INDEX      PRUDENTIAL GLOBAL
        PORTFOLIO                   PORTFOLIO                  PORTFOLIO                PORTFOLIO
------------------------    ------------------------   ------------------------  -----------------------
 01/01/2012     01/01/2011   01/01/2012    01/01/2011   01/01/2012   01/01/2011  01/01/2012   01/01/2011
     TO             TO           TO            TO           TO           TO          TO           TO
 12/31/2012     12/31/2011   12/31/2012    12/31/2011   12/31/2012   12/31/2011  12/31/2012   12/31/2011
-----------    -----------  -----------   -----------  -----------  -----------  ----------  -----------
$  (141,914)   $  (146,740) $ 1,169,875   $ 1,373,509  $    61,141  $    43,098  $    9,624  $     8,149
          0              0            0             0       73,521            0           0            0
   (455,486)      (472,832)     (80,810)     (136,950)     348,859      (34,971)    (10,604)     (38,730)
  4,147,124     (1,512,573)   1,483,484      (415,432)   2,762,567      193,315     815,282     (452,439)
-----------    -----------  -----------   -----------  -----------  -----------  ----------  -----------

  3,549,724     (2,132,145)   2,572,549       821,127    3,246,088      201,442     814,302     (483,020)
-----------    -----------  -----------   -----------  -----------  -----------  ----------  -----------

    122,033         38,416      142,922        44,014       95,987      103,001      10,832       17,713
    (63,221)       (27,555)    (103,176)      (41,041)     (96,699)    (133,194)     (3,155)     (37,081)
 (3,408,357)    (3,546,889)  (2,876,057)   (3,020,998)  (3,121,466)  (2,908,177)   (555,958)    (651,159)
   (545,885)      (491,024)     (91,404)     (566,559)    (678,269)  (1,100,751)    (52,465)    (156,477)
    (39,526)       (42,623)     (25,837)      (27,624)     (26,136)     (27,972)     (6,446)      (7,007)
-----------    -----------  -----------   -----------  -----------  -----------  ----------  -----------

 (3,934,956)    (4,069,675)  (2,953,552)   (3,612,208)  (3,826,583)  (4,067,093)   (607,192)    (834,011)
-----------    -----------  -----------   -----------  -----------  -----------  ----------  -----------

   (385,232)    (6,201,820)    (381,003)   (2,791,081)    (580,495)  (3,865,651)    207,110   (1,317,031)

 28,787,014     34,988,834   21,605,149    24,396,230   24,117,584   27,983,235   5,367,968    6,684,999
-----------    -----------  -----------   -----------  -----------  -----------  ----------  -----------
$28,401,782    $28,787,014  $21,224,146   $21,605,149  $23,537,089  $24,117,584  $5,575,078  $ 5,367,968
===========    ===========  ===========   ===========  ===========  ===========  ==========  ===========

 14,821,037     16,908,321    6,482,108     7,412,235   14,344,274   16,877,441   3,495,084    4,001,680
-----------    -----------  -----------   -----------  -----------  -----------  ----------  -----------
    350,567        277,200      274,094       172,243      932,935      535,922      44,103       78,774
 (2,328,227)    (2,364,484)  (1,019,355)   (1,102,370)  (3,113,517)  (3,069,089)   (412,183)    (585,370)
-----------    -----------  -----------   -----------  -----------  -----------  ----------  -----------
 12,843,377     14,821,037    5,736,847     6,482,108   12,163,692   14,344,274   3,127,004    3,495,084
===========    ===========  ===========   ===========  ===========  ===========  ==========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A20

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                        SUBACCOUNTS
                                         ---------------------------------------------------------------------------
                                                                         PRUDENTIAL                T. ROWE PRICE
                                            PRUDENTIAL JENNISON    SMALL CAPITALIZATION STOCK   INTERNATIONAL STOCK
                                                 PORTFOLIO                PORTFOLIO                  PORTFOLIO
                                         ------------------------  -------------------------  ----------------------
                                          01/01/2012   01/01/2011  01/01/2012    01/01/2011   01/01/2012  01/01/2011
                                              TO           TO          TO            TO           TO          TO
                                          12/31/2012   12/31/2011  12/31/2012    12/31/2011   12/31/2012  12/31/2011
                                         -----------  -----------  ----------    ----------   ----------  ----------
OPERATIONS
  Net investment income (loss).......... $  (317,078) $  (295,693) $  (35,180)   $  (27,624)  $   (2,031) $      881
  Capital gains distributions
   received.............................           0            0     228,962        63,415            0           0
  Realized gain (loss) on shares
   redeemed.............................     592,328      406,976      64,391        43,769       (2,769)       (308)
  Net change in unrealized gain (loss)
   on investments.......................   3,102,356     (270,329)    349,869      (122,408)     277,759    (276,997)
                                         -----------  -----------   ----------   ----------   ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   3,377,606     (159,046)    608,042       (42,848)     272,959    (276,424)
                                         -----------  -----------   ----------   ----------   ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........      88,956      122,286      20,985         5,188        5,674       1,487
  Annuity Payments......................     (53,740)     (80,628)     (6,444)      (18,663)     (18,270)    (13,833)
  Surrenders, withdrawals and death
   benefits.............................  (2,661,043)  (3,012,651)   (479,516)     (549,818)    (119,315)   (286,228)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    (615,752)    (781,997)   (181,263)      134,343       42,640     (23,792)
  Withdrawal and other charges..........     (23,464)     (24,422)     (2,089)       (2,253)        (666)       (783)
                                         -----------  -----------   ----------   ----------   ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (3,265,043)  (3,777,412)   (648,327)     (431,203)     (89,937)   (323,149)
                                         -----------  -----------   ----------   ----------   ----------  ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................     112,563   (3,936,458)    (40,285)     (474,051)     183,022    (599,573)

NET ASSETS
  Beginning of period...................  23,575,711   27,512,169   4,475,517     4,949,568    1,654,713   2,254,286
                                         -----------  -----------   ----------   ----------   ----------  ----------
  End of period......................... $23,688,274  $23,575,711  $4,435,232    $4,475,517   $1,837,735  $1,654,713
                                         ===========  ===========   ==========   ==========   ==========  ==========

  Beginning units.......................  13,278,906   15,574,177   1,671,770     1,832,332    1,305,399   1,531,675
                                         -----------  -----------   ----------   ----------   ----------  ----------
  Units issued..........................     214,953      364,774      26,178       137,917       52,117      66,946
  Units redeemed........................  (2,003,259)  (2,660,045)   (250,324)     (298,479)    (118,006)   (293,222)
                                         -----------  -----------   ----------   ----------   ----------  ----------
  Ending units..........................  11,490,600   13,278,906   1,447,624     1,671,770    1,239,510   1,305,399
                                         ===========  ===========   ==========   ==========   ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A21

                                      SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------
                                                       JANUS ASPEN JANUS        JANUS ASPEN OVERSEAS
 T. ROWE PRICE EQUITY     INVESCO V.I. CORE EQUITY  PORTFOLIO - INSTITUTIONAL PORTFOLIO - INSTITUTIONAL
   INCOME PORTFOLIO                 FUND                     SHARES                    SHARES
----------------------    ------------------------  -----------------------   ------------------------
01/01/2012    01/01/2011   01/01/2012   01/01/2011  01/01/2012    01/01/2011   01/01/2012   01/01/2011
    TO            TO           TO           TO          TO            TO           TO           TO
12/31/2012    12/31/2011   12/31/2012   12/31/2011  12/31/2012    12/31/2011   12/31/2012   12/31/2011
----------    ----------  -----------  -----------  ----------   -----------  -----------  -----------
$   48,551    $   23,458  $   (40,311) $   (43,837) $  (44,405)  $   (45,194) $   (61,045) $  (110,342)
         0             0            0            0      89,288             0      915,648      114,744
    78,505        18,572      204,223      171,309      (6,820)      (64,806)     203,028      799,976
   819,802      (169,511)     912,898     (229,269)    780,632      (249,040)     (74,237)  (5,251,141)
----------    ----------  -----------  -----------  ----------   -----------  -----------  -----------

   946,858      (127,481)   1,076,810     (101,797)    818,695      (359,040)     983,394   (4,446,763)
----------    ----------  -----------  -----------  ----------   -----------  -----------  -----------

    25,123         6,398       44,673        8,200      23,957         1,696       31,217       14,222
   (54,013)            0      (59,838)      (7,426)    (29,760)      (28,139)     (35,472)     (98,634)
  (564,744)     (644,061)    (842,804)  (1,004,438)   (591,771)     (702,937)  (1,019,800)  (1,673,328)
  (292,536)     (145,301)    (214,413)    (236,795)   (109,787)       (3,890)    (134,416)       5,912
    (2,801)       (2,986)      (4,835)      (5,288)     (3,086)       (3,302)      (4,069)      (5,081)
----------    ----------  -----------  -----------  ----------   -----------  -----------  -----------

  (888,971)     (785,950)  (1,077,217)  (1,245,747)   (710,447)     (736,572)  (1,162,540)  (1,756,909)
----------    ----------  -----------  -----------  ----------   -----------  -----------  -----------

    57,887      (913,431)        (407)  (1,347,544)    108,248    (1,095,612)    (179,146)  (6,203,672)

 6,386,979     7,300,410    9,075,105   10,422,649   4,977,112     6,072,724    8,735,377   14,939,049
----------    ----------  -----------  -----------  ----------   -----------  -----------  -----------
$6,444,866    $6,386,979  $ 9,074,698  $ 9,075,105  $5,085,360   $ 4,977,112  $ 8,556,231  $ 8,735,377
==========    ==========  ===========  ===========  ==========   ===========  ===========  ===========

 3,092,160     3,462,271    5,089,195    5,770,912   3,289,365     3,767,484    2,903,952    3,325,293
----------    ----------  -----------  -----------  ----------   -----------  -----------  -----------
    51,954        51,035       71,550       43,731      27,405       116,004      126,827      128,634
  (446,076)     (421,146)    (629,862)    (725,448)   (444,015)     (594,123)    (492,506)    (549,975)
----------    ----------  -----------  -----------  ----------   -----------  -----------  -----------
 2,698,038     3,092,160    4,530,883    5,089,195   2,872,755     3,289,365    2,538,273    2,903,952
==========    ==========  ===========  ===========  ==========   ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A22

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                       SUBACCOUNTS
                                         ----------------------------------------------------------------------
                                         MFS(R) RESEARCH SERIES - MFS(R) GROWTH SERIES -    AMERICAN CENTURY VP
                                              INITIAL CLASS            INITIAL CLASS            VALUE FUND
                                         ----------------------   ----------------------  ----------------------
                                         01/01/2012   01/01/2011  01/01/2012  01/01/2011  01/01/2012  01/01/2011
                                             TO           TO          TO          TO          TO          TO
                                         12/31/2012   12/31/2011  12/31/2012  12/31/2011  12/31/2012  12/31/2011
                                         ----------   ----------  ----------  ----------  ----------  ----------
OPERATIONS
  Net investment income (loss).......... $   (9,985)  $   (9,407) $  (83,026) $  (75,971) $   12,388  $   15,473
  Capital gains distributions
   received.............................          0            0           0           0           0           0
  Realized gain (loss) on shares
   redeemed.............................     45,260       24,336     129,543      60,900     (25,601)    (41,939)
  Net change in unrealized gain (loss)
   on investments.......................    206,058      (45,278)    834,252     (74,274)    303,551      22,732
                                         ----------   ----------  ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    241,333      (30,349)    880,769     (89,345)    290,338      (3,734)
                                         ----------   ----------  ----------  ----------  ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........        497        3,791      25,288      10,683       1,346       3,623
  Annuity Payments......................    (38,028)           0     (26,097)    (16,581)     (9,957)          0
  Surrenders, withdrawals and death
   benefits.............................   (165,889)    (197,731)   (651,393)   (616,480)   (254,891)   (203,523)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    (44,870)     (67,083)   (117,948)   (171,257)   (115,773)    (36,850)
  Withdrawal and other charges..........       (857)        (940)     (3,231)     (3,438)       (902)       (978)
                                         ----------   ----------  ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (249,147)    (261,963)   (773,381)   (797,073)   (380,177)   (237,728)
                                         ----------   ----------  ----------  ----------  ----------  ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................     (7,814)    (292,312)    107,388    (886,418)    (89,839)   (241,462)

NET ASSETS
  Beginning of period...................  1,609,260    1,901,572   5,790,361   6,676,779   2,407,512   2,648,974
                                         ----------   ----------  ----------  ----------  ----------  ----------
  End of period......................... $1,601,446   $1,609,260  $5,897,749  $5,790,361  $2,317,673  $2,407,512
                                         ==========   ==========  ==========  ==========  ==========  ==========

  Beginning units.......................    990,180    1,148,688   3,507,477   3,974,850   1,221,358   1,337,254
                                         ----------   ----------  ----------  ----------  ----------  ----------
  Units issued..........................      4,638        8,059      43,936      44,551      23,004      55,148
  Units redeemed........................   (142,758)    (166,567)   (470,327)   (511,924)   (202,894)   (171,044)
                                         ----------   ----------  ----------  ----------  ----------  ----------
  Ending units..........................    852,060      990,180   3,081,086   3,507,477   1,041,468   1,221,358
                                         ==========   ==========  ==========  ==========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A23

                                   SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL-MID CAP                                                   ALLIANCEBERNSTEIN VPS
   GROWTH SECURITIES         PRUDENTIAL JENNISON 20/20       DAVIS VALUE         LARGE CAP GROWTH
    FUND - CLASS 2               FOCUS PORTFOLIO              PORTFOLIO          PORTFOLIO CLASS B
---------------------------  ------------------------  ----------------------  --------------------
01/01/2012     01/01/2011    01/01/2012   01/01/2011   01/01/2012  01/01/2011  01/01/2012 01/01/2011
    TO             TO            TO           TO           TO          TO          TO         TO
12/31/2012     12/31/2011    12/31/2012   12/31/2011   12/31/2012  12/31/2011  12/31/2012 12/31/2011
----------     ----------    ----------   ----------   ----------  ----------  ---------- ----------
$  (38,481)    $  (40,894)   $  (57,052)  $  (59,023)  $    4,823  $  (13,965) $  (6,703) $  (6,775)
   198,220              0       142,038            0      128,020     170,802          0          0
     7,673         29,089        82,708      135,768        5,966      20,762      4,568     (4,784)
    75,483       (162,699)      204,349     (291,919)      97,350    (319,761)    71,759    (16,901)
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------

   242,895       (174,504)      372,043     (215,174)     236,159    (142,162)    69,624    (28,460)
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------

    12,591          2,986        17,693        3,248       23,037       4,657          0      2,336
    (8,993)             0       (15,943)     (53,940)     (21,283)          0          0          0
  (225,427)      (298,676)     (394,793)    (602,712)    (234,844)   (237,379)   (71,346)   (50,417)
    25,705        129,317        11,429       90,954      (52,766)     58,067     (7,573)    48,194
    (1,223)        (1,384)       (1,620)      (1,718)        (726)       (823)      (123)      (187)
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------

  (197,347)      (167,757)     (383,234)    (564,168)    (286,582)   (175,478)   (79,042)       (74)
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------

    45,548       (342,261)      (11,191)    (779,342)     (50,423)   (317,640)    (9,418)   (28,534)

 2,657,379      2,999,640     4,027,325    4,806,667    2,181,362   2,499,002    466,570    495,104
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------
$2,702,927     $2,657,379    $4,016,134   $4,027,325   $2,130,939  $2,181,362  $ 457,152  $ 466,570
 ==========     ==========   ==========   ==========   ==========  ==========  =========  =========

 1,511,453      1,608,281     2,433,178    2,744,426    2,104,144   2,277,948    785,087    794,616
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------
    65,256        142,782        82,183      133,797       38,639     159,264     41,588    137,262
  (174,702)      (239,610)     (300,318)    (445,045)    (300,250)   (333,068)  (155,528)  (146,791)
 ----------     ----------   ----------   ----------   ----------  ----------  ---------  ---------
 1,402,007      1,511,453     2,215,043    2,433,178    1,842,533   2,104,144    671,147    785,087
 ==========     ==========   ==========   ==========   ==========  ==========  =========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A24

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                        SUBACCOUNTS
                                         ------------------------------------------------------------------------------------
                                          PRUDENTIAL SP SMALL CAP  JANUS ASPEN JANUS PORTFOLIO - PRUDENTIAL SP PRUDENTIAL U.S.
                                              VALUE PORTFOLIO         SERVICE SHARES             EMERGING GROWTH PORTFOLIO
                                         ------------------------  ----------------------------  ----------------------------
                                          01/01/2012   01/01/2011  01/01/2012     01/01/2011      01/01/2012     01/01/2011
                                              TO           TO          TO             TO              TO             TO
                                          12/31/2012   12/31/2011  12/31/2012     12/31/2011      12/31/2012     12/31/2011
                                         -----------  -----------  ----------     ----------      -----------    -----------
OPERATIONS
  Net investment income (loss).......... $  (105,994) $   (97,941)  $ (5,220)     $  (6,247)     $  (104,785)   $   (98,620)
  Capital gains distributions
   received.............................           0            0      7,934              0          654,025         86,893
  Realized gain (loss) on shares
   redeemed.............................      77,414      (91,016)    24,779         45,906          319,389        290,994
  Net change in unrealized gain (loss)
   on investments.......................   1,310,579     (192,952)    38,273        (64,047)         445,233       (175,094)
                                         -----------  -----------   --------      ---------       -----------    -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   1,281,999     (381,909)    65,766        (24,388)       1,313,862        104,173
                                         -----------  -----------   --------      ---------       -----------    -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........      30,033       11,683      3,676            431           22,137         15,909
  Annuity Payments......................      (8,453)     (16,710)         0              0           (9,411)             0
  Surrenders, withdrawals and death
   benefits.............................  (1,402,415)  (1,407,904)   (34,276)      (124,939)      (1,502,543)    (1,585,027)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    (379,451)  (2,553,192)   (68,194)       (95,065)        (490,741)      (202,395)
  Withdrawal and other charges..........     (26,175)     (28,141)      (691)          (814)         (22,454)       (23,760)
                                         -----------  -----------   --------      ---------       -----------    -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (1,786,461)  (3,994,264)   (99,485)      (220,387)      (2,003,012)    (1,795,273)
                                         -----------  -----------   --------      ---------       -----------    -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................    (504,462)  (4,376,173)   (33,719)      (244,775)        (689,150)    (1,691,100)

NET ASSETS
  Beginning of period...................   9,693,716   14,069,889    422,958        667,733        9,167,959     10,859,059
                                         -----------  -----------   --------      ---------       -----------    -----------
  End of period......................... $ 9,189,254  $ 9,693,716   $389,239      $ 422,958      $ 8,478,809    $ 9,167,959
                                         ===========  ===========   ========      =========       ===========    ===========

  Beginning units.......................   5,635,542    7,783,323    428,077        679,019        4,764,169      5,711,766
                                         -----------  -----------   --------      ---------       -----------    -----------
  Units issued..........................     130,535      218,571     22,814         21,611           98,067        441,164
  Units redeemed........................  (1,084,545)  (2,366,352)   (96,712)      (272,553)      (1,020,320)    (1,388,761)
                                         -----------  -----------   --------      ---------       -----------    -----------
  Ending units..........................   4,681,532    5,635,542    354,179        428,077        3,841,916      4,764,169
                                         ===========  ===========   ========      =========       ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A25

                                       SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
PRUDENTIAL SP INTERNATIONAL PRUDENTIAL SP INTERNATIONAL     AST GOLDMAN SACHS        AST AMERICAN CENTURY
    GROWTH PORTFOLIO            VALUE PORTFOLIO         LARGE-CAP VALUE PORTFOLIO INCOME & GROWTH PORTFOLIO
--------------------------  --------------------------  ------------------------  -------------------------
01/01/2012     01/01/2011   01/01/2012    01/01/2011     01/01/2012   01/01/2011   01/01/2012    01/01/2011
    TO             TO           TO            TO             TO           TO           TO            TO
12/31/2012     12/31/2011   12/31/2012    12/31/2011     12/31/2012   12/31/2011  05/04/2012**   12/31/2011
----------    -----------   ----------    ----------    -----------  -----------  ------------  -----------
$  (24,672)   $    (8,300)  $   28,035    $   26,707    $   (70,264) $   (49,501) $    (85,753) $   (61,643)
         0              0            0             0              0            0             0            0
  (172,428)      (191,568)    (250,350)     (136,178)       207,666     (653,090)    1,719,868     (269,379)
   695,469       (329,966)     577,066      (326,788)     1,644,817     (554,749)     (604,836)    (139,033)
 ----------   -----------    ----------    ----------   -----------  -----------  ------------  -----------

   498,369       (529,834)     354,751      (436,259)     1,782,219   (1,257,340)    1,029,279     (470,055)
 ----------   -----------    ----------    ----------   -----------  -----------  ------------  -----------

     5,651          4,968        1,400        24,408      2,844,015    5,343,435     2,744,550    6,263,169
    (8,681)             0            0             0              0            0             0            0
  (366,654)      (539,931)    (644,116)     (588,596)      (284,923)     (98,151)      (67,401)    (391,179)
  (129,624)      (151,614)      30,184        35,069      2,041,671   (2,583,179)  (14,838,280)  (1,914,870)
    (6,366)        (6,878)      (5,568)       (6,217)      (109,002)     (57,870)      (44,059)     (74,321)
 ----------   -----------    ----------    ----------   -----------  -----------  ------------  -----------

  (505,674)      (693,455)    (618,100)     (535,336)     4,491,761    2,604,235   (12,205,190)   3,882,799
 ----------   -----------    ----------    ----------   -----------  -----------  ------------  -----------

    (7,305)    (1,223,289)    (263,349)     (971,595)     6,273,980    1,346,895   (11,175,911)   3,412,744

 2,649,644      3,872,933    2,637,567     3,609,162      8,530,502    7,183,607    11,175,911    7,763,167
 ----------   -----------    ----------    ----------   -----------  -----------  ------------  -----------
$2,642,339    $ 2,649,644   $2,374,218    $2,637,567    $14,804,482  $ 8,530,502  $          0  $11,175,911
 ==========   ===========    ==========    ==========   ===========  ===========  ============  ===========

 2,217,408      2,752,691    1,944,492     2,287,701        906,605      721,811     1,060,852      767,043
 ----------   -----------    ----------    ----------   -----------  -----------  ------------  -----------
    59,139        107,559      122,797       117,961        993,076    1,199,167       554,112    1,307,129
  (425,786)      (642,842)    (533,795)     (461,170)      (586,982)  (1,014,373)   (1,614,964)  (1,013,320)
 ----------   -----------    ----------    ----------   -----------  -----------  ------------  -----------
 1,850,761      2,217,408    1,533,494     1,944,492      1,312,699      906,605             0    1,060,852
 ==========   ===========    ==========    ==========   ===========  ===========  ============  ===========

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A26

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                            SUBACCOUNTS
                                         --------------------------------------------------------------------------------

                                          AST SCHRODERS MULTI-ASSET     AST COHEN & STEERS      AST J.P. MORGAN STRATEGIC
                                         WORLD STRATEGIES PORTFOLIO      REALTY PORTFOLIO        OPPORTUNITIES PORTFOLIO
                                         --------------------------  ------------------------  --------------------------
                                          01/01/2012    01/01/2011    01/01/2012   01/01/2011   01/01/2012    01/01/2011
                                              TO            TO            TO           TO           TO            TO
                                          12/31/2012    12/31/2011    12/31/2012   12/31/2011   12/31/2012    12/31/2011
                                         ------------  ------------  -----------  -----------  ------------  ------------
OPERATIONS
  Net investment income (loss).......... $    404,876  $   (101,547) $   (55,904) $   (85,685) $   (243,621) $   (623,603)
  Capital gains distributions
   received.............................            0       979,487            0            0             0             0
  Realized gain (loss) on shares
   redeemed.............................      649,719    (2,016,922)     351,957     (235,309)      952,250       417,664
  Net change in unrealized gain (loss)
   on investments.......................    9,970,290    (7,873,818)   1,237,297       79,302     8,423,788    (2,330,731)
                                         ------------  ------------  -----------  -----------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   11,024,885    (9,012,800)   1,533,350     (241,692)    9,132,417    (2,536,670)
                                         ------------  ------------  -----------  -----------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........   37,276,063    60,348,216    4,816,165    5,729,775    44,166,089    36,420,477
  Annuity Payments......................            0             0            0            0             0             0
  Surrenders, withdrawals and death
   benefits.............................   (1,495,720)   (1,052,475)    (249,888)    (197,722)   (2,054,688)   (1,759,666)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   13,008,868   (20,658,177)   3,291,874   (1,936,649)    8,968,274   (14,711,557)
  Withdrawal and other charges..........   (1,285,710)     (761,692)    (116,674)     (52,078)     (929,387)     (509,960)
                                         ------------  ------------  -----------  -----------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   47,503,501    37,875,872    7,741,477    3,543,326    50,150,288    19,439,294
                                         ------------  ------------  -----------  -----------  ------------  ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   58,528,386    28,863,072    9,274,827    3,301,634    59,282,705    16,902,624

NET ASSETS
  Beginning of period...................  105,293,592    76,430,520    9,555,425    6,253,791    85,179,205    68,276,581
                                         ------------  ------------  -----------  -----------  ------------  ------------
  End of period......................... $163,821,978  $105,293,592  $18,830,252  $ 9,555,425  $144,461,910  $ 85,179,205
                                         ============  ============  ===========  ===========  ============  ============

  Beginning units.......................   10,204,353     7,044,852      780,293      542,367     8,024,460     6,294,008
                                         ------------  ------------  -----------  -----------  ------------  ------------
  Units issued..........................    9,652,968    11,330,820    1,081,053    1,038,140     6,923,305     6,101,049
  Units redeemed........................   (5,308,689)   (8,171,319)    (510,408)    (800,214)   (2,396,347)   (4,370,597)
                                         ------------  ------------  -----------  -----------  ------------  ------------
  Ending units..........................   14,548,632    10,204,353    1,350,938      780,293    12,551,418     8,024,460
                                         ============  ============  ===========  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A27

                                       SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------
                                                           AST FEDERATED
  AST BLACKROCK VALUE           AST HIGH YIELD           AGGRESSIVE GROWTH        AST MID-CAP VALUE
       PORTFOLIO                   PORTFOLIO                 PORTFOLIO                PORTFOLIO
-----------------------    ------------------------  ------------------------  -----------------------
 01/01/2012    01/01/2011   01/01/2012   01/01/2011   01/01/2012   01/01/2011  01/01/2012   01/01/2011
     TO            TO           TO           TO           TO           TO          TO           TO
 12/31/2012    12/31/2011   12/31/2012   12/31/2011   12/31/2012   12/31/2011  12/31/2012   12/31/2011
-----------    ----------  -----------  -----------  -----------  -----------  ----------  -----------
$   (70,782)   $  (57,433) $   736,594  $   520,629  $  (212,143) $  (120,111) $ (107,332) $   (70,121)
          0             0            0            0            0            0      32,967            0
     80,094      (427,702)     198,589     (156,595)     297,998   (1,802,400)    217,403     (275,890)
    907,248      (196,127)     970,177     (336,919)   1,502,577   (1,242,562)    959,471     (586,466)
-----------    ----------  -----------  -----------  -----------  -----------  ----------  -----------

    916,560      (681,262)   1,905,360       27,115    1,588,432   (3,165,073)  1,102,509     (932,477)
-----------    ----------  -----------  -----------  -----------  -----------  ----------  -----------

  5,643,377     3,275,428    7,074,932    5,235,872    2,989,729    3,475,193   1,744,832    2,723,023
          0             0            0            0            0            0           0            0
   (254,233)      (82,293)    (381,666)    (387,782)    (225,401)    (224,026)   (143,938)    (108,091)
  1,425,213      (217,672)   1,718,258   (2,447,600)   1,648,669    3,649,330   1,253,242   (1,146,512)
    (91,110)      (30,120)    (136,094)     (61,966)    (109,089)     (63,894)    (69,515)     (42,808)
-----------    ----------  -----------  -----------  -----------  -----------  ----------  -----------

  6,723,247     2,945,343    8,275,430    2,338,524    4,303,908    6,836,603   2,784,621    1,425,612
-----------    ----------  -----------  -----------  -----------  -----------  ----------  -----------

  7,639,807     2,264,081   10,180,790    2,365,639    5,892,340    3,671,530   3,887,130      493,135

  6,050,008     3,785,927   11,409,719    9,044,080    8,661,558    4,990,028   5,953,093    5,459,958
-----------    ----------  -----------  -----------  -----------  -----------  ----------  -----------
$13,689,815    $6,050,008  $21,590,509  $11,409,719  $14,553,898  $ 8,661,558  $9,840,223  $ 5,953,093
===========    ==========  ===========  ===========  ===========  ===========  ==========  ===========

    595,589       369,225    1,019,827      811,608      859,377      423,446     549,671      480,961
-----------    ----------  -----------  -----------  -----------  -----------  ----------  -----------
  1,160,030       980,364    1,420,063      953,794    1,165,100    1,783,808     630,666      786,129
   (561,841)     (754,000)    (702,733)    (745,575)    (801,422)  (1,347,877)   (402,263)    (717,419)
-----------    ----------  -----------  -----------  -----------  -----------  ----------  -----------
  1,193,778       595,589    1,737,157    1,019,827    1,223,055      859,377     778,074      549,671
===========    ==========  ===========  ===========  ===========  ===========  ==========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A28

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                         SUBACCOUNTS
                                         --------------------------------------------------------------------------
                                                                     AST GOLDMAN SACHS
                                           AST SMALL-CAP VALUE      CONCENTRATED GROWTH        AST GOLDMAN SACHS
                                                PORTFOLIO                PORTFOLIO         MID-CAP GROWTH PORTFOLIO
                                         ----------------------  ------------------------  ------------------------
                                         01/01/2012  01/01/2011   01/01/2012   01/01/2011   01/01/2012   01/01/2011
                                             TO          TO           TO           TO           TO           TO
                                         12/31/2012  12/31/2011   12/31/2012   12/31/2011   12/31/2012   12/31/2011
                                         ----------  ----------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  (98,617) $  (70,152) $  (181,798) $  (149,862) $  (288,568) $  (207,851)
  Capital gains distributions
   received.............................          0           0            0            0    1,788,797      741,248
  Realized gain (loss) on shares
   redeemed.............................    186,176    (361,914)     394,306     (116,211)     288,440     (824,237)
  Net change in unrealized gain (loss)
   on investments.......................    877,635    (565,184)   1,585,979     (915,576)     535,464   (1,344,424)
                                         ----------  ----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    965,194    (997,250)   1,798,487   (1,181,649)   2,324,133   (1,635,264)
                                         ----------  ----------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........  1,777,347   1,942,517    2,952,835    5,288,197    5,508,333    6,626,317
  Annuity Payments......................          0           0            0            0            0            0
  Surrenders, withdrawals and death
   benefits.............................   (184,699)   (200,487)    (168,124)    (727,377)    (292,132)    (514,525)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    881,883    (487,086)   2,431,162   (3,382,134)   3,006,718   (4,211,860)
  Withdrawal and other charges..........    (57,402)    (35,081)    (105,228)     (66,657)    (145,060)     (82,650)
                                         ----------  ----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  2,417,129   1,219,863    5,110,645    1,112,029    8,077,859    1,817,282
                                         ----------  ----------  -----------  -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  3,382,323     222,613    6,909,132      (69,620)  10,401,992      182,018

NET ASSETS
  Beginning of period...................  5,461,308   5,238,695    8,999,026    9,068,646   11,358,598   11,176,580
                                         ----------  ----------  -----------  -----------  -----------  -----------
  End of period......................... $8,843,631  $5,461,308  $15,908,158  $ 8,999,026  $21,760,590  $11,358,598
                                         ==========  ==========  ===========  ===========  ===========  ===========

  Beginning units.......................    521,742     463,947      872,417      824,975    1,007,755      933,653
                                         ----------  ----------  -----------  -----------  -----------  -----------
  Units issued..........................    593,744     742,343    1,028,879    1,136,403    1,401,054    1,397,818
  Units redeemed........................   (388,493)   (684,548)    (588,331)  (1,088,961)    (749,621)  (1,323,716)
                                         ----------  ----------  -----------  -----------  -----------  -----------
  Ending units..........................    726,993     521,742    1,312,965      872,417    1,659,188    1,007,755
                                         ==========  ==========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A29

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
                                 AST LORD ABBETT
   AST LARGE-CAP VALUE          CORE FIXED INCOME     AST MARSICO CAPITAL GROWTH      AST MFS GROWTH
        PORTFOLIO                   PORTFOLIO                 PORTFOLIO                  PORTFOLIO
------------------------    ------------------------  ------------------------   ------------------------
 01/01/2012     01/01/2011   01/01/2012   01/01/2011   01/01/2012    01/01/2011   01/01/2012   01/01/2011
     TO             TO           TO           TO           TO            TO           TO           TO
 12/31/2012     12/31/2011   12/31/2012   12/31/2011   12/31/2012    12/31/2011   12/31/2012   12/31/2011
-----------    -----------  -----------  -----------  -----------   -----------  -----------  -----------
$   185,440    $   (22,121) $  (152,258) $   (11,283) $  (352,155)  $  (284,183) $  (134,732) $   (60,226)
          0              0      851,791            0            0             0            0            0
    (56,104)      (450,623)     218,595      311,717      673,619      (313,211)     203,666       (2,894)
  1,321,717       (100,386)     321,933      534,735    1,569,539    (1,384,872)     890,109     (277,215)
-----------    -----------  -----------  -----------  -----------   -----------  -----------  -----------

  1,451,053       (573,130)   1,240,061      835,169    1,891,003    (1,982,266)     959,043     (340,335)
-----------    -----------  -----------  -----------  -----------   -----------  -----------  -----------

  5,815,943      3,021,721   19,015,635   10,038,354    7,357,094    10,131,331    2,752,710    2,714,326
     (3,162)             0            0            0            0             0            0            0
   (364,054)      (668,652)    (729,647)    (825,159)    (804,069)     (306,361)    (123,992)     (86,834)
    585,699     (1,100,770)   2,948,375    1,764,030    3,500,918    (5,973,079)   2,468,415   (1,554,871)
    (87,661)       (29,588)    (264,759)     (60,975)    (226,628)     (133,581)     (68,163)     (33,371)
-----------    -----------  -----------  -----------  -----------   -----------  -----------  -----------

  5,946,765      1,222,711   20,969,604   10,916,250    9,827,315     3,718,310    5,028,970    1,039,250
-----------    -----------  -----------  -----------  -----------   -----------  -----------  -----------

  7,397,818        649,581   22,209,665   11,751,419   11,718,318     1,736,044    5,988,013      698,915

  7,376,737      6,727,156   18,984,628    7,233,209   18,293,433    16,557,389    4,779,596    4,080,681
-----------    -----------  -----------  -----------  -----------   -----------  -----------  -----------
$14,774,555    $ 7,376,737  $41,194,293  $18,984,628  $30,011,751   $18,293,433  $10,767,609  $ 4,779,596
===========    ===========  ===========  ===========  ===========   ===========  ===========  ===========

    840,825        748,300    1,575,997      612,139    1,718,281     1,533,930      455,535      382,342
-----------    -----------  -----------  -----------  -----------   -----------  -----------  -----------
    931,282        598,324    3,018,361    1,562,949    2,053,244     2,296,032      754,551      518,096
   (354,684)      (505,799)  (1,241,846)    (599,091)  (1,228,269)   (2,111,681)    (316,091)    (444,903)
-----------    -----------  -----------  -----------  -----------   -----------  -----------  -----------
  1,417,423        840,825    3,352,512    1,575,997    2,543,256     1,718,281      893,995      455,535
===========    ===========  ===========  ===========  ===========   ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A30

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                          SUBACCOUNTS
                                         ----------------------------------------------------------------------------
                                           AST NEUBERGER BERMAN    AST NEUBERGER BERMAN / LSV AST PIMCO LIMITED MATURITY
                                         MID-CAP GROWTH PORTFOLIO   MID-CAP VALUE PORTFOLIO        BOND PORTFOLIO
                                         ------------------------  ------------------------   ------------------------
                                          01/01/2012   01/01/2011   01/01/2012    01/01/2011   01/01/2012    01/01/2011
                                              TO           TO           TO            TO           TO            TO
                                          12/31/2012   12/31/2011   12/31/2012    12/31/2011   12/31/2012    12/31/2011
                                         -----------  -----------  -----------   -----------  -----------   -----------
OPERATIONS
  Net investment income (loss).......... $  (270,677) $  (177,994) $   (99,298)  $   (66,570) $   (70,868)  $   (99,497)
  Capital gains distributions
   received.............................           0            0            0             0      633,956       241,403
  Realized gain (loss) on shares
   redeemed.............................     384,771      (47,566)     227,472      (531,932)      (8,495)      (37,787)
  Net change in unrealized gain (loss)
   on investments.......................   1,045,463     (609,919)   1,438,918      (584,289)      44,946       (23,378)
                                         -----------  -----------  -----------   -----------  -----------   -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   1,159,557     (835,479)   1,567,092    (1,182,791)     599,539        80,741
                                         -----------  -----------  -----------   -----------  -----------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........   5,440,294    7,444,595    3,987,737     6,071,614    5,519,364     5,251,205
  Annuity Payments......................           0            0            0             0            0             0
  Surrenders, withdrawals and death
   benefits.............................    (314,385)    (249,444)    (158,864)     (182,710)    (663,167)     (421,133)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   3,183,156   (4,334,035)   1,863,335    (3,165,526)     889,017    (1,772,728)
  Withdrawal and other charges..........    (144,182)     (67,889)    (114,489)      (60,982)    (153,241)      (92,132)
                                         -----------  -----------  -----------   -----------  -----------   -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   8,164,883    2,793,227    5,577,719     2,662,396    5,591,973     2,965,212
                                         -----------  -----------  -----------   -----------  -----------   -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   9,324,440    1,957,748    7,144,811     1,479,605    6,191,512     3,045,953

NET ASSETS
  Beginning of period...................  10,192,969    8,235,221    8,617,159     7,137,554   15,100,283    12,054,330
                                         -----------  -----------  -----------   -----------  -----------   -----------
  End of period......................... $19,517,409  $10,192,969  $15,761,970   $ 8,617,159  $21,291,795   $15,100,283
                                         ===========  ===========  ===========   ===========  ===========   ===========

  Beginning units.......................     862,295      693,749      816,821       658,507    1,418,816     1,124,091
                                         -----------  -----------  -----------   -----------  -----------   -----------
  Units issued..........................   1,337,855    1,308,598    1,096,010     1,207,025    1,616,173     1,062,393
  Units redeemed........................    (689,455)  (1,140,052)    (624,134)   (1,048,711)  (1,074,032)     (767,668)
                                         -----------  -----------  -----------   -----------  -----------   -----------
  Ending units..........................   1,510,695      862,295    1,288,697       816,821    1,960,957     1,418,816
                                         ===========  ===========  ===========   ===========  ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A31

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY    AST QMA US EQUITY ALPHA AST T. ROWE PRICE NATURAL   AST T. ROWE PRICE ASSET
    INCOME PORTFOLIO               PORTFOLIO           RESOURCES PORTFOLIO       ALLOCATION PORTFOLIO
------------------------    ----------------------  ------------------------  --------------------------
 01/01/2012     01/01/2011  01/01/2012  01/01/2011   01/01/2012   01/01/2011   01/01/2012    01/01/2011
     TO             TO          TO          TO           TO           TO           TO            TO
 12/31/2012     12/31/2011  12/31/2012  12/31/2011   12/31/2012   12/31/2011   12/31/2012    12/31/2011
-----------    -----------  ----------  ----------  -----------  -----------  ------------  ------------
$  (219,492)   $   (44,498) $  (53,984) $  (26,663) $  (337,592) $  (256,436) $ (1,817,234) $ (1,322,347)
          0              0           0           0            0            0     3,244,064             0
    272,418       (527,438)    210,908     (89,648)    (938,086)  (1,798,291)    3,780,200    (1,970,220)
  1,711,409       (281,119)    534,982     (41,070)   1,295,662   (4,185,345)   34,237,999    (5,886,549)
-----------    -----------  ----------  ----------  -----------  -----------  ------------  ------------

  1,764,335       (853,055)    691,906    (157,381)      19,984   (6,240,072)   39,445,029    (9,179,116)
-----------    -----------  ----------  ----------  -----------  -----------  ------------  ------------

  8,624,956      4,032,977   1,332,704   1,840,607    6,210,184   11,103,654   214,432,894   155,649,906
          0              0           0           0            0            0       (47,765)            0
   (310,353)      (337,801)   (101,406)    (44,525)    (807,838)  (1,006,363)   (6,278,599)   (3,334,779)
  3,750,355     (2,541,219)  2,217,682    (840,694)   4,381,151   (4,234,588)   42,569,080   (56,199,920)
   (133,663)       (50,937)    (45,713)    (15,761)    (219,845)    (155,135)   (3,593,349)   (1,551,070)
-----------    -----------  ----------  ----------  -----------  -----------  ------------  ------------

 11,931,295      1,103,020   3,403,267     939,627    9,563,652    5,707,568   247,082,261    94,564,137
-----------    -----------  ----------  ----------  -----------  -----------  ------------  ------------

 13,695,630        249,965   4,095,173     782,246    9,583,636     (532,504)  286,527,290    85,385,021

  7,093,624      6,843,659   3,025,276   2,243,030   20,366,272   20,898,776   264,164,701   178,779,680
-----------    -----------  ----------  ----------  -----------  -----------  ------------  ------------
$20,789,254    $ 7,093,624  $7,120,449  $3,025,276  $29,949,908  $20,366,272  $550,691,991  $264,164,701
===========    ===========  ==========  ==========  ===========  ===========  ============  ============

    750,360        718,108     293,943     231,238    2,023,534    1,711,435    24,391,241    16,475,879
-----------    -----------  ----------  ----------  -----------  -----------  ------------  ------------
  1,774,359        931,581     625,878     348,921    2,695,125    2,914,961    31,324,650    25,775,367
   (666,433)      (899,329)   (353,178)   (286,216)  (1,754,320)  (2,602,862)  (10,054,069)  (17,860,005)
-----------    -----------  ----------  ----------  -----------  -----------  ------------  ------------
  1,858,286        750,360     566,643     293,943    2,964,339    2,023,534    45,661,822    24,391,241
===========    ===========  ==========  ==========  ===========  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A32

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                          SUBACCOUNTS
                                         ----------------------------------------------------------------------------
                                           AST MFS GLOBAL EQUITY   AST JPMORGAN INTERNATIONAL AST T. ROWE PRICE GLOBAL
                                                 PORTFOLIO             EQUITY PORTFOLIO            BOND PORTFOLIO
                                         ------------------------  ------------------------   ------------------------
                                          01/01/2012   01/01/2011   01/01/2012    01/01/2011   01/01/2012   01/01/2011
                                              TO           TO           TO            TO           TO           TO
                                          12/31/2012   12/31/2011   12/31/2012    12/31/2011   12/31/2012   12/31/2011
                                         -----------  -----------  -----------   -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $   (69,267) $   (96,593) $     4,158   $   (33,371) $   113,393  $   122,197
  Capital gains distributions
   received.............................           0            0            0             0      251,729       85,984
  Realized gain (loss) on shares
   redeemed.............................     243,678     (202,245)      47,047      (989,607)      31,346      132,783
  Net change in unrealized gain (loss)
   on investments.......................   1,903,728     (669,993)   2,750,619    (1,560,593)     118,159      (58,783)
                                         -----------  -----------  -----------   -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   2,078,139     (968,831)   2,801,824    (2,583,571)     514,627      282,181
                                         -----------  -----------  -----------   -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........   3,825,529    4,493,172    2,964,946     6,305,033    4,433,992    4,731,334
  Annuity Payments......................           0            0            0             0            0            0
  Surrenders, withdrawals and death
   benefits.............................    (212,833)    (160,572)    (297,787)     (201,509)    (366,680)    (457,696)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   1,392,047   (2,253,663)   2,387,662    (4,053,547)   1,803,030   (2,150,494)
  Withdrawal and other charges..........    (102,160)     (61,181)    (151,038)     (102,857)    (129,720)     (71,963)
                                         -----------  -----------  -----------   -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   4,902,583    2,017,756    4,903,783     1,947,120    5,740,622    2,051,181
                                         -----------  -----------  -----------   -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   6,980,722    1,048,925    7,705,607      (636,451)   6,255,249    2,333,362

NET ASSETS
  Beginning of period...................   7,785,786    6,736,861   12,053,672    12,690,123   11,416,125    9,082,763
                                         -----------  -----------  -----------   -----------  -----------  -----------
  End of period......................... $14,766,508  $ 7,785,786  $19,759,279   $12,053,672  $17,671,374  $11,416,125
                                         ===========  ===========  ===========   ===========  ===========  ===========

  Beginning units.......................     738,448      600,071    1,313,564     1,247,253    1,035,375      830,176
                                         -----------  -----------  -----------   -----------  -----------  -----------
  Units issued..........................     952,255    1,010,799    1,468,296     1,623,775    1,064,529    1,096,729
  Units redeemed........................    (522,146)    (872,422)    (993,889)   (1,557,464)    (528,441)    (891,530)
                                         -----------  -----------  -----------   -----------  -----------  -----------
  Ending units..........................   1,168,557      738,448    1,787,971     1,313,564    1,571,463    1,035,375
                                         ===========  ===========  ===========   ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A33

                                           SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT    AST CAPITAL GROWTH ASSET     AST ACADEMIC STRATEGIES       AST BALANCED ASSET
 HEDGED EQUITY PORTFOLIO       ALLOCATION PORTFOLIO     ASSET ALLOCATION PORTFOLIO     ALLOCATION PORTFOLIO
------------------------    --------------------------  --------------------------  --------------------------
 01/01/2012     01/01/2011   01/01/2012    01/01/2011    01/01/2012    01/01/2011    01/01/2012    01/01/2011
     TO             TO           TO            TO            TO            TO            TO            TO
 12/31/2012     12/31/2011   12/31/2012    12/31/2011    12/31/2012    12/31/2011    12/31/2012    12/31/2011
-----------    -----------  ------------  ------------  ------------  ------------  ------------  ------------
$  (406,445)   $  (152,571) $ (2,740,809) $ (3,000,937) $ (2,483,084) $ (3,129,060) $ (3,559,473) $ (3,849,946)
          0              0             0             0             0             0    13,537,034             0
    256,583         26,689     4,530,791    (2,357,253)    3,262,162    (1,423,314)    5,104,906     2,153,974
  2,226,379       (630,011)   25,645,314   (14,290,332)   27,729,344   (13,767,759)   26,157,340   (17,882,809)
-----------    -----------  ------------  ------------  ------------  ------------  ------------  ------------

  2,076,517       (755,893)   27,435,296   (19,648,522)   28,508,422   (18,320,133)   41,239,807   (19,578,781)
-----------    -----------  ------------  ------------  ------------  ------------  ------------  ------------

 20,838,895      8,089,423    72,208,643    93,007,685    55,680,594    84,558,699   119,037,626   135,261,534
          0              0             0             0             0             0      (290,287)            0
   (804,594)      (627,606)   (5,788,675)   (4,423,529)   (7,387,563)   (4,974,573)  (12,798,215)  (11,305,561)
  1,630,113        (35,642)   29,001,937   (67,834,244)   24,725,926   (42,666,476)   35,715,392   (79,705,786)
   (205,755)       (34,483)   (2,111,004)   (1,306,210)   (2,100,596)   (1,340,353)   (3,503,930)   (2,095,358)
-----------    -----------  ------------  ------------  ------------  ------------  ------------  ------------

 21,458,659      7,391,692    93,310,901    19,443,702    70,918,361    35,577,297   138,160,586    42,154,829
-----------    -----------  ------------  ------------  ------------  ------------  ------------  ------------

 23,535,176      6,635,799   120,746,197      (204,820)   99,426,783    17,257,164   179,400,393    22,576,048

 16,414,783      9,778,984   216,804,339   217,009,159   249,345,914   232,088,750   352,781,945   330,205,897
-----------    -----------  ------------  ------------  ------------  ------------  ------------  ------------
$39,949,959    $16,414,783  $337,550,536  $216,804,339  $348,772,697  $249,345,914  $532,182,338  $352,781,945
===========    ===========  ============  ============  ============  ============  ============  ============

  1,819,065      1,007,356    21,420,963    20,678,461    24,615,273    22,015,759    33,653,172    30,549,180
-----------    -----------  ------------  ------------  ------------  ------------  ------------  ------------
  3,077,000      1,506,674    19,557,007    19,760,641    15,687,528    17,796,492    24,461,209    25,446,956
   (796,004)      (694,965)  (11,330,180)  (19,018,139)   (9,310,172)  (15,196,978)  (12,191,054)  (22,342,964)
-----------    -----------  ------------  ------------  ------------  ------------  ------------  ------------
  4,100,061      1,819,065    29,647,790    21,420,963    30,992,629    24,615,273    45,923,327    33,653,172
===========    ===========  ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A34

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                             SUBACCOUNTS
                                         ------------------------------------------------------------------------------------
                                           AST PRESERVATION ASSET     AST FIRST TRUST BALANCED     AST FIRST TRUST CAPITAL
                                            ALLOCATION PORTFOLIO          TARGET PORTFOLIO       APPRECIATION TARGET PORTFOLIO
                                         --------------------------  --------------------------  ----------------------------
                                          01/01/2012    01/01/2011    01/01/2012    01/01/2011    01/01/2012     01/01/2011
                                              TO            TO            TO            TO            TO             TO
                                          12/31/2012    12/31/2011    12/31/2012    12/31/2011    12/31/2012     12/31/2011
                                         ------------  ------------  ------------  ------------  ------------   ------------
OPERATIONS
  Net investment income (loss).......... $ (2,136,461) $ (1,871,297) $    375,150  $     53,875  $   (741,402)  $   (625,646)
  Capital gains distributions
   received.............................   19,769,310             0             0             0             0              0
  Realized gain (loss) on shares
   redeemed.............................    1,988,511     2,465,464     1,121,650    (3,011,507)    1,325,613     (5,279,801)
  Net change in unrealized gain (loss)
   on investments.......................    6,895,289    (3,977,122)   12,984,047    (6,154,694)   13,624,196    (11,932,967)
                                         ------------  ------------  ------------  ------------  ------------   ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   26,516,649    (3,382,955)   14,480,847    (9,112,326)   14,208,407    (17,838,414)
                                         ------------  ------------  ------------  ------------  ------------   ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........  144,317,246   116,740,663    84,911,023    81,273,329    73,832,499     84,854,477
  Annuity Payments......................            0             0       (17,014)            0             0              0
  Surrenders, withdrawals and death
   benefits.............................  (10,106,230)   (7,602,615)   (3,229,994)   (1,935,981)   (2,120,772)    (1,236,721)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    2,449,967   (42,561,992)   15,264,086   (30,458,071)   24,654,609    (49,562,091)
  Withdrawal and other charges..........   (2,638,158)   (1,391,361)   (1,693,589)     (812,420)   (1,540,896)      (814,608)
                                         ------------  ------------  ------------  ------------  ------------   ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  134,022,825    65,184,695    95,234,512    48,066,857    94,825,440     33,241,057
                                         ------------  ------------  ------------  ------------  ------------   ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  160,539,474    61,801,740   109,715,359    38,954,531   109,033,847     15,402,643

NET ASSETS
  Beginning of period...................  266,300,550   204,498,810   138,312,744    99,358,213   113,082,406     97,679,763
                                         ------------  ------------  ------------  ------------  ------------   ------------
  End of period......................... $426,840,024  $266,300,550  $248,028,103  $138,312,744  $222,116,253   $113,082,406
                                         ============  ============  ============  ============  ============   ============

  Beginning units.......................   24,615,353    18,568,295    13,265,213     9,356,812    11,105,442      9,120,677
                                         ------------  ------------  ------------  ------------  ------------   ------------
  Units issued..........................   18,123,219    16,496,730    14,709,530    13,675,653    16,010,851     15,611,746
  Units redeemed........................   (6,083,299)  (10,449,672)   (6,304,900)   (9,767,252)   (7,710,037)   (13,626,981)
                                         ------------  ------------  ------------  ------------  ------------   ------------
  Ending units..........................   36,655,273    24,615,353    21,669,843    13,265,213    19,406,256     11,105,442
                                         ============  ============  ============  ============  ============   ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A35

                                          SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
       AST ADVANCED           AST T. ROWE PRICE LARGE-CAP      AST MONEY MARKET         AST SMALL-CAP GROWTH
   STRATEGIES PORTFOLIO           GROWTH PORTFOLIO                 PORTFOLIO                  PORTFOLIO
--------------------------    --------------------------  --------------------------  ------------------------
 01/01/2012      01/01/2011    01/01/2012    01/01/2011    01/01/2012    01/01/2011    01/01/2012   01/01/2011
     TO              TO            TO            TO            TO            TO            TO           TO
 12/31/2012      12/31/2011    12/31/2012    12/31/2011    12/31/2012    12/31/2011    12/31/2012   12/31/2011
------------    ------------  -----------   -----------   ------------  ------------  -----------  -----------
$ (1,125,736)   $ (1,109,068) $  (450,257)  $  (277,130)  $   (331,816) $   (284,412) $  (200,792) $  (124,005)
     978,632               0            0             0              0             0            0            0
   2,685,004      (2,073,998)     595,258      (119,297)             0             0      232,825       43,373
  25,417,674      (6,404,600)   2,690,050    (1,259,418)             0             0      828,600     (609,710)
------------    ------------  -----------   -----------   ------------  ------------  -----------  -----------

  27,955,574      (9,587,666)   2,835,051    (1,655,845)      (331,816)     (284,412)     860,633     (690,342)
------------    ------------  -----------   -----------   ------------  ------------  -----------  -----------

 145,489,068     114,822,906    9,462,527     9,316,934      9,847,041    23,134,838    3,444,336    4,035,279
     (35,236)              0       (3,126)            0              0             0       (3,992)           0
  (4,458,320)     (2,259,599)    (604,612)     (385,324)   (21,332,031)  (11,068,116)    (457,867)    (269,956)
  30,640,009     (48,268,209)   6,954,363    (4,702,726)     9,993,186    (2,642,568)   2,353,980   (1,452,427)
  (2,447,999)     (1,068,296)    (226,310)     (107,883)      (141,855)      (99,847)     (92,306)     (38,817)
------------    ------------  -----------   -----------   ------------  ------------  -----------  -----------

 169,187,522      63,226,802   15,582,842     4,121,001     (1,633,659)    9,324,307    5,244,151    2,274,079
------------    ------------  -----------   -----------   ------------  ------------  -----------  -----------

 197,143,096      53,639,136   18,417,893     2,465,156     (1,965,475)    9,039,895    6,104,784    1,583,737

 182,811,037     129,171,901   16,199,304    13,734,148     21,882,063    12,842,168    7,766,322    6,182,585
------------    ------------  -----------   -----------   ------------  ------------  -----------  -----------
$379,954,133    $182,811,037  $34,617,197   $16,199,304   $ 19,916,588  $ 21,882,063  $13,871,106  $ 7,766,322
============    ============  ===========   ===========   ============  ============  ===========  ===========

  17,018,736      11,836,902    1,502,529     1,232,550      2,221,281     1,273,760      646,526      507,079
------------    ------------  -----------   -----------   ------------  ------------  -----------  -----------
  22,776,358      19,064,231    2,333,677     1,850,572      4,261,909     5,570,243      849,316      770,237
  (8,172,654)    (13,882,397)  (1,062,847)   (1,580,593)    (4,427,038)   (4,622,722)    (460,220)    (630,790)
------------    ------------  -----------   -----------   ------------  ------------  -----------  -----------
  31,622,440      17,018,736    2,773,359     1,502,529      2,056,152     2,221,281    1,035,622      646,526
============    ============  ===========   ===========   ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A36

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                          SUBACCOUNTS
                                         -----------------------------------------------------------------------------
                                           AST PIMCO TOTAL RETURN    AST INTERNATIONAL VALUE  AST INTERNATIONAL GROWTH
                                               BOND PORTFOLIO               PORTFOLIO                 PORTFOLIO
                                         --------------------------  -----------------------  ------------------------
                                          01/01/2012    01/01/2011   01/01/2012   01/01/2011   01/01/2012   01/01/2011
                                              TO            TO           TO           TO           TO           TO
                                          12/31/2012    12/31/2011   12/31/2012   12/31/2011   12/31/2012   12/31/2011
                                         ------------  ------------  ----------  -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  1,844,475  $    350,620  $   26,624  $   (10,049) $   (63,501) $   (81,061)
  Capital gains distributions
   received.............................    2,122,034     5,614,561           0            0            0            0
  Realized gain (loss) on shares
   redeemed.............................    1,368,839      (984,745)    (88,699)    (507,100)      46,543     (773,683)
  Net change in unrealized gain (loss)
   on investments.......................    9,112,176    (2,390,884)    833,703     (628,081)   1,639,718     (972,097)
                                         ------------  ------------  ----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   14,447,524     2,589,552     771,628   (1,145,230)   1,622,760   (1,826,841)
                                         ------------  ------------  ----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........   57,662,142    68,227,812   1,533,076    3,175,404    3,985,389    4,376,264
  Annuity Payments......................      (79,548)      (36,580)          0            0            0            0
  Surrenders, withdrawals and death
   benefits.............................   (6,778,735)   (7,624,810)   (164,835)     (67,398)    (120,987)     (92,634)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   29,400,681   (42,240,369)    819,994   (1,727,225)     280,466   (1,576,773)
  Withdrawal and other charges..........   (1,621,879)     (944,155)    (52,636)     (31,704)     (99,214)     (46,956)
                                         ------------  ------------  ----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   78,582,661    17,381,898   2,135,599    1,349,077    4,045,654    2,659,901
                                         ------------  ------------  ----------  -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   93,030,185    19,971,450   2,907,227      203,847    5,668,414      833,060

NET ASSETS
  Beginning of period...................  154,437,971   134,466,521   4,480,177    4,276,330    7,164,025    6,330,965
                                         ------------  ------------  ----------  -----------  -----------  -----------
  End of period......................... $247,468,156  $154,437,971  $7,387,404  $ 4,480,177  $12,832,439  $ 7,164,025
                                         ============  ============  ==========  ===========  ===========  ===========

  Beginning units.......................   14,092,072    12,278,400     494,113      408,114      784,260      592,727
                                         ------------  ------------  ----------  -----------  -----------  -----------
  Units issued..........................   13,551,715    12,896,311     581,282      677,919    1,092,732    1,177,939
  Units redeemed........................   (6,418,981)  (11,082,639)   (369,855)    (591,920)    (671,935)    (986,406)
                                         ------------  ------------  ----------  -----------  -----------  -----------
  Ending units..........................   21,224,806    14,092,072     705,540      494,113    1,205,057      784,260
                                         ============  ============  ==========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A37

                                        SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------
NVIT DEVELOPING MARKETS   AST INVESTMENT GRADE BOND   AST WESTERN ASSET CORE PLUS
         FUND                     PORTFOLIO                BOND PORTFOLIO          AST BOND PORTFOLIO 2018
----------------------   ---------------------------  --------------------------  ------------------------
01/01/2012   01/01/2011    01/01/2012    01/01/2011    01/01/2012    01/01/2011    01/01/2012   01/01/2011
    TO           TO            TO            TO            TO            TO            TO           TO
12/31/2012   12/31/2011    12/31/2012    12/31/2011    12/31/2012    12/31/2011    12/31/2012   12/31/2011
----------  -----------  -------------  ------------  -----------   -----------   -----------  -----------
 $ (9,963)  $   (13,199) $  (1,181,495) $ (3,849,425) $   605,183   $   334,164   $  (363,913) $  (177,515)
        0             0      5,700,628     2,420,829    1,333,248       462,908       110,842      307,854
  (74,592)     (855,034)    35,842,163     1,521,101      345,313       364,517       344,006       50,058
  177,614       622,061     (9,733,697)   14,626,636      (19,061)      187,065       622,643      612,200
 --------   -----------  -------------  ------------  -----------   -----------   -----------  -----------

   93,059      (246,172)    30,627,599    14,719,141    2,264,683     1,348,654       713,578      792,597
 --------   -----------  -------------  ------------  -----------   -----------   -----------  -----------

      799        22,594         31,058             0   10,203,138    12,310,969            53           27
        0             0        (14,459)            0            0             0             0            0
  (98,746)      (79,141)    (5,486,824)   (3,531,108)    (566,897)     (495,273)     (565,155)    (294,102)
    1,421    (1,611,156)  (437,054,915)  673,290,519    5,144,620    (7,292,557)      700,571   20,339,006
   (1,694)       (1,890)    (4,055,949)   (2,276,880)    (343,412)     (204,784)       (3,435)        (127)
 --------   -----------  -------------  ------------  -----------   -----------   -----------  -----------

  (98,220)   (1,669,593)  (446,581,089)  667,482,531   14,437,449     4,318,355       132,034   20,044,804
 --------   -----------  -------------  ------------  -----------   -----------   -----------  -----------

   (5,161)   (1,915,765)  (415,953,490)  682,201,672   16,702,132     5,667,009       845,612   20,837,401

  670,330     2,586,095    688,204,214     6,002,542   28,879,973    23,212,964    21,048,746      211,345
 --------   -----------  -------------  ------------  -----------   -----------   -----------  -----------
 $665,169   $   670,330  $ 272,250,724  $688,204,214  $45,582,105   $28,879,973   $21,894,358  $21,048,746
 ========   ===========  =============  ============  ===========   ===========   ===========  ===========

   51,346       150,777     56,740,197       468,830    2,627,749     2,191,615     1,787,276       17,593
 --------   -----------  -------------  ------------  -----------   -----------   -----------  -----------
    4,021        10,159     81,569,601   152,585,942    3,231,760     3,084,733       632,036    2,632,927
  (11,010)     (109,590)  (117,381,032)  (96,314,575)  (1,939,931)   (2,648,599)     (619,836)    (863,244)
 --------   -----------  -------------  ------------  -----------   -----------   -----------  -----------
   44,357        51,346     20,928,766    56,740,197    3,919,578     2,627,749     1,799,476    1,787,276
 ========   ===========  =============  ============  ===========   ===========   ===========  ===========


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A38

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                        SUBACCOUNTS
                                         ------------------------------------------------------------------------
                                                                  AST GLOBAL REAL ESTATE   AST PARAMETRIC EMERGING
                                         AST BOND PORTFOLIO 2019        PORTFOLIO         MARKETS EQUITY PORTFOLIO
                                         ---------------------   -----------------------  ------------------------
                                         01/01/2012   01/01/2011 01/01/2012   01/01/2011   01/01/2012   01/01/2011
                                             TO           TO         TO           TO           TO           TO
                                         12/31/2012   12/31/2011 12/31/2012   12/31/2011   12/31/2012   12/31/2011
                                         ----------   ---------- ----------  -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).......... $  (13,650)   $   (112) $  (11,410) $    24,590  $  (121,976) $  (142,835)
  Capital gains distributions
   received.............................     29,557       2,092           0            0      339,838            0
  Realized gain (loss) on shares
   redeemed.............................     (1,419)       (610)    134,049     (179,409)    (336,541)  (1,900,072)
  Net change in unrealized gain (loss)
   on investments.......................     (3,809)       (579)    993,606     (375,870)   2,880,354   (3,298,453)
                                         ----------    --------  ----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................     10,679         791   1,116,245     (530,689)   2,761,675   (5,341,360)
                                         ----------    --------  ----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........          0           4   1,819,905    2,284,934    5,355,572   11,227,397
  Annuity Payments......................          0           0           0            0            0            0
  Surrenders, withdrawals and death
   benefits.............................    (21,627)    (34,272)    (81,702)     (60,381)    (186,213)    (194,829)
  Net transfers between other
   subaccounts or fixed rate
   option...............................  2,294,154           0     892,920   (1,360,284)   3,811,729   (8,133,173)
  Withdrawal and other charges..........        (67)          0     (48,481)     (28,356)    (210,466)    (145,512)
                                         ----------    --------  ----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  2,272,460     (34,268)  2,582,642      835,913    8,770,622    2,753,883
                                         ----------    --------  ----------  -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  2,283,139     (33,477)  3,698,887      305,224   11,532,297   (2,587,477)

NET ASSETS
  Beginning of period...................          1      33,478   3,471,548    3,166,324   14,498,653   17,086,130
                                         ----------    --------  ----------  -----------  -----------  -----------
  End of period......................... $2,283,140    $      1  $7,170,435  $ 3,471,548  $26,030,950  $14,498,653
                                         ==========    ========  ==========  ===========  ===========  ===========

  Beginning units.......................          0       2,796     333,835      289,148    1,592,487    1,468,373
                                         ----------    --------  ----------  -----------  -----------  -----------
  Units issued..........................    205,143           0     456,643      487,444    2,517,714    2,635,611
  Units redeemed........................    (22,048)     (2,796)   (243,345)    (442,757)  (1,651,706)  (2,511,497)
                                         ----------    --------  ----------  -----------  -----------  -----------
  Ending units..........................    183,095           0     547,133      333,835    2,458,495    1,592,487
                                         ==========    ========  ==========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A39

                                           SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING     AST GOLDMAN SACHS        AST SCHRODERS GLOBAL       AST CLS MODERATE ASSET
   FUNDS ALLOCATION FUND        SMALL-CAP VALUE PORTFOLIO     TACTICAL PORTFOLIO         ALLOCATION PORTFOLIO
------------------------------  ------------------------  --------------------------  --------------------------
  01/01/2012      01/01/2011     01/01/2012   01/01/2011   01/01/2012    01/01/2011    01/01/2012    01/01/2011
      TO              TO             TO           TO           TO            TO            TO            TO
 09/21/2012**     12/31/2011     12/31/2012   12/31/2011   12/31/2012    12/31/2011    12/31/2012    12/31/2011
 -------------   ------------   -----------  -----------  ------------  ------------  ------------  ------------
$   2,728,206    $ (2,144,536)  $  (195,213) $  (140,819) $ (1,637,927) $ (1,158,523) $ (1,992,949) $ (1,321,347)
            0               0             0            0       602,053       832,012     4,402,813     1,704,048
   15,394,586      (4,030,882)      409,844     (340,918)    2,099,981    (3,191,974)      984,445    (2,260,018)
   (2,097,431)     (5,447,041)    1,514,979     (608,211)   13,523,798    (5,453,108)    8,685,465    (5,736,625)
 -------------   ------------   -----------  -----------  ------------  ------------  ------------  ------------

   16,025,361     (11,622,459)    1,729,610   (1,089,948)   14,587,905    (8,971,593)   12,079,774    (7,613,942)
 -------------   ------------   -----------  -----------  ------------  ------------  ------------  ------------

   27,761,082      78,999,146     4,932,364    7,710,555    62,692,680    63,448,734    97,934,845    70,249,625
            0               0             0            0             0             0       (17,098)            0
   (1,374,046)     (1,461,462)     (237,214)    (419,088)   (1,410,365)     (710,074)   (2,895,888)   (1,596,833)
 (161,076,921)    (51,674,178)    2,572,375   (4,276,518)   23,691,131   (34,037,183)   16,047,217   (28,090,529)
   (1,028,148)       (891,924)     (144,647)     (81,803)   (1,264,387)     (593,984)   (1,598,741)     (733,121)
 -------------   ------------   -----------  -----------  ------------  ------------  ------------  ------------

 (135,718,033)     24,971,582     7,122,878    2,933,146    83,709,059    28,107,493   109,470,335    39,829,142
 -------------   ------------   -----------  -----------  ------------  ------------  ------------  ------------

 (119,692,672)     13,349,123     8,852,488    1,843,198    98,296,964    19,135,900   121,550,109    32,215,200

  119,692,672     106,343,549    11,039,742    9,196,544    81,483,863    62,347,963   114,175,261    81,960,061
 -------------   ------------   -----------  -----------  ------------  ------------  ------------  ------------
$           0    $119,692,672   $19,892,230  $11,039,742  $179,780,827  $ 81,483,863  $235,725,370  $114,175,261
 =============   ============   ===========  ===========  ============  ============  ============  ============

   11,945,693      10,403,163       959,394      790,640     7,911,117     5,917,097    11,121,340     7,792,325
 -------------   ------------   -----------  -----------  ------------  ------------  ------------  ------------
   10,141,973      15,190,291     1,339,815    1,506,789    12,393,694    11,456,791    15,152,387    11,864,728
  (22,087,666)    (13,647,761)     (774,517)  (1,338,035)   (5,114,569)   (9,462,771)   (5,270,204)   (8,535,713)
 -------------   ------------   -----------  -----------  ------------  ------------  ------------  ------------
            0      11,945,693     1,524,692      959,394    15,190,242     7,911,117    21,003,523    11,121,340
 =============   ============   ===========  ===========  ============  ============  ============  ============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A40

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                             SUBACCOUNTS
                                         ----------------------------------------------------------------------------------
                                           AST J.P. MORGAN GLOBAL    AST HORIZON MODERATE ASSET    AST FI PYRAMIS(R) ASSET
                                             THEMATIC PORTFOLIO         ALLOCATION PORTFOLIO        ALLOCATION PORTFOLIO
                                         --------------------------  --------------------------  --------------------------
                                          01/01/2012    01/01/2011    01/01/2012    01/01/2011    01/01/2012    01/01/2011
                                              TO            TO            TO            TO            TO            TO
                                          12/31/2012    12/31/2011    12/31/2012    12/31/2011    12/31/2012    12/31/2011
                                         ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income (loss).......... $ (1,037,698) $   (664,728) $ (1,263,976) $   (933,786) $ (1,086,065) $   (769,247)
  Capital gains distributions
   received.............................      496,390     2,205,561     2,879,907     3,870,248             0     1,983,750
  Realized gain (loss) on shares
   redeemed.............................      818,542    (2,206,377)      627,204    (1,431,415)      716,635    (3,104,763)
  Net change in unrealized gain (loss)
   on investments.......................    7,800,617    (3,293,153)    5,821,376    (5,382,931)    8,675,694    (3,444,372)
                                         ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    8,077,851    (3,958,697)    8,064,511    (3,877,884)    8,306,264    (5,334,632)
                                         ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........   45,685,661    36,999,463    39,016,865    41,333,962    47,335,757    43,253,820
  Annuity Payments......................            0             0             0             0             0             0
  Surrenders, withdrawals and death
   benefits.............................     (704,287)     (535,161)   (1,737,598)     (916,157)     (843,643)     (493,695)
  Net transfers between other
   subaccounts or fixed rate
   option...............................    6,957,370   (15,405,961)    9,185,338   (16,290,239)   13,178,625   (19,482,671)
  Withdrawal and other charges..........     (773,763)     (361,713)   (1,056,667)     (586,636)     (816,214)     (355,134)
                                         ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   51,164,981    20,696,628    45,407,938    23,540,930    58,854,525    22,922,320
                                         ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   59,242,832    16,737,931    53,472,449    19,663,046    67,160,789    17,587,688

NET ASSETS
  Beginning of period...................   52,173,792    35,435,861    86,340,779    66,677,733    53,096,580    35,508,892
                                         ------------  ------------  ------------  ------------  ------------  ------------
  End of period......................... $111,416,624  $ 52,173,792  $139,813,228  $ 86,340,779  $120,257,369  $ 53,096,580
                                         ============  ============  ============  ============  ============  ============

  Beginning units.......................    4,964,168     3,330,108     8,325,112     6,330,222     5,117,071     3,298,104
                                         ------------  ------------  ------------  ------------  ------------  ------------
  Units issued..........................    7,846,389     6,509,643     7,240,381     7,441,727     8,641,888     7,313,785
  Units redeemed........................   (3,352,372)   (4,875,583)   (3,153,496)   (5,446,837)   (3,415,021)   (5,494,818)
                                         ------------  ------------  ------------  ------------  ------------  ------------
  Ending units..........................    9,458,185     4,964,168    12,411,997     8,325,112    10,343,938     5,117,071
                                         ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A41

                                SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------
     PROFUND VP         PROFUND VP CONSUMER       PROFUND VP            PROFUND VP
  CONSUMER SERVICES       GOODS PORTFOLIO         FINANCIALS            HEALTH CARE
--------------------   --------------------  --------------------  --------------------
01/01/2012  01/01/2011 01/01/2012 01/01/2011 01/01/2012 01/01/2011 01/01/2012 01/01/2011
    TO          TO         TO         TO         TO         TO         TO         TO
12/31/2012  12/31/2011 12/31/2012 12/31/2011 12/31/2012 12/31/2011 12/31/2012 12/31/2011
----------  ---------- ---------- ---------- ---------- ---------- ---------- ----------
 $ (5,515)   $ (4,782)  $ (2,177)  $   (650)  $ (6,939) $  (7,239)  $ (4,666)  $ (4,595)
    1,660           0          0          0          0          0          0          0
   28,512      28,940     17,887     24,821     24,480    (18,867)    28,837     25,471
   41,779     (23,814)    14,842    (17,033)    83,373    (78,387)    35,071     (2,293)
 --------    --------   --------   --------   --------  ---------   --------   --------

   66,436         344     30,552      7,138    100,914   (104,493)    59,242     18,583
 --------    --------   --------   --------   --------  ---------   --------   --------

   18,419      49,505     19,570     45,585     21,716     65,530     15,913     50,988
        0           0          0          0          0          0          0          0
   (1,555)       (876)    (1,602)      (933)   (46,935)      (889)    (1,487)      (849)
  (68,696)    (49,456)   (45,427)   (53,434)   (62,933)     1,062    (62,329)   (71,762)
   (3,182)     (2,686)    (3,017)    (2,629)    (4,219)    (3,528)    (3,563)    (3,128)
 --------    --------   --------   --------   --------  ---------   --------   --------

  (55,014)     (3,513)   (30,476)   (11,411)   (92,371)    62,175    (51,466)   (24,751)
 --------    --------   --------   --------   --------  ---------   --------   --------

   11,422      (3,169)        76     (4,273)     8,543    (42,318)     7,776     (6,168)

  318,360     321,529    309,464    313,737    460,756    503,074    367,076    373,244
 --------    --------   --------   --------   --------  ---------   --------   --------
 $329,782    $318,360   $309,540   $309,464   $469,299  $ 460,756   $374,852   $367,076
 ========    ========   ========   ========   ========  =========   ========   ========

   28,187      29,590     27,614     29,498     83,052     76,969     33,986     37,474
 --------    --------   --------   --------   --------  ---------   --------   --------
    6,303      19,609      7,026     17,058     26,427     63,797     10,485     24,879
  (10,218)    (21,012)    (9,350)   (18,942)   (40,632)   (57,714)   (14,458)   (28,367)
 --------    --------   --------   --------   --------  ---------   --------   --------
   24,272      28,187     25,290     27,614     68,847     83,052     30,013     33,986
 ========    ========   ========   ========   ========  =========   ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A42

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                    SUBACCOUNTS
                                         ----------------------------------------------------------------
                                              PROFUND VP            PROFUND VP            PROFUND VP
                                              INDUSTRIALS         MID-CAP GROWTH         MID-CAP VALUE
                                         --------------------  --------------------  --------------------
                                         01/01/2012 01/01/2011 01/01/2012 01/01/2011 01/01/2012 01/01/2011
                                             TO         TO         TO         TO         TO         TO
                                         12/31/2012 12/31/2011 12/31/2012 12/31/2011 12/31/2012 12/31/2011
                                         ---------- ---------- ---------- ---------- ---------- ----------
OPERATIONS
  Net investment income (loss)..........  $ (4,172)  $ (4,048)  $ (1,591)  $ (1,427)  $ (1,216)  $  (984)
  Capital gains distributions
   received.............................         0          0          0          0          0         0
  Realized gain (loss) on shares
   redeemed.............................    20,490     22,262      3,168      5,612      7,323     1,664
  Net change in unrealized gain (loss)
   on investments.......................    25,260    (48,784)    10,667    (15,105)     6,156    (9,053)
                                          --------   --------   --------   --------   --------   -------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    41,578    (30,570)    12,244    (10,920)    12,263    (8,373)
                                          --------   --------   --------   --------   --------   -------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........    11,307     40,222      5,672     16,804      6,321    18,364
  Annuity Payments......................         0          0          0          0          0         0
  Surrenders, withdrawals and death
   benefits.............................    (1,463)      (281)      (285)       (92)   (11,063)   (2,192)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   (22,679)   (80,591)    15,477     (6,856)   (18,049)    3,080
  Withdrawal and other charges..........    (3,065)    (2,868)      (935)      (788)      (749)     (633)
                                          --------   --------   --------   --------   --------   -------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (15,900)   (43,518)    19,929      9,068    (23,540)   18,619
                                          --------   --------   --------   --------   --------   -------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................    25,678    (74,088)    32,173     (1,852)   (11,277)   10,246

NET ASSETS
  Beginning of period...................   289,434    363,522     87,030     88,882     80,928    70,682
                                          --------   --------   --------   --------   --------   -------
  End of period.........................  $315,112   $289,434   $119,203   $ 87,030   $ 69,651   $80,928
                                          ========   ========   ========   ========   ========   =======

  Beginning units.......................    32,874     39,954      8,510      8,315      8,634     7,138
                                          --------   --------   --------   --------   --------   -------
  Units issued..........................    15,432     28,222      5,159      8,878      2,447     8,089
  Units redeemed........................   (16,934)   (35,302)    (3,414)    (8,683)    (4,610)   (6,593)
                                          --------   --------   --------   --------   --------   -------
  Ending units..........................    31,372     32,874     10,255      8,510      6,471     8,634
                                          ========   ========   ========   ========   ========   =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A43

                                SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------
     PROFUND VP             PROFUND VP            PROFUND VP            PROFUND VP
     REAL ESTATE         SMALL-CAP GROWTH       SMALL-CAP VALUE     TELECOMMUNICATIONS
--------------------   --------------------  --------------------  --------------------
01/01/2012  01/01/2011 01/01/2012 01/01/2011 01/01/2012 01/01/2011 01/01/2012 01/01/2011
    TO          TO         TO         TO         TO         TO         TO         TO
12/31/2012  12/31/2011 12/31/2012 12/31/2011 12/31/2012 12/31/2011 12/31/2012 12/31/2011
----------  ---------- ---------- ---------- ---------- ---------- ---------- ----------
 $  1,441    $ (1,951)  $  (497)   $  (383)   $  (294)   $  (342)   $  7,533   $  3,833
        0           0         0         43          0          0           0          0
    8,170      20,887     1,488      3,513        955      2,484      14,768      1,355
    7,362     (21,958)    1,969     (4,807)     2,160     (4,269)     18,321    (17,520)
 --------    --------   -------    -------    -------    -------    --------   --------

   16,973      (3,022)    2,960     (1,634)     2,821     (2,127)     40,622    (12,332)
 --------    --------   -------    -------    -------    -------    --------   --------

    4,265      13,703     1,282      1,958        648      2,175      11,450     39,282
        0           0         0          0          0          0           0          0
     (208)       (171)   (8,057)    (2,091)         0          0      (1,511)    (1,380)
   14,616     (32,886)    9,776        (21)    (2,071)    (5,194)    (56,167)   (13,680)
   (1,150)     (1,059)     (240)      (209)      (174)      (196)     (2,536)    (2,212)
 --------    --------   -------    -------    -------    -------    --------   --------

   17,523     (20,413)    2,761       (363)    (1,597)    (3,215)    (48,764)    22,010
 --------    --------   -------    -------    -------    -------    --------   --------

   34,496     (23,435)    5,721     (1,997)     1,224     (5,342)     (8,142)     9,678

  109,609     133,044    26,096     28,093     19,259     24,601     254,740    245,062
 --------    --------   -------    -------    -------    -------    --------   --------
 $144,105    $109,609   $31,817    $26,096    $20,483    $19,259    $246,598   $254,740
 ========    ========   =======    =======    =======    =======    ========   ========

   12,429      15,569     2,491      2,676      1,988      2,399      28,944     27,946
 --------    --------   -------    -------    -------    -------    --------   --------
    7,343      11,942     1,912      3,176        381      1,982       8,977     26,328
   (5,612)    (15,082)   (1,662)    (3,361)      (522)    (2,393)    (13,512)   (25,330)
 --------    --------   -------    -------    -------    -------    --------   --------
   14,160      12,429     2,741      2,491      1,847      1,988      24,409     28,944
 ========    ========   =======    =======    =======    =======    ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A44

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                    SUBACCOUNTS
                                         ----------------------------------------------------------------
                                              PROFUND VP            PROFUND VP            PROFUND VP
                                               UTILITIES         LARGE-CAP GROWTH       LARGE-CAP VALUE
                                         --------------------  --------------------  --------------------
                                         01/01/2012 01/01/2011 01/01/2012 01/01/2011 01/01/2012 01/01/2011
                                             TO         TO         TO         TO         TO         TO
                                         12/31/2012 12/31/2011 12/31/2012 12/31/2011 12/31/2012 12/31/2011
                                         ---------- ---------- ---------- ---------- ---------- ----------
OPERATIONS
  Net investment income (loss)..........  $  3,242   $  2,653   $  (816)   $  (824)   $   (743)  $ (1,028)
  Capital gains distributions
   received.............................         0          0         0          0           0          0
  Realized gain (loss) on shares
   redeemed.............................    11,656     14,234     3,326      5,278      13,261        856
  Net change in unrealized gain (loss)
   on investments.......................   (17,498)    14,867     1,514     (6,626)      2,978     (8,180)
                                          --------   --------   -------    -------    --------   --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    (2,600)    31,754     4,024     (2,172)     15,496     (8,352)
                                          --------   --------   -------    -------    --------   --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........    13,972     49,250       238        572       1,906     23,502
  Annuity Payments......................         0          0         0          0           0          0
  Surrenders, withdrawals and death
   benefits.............................    (1,313)    (1,708)        0     (2,016)    (53,942)       (93)
  Net transfers between other
   subaccounts or fixed rate
   option...............................   (54,756)   (62,123)    8,331     (4,708)    (27,699)   (13,093)
  Withdrawal and other charges..........    (2,424)    (2,276)     (351)      (281)       (944)      (831)
                                          --------   --------   -------    -------    --------   --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (44,521)   (16,857)    8,218     (6,433)    (80,679)     9,485
                                          --------   --------   -------    -------    --------   --------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   (47,121)    14,897    12,242     (8,605)    (65,183)     1,133

NET ASSETS
  Beginning of period...................   258,742    243,845    36,943     45,548     140,580    139,447
                                          --------   --------   -------    -------    --------   --------
  End of period.........................  $211,621   $258,742   $49,185    $36,943    $ 75,397   $140,580
                                          ========   ========   =======    =======    ========   ========

  Beginning units.......................    27,191     29,660     3,831      4,793      17,584     16,965
                                          --------   --------   -------    -------    --------   --------
  Units issued..........................    13,353     23,495     4,972      4,644       3,334      9,971
  Units redeemed........................   (17,985)   (25,964)   (4,218)    (5,606)    (12,624)    (9,352)
                                          --------   --------   -------    -------    --------   --------
  Ending units..........................    22,559     27,191     4,585      3,831       8,294     17,584
                                          ========   ========   =======    =======    ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A45

                                      SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------
                           AST JENNISON LARGE-CAP   AST JENNISON LARGE-CAP
AST BOND PORTFOLIO 2020       VALUE PORTFOLIO          GROWTH PORTFOLIO       AST BOND PORTFOLIO 2017
----------------------    -----------------------  ------------------------  ------------------------
01/01/2012    01/01/2011  01/01/2012   01/01/2011   01/01/2012   01/01/2011   01/01/2012   01/01/2011
    TO            TO          TO           TO           TO           TO           TO           TO
12/31/2012    12/31/2011  12/31/2012   12/31/2011   12/31/2012   12/31/2011   12/31/2012   12/31/2011
----------   -----------  ----------  -----------  -----------  -----------  -----------  -----------
$  (2,275)   $   (15,192) $  (63,185) $   (50,441) $  (144,628) $   (67,085) $  (349,584) $  (162,337)
   12,074        317,874           0       14,020            0            0            0       23,155
   34,556        (10,202)     15,087     (334,662)     132,373     (137,141)     366,417       83,003
  (34,325)        32,756     485,373     (267,112)     678,640     (158,484)     572,745      403,543
---------    -----------  ----------  -----------  -----------  -----------  -----------  -----------

   10,030        325,236     437,275     (638,195)     666,385     (362,710)     589,578      347,364
---------    -----------  ----------  -----------  -----------  -----------  -----------  -----------

        4              4   1,487,840    2,749,806    3,894,363    4,398,143           (2)          85
        0              0           0            0            0            0            0            0
   (2,456)       (29,615)    (22,975)     (10,522)     (64,564)     (10,000)    (427,854)    (253,355)
 (618,483)    (2,748,369)    909,265   (1,421,000)   1,532,209   (1,439,620)     558,404   20,837,042
      (44)          (442)    (46,956)     (28,224)     (75,898)     (24,802)      (5,591)      (3,919)
---------    -----------  ----------  -----------  -----------  -----------  -----------  -----------

 (620,979)    (2,778,422)  2,327,174    1,290,060    5,286,110    2,923,721      124,957   20,579,853
---------    -----------  ----------  -----------  -----------  -----------  -----------  -----------

 (610,949)    (2,453,186)  2,764,449      651,865    5,952,495    2,561,011      714,535   20,927,217

  745,887      3,199,073   3,336,250    2,684,385    4,657,450    2,096,439   21,132,370      205,153
---------    -----------  ----------  -----------  -----------  -----------  -----------  -----------
$ 134,938    $   745,887  $6,100,699  $ 3,336,250  $10,609,945  $ 4,657,450  $21,846,905  $21,132,370
=========    ===========  ==========  ===========  ===========  ===========  ===========  ===========
   65,882        331,074     338,692      251,015      435,071      193,445    1,835,904       19,412
---------    -----------  ----------  -----------  -----------  -----------  -----------  -----------
    9,721        242,070     530,942      561,052      766,099      724,888      878,207    2,884,171
  (64,922)      (507,262)   (312,920)    (473,375)    (325,370)    (483,262)    (867,215)  (1,067,679)
---------    -----------  ----------  -----------  -----------  -----------  -----------  -----------
   10,681         65,882     556,714      338,692      875,800      435,071    1,846,896    1,835,904
=========    ===========  ==========  ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A46

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                      SUBACCOUNTS
                                         --------------------------------------------------------------------------
                                                                   WELLS FARGO ADVANTAGE VT WELLS FARGO ADVANTAGE VT
                                                                   INTERNATIONAL EQUITY     OMEGA GROWTH PORTFOLIO
                                          AST BOND PORTFOLIO 2021  PORTFOLIO SHARE CLASS 1      SHARE CLASS 1
                                         ------------------------  -----------------------  -----------------------
                                          01/01/2012   01/01/2011  01/01/2012   01/01/2011  01/01/2012   01/01/2011
                                              TO           TO          TO           TO          TO           TO
                                          12/31/2012   12/31/2011  12/31/2012   12/31/2011  12/31/2012   12/31/2011
                                         -----------  -----------  ----------   ----------  ----------   ----------
OPERATIONS
  Net investment income (loss).......... $  (435,040) $  (350,851)  $   (190)    $ (2,527)   $ (6,125)    $ (6,228)
  Capital gains distributions
   received.............................     622,481            0     13,810       10,094      23,469        3,129
  Realized gain (loss) on shares
   redeemed.............................   1,311,773    1,239,362      1,218        1,817       7,982        5,466
  Net change in unrealized gain (loss)
   on investments.......................      (4,266)   2,052,415      9,950      (43,492)     34,762      (27,460)
                                         -----------  -----------   --------     --------    --------     --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................   1,494,948    2,940,926     24,788      (34,108)     60,088      (25,093)
                                         -----------  -----------   --------     --------    --------     --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........           0            0          0            0           1            1
  Annuity Payments......................           0            0          0            0           0            0
  Surrenders, withdrawals and death
   benefits.............................    (667,214)    (367,153)   (15,107)      (5,488)    (14,243)      (4,972)
  Net transfers between other
   subaccounts or fixed rate
   option...............................  (6,182,916)  26,606,619      4,499        3,005      (6,498)     (12,340)
  Withdrawal and other charges..........     (10,362)      (7,377)       (22)         (23)         (5)         (12)
                                         -----------  -----------   --------     --------    --------     --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................  (6,860,492)  26,232,089    (10,630)      (2,506)    (20,745)     (17,323)
                                         -----------  -----------   --------     --------    --------     --------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................  (5,365,544)  29,173,015     14,158      (36,614)     39,343      (42,416)

NET ASSETS
  Beginning of period...................  33,532,170    4,359,155    205,566      242,180     325,918      368,334
                                         -----------  -----------   --------     --------    --------     --------
  End of period......................... $28,166,626  $33,532,170   $219,724     $205,566    $365,261     $325,918
                                         ===========  ===========   ========     ========    ========     ========

  Beginning units.......................   2,641,568      395,858     16,691       16,854     178,914      188,089
                                         -----------  -----------   --------     --------    --------     --------
  Units issued..........................   1,013,425    4,630,709        896        1,211       1,977        3,130
  Units redeemed........................  (1,525,615)  (2,384,999)    (1,618)      (1,374)    (11,955)     (12,305)
                                         -----------  -----------   --------     --------    --------     --------
  Ending units..........................   2,129,378    2,641,568     15,969       16,691     168,936      178,914
                                         ===========  ===========   ========     ========    ========     ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A47

                                  SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT
   SMALL CAP VALUE                                  AST QUANTITATIVE    AST BLACKROCK GLOBAL
PORTFOLIO SHARE CLASS 1   AST BOND PORTFOLIO 2022  MODELING PORTFOLIO   STRATEGIES PORTFOLIO
-----------------------  ------------------------  ------------------ ------------------------
01/01/2012   01/01/2011   01/01/2012   1/3/2011*       01/01/2012      01/01/2012   4/29/2011*
    TO           TO           TO           TO              TO              TO           TO
12/31/2012   12/31/2011   12/31/2012   12/31/2011      12/31/2012      12/31/2012   12/31/2011
----------   ----------  -----------  -----------  ------------------ -----------  -----------
 $  (323)     $   (512)  $  (379,428) $   (94,888)      $  (834)      $  (807,088) $  (412,731)
       0             0        36,319            0             0                 0            0
   1,216           888       531,946      133,351           (25)           36,625     (384,884)
   6,451        (6,272)      605,205      597,720         4,378         6,636,996   (2,193,000)
 -------      --------   -----------  -----------       -------       -----------  -----------

   7,344        (5,896)      794,042      636,183         3,519         5,866,533   (2,990,615)
 -------      --------   -----------  -----------       -------       -----------  -----------

      (1)            0            17            0        11,473        38,492,837   17,654,025
       0             0             0            0             0                 0     (144,021)
  (5,183)       (4,411)     (430,356)     (95,379)       (5,000)       (3,027,458)  (2,217,275)
       0             0     5,596,043   15,063,006        63,714         1,493,989   32,082,198
    (190)         (199)       (4,707)         (23)          (45)         (425,649)     (70,539)
 -------      --------   -----------  -----------       -------       -----------  -----------

  (5,374)       (4,610)    5,160,997   14,967,604        70,142        36,533,719   47,304,388
 -------      --------   -----------  -----------       -------       -----------  -----------

   1,970       (10,506)    5,955,039   15,603,787        73,661        42,400,252   44,313,773

  60,792        71,298    15,603,787            0             0        44,313,773            0
 -------      --------   -----------  -----------       -------       -----------  -----------
 $62,762      $ 60,792   $21,558,826  $15,603,787       $73,661       $86,714,025  $44,313,773
 =======      ========   ===========  ===========       =======       ===========  ===========

   5,634         6,040     1,301,756            0             0         4,834,702            0
 -------      --------   -----------  -----------       -------       -----------  -----------
      47             0     1,322,912    2,159,107         8,093         4,842,479    5,650,666
    (508)         (406)     (888,141)    (857,351)         (677)       (1,083,168)    (815,964)
 -------      --------   -----------  -----------       -------       -----------  -----------
   5,173         5,634     1,736,527    1,301,756         7,416         8,594,013    4,834,702
 =======      ========   ===========  ===========       =======       ===========  ===========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A48

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                      SUBACCOUNTS
                                         -------------------------------------------------------------------------
                                         WELLS FARGO ADVANTAGE VT   AST PRUDENTIAL CORE BOND  AST NEUBERGER BERMAN
                                         OPPORTUNITY FUND - CLASS 1        PORTFOLIO           CORE BOND PORTFOLIO
                                         -------------------------  ----------------------   ----------------------
                                         01/01/2012    8/26/2011*   01/01/2012   10/31/2011* 01/01/2012  10/31/2011*
                                             TO            TO           TO           TO          TO          TO
                                         12/31/2012    12/31/2011   12/31/2012   12/31/2011  12/31/2012  12/31/2011
                                         ----------    ----------   ----------   ----------- ----------  -----------
OPERATIONS
  Net investment income (loss)..........  $ (2,561)     $ (1,571)   $  (53,631)   $   (370)  $  (31,298)  $   (518)
  Capital gains distributions
   received.............................        71             0         6,348           0        1,317          0
  Realized gain (loss) on shares
   redeemed.............................    14,141            80        44,175          18        5,928          2
  Net change in unrealized gain (loss)
   on investments.......................    22,873        13,571       175,383       2,915       77,269      3,106
                                          --------      --------    ----------    --------   ----------   --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS......................    34,524        12,080       172,275       2,563       53,216      2,590
                                          --------      --------    ----------    --------   ----------   --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments...........         0             0     5,253,419     270,483    2,430,687    333,800
  Annuity Payments......................         0             0             0           0            0          0
  Surrenders, withdrawals and death
   benefits.............................   (91,868)       (2,734)      (26,732)          0      (19,376)         0
  Net transfers between other
   subaccounts or fixed rate
   option...............................    (1,008)      258,727     1,100,495      87,261      730,285    108,042
  Withdrawal and other charges..........       (29)            0       (24,447)         (3)     (17,869)      (143)
                                          --------      --------    ----------    --------   ----------   --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS.........................   (92,905)      255,993     6,302,735     357,741    3,123,727    441,699
                                          --------      --------    ----------    --------   ----------   --------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS........................   (58,381)      268,073     6,475,010     360,304    3,176,943    444,289

NET ASSETS
  Beginning of period...................   268,073             0       360,304           0      444,289          0
                                          --------      --------    ----------    --------   ----------   --------
  End of period.........................  $209,692      $268,073    $6,835,314    $360,304   $3,621,232   $444,289
                                          ========      ========    ==========    ========   ==========   ========

  Beginning units.......................    25,046             0        35,775           0       44,118          0
                                          --------      --------    ----------    --------   ----------   --------
  Units issued..........................        60        26,209       937,632      37,586      388,938     46,069
  Units redeemed........................    (7,898)       (1,163)     (330,257)     (1,811)     (84,543)    (1,951)
                                          --------      --------    ----------    --------   ----------   --------
  Ending units..........................    17,208        25,046       643,150      35,775      348,513     44,118
                                          ========      ========    ==========    ========   ==========   ========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A49

                                 SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------
               AST FRANKLIN TEMPLETON AST NEW DISCOVERY AST WESTERN ASSET     AST MFS
   AST BOND        FOUNDING FUNDS     ASSET ALLOCATION  EMERGING MARKETS     LARGE-CAP
PORTFOLIO 2023  ALLOCATION PORTFOLIO      PORTFOLIO      DEBT PORTFOLIO   VALUE PORTFOLIO
-------------- ---------------------- ----------------- ----------------- ---------------
  1/3/2012*          4/30/2012*          4/30/2012*        8/20/2012*       8/20/2012*
      TO                 TO                  TO                TO               TO
  12/31/2012         12/31/2012          12/31/2012        12/31/2012       12/31/2012
-------------- ---------------------- ----------------- ----------------- ---------------
  $  (24,877)       $   (981,950)        $   (29,115)        $   (80)         $   (98)
           0                   0                   0               0                0
       7,752            (464,899)           (116,623)            (14)             (57)
      34,932           3,799,884             835,954             575              232
  ----------        ------------         -----------         -------          -------

      17,807           2,353,035             690,216             481               77
  ----------        ------------         -----------         -------          -------

           0          26,496,096           7,175,938          67,352              185
           0                   0                   0               0                0
     (73,375)           (678,968)           (167,655)              0                0
   3,964,015         182,098,416          16,016,273            (137)          39,974
           0            (540,950)           (114,215)              0              (39)
  ----------        ------------         -----------         -------          -------

   3,890,640         207,374,594          22,910,341          67,215           40,120
  ----------        ------------         -----------         -------          -------

   3,908,447         209,727,629          23,600,557          67,696           40,197

           0                   0                   0               0                0
  ----------        ------------         -----------         -------          -------
  $3,908,447        $209,727,629         $23,600,557         $67,696          $40,197
  ==========        ============         ===========         =======          =======

           0                   0                   0               0                0
  ----------        ------------         -----------         -------          -------
     414,532          22,006,729           2,936,117           8,144            4,154
     (38,366)         (2,495,985)           (650,876)         (1,634)            (211)
  ----------        ------------         -----------         -------          -------
     376,166          19,510,744           2,285,241           6,510            3,943
  ==========        ============         ===========         =======          =======

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A50

                       NOTES TO FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                               DECEMBER 31, 2012

NOTE 1: GENERAL

        Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account") was established on May 20, 1996 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America ("Prudential"), a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Pruco Life of New Jersey's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Pruco Life of New Jersey may conduct. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Variable Annuity One 3, Strategic Partners Select, Strategic Partners Advisor, Strategic Partners Plus, Strategic Partners FlexElite, Discovery Select and Discovery Choice Variable Annuity Contracts, and Prudential Premier B, L, X Series, Prudential Premier Bb Series, Prudential Premier Retirement, X, B, L, C Series, Prudential Premier Advisor Series and Prudential Premier Retirement Variable Annuity contracts are invested in the Account.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are one hundred and fifteen subaccounts within the Account, of which one hundred and thirteen had activity during 2012. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Advanced Series Trust, (collectively the "Series Funds") or one of the non-Prudential administered funds (collectively, the "Portfolios"). Investment options vary by contract.

        The name of each Portfolio and the corresponding subaccount name are as follows:

Invesco V.I. Core Equity Fund
AllianceBernstein VPS Large Cap Growth Portfolio Class B
American Century VP Value Fund
AST Goldman Sachs Large-Cap Value Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST American Century Income & Growth Portfolio**
AST Schroders Multi-Asset World Strategies Portfolio
AST Money Market Portfolio
AST Cohen & Steers Realty Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST BlackRock Value Portfolio
AST High Yield Portfolio
AST Federated Aggressive Growth Portfolio
AST Mid-Cap Value Portfolio
AST Small-Cap Value Portfolio
AST Goldman Sachs Concentrated Growth Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Large-Cap Value Portfolio
AST Lord Abbett Core Fixed Income Portfolio
AST Marsico Capital Growth Portfolio
AST MFS Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
AST Small-Cap Growth Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST T. Rowe Price Equity Income Portfolio
AST QMA US Equity Alpha Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST International Value Portfolio
AST MFS Global Equity Portfolio
AST JPMorgan International Equity Portfolio
AST T. Rowe Price Global Bond Portfolio
AST International Growth Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Academic Strategies Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio
AST First Trust Balanced Target Portfolio
AST First Trust Capital Appreciation Target Portfolio
AST Advanced Strategies Portfolio

                                      A51

AST Schroders Global Tactical Portfolio (Formerly AST CLS Growth Asset
 Allocation Portfolio)
AST CLS Moderate Asset Allocation Portfolio
AST J.P. Morgan Global Thematic Portfolio (Formerly AST Horizon Growth Asset
 Portfolio)
AST Horizon Moderate Asset Allocation Portfolio
AST FI Pyramis(R) Asset Allocation Portfolio
AST Investment Grade Bond Portfolio
AST Western Asset Core Plus Bond Portfolio
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Global Real Estate Portfolio
AST Bond Portfolio 2016*
AST Parametric Emerging Markets Equity Portfolio
AST Bond Portfolio 2020
AST Jennison Large-Cap Value Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Bond Portfolio 2017
AST Bond Portfolio 2021
AST Bond Portfolio 2022
AST Quantitative Modeling Portfolio
AST BlackRock Global Strategies Portfolio
AST Prudential Core Bond Portfolio
AST Neuberger Berman Core Bond Portfolio
AST Bond Portfolio 2023
AST Franklin Templeton Founding Funds Allocation Portfolio
AST New Discovery Asset Allocation Portfolio
AST Western Asset Emerging Markets Debt Portfolio
AST MFS Large-Cap Value Portfolio
Davis Value Portfolio
Prudential SP International Value Portfolio
Prudential Diversified Bond Portfolio
Prudential SP Prudential U.S. Emerging Growth Portfolio
Prudential Value Portfolio
Prudential Equity Portfolio
Prudential Jennison 20/20 Focus Portfolio
Franklin Templeton VIP Founding Funds Allocation Fund**
FTVIP Franklin Small-Mid Cap Growth Securities Fund - Class 2
Prudential Global Portfolio
Prudential High Yield Bond Portfolio
Janus Aspen Janus Portfolio - Service Shares
Prudential SP International Growth Portfolio
Prudential Jennison Portfolio
Janus Aspen Janus Portfolio - Institutional Shares
Janus Aspen Overseas Portfolio - Institutional Shares
NVIT Developing Markets Fund
MFS(R) Growth Series - Initial Class
MFS(R) Research Series - Initial Class
Prudential Money Market Portfolio
ProFund VP Consumer Services
ProFund VP Consumer Goods Portfolio
ProFund VP Financials
ProFund VP Health Care
ProFund VP Industrials
ProFund VP Mid-Cap Growth
ProFund VP Mid-Cap Value
ProFund VP Real Estate
ProFund VP Small-Cap Growth
ProFund VP Small-Cap Value
ProFund VP Telecommunications
ProFund VP Utilities
ProFund VP Large-Cap Growth
ProFund VP Large-Cap Value
Prudential Small Capitalization Stock Portfolio
Prudential SP Small Cap Value Portfolio
Prudential Stock Index Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price International Stock Portfolio
Wells Fargo Advantage VT International Equity Portfolio Share Class 1
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
Wells Fargo Advantage VT Opportunity Fund-Class 1
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1*
Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1
        --------
        * Subaccount available for investment, but had no assets as of December 2012

        ** Subaccount no longer available for investment as of December 31, 2012

        The Portfolios are diversified open-ended management investment companies, and each portfolio of the Series Funds is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Series Funds and externally managed portfolios. Additional information on these mutual funds is available upon request to the appropriate companies.

                                      A52

        The following table sets forth the dates on which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2012 as net transfers between subaccounts. The transfers occurred as follows:

                                 REMOVED PORTFOLIO     SURVIVING PORTFOLIO
    MAY 04, 2012               ---------------------- ----------------------
                                AST AMERICAN CENTURY    AST NEW DISCOVERY
                                  INCOME & GROWTH        ASSET ALLOCATION
                                     PORTFOLIO              PORTFOLIO
                               ---------------------- ----------------------
    Shares....................         1,223,842              1,754,480
    Net asset value per share.      $      14.25           $       9.99
    Net assets before merger..      $ 17,439,741           $     87,518
    Net assets after merger...      $          0           $ 17,527,259

                                 REMOVED PORTFOLIO     SURVIVING PORTFOLIO
    SEPTEMBER 21, 2012         ---------------------- ----------------------
                               FRANKLIN TEMPLETON VIP AST FRANKLIN TEMPLETON
                                   FOUNDING FUNDS         FOUNDING FUNDS
                                  ALLOCATION FUND      ALLOCATION PORTFOLIO
                               ---------------------- ----------------------
    Shares....................        22,385,254             19,150,160
    Net asset value per share.      $       8.36           $      10.74
    Net assets before merger..      $187,120,575           $ 18,552,141
    Net assets after merger...      $          0           $205,672,716

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

        Investments--The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable subaccount.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend Income and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex-distribution date.

        NEW ACCOUNTING PRONOUNCEMENTS

        Effective January 1, 2012, the Account adopted, prospectively, updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. The expanded disclosures required by this guidance are included in Note 3. Adoption of this guidance did not have a material effect on the Account's net assets or results of operations.

                                      A53

NOTE 3: FAIR VALUE

        Fair Value Measurement--Fair value is defined as the price that would be received to sell an investment in an orderly transaction between market participants at the measurement date. GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level of any input, both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing investments are not necessarily an indication of the risks associated with investing in those securities. The levels of the fair value hierarchy are as follows:

        Level 1--Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical investments. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability:
        (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. Investments which have a net asset value which is readily available to the public are classified as Level 1.

        Level 2--Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar securities, quoted market prices in markets that are not active for identical or similar securities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2.

        Level 3--Fair value is based on at least one or more significant unobservable inputs for the investment. These inputs reflect the Account's assumptions about the inputs market participants would use in pricing the investment. As of December 31, 2012, the Account did not have any Level 3 investments.

        As of December 31, 2012, all investments have been classified as Level 1 with the exception of proprietary funds, consisting of Series Funds, and any non-proprietary funds not available for public investment, which are classified as Level 2. The Level 2 investments as of December 31, 2012, are presented below.

Proprietary Funds (Series Funds)...................................... $5,933,652,466
AllianceBernstein VPS Large Cap Growth Portfolio Class B.............. $      457,152
Davis Value Portfolio................................................. $    2,130,939
Janus Aspen Janus Portfolio - Service Shares.......................... $      389,239
Janus Aspen Janus Portfolio - Institutional Shares.................... $    5,085,360
Janus Aspen Overseas Portfolio - Institutional Shares................. $    8,556,231
NVIT Developing Markets Fund.......................................... $      665,169
ProFund VP Consumer Services.......................................... $      329,782
ProFund VP Consumer Goods Portfolio................................... $      309,540
ProFund VP Financials................................................. $      469,299
ProFund VP Health Care................................................ $      374,852
ProFund VP Industrials................................................ $      315,112
ProFund VP Mid-Cap Growth............................................. $      119,203
ProFund VP Mid-Cap Value.............................................. $       69,651
ProFund VP Real Estate................................................ $      144,105
ProFund VP Small-Cap Growth........................................... $       31,817
ProFund VP Small-Cap Value............................................ $       20,483
ProFund VP Telecommunications......................................... $      246,598
ProFund VP Utilities.................................................. $      211,621
ProFund VP Large-Cap Growth........................................... $       49,185
ProFund VP Large-Cap Value............................................ $       75,397
Wells Fargo Advantage VT International Equity Portfolio Share Class 1. $      219,724

                                      A54

   Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1.... $365,261
   Wells Fargo Advantage VT Opportunity Fund-Class 1................ $209,692
   Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1. $ 62,762

        TRANSFERS BETWEEN LEVEL 1 AND LEVEL 2

        During the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.

NOTE 4: TAXES

        Pruco Life of New Jersey is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 5: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2012 were as follows:

                                                           PURCHASES       SALES
                                                          ------------ ------------
Invesco V.I. Core Equity Fund............................ $     71,449 $ (1,277,570)
AllianceBernstein VPS Large Cap Growth Portfolio Class B. $     21,865 $   (107,755)
American Century VP Value Fund........................... $     42,420 $   (456,170)
AST Goldman Sachs Large-Cap Value Portfolio.............. $  8,725,710 $ (4,433,279)
AST T. Rowe Price Large-Cap Growth Portfolio............. $ 23,762,298 $ (8,629,713)
AST American Century Income & Growth Portfolio........... $  5,680,369 $(17,971,313)
AST Schroders Multi-Asset World Strategies Portfolio..... $ 89,939,851 $(44,846,041)
AST Money Market Portfolio............................... $ 26,425,402 $(28,392,768)
AST Cohen & Steers Realty Portfolio...................... $ 11,808,430 $ (4,318,515)
AST J.P. Morgan Strategic Opportunities Portfolio........ $ 67,107,923 $(18,917,412)
AST BlackRock Value Portfolio............................ $ 10,761,326 $ (4,225,851)
AST High Yield Portfolio................................. $ 13,787,466 $ (5,808,873)
AST Federated Aggressive Growth Portfolio................ $ 11,125,237 $ (7,033,472)
AST Mid-Cap Value Portfolio.............................. $  6,258,251 $ (3,618,022)
AST Small-Cap Value Portfolio............................ $  5,588,603 $ (3,300,888)
AST Goldman Sachs Concentrated Growth Portfolio.......... $  9,799,562 $ (4,901,500)
AST Goldman Sachs Mid-Cap Growth Portfolio............... $ 14,369,805 $ (6,580,513)
AST Goldman Sachs Small-Cap Value Portfolio.............. $ 13,292,139 $ (6,442,850)
AST Large-Cap Value Portfolio............................ $  8,249,364 $ (2,470,621)
AST Lord Abbett Core Fixed Income Portfolio.............. $ 27,580,755 $ (7,121,502)
AST Marsico Capital Growth Portfolio..................... $ 20,213,896 $(10,836,464)
AST MFS Growth Portfolio................................. $  7,702,637 $ (2,808,399)
AST Neuberger Berman Mid-Cap Growth Portfolio............ $ 14,486,391 $ (6,592,186)
AST Neuberger Berman / LSV Mid-Cap Value Portfolio....... $ 10,373,511 $ (5,019,573)
AST Small-Cap Growth Portfolio........................... $  9,221,964 $ (4,178,605)
AST PIMCO Limited Maturity Bond Portfolio................ $ 14,645,917 $ (9,383,297)
AST PIMCO Total Return Bond Portfolio.................... $118,470,059 $(43,344,911)
AST T. Rowe Price Equity Income Portfolio................ $ 16,383,336 $ (4,696,607)
AST QMA US Equity Alpha Portfolio........................ $  6,781,988 $ (3,474,052)
AST T. Rowe Price Natural Resources Portfolio............ $ 20,411,517 $(11,293,669)
AST T. Rowe Price Asset Allocation Portfolio............. $316,720,327 $(76,571,698)
AST International Value Portfolio........................ $  4,627,129 $ (2,598,234)
AST MFS Global Equity Portfolio.......................... $  8,908,651 $ (4,196,392)
AST JPMorgan International Equity Portfolio.............. $ 11,754,146 $ (7,127,204)

                                      A55

                                                                PURCHASES        SALES
                                                               ------------ ---------------
AST T. Rowe Price Global Bond Portfolio....................... $  9,635,799 $    (4,143,565)
AST International Growth Portfolio............................ $  8,798,644 $    (4,922,623)
AST Wellington Management Hedged Equity Portfolio............. $ 26,770,358 $    (5,792,605)
AST Capital Growth Asset Allocation Portfolio................. $190,563,235 $  (102,293,562)
AST Academic Strategies Asset Allocation Portfolio............ $145,152,253 $   (79,786,279)
AST Balanced Asset Allocation Portfolio....................... $234,714,613 $  (104,342,495)
AST Preservation Asset Allocation Portfolio................... $162,339,286 $   (34,266,824)
AST First Trust Balanced Target Portfolio..................... $141,115,036 $   (49,268,223)
AST First Trust Capital Appreciation Target Portfolio......... $155,858,950 $   (63,987,449)
AST Advanced Strategies Portfolio............................. $228,645,784 $   (64,282,716)
AST Schroders Global Tactical Portfolio....................... $125,307,798 $   (43,843,613)
AST CLS Moderate Asset Allocation Portfolio................... $144,968,657 $   (38,426,116)
AST J.P. Morgan Global Thematic Portfolio..................... $ 77,036,464 $   (27,281,983)
AST Horizon Moderate Asset Allocation Portfolio............... $ 69,955,075 $   (26,475,860)
AST FI Pyramis(R) Asset Allocation Portfolio.................. $ 84,056,580 $   (26,722,575)
AST Investment Grade Bond Portfolio........................... $932,831,372 $(1,385,602,531)
AST Western Asset Core Plus Bond Portfolio.................... $ 28,748,378 $   (15,008,594)
AST Bond Portfolio 2018....................................... $  7,331,308 $    (7,664,054)
AST Bond Portfolio 2019....................................... $  2,528,043 $      (271,583)
AST Global Real Estate Portfolio.............................. $  4,566,667 $    (2,077,237)
AST Parametric Emerging Markets Equity Portfolio.............. $ 20,731,809 $   (12,330,400)
AST Bond Portfolio 2020....................................... $    124,049 $      (748,375)
AST Jennison Large-Cap Value Portfolio........................ $  4,554,470 $    (2,311,787)
AST Jennison Large-Cap Growth Portfolio....................... $  7,823,626 $    (2,682,144)
AST Bond Portfolio 2017....................................... $  9,869,836 $   (10,199,839)
AST Bond Portfolio 2021....................................... $ 11,105,051 $   (18,634,927)
AST Bond Portfolio 2022....................................... $ 14,850,364 $   (10,074,030)
AST Quantitative Modeling Portfolio........................... $     76,307 $        (7,024)
AST BlackRock Global Strategies Portfolio..................... $ 43,427,082 $    (8,012,071)
AST Prudential Core Bond Portfolio............................ $  8,963,340 $    (2,720,558)
AST Neuberger Berman Core Bond Portfolio...................... $  3,444,864 $     (357,511)
AST Bond Portfolio 2023....................................... $  4,225,471 $      (359,708)
AST Franklin Templeton Founding Funds Allocation Portfolio.... $227,085,047 $   (20,692,403)
AST New Discovery Asset Allocation Portfolio.................. $ 27,498,355 $    (4,797,438)
AST Western Asset Emerging Markets Debt Portfolio............. $     83,933 $       (16,798)
AST MFS Large-Cap Value Portfolio............................. $     42,200 $        (2,179)
Davis Value Portfolio......................................... $     33,723 $      (350,398)
Prudential SP International Value Portfolio................... $    149,286 $      (806,935)
Prudential Diversified Bond Portfolio......................... $    198,542 $    (3,786,185)
Prudential SP Prudential U.S. Emerging Growth Portfolio....... $    129,335 $    (2,275,093)
Prudential Value Portfolio.................................... $    293,081 $    (4,654,650)
Prudential Equity Portfolio................................... $    315,505 $    (2,992,968)
Prudential Jennison 20/20 Focus Portfolio..................... $    124,855 $      (565,140)
Franklin Templeton VIP Founding Funds Allocation Fund......... $ 94,960,979 $  (232,585,350)
FTVIP Franklin Small-Mid Cap Growth Securities Fund - Class 2. $    101,081 $      (336,909)
Prudential Global Portfolio................................... $     44,166 $      (731,672)
Prudential High Yield Bond Portfolio.......................... $    654,597 $    (3,923,801)
Janus Aspen Janus Portfolio - Service Shares.................. $     17,644 $      (124,235)
Prudential SP International Growth Portfolio.................. $     63,173 $      (611,357)
Prudential Jennison Portfolio................................. $    117,403 $    (3,738,579)
Janus Aspen Janus Portfolio - Institutional Shares............ $     22,333 $      (805,837)
Janus Aspen Overseas Portfolio - Institutional Shares......... $    154,473 $    (1,437,826)
NVIT Developing Markets Fund.................................. $     45,901 $      (154,752)
MFS(R) Growth Series - Initial Class.......................... $     31,348 $      (887,755)
MFS(R) Research Series - Initial Class........................ $      3,876 $      (275,902)
Prudential Money Market Portfolio............................. $  4,226,615 $    (7,710,705)
ProFund VP Consumer Services.................................. $     49,172 $      (109,701)
ProFund VP Consumer Goods Portfolio........................... $     58,144 $       (93,890)
ProFund VP Financials......................................... $    103,357 $      (203,182)
ProFund VP Health Care........................................ $     84,235 $      (142,026)
ProFund VP Industrials........................................ $    106,404 $      (127,367)
ProFund VP Mid-Cap Growth..................................... $     47,191 $       (28,854)

                                      A56

                                                                       PURCHASES     SALES
                                                                       ---------- -----------
ProFund VP Mid-Cap Value.............................................. $   16,365 $   (41,255)
ProFund VP Real Estate................................................ $   60,955 $   (45,482)
ProFund VP Small-Cap Growth........................................... $   14,320 $   (12,056)
ProFund VP Small-Cap Value............................................ $    3,018 $    (4,909)
ProFund VP Telecommunications......................................... $   54,031 $  (107,062)
ProFund VP Utilities.................................................. $   78,652 $  (127,291)
ProFund VP Large-Cap Growth........................................... $   38,005 $   (30,640)
ProFund VP Large-Cap Value............................................ $   16,488 $   (98,683)
Prudential Small Capitalization Stock Portfolio....................... $   42,407 $  (753,400)
Prudential SP Small Cap Value Portfolio............................... $  392,146 $(2,328,600)
Prudential Stock Index Portfolio...................................... $1,664,422 $(5,845,635)
T. Rowe Price Equity Income Portfolio................................. $   83,572 $(1,063,971)
T. Rowe Price International Stock Portfolio........................... $   57,454 $  (171,767)
Wells Fargo Advantage VT International Equity Portfolio Share Class 1. $   10,802 $   (25,030)
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1......... $    4,186 $   (31,057)
Wells Fargo Advantage VT Opportunity Fund-Class 1..................... $      682 $   (97,338)
Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1...... $      247 $    (6,670)

NOTE 6: RELATED PARTY TRANSACTIONS

        PFI and its affiliates perform various services on behalf of the portfolios of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

        The Series Fund has entered into a management agreement with Prudential Investments LLC ("PI") and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc, both indirect, wholly-owned subsidiaries of PFI (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors' performance of such services with respect to each portfolio. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

        The Series Funds have distribution agreements with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Funds. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the portfolios of the Series Funds. However, service fees are paid to PIMS as distributor of the Class II shares of the portfolios of the Series Funds. The Account invests only in Class I shares of the Series Fund, not Class II shares. The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio's average daily net assets.

        PI has voluntarily agreed to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Stock Index Portfolio. In order to support the income yield, PI has also voluntarily agreed to limit the management fees of the Money Market Portfolio such that the 1-day annualized yield (excluding capital gain or loss) does not fall below 0.00%. The waiver is voluntary and may be modified or terminated by PI at any time without notice.

        Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of each portfolio of the Series Funds.

                                      A57

        The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

NOTE 7: FINANCIAL HIGHLIGHTS

        Pruco Life of New Jersey sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life of New Jersey and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options.

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ---------------------  ------- ---------- -----------------  ------------------
                                           PRUDENTIAL MONEY MARKET PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012  12,369 $0.99202 to  $10.12341 $15,400   0.01%    1.00%  to   1.80%   -1.80% to   -0.98%
December 31, 2011  15,082 $1.01024 to  $10.22387 $18,883   0.02%    1.00%  to   1.80%   -1.77% to   -0.96%
December 31, 2010  18,414 $1.02843 to  $10.32322 $22,913   0.03%    1.00%  to   1.80%   -1.73% to   -0.96%
December 31, 2009  15,430 $1.04657 to  $10.42341 $18,850   0.43%    1.00%  to   1.80%   -1.40% to   -0.60%
December 31, 2008  23,300 $1.06138 to  $ 1.37270 $28,397   2.59%    1.35%  to   1.80%    0.82% to    1.30%

                                         PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012  10,433 $2.02539 to  $ 2.45301 $25,550   4.37%    1.35%  to   1.65%    8.88% to    9.20%
December 31, 2011  11,805 $1.86014 to  $ 2.24741 $26,479   4.28%    1.35%  to   1.65%    5.78% to    6.08%
December 31, 2010  13,115 $1.75857 to  $ 2.11964 $27,736   4.18%    1.35%  to   1.65%    8.78% to    9.10%
December 31, 2009  15,202 $1.61669 to  $ 1.94392 $29,488   4.69%    1.35%  to   1.65%   18.56% to   18.91%
December 31, 2008  17,358 $1.36361 to  $ 1.63556 $28,332   5.12%    1.35%  to   1.65%   -5.02% to   -4.74%

                                              PRUDENTIAL EQUITY PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012   9,808 $1.28661 to  $ 2.19998 $20,375   0.59%    1.35%  to   1.80%   11.67% to   12.17%
December 31, 2011  11,025 $1.15047 to  $ 1.96226 $20,353   0.68%    1.35%  to   1.80%   -5.17% to   -4.75%
December 31, 2010  12,475 $1.21137 to  $ 2.06117 $24,170   0.80%    1.35%  to   1.80%    9.93% to   10.41%
December 31, 2009  14,144 $1.10036 to  $ 1.86775 $24,855   1.61%    1.35%  to   1.80%   35.71% to   36.32%
December 31, 2008  15,829 $0.80955 to  $ 1.37073 $20,459   1.45%    1.35%  to   1.80%  -39.25% to  -38.98%

                                              PRUDENTIAL VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012  12,843 $1.44440 to  $ 2.83999 $28,402   0.98%    1.35%  to   1.80%   12.59% to   13.09%
December 31, 2011  14,821 $1.28292 to  $ 2.51241 $28,787   1.02%    1.35%  to   1.80%   -7.24% to   -6.83%
December 31, 2010  16,908 $1.38306 to  $ 2.69800 $34,989   0.96%    1.35%  to   1.80%   11.85% to   12.34%
December 31, 2009  11,984 $1.23652 to  $ 2.40272 $25,088   2.06%    1.35%  to   1.80%   39.42% to   40.04%
December 31, 2008  13,276 $0.88692 to  $ 1.71665 $19,943   1.88%    1.35%  to   1.80%  -43.32% to  -43.07%

                                         PRUDENTIAL HIGH YIELD BOND PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012   5,737 $1.95903 to  $13.63244 $21,224   6.93%    1.35%  to   1.80%   12.40% to   12.90%
December 31, 2011   6,482 $1.74036 to  $12.08103 $21,605   7.44%    1.35%  to   2.10%    2.94% to    3.69%
December 31, 2010   7,412 $1.68340 to  $11.65524 $24,396   8.33%    1.35%  to   2.10%   11.70% to   12.53%
December 31, 2009   8,610 $1.50037 to  $10.36252 $25,112   6.10%    1.35%  to   1.80%    3.16% to   45.21%
December 31, 2008   9,067 $1.03639 to  $ 1.28867 $11,670   8.56%    1.35%  to   1.65%  -23.54% to  -23.32%

                                           PRUDENTIAL STOCK INDEX PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012  12,164 $0.99473 to  $ 2.24908 $23,537   1.70%    1.35%  to   1.75%   13.69% to   14.14%
December 31, 2011  14,344 $0.87367 to  $ 1.97156 $24,118   1.61%    1.35%  to   1.75%    0.20% to    0.60%
December 31, 2010  16,877 $0.87059 to  $ 1.96089 $27,983   1.76%    1.35%  to   1.75%   12.61% to   13.06%
December 31, 2009  19,203 $0.77191 to  $ 1.73514 $28,276   2.83%    1.35%  to   1.75%   23.91% to   24.41%
December 31, 2008  21,057 $0.62211 to  $ 1.39552 $25,023   2.27%    1.35%  to   1.75%  -38.03% to  -37.77%

                                      A58

                              AT YEAR ENDED                            FOR YEAR ENDED
                   -----------------------------------  -----------------------------------------------
                                                 NET    INVESTMENT
                   UNITS       UNIT VALUE       ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)  LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ --------------------  ------- ---------- -----------------  ------------------
                                             PRUDENTIAL GLOBAL PORTFOLIO
                   -----------------------------------------------------------------------------------
December 31, 2012   3,127 $0.93051 to  $2.00744 $ 5,575   1.61%    1.35%  to   1.80%   15.44% to   15.95%
December 31, 2011   3,495 $0.80450 to  $1.73216 $ 5,368   1.57%    1.35%  to   1.80%   -8.62% to   -8.21%
December 31, 2010   4,002 $0.87862 to  $1.88807 $ 6,685   1.58%    1.35%  to   1.80%   10.75% to   11.24%
December 31, 2009   4,460 $0.79182 to  $1.69810 $ 6,679   2.91%    1.35%  to   1.80%   29.07% to   29.63%
December 31, 2008   4,837 $0.61228 to  $1.31055 $ 5,626   1.83%    1.35%  to   1.80%  -43.93% to  -43.68%

                                            PRUDENTIAL JENNISON PORTFOLIO
                   -----------------------------------------------------------------------------------
December 31, 2012  11,491 $0.83026 to  $2.39067 $23,688   0.16%    1.35%  to   1.80%   14.12% to   14.63%
December 31, 2011  13,279 $0.72609 to  $2.08665 $23,576   0.30%    1.35%  to   1.80%   -1.46% to   -1.03%
December 31, 2010  15,574 $0.73544 to  $2.10942 $27,512   0.44%    1.35%  to   1.80%    9.97% to   10.46%
December 31, 2009  16,183 $0.66747 to  $1.91072 $26,409   0.68%    1.35%  to   1.80%   40.50% to   41.12%
December 31, 2008  18,563 $0.47423 to  $1.35460 $21,442   0.53%    1.35%  to   1.80%  -38.39% to  -38.11%

                                   PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
                   -----------------------------------------------------------------------------------
December 31, 2012   1,448 $2.40521 to  $3.08419 $ 4,435   0.61%    1.35%  to   1.65%   14.14% to   14.48%
December 31, 2011   1,672 $2.10724 to  $2.69556 $ 4,476   0.81%    1.35%  to   1.65%   -1.07% to   -0.78%
December 31, 2010   1,832 $2.13000 to  $2.71805 $ 4,950   0.83%    1.35%  to   1.65%   23.89% to   24.25%
December 31, 2009   2,118 $1.71932 to  $2.18866 $ 4,611   1.86%    1.35%  to   1.65%   23.15% to   23.51%
December 31, 2008   2,399 $1.39606 to  $1.77290 $ 4,234   1.17%    1.35%  to   1.65%  -32.16% to  -31.96%

                                     T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                   -----------------------------------------------------------------------------------
December 31, 2012   1,240 $1.08327 to  $1.48263 $ 1,838   1.28%    1.35%  to   1.65%   16.51% to   16.86%
December 31, 2011   1,305 $0.92976 to  $1.26936 $ 1,655   1.44%    1.35%  to   1.65%  -14.25% to  -14.00%
December 31, 2010   1,532 $1.08424 to  $1.47671 $ 2,254   0.90%    1.35%  to   1.65%   12.60% to   12.92%
December 31, 2009   1,706 $1.30828 to  $1.30828 $ 2,232   2.70%    1.40%  to   1.40%   50.29% to   50.37%
December 31, 2008   1,818 $0.65977 to  $0.87049 $ 1,582   1.84%    1.35%  to   1.40%  -49.42% to  -49.39%

                                        T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   -----------------------------------------------------------------------------------
December 31, 2012   2,698 $1.55020 to  $2.40943 $ 6,445   2.14%    1.35%  to   1.65%   15.24% to   15.58%
December 31, 2011   3,092 $1.34518 to  $2.08566 $ 6,387   1.73%    1.35%  to   1.65%   -2.32% to   -2.03%
December 31, 2010   3,462 $1.37716 to  $2.13003 $ 7,300   1.89%    1.35%  to   1.65%   13.16% to   13.49%
December 31, 2009   3,901 $1.21705 to  $1.87780 $ 7,273   2.00%    1.35%  to   1.65%   23.55% to   23.93%
December 31, 2008   4,460 $0.98503 to  $1.51606 $ 6,720   2.32%    1.35%  to   1.65%  -37.15% to  -36.96%

                                            INVESCO V.I. CORE EQUITY FUND
                   -----------------------------------------------------------------------------------
December 31, 2012   4,531 $1.05048 to  $2.00552 $ 9,075   0.96%    1.35%  to   1.65%   12.02% to   12.36%
December 31, 2011   5,089 $0.93773 to  $1.78573 $ 9,075   0.95%    1.35%  to   1.65%   -1.68% to   -1.40%
December 31, 2010   5,771 $0.95379 to  $1.81190 $10,423   0.96%    1.35%  to   1.65%    7.77% to    8.09%
December 31, 2009   6,508 $0.88500 to  $1.67706 $10,854   1.83%    1.35%  to   1.65%   26.20% to   26.61%
December 31, 2008   7,327 $0.70126 to  $1.32547 $ 9,665   2.00%    1.35%  to   1.65%  -31.28% to  -31.08%

                                 JANUS ASPEN JANUS PORTFOLIO -- INSTITUTIONAL SHARES
                   -----------------------------------------------------------------------------------
December 31, 2012   2,873 $0.85244 to  $1.77801 $ 5,085   0.55%    1.35%  to   1.65%   16.66% to   17.01%
December 31, 2011   3,289 $0.73068 to  $1.52032 $ 4,977   0.58%    1.35%  to   1.65%   -6.83% to   -6.57%
December 31, 2010   3,767 $0.78421 to  $1.62786 $ 6,073   1.09%    1.35%  to   1.65%   12.67% to   12.99%
December 31, 2009   4,393 $0.69604 to  $1.44140 $ 6,265   0.54%    1.35%  to   1.65%   34.14% to   34.54%
December 31, 2008   4,794 $0.51888 to  $1.07198 $ 5,101   0.72%    1.35%  to   1.65%  -40.70% to  -40.53%

                                JANUS ASPEN OVERSEAS PORTFOLIO -- INSTITUTIONAL SHARES
                   -----------------------------------------------------------------------------------
December 31, 2012   2,538 $1.88205 to  $3.40535 $ 8,556   0.69%    1.35%  to   1.65%   11.62% to   11.96%
December 31, 2011   2,904 $1.68615 to  $3.04341 $ 8,735   0.46%    1.35%  to   1.65%  -33.27% to  -33.07%
December 31, 2010   3,325 $2.52677 to  $4.54962 $14,939   0.68%    1.35%  to   1.65%   23.28% to   23.64%
December 31, 2009   3,937 $2.04970 to  $3.68158 $14,332   0.56%    1.35%  to   1.65%   76.64% to   77.17%
December 31, 2008   4,558 $1.16037 to  $2.07911 $ 9,376   1.19%    1.35%  to   1.65%  -52.89% to  -52.75%

                                       MFS(R) RESEARCH SERIES -- INITIAL CLASS
                   -----------------------------------------------------------------------------------
December 31, 2012     852 $1.87950 to  $1.87950 $ 1,601   0.79%    1.40%  to   1.40%   15.65% to   15.65%
December 31, 2011     990 $1.62522 to  $1.62522 $ 1,609   0.86%    1.40%  to   1.40%   -1.82% to   -1.82%
December 31, 2010   1,149 $1.65543 to  $1.65543 $ 1,902   0.93%    1.40%  to   1.40%   14.29% to   14.29%
December 31, 2009   1,248 $1.44843 to  $1.44843 $ 1,808   1.45%    1.40%  to   1.40%   28.75% to   28.75%
December 31, 2008   1,367 $1.12501 to  $1.12501 $ 1,538   0.56%    1.40%  to   1.40%  -36.97% to  -36.97%

                                      A59

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ---------------------  ------- ---------- -----------------  ------------------
                                         MFS(R) GROWTH SERIES -- INITIAL CLASS
                   ------------------------------------------------------------------------------------
December 31, 2012  3,081  $1.02455 to  $ 1.91698 $ 5,898   0.00%    1.35%  to   1.65%   15.47% to   15.81%
December 31, 2011  3,507  $0.88728 to  $ 1.65595 $ 5,790   0.19%    1.35%  to   1.65%   -1.95% to   -1.65%
December 31, 2010  3,975  $0.90488 to  $ 1.68460 $ 6,677   0.12%    1.35%  to   1.65%   13.46% to   13.80%
December 31, 2009  4,435  $0.79756 to  $ 1.48114 $ 6,551   0.32%    1.35%  to   1.65%   35.43% to   35.83%
December 31, 2008  4,986  $0.58889 to  $ 1.09086 $ 5,426   0.24%    1.35%  to   1.65%  -38.43% to  -38.25%

                                            AMERICAN CENTURY VP VALUE FUND
                   ------------------------------------------------------------------------------------
December 31, 2012  1,041  $1.84301 to  $ 2.23925 $ 2,318   1.91%    1.35%  to   1.65%   12.71% to   13.05%
December 31, 2011  1,221  $1.63512 to  $ 1.98177 $ 2,408   2.02%    1.35%  to   1.65%   -0.62% to   -0.33%
December 31, 2010  1,337  $1.64535 to  $ 1.98934 $ 2,649   2.20%    1.35%  to   1.65%   11.58% to   11.91%
December 31, 2009  1,481  $1.47454 to  $ 1.77852 $ 2,621   5.79%    1.35%  to   1.65%   17.92% to   18.27%
December 31, 2008  1,667  $1.25041 to  $ 1.50461 $ 2,499   2.52%    1.35%  to   1.65%  -27.97% to  -27.75%

                            FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND -- CLASS 2
                   ------------------------------------------------------------------------------------
December 31, 2012  1,402  $1.11808 to  $ 1.94109 $ 2,703   0.00%    1.35%  to   1.65%    9.04% to    9.37%
December 31, 2011  1,511  $1.02535 to  $ 1.77574 $ 2,657   0.00%    1.35%  to   1.65%   -6.37% to   -6.09%
December 31, 2010  1,608  $1.09508 to  $ 1.89197 $ 3,000   0.00%    1.35%  to   1.65%   25.55% to   25.93%
December 31, 2009  1,702  $0.87224 to  $ 1.50320 $ 2,523   0.00%    1.35%  to   1.65%   41.25% to   41.68%
December 31, 2008  1,856  $0.61753 to  $ 1.06167 $ 1,943   0.00%    1.35%  to   1.65%  -43.43% to  -43.26%

                                       PRUDENTIAL JENNISON 20/20 FOCUS PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012  2,215  $1.70567 to  $ 1.81563 $ 4,016   0.00%    1.35%  to   1.65%    9.23% to    9.55%
December 31, 2011  2,433  $1.56151 to  $ 1.65810 $ 4,027   0.08%    1.35%  to   1.65%   -5.72% to   -5.44%
December 31, 2010  2,744  $1.65622 to  $ 1.75443 $ 4,807   0.00%    1.35%  to   1.65%    6.08% to    6.40%
December 31, 2009  2,995  $1.56131 to  $ 1.64969 $ 4,934   0.49%    1.35%  to   1.65%   55.28% to   55.73%
December 31, 2008  3,327  $1.00550 to  $ 1.05981 $ 3,523   0.55%    1.35%  to   1.65%  -40.14% to  -39.96%

                                                 DAVIS VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012  1,843  $1.12101 to  $ 1.16370 $ 2,131   1.62%    1.35%  to   1.65%   11.23% to   11.57%
December 31, 2011  2,104  $1.00779 to  $ 1.04304 $ 2,181   0.81%    1.35%  to   1.65%   -5.73% to   -5.45%
December 31, 2010  2,278  $1.06904 to  $ 1.10314 $ 2,499   1.31%    1.35%  to   1.65%   10.93% to   11.25%
December 31, 2009  2,563  $0.96368 to  $ 0.99157 $ 2,528   0.88%    1.35%  to   1.65%   29.03% to   29.41%
December 31, 2008  3,060  $0.74684 to  $ 0.76620 $ 2,334   0.91%    1.35%  to   1.65%  -41.30% to  -41.12%

                               ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO CLASS B
                   ------------------------------------------------------------------------------------
December 31, 2012    671  $0.66012 to  $ 0.68115 $   457   0.03%    1.40%  to   1.65%   14.23% to   14.52%
December 31, 2011    785  $0.57787 to  $ 0.59481 $   467   0.09%    1.40%  to   1.65%   -4.83% to   -4.61%
December 31, 2010    795  $0.60717 to  $ 0.62731 $   495   0.27%    1.35%  to   1.65%    8.05% to    8.37%
December 31, 2009    852  $0.56193 to  $ 0.57885 $   490   0.00%    1.35%  to   1.65%   34.87% to   35.31%
December 31, 2008    980  $0.41663 to  $ 0.42781 $   417   0.00%    1.35%  to   1.65%  -40.80% to  -40.62%

                                        PRUDENTIAL SP SMALL CAP VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012  4,682  $1.56511 to  $12.71248 $ 9,189   0.46%    1.35%  to   2.35%   13.39% to   14.51%
December 31, 2011  5,636  $1.37284 to  $ 1.79660 $ 9,694   0.66%    1.35%  to   1.80%   -4.49% to   -4.06%
December 31, 2010  7,783  $1.43734 to  $ 1.87355 $14,070   0.65%    1.35%  to   1.80%   24.03% to   24.59%
December 31, 2009  8,611  $1.15887 to  $ 1.50448 $12,502   1.50%    1.35%  to   1.80%   28.50% to   29.05%
December 31, 2008  9,556  $0.90185 to  $ 1.16633 $10,785   1.11%    1.35%  to   1.80%  -31.74% to  -31.43%

                                     JANUS ASPEN JANUS PORTFOLIO -- SERVICE SHARES
                   ------------------------------------------------------------------------------------
December 31, 2012    354  $0.71657 to  $ 1.58757 $   389   0.42%    1.40%  to   1.75%   16.24% to   16.65%
December 31, 2011    428  $0.61555 to  $ 1.36100 $   423   0.40%    1.40%  to   1.75%   -7.16% to   -6.84%
December 31, 2010    679  $0.66210 to  $ 1.46090 $   668   0.37%    1.40%  to   1.75%   12.30% to   12.68%
December 31, 2009    566  $0.58877 to  $ 1.29652 $   533   0.38%    1.40%  to   1.75%   33.67% to   34.14%
December 31, 2008    662  $0.43971 to  $ 0.96655 $   479   0.58%    1.40%  to   1.75%  -40.91% to  -40.70%

                                PRUDENTIAL SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012  3,842  $1.30516 to  $ 2.87251 $ 8,479   0.41%    1.35%  to   1.80%   14.81% to   15.32%
December 31, 2011  4,764  $1.13467 to  $ 2.49218 $ 9,168   0.59%    1.35%  to   1.80%    0.42% to    0.86%
December 31, 2010  5,712  $1.12786 to  $ 2.47225 $10,859   0.40%    1.35%  to   1.80%   18.30% to   18.82%
December 31, 2009  3,805  $0.95142 to  $ 2.08159 $ 6,160   0.74%    1.35%  to   1.80%   39.39% to   40.00%
December 31, 2008  4,497  $0.68135 to  $ 1.48767 $ 5,091   0.30%    1.35%  to   1.80%  -37.36% to  -37.08%

                                      A60

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                      PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,851 $ 0.77310 to  $ 1.89389 $  2,642   0.65%    1.35%  to   1.80%   20.23% to   20.77%
December 31, 2011   2,217 $ 0.64172 to  $ 1.56912 $  2,650   1.29%    1.35%  to   1.80%  -16.42% to  -16.04%
December 31, 2010   2,753 $ 0.76618 to  $ 1.86993 $  3,873   1.53%    1.40%  to   1.80%   11.98% to   12.44%
December 31, 2009   2,842 $ 0.68282 to  $ 1.66303 $  3,568   2.18%    1.40%  to   1.80%   34.72% to   35.26%
December 31, 2008   3,161 $ 0.50582 to  $ 1.22951 $  2,916   1.64%    1.35%  to   1.80%  -51.18% to  -50.96%

                                       PRUDENTIAL SP INTERNATIONAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,533 $ 1.07395 to  $ 1.82277 $  2,374   2.70%    1.40%  to   1.75%   14.91% to   15.31%
December 31, 2011   1,944 $ 0.93318 to  $ 1.58079 $  2,638   2.42%    1.40%  to   1.75%  -14.59% to  -14.29%
December 31, 2010   2,288 $ 1.09095 to  $ 1.84445 $  3,609   2.19%    1.40%  to   1.80%    8.85% to    9.28%
December 31, 2009   2,567 $ 1.00020 to  $ 1.68786 $  3,658   3.13%    1.40%  to   1.80%   30.01% to   30.52%
December 31, 2008   2,902 $ 0.76784 to  $ 1.29318 $  3,162   2.81%    1.40%  to   1.80%  -45.05% to  -44.83%

                                       AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,313 $ 9.11684 to  $14.71569 $ 14,804   1.02%    0.85%  to   2.45%   16.73% to   18.65%
December 31, 2011     907 $ 7.84754 to  $12.53734 $  8,531   1.07%    0.85%  to   2.45%  -15.50% to   -6.59%
December 31, 2010     722 $ 8.41375 to  $13.52811 $  7,184   1.22%    1.15%  to   2.45%    7.31% to   11.60%
December 31, 2009     254 $ 7.55020 to  $12.21751 $  2,033   2.52%    1.15%  to   2.05%   16.79% to   20.67%
December 31, 2008      70 $ 6.59044 to  $ 7.21408 $    477   1.69%    1.15%  to   2.05%  -41.88% to  -41.36%

                          AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (EXPIRED MAY 04, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2012       0 $       0 to  $       0 $      0   0.00%    0.55%  to   2.85%    8.20% to    9.07%
December 31, 2011   1,061 $ 9.12113 to  $14.15216 $ 11,176   1.04%    1.15%  to   2.85%    0.62% to    2.40%
December 31, 2010     767 $ 8.96487 to  $13.93020 $  7,763   1.09%    1.15%  to   2.70%    7.22% to   12.55%
December 31, 2009     301 $ 8.01628 to  $12.47459 $  2,505   1.82%    1.15%  to   2.50%   14.90% to   23.81%
December 31, 2008      82 $ 6.92900 to  $ 7.53614 $    605   2.14%    1.15%  to   1.80%  -35.90% to  -35.49%

                                  AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  14,549 $10.68267 to  $14.04822 $163,822   1.95%    0.55%  to   2.85%    7.97% to   10.53%
December 31, 2011  10,204 $ 9.73713 to  $12.88722 $105,294   1.58%    0.55%  to   2.85%   -6.13% to   -3.91%
December 31, 2010   7,045 $ 9.72815 to  $13.59785 $ 76,431   0.54%    0.55%  to   2.85%    7.06% to   10.54%
December 31, 2009   1,392 $ 9.24887 to  $12.39836 $ 13,894   1.08%    1.15%  to   2.55%   22.51% to   26.21%
December 31, 2008     262 $ 7.35331 to  $ 8.26716 $  2,074   2.23%    1.15%  to   2.40%  -31.83% to  -27.07%

                                           AST COHEN & STEERS REALTY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,351 $10.07765 to  $21.69183 $ 18,830   1.30%    0.55%  to   2.85%   12.06% to   14.71%
December 31, 2011     780 $ 9.38275 to  $19.17281 $  9,555   0.73%    0.85%  to   2.85%   -6.17% to    5.38%
December 31, 2010     542 $ 8.36127 to  $18.33755 $  6,254   1.23%    1.00%  to   2.85%   17.47% to   27.42%
December 31, 2009     149 $ 7.87308 to  $14.52687 $  1,281   2.78%    1.15%  to   2.10%   29.15% to   51.09%
December 31, 2008      70 $ 6.07516 to  $ 8.21151 $    495   4.81%    1.15%  to   1.80%  -36.20% to  -35.79%

                                    AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  12,551 $11.00927 to  $13.12718 $144,462   1.46%    0.55%  to   2.85%    7.56% to   10.11%
December 31, 2011   8,024 $10.15261 to  $12.08786 $ 85,179   0.89%    0.55%  to   2.85%   -2.62% to   -0.32%
December 31, 2010   6,294 $10.26045 to  $12.29454 $ 68,277   0.36%    0.55%  to   2.85%    4.70% to    7.11%
December 31, 2009   2,802 $ 9.68501 to  $11.67943 $ 29,570   0.83%    1.15%  to   2.50%   15.87% to   20.87%
December 31, 2008   1,404 $ 8.04051 to  $ 9.52935 $ 12,483   0.29%    1.15%  to   2.40%  -20.61% to  -18.55%

                                              AST BLACKROCK VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,194 $ 9.12709 to  $15.29152 $ 13,690   1.06%    0.55%  to   2.85%   10.16% to   12.78%
December 31, 2011     596 $ 8.45207 to  $13.74775 $  6,050   0.76%    0.55%  to   2.85%  -10.70% to   -1.04%
December 31, 2010     369 $ 8.25078 to  $14.08474 $  3,786   0.98%    1.00%  to   2.85%    6.06% to   11.33%
December 31, 2009     113 $ 7.82812 to  $12.77034 $    939   0.79%    1.15%  to   2.10%   15.83% to   26.46%
December 31, 2008      86 $ 6.73868 to  $ 7.95205 $    608   2.50%    1.15%  to   1.80%  -38.41% to  -38.01%

                                                AST HIGH YIELD PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,737 $11.01858 to  $15.76773 $ 21,591   5.83%    0.85%  to   2.85%   10.62% to   12.91%
December 31, 2011   1,020 $10.70991 to  $14.11698 $ 11,410   6.50%    1.15%  to   2.85%    0.24% to    2.00%
December 31, 2010     812 $10.68442 to  $13.94919 $  9,044   3.48%    1.00%  to   2.85%    7.02% to   12.38%
December 31, 2009     295 $ 9.93381 to  $12.52966 $  3,095   4.14%    1.15%  to   2.50%   25.08% to   34.28%
December 31, 2008     158 $ 7.42367 to  $ 7.97763 $  1,243   9.02%    1.15%  to   1.80%  -26.86% to  -25.76%

                                      A61

                               AT YEAR ENDED                             FOR YEAR ENDED
                   -------------------------------------  -----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  ------------------
                                       AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012  1,223  $ 9.51449 to  $16.96161 $14,554   0.00%    0.55%  to   2.85%   16.65% to   19.41%
December 31, 2011    859  $ 8.63723 to  $14.40189 $ 8,662   0.47%    1.00%  to   2.85%  -15.59% to  -13.97%
December 31, 2010    423  $10.11934 to  $16.89809 $ 4,990   0.03%    1.00%  to   2.85%   21.04% to   31.23%
December 31, 2009    140  $ 7.77201 to  $12.99734 $ 1,164   0.15%    1.15%  to   2.10%   29.87% to   31.41%
December 31, 2008     69  $ 5.96393 to  $ 7.39352 $   465   0.00%    1.15%  to   1.90%  -45.14% to  -44.73%

                                              AST MID-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012    778  $11.65476 to  $17.66406 $ 9,840   0.44%    0.55%  to   2.85%   15.03% to   17.76%
December 31, 2011    550  $10.02005 to  $15.20886 $ 5,953   0.69%    1.15%  to   2.85%   -6.20% to   -4.55%
December 31, 2010    481  $10.56476 to  $16.05923 $ 5,460   0.39%    1.15%  to   2.85%   14.32% to   22.20%
December 31, 2009    135  $ 8.70075 to  $13.24524 $ 1,225   1.57%    1.15%  to   2.15%   32.64% to   37.31%
December 31, 2008     63  $ 6.37746 to  $ 7.22665 $   423   1.11%    1.15%  to   2.15%  -39.43% to  -38.83%

                                             AST SMALL-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012    727  $10.03524 to  $17.11423 $ 8,844   0.41%    0.55%  to   2.85%   14.79% to   17.51%
December 31, 2011    522  $ 9.54341 to  $14.76666 $ 5,461   0.63%    0.55%  to   2.85%   -8.65% to   -6.49%
December 31, 2010    464  $10.30053 to  $16.01106 $ 5,239   0.35%    1.00%  to   2.85%   14.25% to   24.75%
December 31, 2009    180  $ 8.34836 to  $10.20589 $ 1,610   1.65%    1.15%  to   2.15%   24.33% to   25.56%
December 31, 2008    137  $ 6.69183 to  $ 8.14863 $   977   1.14%    1.15%  to   1.90%  -31.03% to  -30.52%

                                    AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012  1,313  $11.66838 to  $15.38733 $15,908   0.23%    0.55%  to   2.70%   16.53% to   19.11%
December 31, 2011    872  $10.01355 to  $13.09897 $ 8,999   0.16%    1.15%  to   2.70%   -6.55% to   -5.05%
December 31, 2010    825  $10.70162 to  $13.90429 $ 9,069   0.07%    1.15%  to   2.70%    6.96% to    9.03%
December 31, 2009    376  $ 9.87807 to  $12.85313 $ 3,872   0.00%    1.15%  to   2.55%   27.43% to   47.70%
December 31, 2008    116  $ 6.73082 to  $ 7.74360 $   833   0.15%    1.15%  to   1.90%  -41.38% to  -40.95%

                                       AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012  1,659  $10.46013 to  $17.71525 $21,761   0.00%    0.55%  to   2.50%   16.68% to   18.96%
December 31, 2011  1,008  $10.76129 to  $15.09953 $11,359   0.00%    0.55%  to   2.50%   -5.35% to   -3.51%
December 31, 2010    934  $11.36976 to  $15.86600 $11,177   0.00%    1.00%  to   2.50%   13.48% to   18.64%
December 31, 2009    352  $10.37465 to  $13.49906 $ 3,793   0.00%    1.15%  to   2.50%   34.19% to   55.61%
December 31, 2008     91  $ 6.72291 to  $ 7.63476 $   638   0.00%    1.15%  to   1.90%  -41.90% to  -41.47%

                                             AST LARGE-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012  1,417  $ 8.29561 to  $15.24503 $14,775   3.11%    0.85%  to   2.45%   14.02% to   15.89%
December 31, 2011    841  $ 7.39857 to  $13.29726 $ 7,377   1.30%    0.85%  to   2.45%  -10.31% to   -5.27%
December 31, 2010    748  $ 7.86044 to  $14.14819 $ 6,727   0.97%    1.15%  to   2.45%    5.87% to   11.87%
December 31, 2009    629  $ 7.07131 to  $12.74667 $ 4,841   2.80%    1.15%  to   1.95%   17.21% to   26.67%
December 31, 2008    594  $ 6.02732 to  $ 6.82177 $ 3,908   2.14%    1.15%  to   1.90%  -42.58% to  -39.90%

                                      AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012  3,353  $10.94845 to  $15.11073 $41,194   1.11%    0.55%  to   2.85%    2.91% to    5.35%
December 31, 2011  1,576  $10.42419 to  $14.54337 $18,985   1.50%    0.85%  to   2.85%    4.25% to    8.92%
December 31, 2010    612  $10.74306 to  $13.45763 $ 7,233   6.06%    1.15%  to   2.85%    7.56% to   12.13%
December 31, 2009    348  $10.30711 to  $12.09710 $ 3,865   7.45%    1.15%  to   2.00%   20.56% to   33.07%
December 31, 2008    187  $ 7.75694 to  $ 8.54833 $ 1,586   7.72%    1.15%  to   1.80%  -24.61% to  -22.56%

                                          AST MARSICO CAPITAL GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012  2,543  $10.10909 to  $16.00178 $30,012   0.37%    0.85%  to   2.85%    9.06% to   11.31%
December 31, 2011  1,718  $ 9.08180 to  $14.53184 $18,293   0.32%    0.85%  to   2.85%   -8.96% to   -1.89%
December 31, 2010  1,534  $ 9.48403 to  $14.95140 $16,557   0.54%    1.15%  to   2.85%   12.33% to   18.39%
December 31, 2009    614  $ 8.02264 to  $12.72864 $ 5,313   0.77%    1.15%  to   2.15%   27.03% to   28.28%
December 31, 2008    338  $ 6.26305 to  $ 7.27809 $ 2,337   0.51%    1.15%  to   1.80%  -44.66% to  -39.89%

                                                AST MFS GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012    894  $10.71705 to  $15.06982 $10,768   0.00%    0.55%  to   2.85%   13.74% to   16.44%
December 31, 2011    456  $ 9.23171 to  $13.12223 $ 4,780   0.38%    0.55%  to   2.45%   -7.50% to   -1.14%
December 31, 2010    382  $ 9.93078 to  $13.45761 $ 4,081   0.10%    1.15%  to   2.45%    8.30% to   11.50%
December 31, 2009    138  $ 8.96358 to  $12.16473 $ 1,297   0.15%    1.15%  to   2.10%   21.30% to   23.13%
December 31, 2008     57  $ 7.34079 to  $ 8.28286 $   449   0.30%    1.15%  to   1.80%  -37.43% to  -37.03%

                                      A62

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                      AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,511 $10.25722 to  $17.17555 $ 19,517   0.00%    0.55%  to   2.85%    9.17% to   11.77%
December 31, 2011     862 $ 9.20532 to  $15.58152 $ 10,193   0.00%    0.55%  to   2.70%   -7.23% to    1.13%
December 31, 2010     694 $10.47140 to  $15.62143 $  8,235   0.00%    1.00%  to   2.70%   19.02% to   27.40%
December 31, 2009     181 $ 8.24353 to  $12.37664 $  1,685   0.00%    1.15%  to   2.15%   24.05% to   28.31%
December 31, 2008     109 $ 6.83068 to  $ 8.62745 $    836   0.00%    1.15%  to   2.15%  -44.38% to  -43.83%

                                   AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,289 $10.77542 to  $18.27003 $ 15,762   0.94%    1.00%  to   2.85%   13.78% to   15.97%
December 31, 2011     817 $ 9.36543 to  $15.90297 $  8,617   0.95%    1.15%  to   2.85%   -5.26% to   -3.59%
December 31, 2010     659 $ 9.77667 to  $16.62562 $  7,138   0.89%    1.15%  to   2.70%   11.77% to   22.03%
December 31, 2009     252 $ 8.06289 to  $13.73161 $  2,160   1.69%    1.15%  to   2.00%   35.54% to   39.05%
December 31, 2008     143 $ 5.83598 to  $ 6.90162 $    900   1.73%    1.15%  to   1.80%  -43.28% to  -42.92%

                                        AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,961 $10.11087 to  $12.61643 $ 21,292   1.30%    0.55%  to   2.85%    1.71% to    4.12%
December 31, 2011   1,419 $ 9.94129 to  $12.18917 $ 15,100   0.94%    1.00%  to   2.85%   -0.66% to    1.24%
December 31, 2010   1,124 $10.00728 to  $12.07057 $ 12,054   1.91%    1.15%  to   2.85%    0.00% to    2.72%
December 31, 2009     419 $10.49444 to  $11.78015 $  4,866   4.82%    1.15%  to   2.10%    5.04% to    9.19%
December 31, 2008     270 $ 9.71676 to  $10.83660 $  2,892   5.62%    1.15%  to   1.80%   -2.91% to   -0.03%

                                        AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,858 $ 9.00517 to  $15.92130 $ 20,789   0.17%    0.55%  to   2.85%   13.90% to   16.61%
December 31, 2011     750 $ 7.81876 to  $13.84402 $  7,094   1.17%    0.85%  to   2.85%  -10.17% to   -2.76%
December 31, 2010     718 $ 8.09199 to  $14.34884 $  6,844   1.08%    1.15%  to   2.85%    4.77% to   11.96%
December 31, 2009     291 $ 7.27422 to  $12.91774 $  2,229   3.24%    1.15%  to   2.15%   21.19% to   27.90%
December 31, 2008      78 $ 5.98171 to  $ 6.73924 $    501   3.24%    1.15%  to   1.80%  -42.91% to  -42.55%

                                            AST QMA US EQUITY ALPHA PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012     567 $10.38147 to  $17.10866 $  7,120   0.71%    1.00%  to   2.45%   15.89% to   17.63%
December 31, 2011     294 $ 8.85664 to  $14.68191 $  3,025   0.76%    1.00%  to   2.85%    0.51% to    2.43%
December 31, 2010     231 $ 8.64622 to  $14.46757 $  2,243   0.58%    1.00%  to   2.85%    8.14% to   13.91%
December 31, 2009     125 $ 7.59041 to  $12.82018 $    982   1.80%    1.00%  to   1.95%   19.67% to   27.22%
December 31, 2008     100 $ 6.29304 to  $ 7.04101 $    652   2.27%    1.00%  to   1.80%  -39.80% to  -39.32%

                                      AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   2,964 $ 7.88745 to  $13.79902 $ 29,950   0.40%    0.85%  to   2.85%    0.66% to    2.74%
December 31, 2011   2,024 $ 7.67745 to  $13.57744 $ 20,366   0.61%    0.85%  to   2.85%  -22.38% to  -15.76%
December 31, 2010   1,711 $11.39318 to  $16.26883 $ 20,899   0.39%    1.00%  to   2.85%   15.56% to   19.26%
December 31, 2009     704 $ 9.76890 to  $13.76951 $  7,797   1.19%    1.15%  to   2.55%   33.15% to   47.95%
December 31, 2008     333 $ 6.65868 to  $ 9.18555 $  2,681   0.61%    1.15%  to   1.90%  -50.92% to  -50.55%

                                      AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  45,662 $10.69535 to  $14.81356 $550,692   1.21%    0.55%  to   2.85%   10.26% to   12.87%
December 31, 2011  24,391 $ 9.50439 to  $13.30691 $264,165   1.11%    0.55%  to   2.85%   -4.90% to    1.42%
December 31, 2010  16,476 $10.44562 to  $13.30202 $178,780   0.79%    0.95%  to   2.85%    6.24% to   10.43%
December 31, 2009   4,962 $ 9.48714 to  $12.15888 $ 50,136   1.94%    1.15%  to   2.55%   20.65% to   22.97%
December 31, 2008   1,437 $ 7.74163 to  $ 8.78196 $ 11,921   1.95%    1.15%  to   2.40%  -27.68% to  -23.34%

                                             AST MFS GLOBAL EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,169 $10.68753 to  $16.86736 $ 14,767   1.03%    0.55%  to   2.55%   20.01% to   22.40%
December 31, 2011     738 $ 9.90992 to  $13.97222 $  7,786   0.50%    0.55%  to   2.55%   -5.54% to   -3.66%
December 31, 2010     600 $10.33903 to  $14.70491 $  6,737   0.40%    0.55%  to   2.55%    8.66% to   10.94%
December 31, 2009     157 $ 9.36927 to  $13.37974 $  1,625   1.58%    1.15%  to   2.55%   29.06% to   32.83%
December 31, 2008      46 $ 7.73203 to  $ 9.03881 $    374   1.20%    1.15%  to   1.90%  -35.22% to  -34.74%

                                       AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,788 $ 9.83010 to  $15.23803 $ 19,759   1.65%    0.55%  to   2.70%   18.61% to   21.24%
December 31, 2011   1,314 $ 8.17393 to  $12.74350 $ 12,054   1.38%    0.55%  to   2.70%  -11.60% to   -9.65%
December 31, 2010   1,247 $ 9.19808 to  $14.30022 $ 12,690   0.94%    0.55%  to   2.70%    4.51% to    7.63%
December 31, 2009     446 $ 8.73715 to  $13.60349 $  4,142   3.19%    1.15%  to   2.55%   33.02% to   34.60%
December 31, 2008     119 $ 6.54565 to  $ 8.06508 $    847   2.58%    1.15%  to   1.90%  -42.48% to  -42.05%

                                      A63

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                         AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,571 $10.32374 to  $13.40697 $ 17,671   2.33%    0.55%  to   2.85%    2.22% to    4.65%
December 31, 2011   1,035 $ 9.89515 to  $12.88781 $ 11,416   2.75%    0.85%  to   2.85%   -1.04% to    2.94%
December 31, 2010     830 $10.23639 to  $12.51967 $  9,083   2.31%    1.00%  to   2.85%    2.58% to    4.70%
December 31, 2009     245 $10.44910 to  $11.97584 $  2,848   7.36%    1.15%  to   2.15%    9.75% to   11.06%
December 31, 2008     160 $ 9.44110 to  $10.80461 $  1,667   4.52%    1.15%  to   1.80%   -5.95% to   -3.54%

                                    AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   4,100 $ 9.51705 to  $14.81394 $ 39,950   0.26%    0.55%  to   2.55%    8.24% to   10.40%
December 31, 2011   1,819 $ 8.69622 to  $13.60557 $ 16,415   0.27%    0.55%  to   2.55%  -12.00% to   -4.55%
December 31, 2010   1,007 $ 9.12442 to  $14.22692 $  9,779   0.47%    1.15%  to   2.55%   11.79% to   13.33%
December 31, 2009   1,080 $ 8.06289 to  $12.72682 $  9,291   1.01%    1.15%  to   2.55%   -0.05% to   26.97%
December 31, 2008     296 $ 6.48888 to  $ 7.01024 $  1,988   0.72%    1.15%  to   2.15%  -43.54% to  -42.98%

                                      AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  29,648 $10.23320 to  $14.63036 $337,551   0.79%    0.55%  to   2.85%   10.48% to   13.10%
December 31, 2011  21,421 $ 9.07555 to  $13.11625 $216,804   0.51%    0.55%  to   2.85%   -9.16% to   -2.96%
December 31, 2010  20,678 $ 9.65397 to  $13.70422 $217,009   1.00%    0.95%  to   2.85%    7.78% to   12.25%
December 31, 2009  12,118 $ 8.62574 to  $12.32315 $112,363   1.89%    1.15%  to   2.55%   22.27% to   23.91%
December 31, 2008   7,656 $ 6.97189 to  $ 7.79077 $ 57,872   0.96%    1.15%  to   2.65%  -36.62% to  -31.11%

                                   AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  30,993 $10.16034 to  $14.15903 $348,773   0.98%    0.55%  to   2.85%    9.35% to   11.95%
December 31, 2011  24,615 $ 9.17759 to  $12.82397 $249,346   0.61%    0.55%  to   2.85%   -5.43% to   -3.20%
December 31, 2010  22,016 $ 9.28559 to  $13.43083 $232,089   0.84%    0.55%  to   2.85%    7.50% to   10.91%
December 31, 2009  14,229 $ 8.58144 to  $12.22943 $134,688   2.36%    0.95%  to   2.50%   21.32% to   23.19%
December 31, 2008  10,411 $ 7.20298 to  $ 7.99594 $ 80,836   1.14%    1.00%  to   2.40%  -33.43% to  -28.71%

                                         AST BALANCED ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  45,923 $10.33901 to  $14.19558 $532,182   0.91%    0.55%  to   2.85%    9.26% to   11.86%
December 31, 2011  33,653 $ 9.27105 to  $12.86748 $352,782   0.64%    0.55%  to   2.85%   -7.28% to   -1.76%
December 31, 2010  30,549 $ 9.68344 to  $13.27946 $330,206   0.76%    0.95%  to   2.85%    6.86% to   11.26%
December 31, 2009  17,628 $ 8.92139 to  $12.05401 $173,025   1.32%    0.95%  to   2.55%   -0.30% to   22.14%
December 31, 2008   6,523 $ 7.42670 to  $ 8.27064 $ 52,641   1.01%    1.15%  to   2.40%  -30.37% to  -26.37%

                                       AST PRESERVATION ASSET ALLOCATION PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  36,655 $10.51490 to  $13.51575 $426,840   1.09%    0.85%  to   2.85%    7.22% to    9.44%
December 31, 2011  24,615 $ 9.60825 to  $12.48452 $266,301   0.90%    0.85%  to   2.85%   -3.91% to    0.04%
December 31, 2010  18,568 $10.51978 to  $12.60207 $204,499   1.18%    0.95%  to   2.85%    5.32% to    9.48%
December 31, 2009   8,321 $ 9.68149 to  $11.61945 $ 87,353   1.01%    1.00%  to   2.50%   -0.26% to   18.91%
December 31, 2008   2,403 $ 8.57497 to  $ 9.09941 $ 21,353   0.78%    1.00%  to   2.40%  -21.37% to  -20.28%

                                        AST FIRST TRUST BALANCED TARGET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  21,670 $ 9.81278 to  $14.47747 $248,028   1.87%    0.85%  to   2.85%    7.48% to    9.69%
December 31, 2011  13,265 $ 9.10499 to  $13.34133 $138,313   1.76%    0.85%  to   2.85%   -6.65% to   -2.44%
December 31, 2010   9,357 $ 9.46532 to  $13.80890 $ 99,358   1.32%    0.95%  to   2.85%    9.61% to   13.06%
December 31, 2009   3,171 $ 8.51674 to  $12.30994 $ 28,154   3.78%    1.15%  to   2.65%   20.65% to   22.94%
December 31, 2008   1,611 $ 7.05881 to  $ 7.34272 $ 11,611   2.06%    1.15%  to   2.65%  -36.18% to  -35.23%

                                  AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  19,406 $ 9.17966 to  $14.47559 $222,116   1.26%    0.55%  to   2.85%    9.70% to   12.30%
December 31, 2011  11,105 $ 8.34511 to  $13.06962 $113,082   1.19%    0.55%  to   2.85%  -11.82% to   -6.73%
December 31, 2010   9,121 $ 8.66171 to  $14.20708 $ 97,680   0.81%    0.55%  to   2.85%   14.67% to   17.84%
December 31, 2009   3,465 $ 7.87730 to  $12.16947 $ 29,024   2.13%    1.00%  to   2.65%   21.40% to   24.79%
December 31, 2008   1,205 $ 6.41884 to  $ 6.74838 $  7,954   1.20%    1.15%  to   2.65%  -42.24% to  -41.38%

                                            AST ADVANCED STRATEGIES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  31,622 $10.48694 to  $15.17148 $379,954   1.27%    0.55%  to   2.85%   10.40% to   13.02%
December 31, 2011  17,019 $ 9.30664 to  $13.61010 $182,811   1.04%    0.55%  to   2.85%   -6.93% to   -0.44%
December 31, 2010  11,837 $10.05863 to  $13.85960 $129,172   0.87%    0.55%  to   2.85%    8.44% to   12.58%
December 31, 2009   3,810 $ 9.34808 to  $12.42655 $ 37,034   2.84%    1.00%  to   2.65%   22.94% to   24.95%
December 31, 2008   2,220 $ 7.60358 to  $ 7.98587 $ 17,350   1.77%    1.15%  to   2.65%  -31.62% to  -30.60%

                                      A64

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                      AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   2,773 $10.57497 to  $16.64347 $ 34,617   0.00%    0.55%  to   2.85%   14.23% to   16.94%
December 31, 2011   1,503 $10.28972 to  $14.43104 $ 16,199   0.00%    0.55%  to   2.85%   -4.49% to   -2.24%
December 31, 2010   1,233 $10.65531 to  $14.96577 $ 13,734   0.00%    0.55%  to   2.85%   10.89% to   14.49%
December 31, 2009     478 $ 9.36618 to  $13.17447 $  4,644   0.00%    1.15%  to   2.00%   31.92% to   51.63%
December 31, 2008     282 $ 6.21674 to  $ 6.60360 $  1,770   0.14%    1.15%  to   1.90%  -41.68% to  -38.77%

                                               AST MONEY MARKET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   2,056 $ 9.12800 to  $10.31714 $ 19,917   0.01%    0.85%  to   2.85%   -2.85% to   -0.85%
December 31, 2011   2,221 $ 9.36043 to  $10.43487 $ 21,882   0.02%    1.00%  to   2.85%   -2.82% to   -0.96%
December 31, 2010   1,274 $ 9.59652 to  $10.55197 $ 12,842   0.02%    1.15%  to   2.85%   -2.46% to   -1.02%
December 31, 2009     540 $ 9.83880 to  $10.67105 $  5,650   0.21%    1.15%  to   2.55%   -1.87% to   -0.90%
December 31, 2008     328 $10.09598 to  $10.76754 $  3,490   2.30%    1.15%  to   2.30%    0.20% to    1.34%

                                             AST SMALL-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,036 $ 9.69125 to  $14.02211 $ 13,871   0.00%    0.55%  to   2.85%    8.97% to   11.56%
December 31, 2011     647 $11.19338 to  $12.39878 $  7,766   0.00%    1.15%  to   2.70%   -3.65% to   -2.10%
December 31, 2010     507 $11.54673 to  $12.68615 $  6,183   0.20%    1.15%  to   2.70%   25.91% to   34.87%
December 31, 2009     313 $ 8.64603 to  $ 8.96499 $  2,783   0.05%    1.15%  to   2.15%   31.09% to   32.39%
December 31, 2008     259 $ 6.63894 to  $ 6.77186 $  1,750   0.00%    1.15%  to   1.90%  -36.21% to  -33.33%

                                          AST PIMCO TOTAL RETURN BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  21,225 $10.83456 to  $14.46865 $247,468   2.51%    0.55%  to   2.85%    6.20% to    8.72%
December 31, 2011  14,092 $ 9.99564 to  $13.38718 $154,438   1.86%    0.55%  to   2.85%   -0.04% to    2.61%
December 31, 2010  12,278 $10.27781 to  $13.12390 $134,467   1.50%    0.55%  to   2.85%    2.72% to    6.65%
December 31, 2009   5,519 $ 9.92693 to  $12.32370 $ 59,184   0.89%    1.15%  to   2.55%   -0.63% to   15.43%
December 31, 2008     377 $ 9.41587 to  $10.69755 $  3,968   3.46%    1.15%  to   1.90%   -5.98% to   -3.37%

                                            AST INTERNATIONAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012     706 $ 8.75042 to  $14.02985 $  7,387   2.13%    1.15%  to   2.70%   13.52% to   15.35%
December 31, 2011     494 $ 7.59729 to  $12.25942 $  4,480   1.51%    1.15%  to   2.85%  -15.04% to  -13.54%
December 31, 2010     408 $ 8.80034 to  $14.29181 $  4,276   0.67%    1.15%  to   2.85%    7.95% to    9.82%
December 31, 2009     164 $ 8.02537 to  $13.11671 $  1,466   1.96%    1.15%  to   2.55%   27.75% to   29.64%
December 31, 2008      72 $ 6.84949 to  $ 7.03242 $    499   2.55%    1.15%  to   2.15%  -45.18% to  -44.64%

                                           AST INTERNATIONAL GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   1,205 $ 8.57742 to  $15.04565 $ 12,832   0.99%    0.85%  to   2.85%   16.93% to   19.34%
December 31, 2011     784 $ 7.21877 to  $12.74401 $  7,164   0.71%    0.85%  to   2.85%  -18.51% to  -13.91%
December 31, 2010     593 $ 8.39779 to  $14.92060 $  6,331   0.26%    1.15%  to   2.85%   11.65% to   13.98%
December 31, 2009     160 $ 7.42983 to  $13.28533 $  1,308   1.40%    1.15%  to   2.10%   30.98% to   33.75%
December 31, 2008      76 $ 5.56317 to  $ 6.16356 $    463   1.43%    1.15%  to   1.80%  -51.11% to  -44.91%

                                              NVIT DEVELOPING MARKETS FUND
                   --------------------------------------------------------------------------------------
December 31, 2012      44 $14.77377 to  $15.23556 $    665   0.10%    1.40%  to   1.80%   14.71% to   15.17%
December 31, 2011      51 $12.87876 to  $13.22905 $    670   0.25%    1.40%  to   1.80%  -23.78% to  -23.48%
December 31, 2010     151 $16.89594 to  $17.28741 $  2,586   0.00%    1.40%  to   1.80%   14.09% to   14.54%
December 31, 2009     161 $14.80944 to  $15.09299 $  2,415   1.13%    1.40%  to   1.80%   59.36% to   59.99%
December 31, 2008     168 $ 9.31057 to  $ 9.43370 $  1,579   0.74%    1.40%  to   1.75%  -58.59% to  -58.44%

                            AST INVESTMENT GRADE BOND PORTFOLIO (AVAILABLE JANUARY 28, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012  20,929 $11.79750 to  $15.63108 $272,251   1.38%    0.55%  to   2.25%    6.94% to    8.80%
December 31, 2011  56,740 $10.87605 to  $14.45223 $688,204   0.20%    0.55%  to   2.25%    8.68% to   11.82%
December 31, 2010     469 $10.57538 to  $13.00047 $  6,003   7.78%    0.95%  to   2.25%    5.69% to    9.55%
December 31, 2009   1,117 $11.72128 to  $11.86699 $ 13,151   1.36%    1.15%  to   1.80%    9.34% to   10.04%
December 31, 2008   4,157 $10.72041 to  $10.78453 $ 44,675   0.00%    1.15%  to   1.80%    7.22% to    7.86%

                                       AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   3,920 $11.03135 to  $12.52719 $ 45,582   3.20%    0.55%  to   2.85%    4.77% to    7.26%
December 31, 2011   2,628 $10.63550 to  $11.84188 $ 28,880   2.89%    0.55%  to   2.85%    3.01% to    5.44%
December 31, 2010   2,192 $10.32483 to  $11.38650 $ 23,213   1.26%    1.00%  to   2.85%    3.27% to    6.73%
December 31, 2009     555 $10.05881 to  $10.76877 $  5,704   2.74%    1.15%  to   2.15%    7.80% to   10.36%
December 31, 2008      43 $ 9.12808 to  $ 9.32157 $    399   0.13%    1.30%  to   1.80%   -8.80% to   -6.61%

                                      A65

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                  AST BOND PORTFOLIO 2018 (AVAILABLE JANUARY 28, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012   1,799 $11.95683 to  $13.99125 $ 21,894   0.49%    1.90%  to   2.85%    2.70% to    3.74%
December 31, 2011   1,787 $11.64275 to  $13.48663 $ 21,049   0.16%    1.90%  to   2.85%   10.35% to   11.47%
December 31, 2010      18 $12.01294 to  $12.09943 $    211   0.93%    1.90%  to   2.15%    8.85% to    9.11%
December 31, 2009      30 $11.03670 to  $11.08899 $    332   0.33%    1.50%  to   2.15%   -8.03% to   -7.44%
December 31, 2008       6 $12.00012 to  $12.07153 $     75   0.00%    1.50%  to   2.15%   20.02% to   20.73%

                                AST BOND PORTFOLIO 2019**** (AVAILABLE JANUARY 28, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012     183 $12.22857 to  $13.98700 $  2,283   0.31%    1.90%  to   2.85%    2.84% to    3.85%
December 31, 2011       0 $13.49739 to  $13.62798 $      0   0.91%    1.90%  to   2.15%   13.54% to   13.81%
December 31, 2010       3 $11.88816 to  $12.18296 $     33   0.74%    1.30%  to   2.15%    9.02% to    9.93%
December 31, 2009      14 $10.90486 to  $11.08225 $    156   0.27%    1.30%  to   2.15%   -9.64% to   -8.88%
December 31, 2008       3 $12.06868 to  $12.16291 $     41   0.00%    1.30%  to   2.15%   20.71% to   21.64%

                               AST GLOBAL REAL ESTATE PORTFOLIO (AVAILABLE JULY 21, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012     547 $10.79040 to  $19.05468 $  7,170   1.45%    1.00%  to   2.85%   23.19% to   25.55%
December 31, 2011     334 $ 8.72255 to  $15.32029 $  3,472   2.28%    1.15%  to   2.85%   -7.74% to   -6.12%
December 31, 2010     289 $ 9.41466 to  $16.44739 $  3,166   1.17%    1.15%  to   2.85%   14.96% to   18.83%
December 31, 2009      79 $ 8.02826 to  $13.95016 $    651   0.69%    1.15%  to   2.50%   31.80% to   41.49%
December 31, 2008       1 $ 6.10058 to  $ 6.11016 $      5   0.00%    1.80%  to   2.15%  -40.04% to  -39.95%

                       AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE JULY 21, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012   2,458 $ 8.90982 to  $16.06935 $ 26,031   1.10%    0.55%  to   2.85%   14.56% to   17.28%
December 31, 2011   1,592 $ 7.61998 to  $13.89229 $ 14,499   0.94%    0.55%  to   2.85%  -23.87% to  -20.71%
December 31, 2010   1,468 $10.76214 to  $17.76396 $ 17,086   0.28%    1.15%  to   2.85%   16.62% to   20.88%
December 31, 2009     303 $ 9.02175 to  $14.81166 $  2,792   0.25%    1.15%  to   2.50%   47.32% to   64.95%
December 31, 2008       2 $ 5.57715 to  $ 5.57838 $     11   0.00%    1.50%  to   1.55%  -44.79% to  -44.78%

                   FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND (EXPIRED SEPTEMBER 21, 2012)
                   --------------------------------------------------------------------------------------
December 31, 2012       0 $       0 to  $       0 $      0   2.95%    0.85%  to   2.85%   11.04% to   12.69%
December 31, 2011  11,946 $ 8.68157 to  $13.39083 $119,693   0.02%    0.85%  to   2.85%  -10.47% to   -2.60%
December 31, 2010  10,403 $ 9.04060 to  $13.88351 $106,344   3.82%    0.95%  to   2.85%    5.95% to    8.99%
December 31, 2009   2,729 $ 8.39751 to  $12.83927 $ 23,605   4.92%    1.15%  to   2.40%   27.02% to   28.84%
December 31, 2008     486 $ 6.61132 to  $ 6.66608 $  3,230   3.31%    1.15%  to   2.40%  -34.40% to  -33.86%

                          AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (AVAILABLE MAY 01, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012   1,525 $10.52515 to  $17.90792 $ 19,892   0.48%    0.55%  to   2.70%   12.56% to   15.05%
December 31, 2011     959 $ 9.17568 to  $15.78149 $ 11,040   0.50%    0.55%  to   2.70%   -7.35% to    0.75%
December 31, 2010     791 $11.42102 to  $15.88201 $  9,197   0.35%    0.55%  to   2.70%   14.62% to   25.51%
December 31, 2009     188 $ 9.46659 to  $12.77276 $  1,808   0.58%    1.15%  to   2.15%   24.18% to   28.33%
December 31, 2008       4 $ 7.62336 to  $ 7.64561 $     30   0.00%    1.50%  to   2.15%  -24.02% to  -23.80%

                            AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (AVAILABLE MAY 01, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012  15,190 $ 9.90321 to  $15.08440 $179,781   0.45%    0.55%  to   2.85%   12.59% to   15.27%
December 31, 2011   7,911 $ 8.75838 to  $13.26883 $ 81,484   0.29%    0.55%  to   2.85%   -8.49% to   -2.93%
December 31, 2010   5,917 $ 9.19665 to  $13.85815 $ 62,348   0.24%    0.55%  to   2.85%    9.18% to   13.04%
December 31, 2009   1,375 $ 8.24406 to  $12.35611 $ 11,560   0.44%    1.15%  to   2.50%   22.92% to   25.66%
December 31, 2008     240 $ 6.66587 to  $ 6.72112 $  1,608   0.03%    1.15%  to   2.40%  -34.00% to  -33.45%

                          AST CLS MODERATE ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 01, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012  21,004 $ 9.89825 to  $13.66670 $235,725   0.52%    0.55%  to   2.85%    7.13% to    9.68%
December 31, 2011  11,121 $ 9.20021 to  $12.63456 $114,175   0.40%    0.55%  to   2.85%   -6.86% to   -2.36%
December 31, 2010   7,792 $ 9.60436 to  $13.11882 $ 81,960   0.42%    0.95%  to   2.85%    7.21% to   10.65%
December 31, 2009   1,753 $ 8.79604 to  $11.95029 $ 15,710   0.29%    1.15%  to   2.50%   19.03% to   21.99%
December 31, 2008     135 $ 7.31182 to  $ 7.37228 $    991   0.03%    1.15%  to   2.40%  -27.47% to  -26.87%

                           AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (AVAILABLE MAY 01, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012   9,458 $10.49066 to  $14.87346 $111,417   0.43%    0.55%  to   2.85%   10.34% to   12.96%
December 31, 2011   4,964 $ 9.31537 to  $13.35045 $ 52,174   0.34%    0.55%  to   2.85%   -6.67% to   -1.12%
December 31, 2010   3,330 $ 9.76990 to  $13.68833 $ 35,436   0.23%    0.95%  to   2.85%    8.19% to   12.52%
December 31, 2009     810 $ 8.78979 to  $12.26108 $  7,410   0.23%    1.15%  to   2.40%   22.11% to   25.23%
December 31, 2008      61 $ 7.11750 to  $ 7.16470 $    435   0.01%    1.15%  to   2.15%  -29.61% to  -29.15%

                                      A66

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                        AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 01, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012  12,412 $10.28497 to  $13.69989 $139,813   0.56%    0.55%  to   2.85%    6.99% to    9.52%
December 31, 2011   8,325 $ 9.41906 to  $12.68275 $ 86,341   0.47%    0.55%  to   2.85%   -5.72% to   -1.05%
December 31, 2010   6,330 $ 9.95339 to  $12.99556 $ 66,678   0.38%    0.95%  to   2.85%    6.37% to   10.33%
December 31, 2009   2,050 $ 9.13296 to  $11.87199 $ 19,145   0.20%    1.15%  to   2.40%   18.43% to   22.22%
December 31, 2008     238 $ 7.57974 to  $ 7.64237 $  1,815   0.01%    1.15%  to   2.40%  -24.87% to  -24.25%

                          AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 01, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012  10,344 $10.36964 to  $14.20334 $120,257   0.48%    0.55%  to   2.85%   10.39% to   13.01%
December 31, 2011   5,117 $ 9.32332 to  $12.74316 $ 53,097   0.22%    0.55%  to   2.85%   -5.25% to   -3.01%
December 31, 2010   3,298 $ 9.78877 to  $13.32052 $ 35,509   0.24%    0.55%  to   2.85%    8.04% to   12.26%
December 31, 2009     504 $ 8.84522 to  $11.98361 $  4,585   0.33%    0.95%  to   2.40%   18.39% to   20.09%
December 31, 2008      44 $ 7.47127 to  $ 7.53310 $    330   0.01%    1.15%  to   2.40%  -26.05% to  -25.44%

                                  PROFUND VP CONSUMER SERVICES (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2012      24 $13.58666 to  $13.58666 $    330   0.00%    1.50%  to   1.50%   20.29% to   20.29%
December 31, 2011      28 $11.29470 to  $11.29470 $    318   0.00%    1.50%  to   1.50%    3.94% to    3.94%
December 31, 2010      30 $10.86622 to  $10.86622 $    322   0.00%    1.50%  to   1.50%   19.60% to   19.60%
December 31, 2009      26 $ 9.08577 to  $ 9.08577 $    238   0.00%    1.50%  to   1.50%   28.87% to   28.87%

                              PROFUND VP CONSUMER GOODS PORTFOLIO (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2012      25 $12.23984 to  $12.23984 $    310   0.87%    1.50%  to   1.50%    9.22% to    9.22%
December 31, 2011      28 $11.20680 to  $11.20680 $    309   1.28%    1.50%  to   1.50%    5.37% to    5.37%
December 31, 2010      29 $10.63581 to  $10.63581 $    314   0.54%    1.50%  to   1.50%   15.63% to   15.63%
December 31, 2009      26 $ 9.19832 to  $ 9.19832 $    242   1.51%    1.50%  to   1.50%   19.77% to   19.77%

                                     PROFUND VP FINANCIALS (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2012      69 $ 6.63308 to  $ 6.81861 $    469   0.10%    1.50%  to   2.10%   22.16% to   22.88%
December 31, 2011      83 $ 5.42982 to  $ 5.54883 $    461   0.00%    1.50%  to   2.10%  -15.60% to  -15.10%
December 31, 2010      77 $ 6.53605 to  $ 6.53605 $    503   0.29%    1.50%  to   1.50%    9.29% to    9.29%
December 31, 2009      62 $ 5.98047 to  $ 5.98047 $    372   2.43%    1.50%  to   1.50%   13.31% to   13.31%

                                     PROFUND VP HEALTH CARE (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2012      30 $12.15913 to  $12.49836 $    375   0.39%    1.50%  to   2.10%   14.98% to   15.67%
December 31, 2011      34 $10.57454 to  $10.80547 $    367   0.31%    1.50%  to   2.10%    7.85% to    8.49%
December 31, 2010      37 $ 9.96007 to  $ 9.96007 $    373   0.28%    1.50%  to   1.50%    1.32% to    1.32%
December 31, 2009      32 $ 9.82996 to  $ 9.82996 $    313   0.89%    1.50%  to   1.50%   17.79% to   17.79%

                                     PROFUND VP INDUSTRIALS (AVAILABLE MAY 01, 2008)
                   --------------------------------------------------------------------------------------
December 31, 2012      31 $10.04439 to  $10.04439 $    315   0.26%    1.50%  to   1.50%   14.09% to   14.09%
December 31, 2011      33 $ 8.80429 to  $ 8.80429 $    289   0.28%    1.50%  to   1.50%   -3.23% to   -3.23%
December 31, 2010      40 $ 9.09853 to  $11.41249 $    364   0.23%    1.50%  to   1.55%   14.03% to   21.92%
December 31, 2009      41 $ 7.46270 to  $ 7.46270 $    304   1.28%    1.50%  to   1.50%   22.27% to   22.27%
December 31, 2008       1 $ 6.10367 to  $ 6.10367 $      6   0.16%    1.50%  to   1.50%  -39.96% to  -39.96%

                                   PROFUND VP MID-CAP GROWTH (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2012      10 $11.32177 to  $11.63796 $    119   0.00%    1.50%  to   2.10%   13.00% to   13.67%
December 31, 2011       9 $10.01888 to  $10.23808 $     87   0.00%    1.50%  to   2.10%   -4.89% to   -4.33%
December 31, 2010       8 $10.53374 to  $10.70104 $     89   0.00%    1.50%  to   2.10%   25.78% to   26.52%
December 31, 2009       7 $ 8.37491 to  $ 8.45797 $     62   0.00%    1.50%  to   2.10%   35.47% to   36.27%

                                    PROFUND VP MID-CAP VALUE (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2012       6 $10.76386 to  $10.76386 $     70   0.15%    1.50%  to   1.50%   14.84% to   14.84%
December 31, 2011       9 $ 9.37296 to  $ 9.44100 $     81   0.15%    1.30%  to   1.50%   -5.34% to   -5.16%
December 31, 2010       7 $ 9.90192 to  $ 9.90192 $     71   0.29%    1.50%  to   1.50%   18.67% to   18.67%
December 31, 2009      10 $ 8.34400 to  $ 8.34400 $     85   1.42%    1.50%  to   1.50%   28.94% to   28.94%

                                     PROFUND VP REAL ESTATE (AVAILABLE MAY 01, 2009)
                   --------------------------------------------------------------------------------------
December 31, 2012      14 $10.00220 to  $10.18798 $    144   2.57%    1.50%  to   1.90%   14.98% to   15.44%
December 31, 2011      12 $ 8.69881 to  $ 8.82559 $    110   0.00%    1.50%  to   1.90%    2.80% to    3.20%
December 31, 2010      16 $ 8.46186 to  $11.54906 $    133   3.89%    1.50%  to   1.90%   15.86% to   22.85%
December 31, 2009      18 $ 6.91515 to  $ 6.96107 $    122   3.45%    1.50%  to   1.90%   25.51% to   26.01%

                                      A67

                               AT YEAR ENDED                            FOR YEAR ENDED
                   -------------------------------------  ----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  -----------------
                                 PROFUND VP SMALL-CAP GROWTH (AVAILABLE MAY 01, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2012      3  $11.60725 to  $11.60725 $    32    0.00%   1.50%  to   1.50%   10.82% to  10.82%
December 31, 2011      2  $10.47427 to  $10.55029 $    26    0.00%   1.30%  to   1.50%   -0.21% to  -0.02%
December 31, 2010      3  $10.49669 to  $10.49669 $    28    0.00%   1.50%  to   1.50%   23.87% to  23.87%
December 31, 2009      4  $ 8.47414 to  $ 8.47414 $    35    0.00%   1.50%  to   1.50%   24.31% to  24.31%

                                  PROFUND VP SMALL-CAP VALUE (AVAILABLE MAY 01, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2012      2  $11.08892 to  $11.08892 $    20    0.00%   1.50%  to   1.50%   14.44% to  14.44%
December 31, 2011      2  $ 9.68994 to  $ 9.68994 $    19    0.00%   1.50%  to   1.50%   -5.52% to  -5.52%
December 31, 2010      2  $10.25585 to  $10.25585 $    25    0.10%   1.50%  to   1.50%   20.30% to  20.30%
December 31, 2009      2  $ 8.52534 to  $ 8.52534 $    20    0.41%   1.50%  to   1.50%   18.62% to  18.62%

                                PROFUND VP TELECOMMUNICATIONS (AVAILABLE MAY 01, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2012     24  $10.10290 to  $10.10290 $   247    4.12%   1.50%  to   1.50%   14.79% to  14.79%
December 31, 2011     29  $ 8.80105 to  $ 8.80105 $   255    2.96%   1.50%  to   1.50%    0.36% to   0.36%
December 31, 2010     28  $ 8.76916 to  $12.16509 $   245    2.84%   1.50%  to   1.55%   13.98% to  21.09%
December 31, 2009     29  $ 7.69379 to  $ 7.69379 $   221   11.48%   1.50%  to   1.50%    5.73% to   5.73%

                                     PROFUND VP UTILITIES (AVAILABLE MAY 01, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2012     23  $ 9.22480 to  $ 9.39609 $   212    2.71%   1.50%  to   1.90%   -1.73% to  -1.34%
December 31, 2011     27  $ 9.38722 to  $ 9.52393 $   259    2.51%   1.50%  to   1.90%   15.32% to  15.78%
December 31, 2010     30  $ 8.14003 to  $10.77660 $   244    2.49%   1.50%  to   1.90%    3.97% to   7.40%
December 31, 2009     23  $ 7.82890 to  $ 7.88054 $   181    6.24%   1.50%  to   1.90%    8.67% to   9.10%

                                 PROFUND VP LARGE-CAP GROWTH (AVAILABLE MAY 01, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2012      5  $10.52001 to  $10.81361 $    49    0.07%   1.50%  to   2.10%   10.40% to  11.05%
December 31, 2011      4  $ 9.52935 to  $ 9.73772 $    37    0.00%   1.50%  to   2.10%    1.01% to   1.61%
December 31, 2010      5  $ 9.43387 to  $ 9.58358 $    46    0.07%   1.50%  to   2.10%   10.86% to  11.51%
December 31, 2009      8  $ 8.51005 to  $ 8.59420 $    65    0.00%   1.50%  to   2.10%   27.07% to  27.82%

                                  PROFUND VP LARGE-CAP VALUE (AVAILABLE MAY 01, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2012      8  $ 9.09087 to  $ 9.09087 $    75    0.76%   1.50%  to   1.50%   13.71% to  13.71%
December 31, 2011     18  $ 7.99461 to  $ 7.99461 $   141    0.76%   1.50%  to   1.50%   -2.74% to  -2.74%
December 31, 2010     17  $ 8.21947 to  $ 8.21947 $   139    0.96%   1.50%  to   1.50%   11.23% to  11.23%
December 31, 2009     15  $ 7.38987 to  $ 7.38987 $   111    1.33%   1.50%  to   1.50%   17.70% to  17.70%

                              AST BOND PORTFOLIO 2020**** (AVAILABLE ON JANUARY 02, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2012     11  $11.60016 to  $12.95314 $   135    0.58%   1.30%  to   2.55%    3.67% to   4.95%
December 31, 2011     66  $11.06416 to  $12.41953 $   746    1.13%   1.30%  to   2.55%   15.73% to  17.15%
December 31, 2010    331  $ 9.54633 to  $10.66744 $ 3,199    0.00%   1.30%  to   2.55%    6.10% to  10.41%
December 31, 2009      0  $ 0.00000 to  $ 0.00000 $     0    0.00%   1.30%  to   2.15%   -6.43% to  -5.91%

                        AST JENNISON LARGE-CAP VALUE PORTFOLIO (AVAILABLE ON NOVEMBER 16, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2012    557  $ 9.54913 to  $12.07266 $ 6,101    0.42%   0.55%  to   2.45%   10.46% to  12.61%
December 31, 2011    339  $ 8.50545 to  $10.78439 $ 3,336    0.33%   0.55%  to   2.45%  -14.75% to  -6.39%
December 31, 2010    251  $10.51922 to  $11.58869 $ 2,684    0.02%   1.15%  to   2.45%    5.50% to  12.43%
December 31, 2009     11  $10.29877 to  $10.30741 $   109    0.00%   1.15%  to   1.80%    1.51% to   1.59%

                       AST JENNISON LARGE-CAP GROWTH PORTFOLIO (AVAILABLE ON NOVEMBER 16, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2012    876  $10.54999 to  $12.84306 $10,610    0.00%   0.55%  to   2.70%   12.07% to  14.55%
December 31, 2011    435  $10.49190 to  $11.27814 $ 4,657    0.00%   0.55%  to   2.70%   -2.05% to   0.11%
December 31, 2010    193  $10.71155 to  $11.33263 $ 2,096    0.00%   1.15%  to   2.70%    7.43% to  10.05%
December 31, 2009      4  $10.29227 to  $10.29766 $    42    0.00%   1.15%  to   1.55%    2.06% to   2.11%

                                AST BOND PORTFOLIO 2017 (AVAILABLE ON JANUARY 4, 2010)
                   ------------------------------------------------------------------------------------
December 31, 2012  1,847  $11.61498 to  $11.93630 $21,847    0.52%   1.90%  to   2.85%    2.12% to   3.12%
December 31, 2011  1,836  $11.37404 to  $11.57526 $21,132    0.04%   1.90%  to   2.85%    8.24% to   9.30%
December 31, 2010     19  $10.52124 to  $10.59081 $   205    0.00%   1.90%  to   2.70%    5.24% to   5.92%

                                AST BOND PORTFOLIO 2021 (AVAILABLE ON JANUARY 4, 2010)
                   ------------------------------------------------------------------------------------
December 31, 2012  2,129  $12.95637 to  $13.85470 $28,167    0.78%   1.30%  to   2.85%    3.75% to   5.42%
December 31, 2011  2,642  $12.48861 to  $13.14210 $33,532    0.06%   1.30%  to   2.85%   16.88% to  18.76%
December 31, 2010    396  $10.93130 to  $11.06626 $ 4,359    0.00%   1.30%  to   2.55%    9.31% to  10.66%

                                      A68

                               AT YEAR ENDED                                   FOR YEAR ENDED
                   -------------------------------------------  ---------------------------------------------------
                                                        NET     INVESTMENT
                   UNITS         UNIT VALUE            ASSETS     INCOME    EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST         (000S)     RATIO*    LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------  -------------------------  --------  ----------  -----------------  ---------------------
                   WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1 (AVAILABLE ON JULY 16, 2010)
                   -----------------------------------------------------------------------------------------------
December 31, 2012      16  $13.75687  to   $14.06753  $    220    1.65%     1.50%  to   1.75%   11.72%  to    12.00%
December 31, 2011      17  $12.31349  to   $12.56056  $    206    0.63%     1.50%  to   1.75%  -14.29%  to   -14.08%
December 31, 2010      17  $14.36608  to   $14.61842  $    242    0.00%     1.50%  to   1.75%   20.88%  to    21.01%

                   WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1 (AVAILABLE ON JULY 16, 2010)
                   -----------------------------------------------------------------------------------------------
December 31, 2012     169  $ 2.16078  to   $ 2.21481  $    365    0.00%     1.50%  to   1.75%   18.68%  to    18.97%
December 31, 2011     179  $ 1.82068  to   $ 1.86164  $    326    0.00%     1.50%  to   1.75%   -6.99%  to    -6.75%
December 31, 2010     188  $ 1.95742  to   $ 1.99650  $    368    0.00%     1.50%  to   1.75%   26.08%  to    26.21%

                   WELLS FARGO ADVANTAGE VT SMALL CAP VALUE PORTFOLIO SHARE CLASS 1 (AVAILABLE ON JULY 16, 2010)
                   -----------------------------------------------------------------------------------------------
December 31, 2012       5  $12.11133  to   $12.18494  $     63    1.15%     1.50%  to   1.75%   12.36%  to    12.64%
December 31, 2011       6  $10.77879  to   $10.81752  $     61    0.89%     1.50%  to   1.75%   -8.65%  to    -8.43%
December 31, 2010       6  $11.79975  to   $11.81311  $     71    0.00%     1.50%  to   1.75%   21.84%  to    21.98%

                                 AST BOND PORTFOLIO 2022 (AVAILABLE ON JANUARY 3, 2011)
                   -----------------------------------------------------------------------------------------------
December 31, 2012   1,737  $12.22859  to   $12.62575  $ 21,559    0.03%     1.30%  to   2.85%    2.83%  to     4.49%
December 31, 2011   1,302  $11.89255  to   $12.08351  $ 15,604    0.00%     1.30%  to   2.85%   18.93%  to    20.84%

                            AST QUANTITATIVE MODELING PORTFOLIO (AVAILABLE ON APRIL 29, 2011)
                   -----------------------------------------------------------------------------------------------
December 31, 2012       7  $ 9.88459  to   $ 9.96370  $     74    0.04%     1.30%  to   1.80%   11.15%  to    11.69%

                         AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (AVAILABLE ON APRIL 29, 2011)
                   -----------------------------------------------------------------------------------------------
December 31, 2012   8,594  $ 9.95090  to   $10.27765  $ 86,714    0.46%     0.55%  to   2.45%    9.15%  to    11.28%
December 31, 2011   4,835  $ 9.12583  to   $ 9.21697  $ 44,314    0.00%     0.85%  to   2.35%   -8.74%  to    -7.82%

                    WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND-CLASS 1 (AVAILABLE ON AUGUST 26, 2011)
                   -----------------------------------------------------------------------------------------------
December 31, 2012      17  $12.18018  to   $12.22072  $    210    0.54%     1.50%  to   1.75%   13.81%  to    14.09%
December 31, 2011      25  $10.70255  to   $10.71170  $    268    0.00%     1.50%  to   1.75%    4.69%  to     4.78%

                           AST PRUDENTIAL CORE BOND PORTFOLIO (AVAILABLE ON OCTOBER 31, 2011)
                   -----------------------------------------------------------------------------------------------
December 31, 2012     643  $10.50845  to   $10.70984  $  6,835    0.17%     0.85%  to   2.50%    4.49%  to     6.20%
December 31, 2011      36  $10.06003  to   $10.07683  $    360    0.00%     1.30%  to   2.25%    0.42%  to     0.58%

                        AST NEUBERGER BERMAN CORE BOND PORTFOLIO (AVAILABLE ON OCTOBER 31, 2011)
                   -----------------------------------------------------------------------------------------------
December 31, 2012     349  $10.31269  to   $10.48627  $  3,621    0.23%     0.85%  to   2.25%    2.51%  to     3.98%
December 31, 2011      44  $10.06278  to   $10.07694  $    444    0.00%     1.30%  to   2.10%    0.35%  to     0.48%

                                   AST BOND PORTFOLIO 2023 (AVAILABLE JANUARY 3, 2012)
                   -----------------------------------------------------------------------------------------------
December 31, 2012     376  $10.28760  to   $10.45376  $  3,908    0.00%     1.30%  to   2.85%    2.88%  to     4.54%

                   AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   -----------------------------------------------------------------------------------------------
December 31, 2012  19,511  $10.65915  to   $10.80738  $209,728    0.00%     0.85%  to   2.85%    6.62%  to     8.08%

                         AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   -----------------------------------------------------------------------------------------------
December 31, 2012   2,285  $10.23818  to   $10.40185  $ 23,601    0.95%     0.55%  to   2.85%    2.41%  to     4.02%

                      AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   -----------------------------------------------------------------------------------------------
December 31, 2012       7  $10.38171  to   $10.39933  $     68    0.00%     1.30%  to   1.75%    3.83%  to     4.00%

                              AST MFS LARGE-CAP VALUE PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   -----------------------------------------------------------------------------------------------
December 31, 2012       4  $10.18909  to   $10.21028  $     40    0.00%     1.30%  to   1.85%    1.91%  to     2.11%

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio is annualized and excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

                                      A69

        ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

        ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2012 or from the effective date of the subaccount through the end of the reporting period.

       ****Represents a fund containing less than 1,000 units and/or $1,000 in net assets.

        A.  MORTALITY RISK AND EXPENSE RISK CHARGES

        The mortality risk and expense risk charges are applied daily against the net assets of the separate account attributable to each of the contracts. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life of New Jersey. The mortality risk and expense risk charges are assessed through the reduction in unit values.

        B.  ADMINISTRATION CHARGE

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the reduction in unit values.

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ------------------------------------------------------------------
   0.55%     Premier Retirement Advisor - No Optional Benefits
   0.85%     Premier Retirement Variable Annuity - No Optional Benefits
   0.95%     Premier Bb Series - No Optional Benefits
             Premier Retirement Advisor - With HAV
   1.15%     Premier B Series - No Optional Benefits
             Premier Retirement Advisor - With HD GRO II OR GRO Plus II
   1.20%     Premier Bb Series with HAV
   1.30%     Premier Bb Series - with HD GRO
             Premier Retirement B - No Optional Benefits
   1.35%     Discovery Choice Basic - No Optional Benefits
             Premier Bb Series - with HAV
   1.40%     No Optional Benefits
               Discovery Select Variable Annuity (0.15% Admin and 1.25% M&E)
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
               Premier B Series with HAV

                                      A70

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ --------------------------------------------------------------------------------------------
   1.45%     Premier Bb with GMIB
   1.50%     No Optional Benefits
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
               Premier B Series with HD GRO
   1.52%     Strategic Partners Select GMDB with Step Up and Roll Up
   1.55%     Premier X Series - No Optional Benefits
               Premier B Series with HAV
               Premier Bb Series with LT5 or HD5
               Premier Bb Series with HD GRO
               Premier Bb Series with HD GRO and HAV
               Premier Retirement Advisor - With HAV and HD GRO II OR HAV and GRO Plus II
   1.60%     No Optional Benefits
               Strategic Partners FlexElite
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
   1.65%     Discovery Choice Enhanced - No Optional Benefit
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with GMDB with Step Up and Roll Up
   1.70%     GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
             GMDB with-Greater of Roll Up and Step Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
             GMDB with Step Up and Roll Up
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Premier Bb Series with SLT5 and GMIB and HAV
               Premier Retirement B - With HAV
               Premier Retirement L - No Optional Benefits
   1.75%     Premier B Series with LT5 or HD5 or HD GRO
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier B Series with HD GRO and HAV
               Premier L Series with HAV
               Premier Retirement C - No Optional Benefits
   1.80%     Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Plus Enhanced - Bonus Version with GMDB with Step Up and Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version with GMDB with Greater of Roll Up and Step Up
               Premier X Series with HAV
               Premier Bb Series with LT5 or HD5 and HAV
               Premier Bb Series with HD GRO and HAV
   1.85%     Premier L Series with HD GRO
               Premier Retirement X - No Optional Benefits
   1.90%     Premier B Series with SLT5
               Premier L Series with HAV
               Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
               Premier X Series with HD GRO
               Premier Retirement B - With HD GRO II OR GRO Plus II

                                      A71

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ------------------------------------------------------------------------------------------
   1.95%     Premier X Series with HAV
               Premier Bb Series with HD GRO and HAV
   2.00%     With LT5 or HD5
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
               Premier B Series with LT5
               Premier B Series with HD5 and HAV
               Premier B Series with HD GRO and HAV
   2.10%     With LT5 or HD5
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
               Premier L Series with HD GRO
               Premier L Series with HD GRO and HAV
               Premier Retirement L - With HAV
   2.15%     With SLT5
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Premier B Series with HD GRO and HAV
               Premier X Series with LT5 or HD5
               Premier X Series with HD GRO
               Premier X Series with HD GRO and HAV
               Premier Retirement C - With HAV
   2.20%     With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
   2.25%     With SLT5
               Premier L Series
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
               Premier Retirement X - With HAV
   2.30%     Premier X Series with SLT5
               Strategic Partners Plus Enhanced - Non Bonus Version with LT5 or HD5 and GMDB with Step
                Up and Roll Up
             With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
               Strategic Partners Annuity One Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Premier Retirement B - With HAV and HD GRO II OR HAV and GRO Plus II
               Premier Retirement L - With HD GRO II OR GRO Plus II
   2.35%     With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series with LT5
               Premier L Series with HD5 and HAV
               Premier L Series with HD GRO and HAV
               Premier Retirement C - With HD GRO II OR GRO Plus II

                                      A72

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ----------------------------------------------------------------------
   2.40%     With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
               Strategic Partners Annuity One Enhanced - Bonus Version
             With LT5 or HD5 and GMDB with Step Up and Roll Up
               Strategic Partners Plus Enhanced - Bonus Version
               Premier X Series with LT5
               Premier X Series with HD5 and HAV
               Premier X Series with HD GRO and HAV
   2.45%     Premier Retirement X - With HD GRO II OR GRO Plus II
   2.50%     Premier L Series with HD GRO and HAV
   2.55%     Premier X Series with HD GRO and HAV
   2.70%     Premier Retirement L - With HAV and HD GRO II OR HAV and GRO Plus II
   2.75%     Premier Retirement C - With HAV and HD GRO II OR HAV and GRO Plus II
   2.85%     Premier Retirement X - With HAV and HD GRO II OR HAV and GRO Plus II

        C.  WITHDRAWAL CHARGES

        A deferred sales charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life of New Jersey for paying the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

        D. OTHER RELATED CHARGES

        For Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the Optional Benefit Fee is a percentage of the Protected Withdrawal Value and is deducted pro rata from the Subaccounts on a quarterly basis.

        For Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income
        2.0 with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit, Highest Daily Lifetime Income, Highest Daily Lifetime Income with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven Plus, and Spousal Highest Daily Lifetime Seven Plus with Beneficiary Income Option, the Optional Benefit Fee is assessed against the greater of the unadjusted account value or the Protected Withdrawal Value and is deducted pro rata from the Subaccounts on a quarterly basis.

        An annual Maintenance Fee is charged if purchase payments or account is less than a stated amount (varies by product).

NOTE 8: OTHER

        Contract owner net payments--represent contract owner contributions under the Variable Annuity Policies reduced by applicable deductions, charges, and state premium taxes.

        Annuity payments--represent periodic payments distributed under the terms of the policy.

                                      A73

        Surrenders, withdrawals, and death benefits--are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

        Net transfers between other subaccounts or fixed rate options--are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

        Withdrawals and other charges--are various contract level charges as described in contract charges and features section located above.

                                      A74

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life of New Jersey Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company of New Jersey

       In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account at December 31, 2012, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2012 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 12, 2013

                                      A75

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                           Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2012 and 2011

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                         INDEX TO FINANCIAL STATEMENTS

                                                                          Page#
                                                                          -----
 Financial Statements
 Management's Annual Report on Internal Control Over Financial Reporting   B-2

 Financial Statements:

 Statements of Financial Position - December 31, 2012 and 2011             B-3

 Statements of Operations and Comprehensive Income (Loss)
 Years ended December 31, 2012, 2011 and 2010                              B-4

 Statements of Equity
 Years ended December 31, 2012, 2011 and 2010                              B-5

 Statements of Cash Flows
 Years ended December 31, 2012, 2011 and 2010                              B-6

 Notes to Financial Statements                                             B-8

 Report of Independent Registered Public Accounting Firm                  B-56

    Management's Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company of New Jersey ("the Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2012, of the Company's internal control over financial reporting, based on the framework established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2012.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company's registered public accounting firm, PricewaterhouseCoopers LLP, regarding internal control over financial reporting. Internal controls over Financial Reporting were not subject to attestation by the Company's registered public accounting firm pursuant to final rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this Annual Report.

March 15, 2013

                  Pruco Life Insurance Company of New Jersey

                       Statements of Financial Position
   As of December 31, 2012 and December 31, 2011 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                      December 31,   December 31,
                                                                         2012           2011
                                                                     -------------- -------------
ASSETS
Fixed maturities, available for sale, at fair value (amortized
 cost: 2012-$976,665 ; 2011-$1,132,908)                              $    1,066,071 $   1,219,904
Equity securities, available for sale, at fair value (cost:
 2012-$1,303; 2011-$1,521)                                                    1,381         1,420
Trading account assets, at fair value                                         1,390         1,569
Policy loans                                                                173,622       177,162
Short-term investments                                                        2,226         1,069
Commercial mortgage and other loans                                         221,728       230,201
Other long-term investments                                                  41,312        29,075
                                                                     -------------- -------------
   Total investments                                                      1,507,730     1,660,400
Cash and cash equivalents                                                    50,596        26,723
Deferred policy acquisition costs                                           327,832       262,895
Accrued investment income                                                    15,782        17,275
Reinsurance recoverables                                                    870,122       522,762
Receivables from parents and affiliates                                      29,221        23,148
Deferred sales inducements                                                   70,728        48,101
Income taxes                                                                 33,557             -
Other assets                                                                  9,131         8,830
Separate account assets                                                   8,373,780     6,258,008
                                                                     -------------- -------------
   TOTAL ASSETS                                                      $   11,288,479 $   8,828,142
                                                                     ============== =============
LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances                                      $    1,221,932 $   1,133,080
Future policy benefits and other policyholder liabilities                   825,869       691,967
Cash collateral for loaned securities                                         2,134        17,012
Securities sold under agreements to repurchase                                    -         3,216
Income taxes                                                                      -        23,178
Short-term debt to affiliates                                                24,000        26,000
Long-term debt to affiliates                                                 85,000        44,000
Payables to parent and affiliates                                             2,383         2,267
Other liabilities                                                            83,541        67,081
Separate account liabilities                                              8,373,780     6,258,008
                                                                     -------------- -------------
   TOTAL LIABILITIES                                                     10,618,639     8,265,809
                                                                     -------------- -------------

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

EQUITY
Common stock, ($5 par value; 400,000 shares, authorized, issued and
 outstanding)                                                                 2,000         2,000
Additional paid-in capital                                                  211,049       207,928
Retained earnings                                                           409,342       305,281
Accumulated other comprehensive income                                       47,449        47,124
                                                                     -------------- -------------
   TOTAL EQUITY                                                             669,840       562,333
                                                                     -------------- -------------
   TOTAL LIABILITIES AND EQUITY                                      $   11,288,479 $   8,828,142
                                                                     ============== =============

                       See Notes to Financial Statements

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

           Statements of Operations and Comprehensive Income (Loss)
          Years Ended December 31, 2012, 2011 and 2010 (in thousands)
--------------------------------------------------------------------------------

                                                                                      2012           2011            2010
                                                                                 -------------- --------------- --------------
REVENUES
Premiums                                                                         $       14,133 $        15,305 $       14,733
Policy charges and fee income                                                           146,460         113,472         53,611
Net investment income                                                                    79,655          77,556         77,044
Asset administration fees                                                                29,462          21,630         11,084
Other income                                                                              4,418           3,253          4,915
Realized investment gains (losses), net:
  Other-than-temporary impairments on fixed maturity securities                         (3,852)         (7,483)       (21,164)
  Other-than-temporary impairments on fixed maturity securities transferred to
   Other comprehensive income                                                             2,382           7,215         18,612
  Other realized investment gains (losses), net                                          11,947       (109,788)         59,567
                                                                                 -------------- --------------- --------------
        Total realized investment gains (losses), net                                    10,477       (110,056)         57,015
                                                                                 -------------- --------------- --------------
  TOTAL REVENUES                                                                        284,605         121,160        218,402
                                                                                 -------------- --------------- --------------

BENEFITS AND EXPENSES
Policyholders' benefits                                                                  35,689          27,226          (198)
Interest credited to policyholders' account balances                                     31,952          62,222         37,125
Amortization of deferred policy acquisition costs                                         7,145          90,046          8,662
General, administrative and other expenses                                               66,552          50,061         41,997
                                                                                 -------------- --------------- --------------
  TOTAL BENEFITS AND EXPENSES                                                           141,338         229,555         87,586
                                                                                 -------------- --------------- --------------

INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES                                       143,267       (108,395)        130,816
                                                                                 -------------- --------------- --------------

  Income taxes:
    Current                                                                              64,255           (715)         23,841
    Deferred                                                                           (25,049)        (47,893)         15,967
                                                                                 -------------- --------------- --------------
Total income tax expense (benefit)                                                       39,206        (48,608)         39,808
                                                                                 -------------- --------------- --------------
NET INCOME (LOSS)                                                                $      104,061 $      (59,787) $       91,008
                                                                                 -------------- --------------- --------------

Other comprehensive income (loss), before tax:
    Foreign currency translation adjustments                                                 33            (32)           (34)
     Unrealized investment gains (losses) for the period                                 12,645          21,317         19,876
     Reclassification adjustment for (gains) losses included in net income             (12,176)           6,397          6,670
                                                                                 -------------- --------------- --------------
    Net unrealized investment gains (losses)                                                469          27,714         26,546
                                                                                 -------------- --------------- --------------
Other comprehensive income (loss), before tax:                                              502          27,682         26,512
    Less: Income tax expense (benefit) related to:
     Foreign currency translation adjustments                                                12            (11)           (12)
     Net unrealized investment gains (losses)                                               165           9,700          9,291
                                                                                 -------------- --------------- --------------
       Total                                                                                177           9,689          9,279
Other comprehensive income (loss), net of tax:                                              325          17,993         17,233
                                                                                 -------------- --------------- --------------
COMPREHENSIVE INCOME (LOSS)                                                      $      104,386 $      (41,794) $      108,241
                                                                                 ============== =============== ==============

                       See Notes to Financial Statements

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                             Statements of Equity
          Years Ended December 31, 2012, 2011 and 2010 (in thousands)
--------------------------------------------------------------------------------

                                                                                               Accumulated
                                                                                                  Other
                                                                   Additional                  Comprehensive
                                                        Common      Paid-in       Retained        Income
                                                        Stock       Capital      Earnings         (Loss)        Total Equity
                                                       --------   -----------   ----------    --------------   -------------

Balance, December 31, 2009                             $  2,000   $  168,998    $  332,718       $  9,936       $  513,652
Impact of adoption of accounting changes                      -            -       (58,658)         1,962          (56,696)
Affiliated asset transfers                                    -          744             -              -              744
Comprehensive income (loss):
  Net income (loss)                                           -            -        91,008              -           91,008
  Other comprehensive income (loss), net of tax               -            -             -         17,233           17,233
                                                                                                               -------------
Total comprehensive income (loss)                                                                                  108,241
                                                       --------   -----------   ----------    --------------   -------------

Balance, December 31, 2010                             $  2,000   $  169,742    $  365,068       $ 29,131       $  565,941
Contributed Capital                                           -       38,000             -              -           38,000
Affiliated asset transfers                                    -          186             -              -              186
Comprehensive income (loss):
  Net income (loss)                                           -            -       (59,787)             -          (59,787)
  Other comprehensive income (loss), net of tax               -            -             -         17,993           17,993
                                                                                                               -------------
Total comprehensive income (loss)                                                                                  (41,794)
                                                       --------   -----------   ----------    --------------   -------------

Balance, December 31, 2011                             $  2,000   $  207,928    $  305,281       $ 47,124       $  562,333
Contributed/distributed capital- parent/child asset
 transfers                                                    -        3,121             -              -            3,121
Comprehensive income (loss):
  Net income (loss)                                           -            -       104,061              -          104,061
  Other comprehensive income (loss), net of tax               -            -             -            325              325
                                                                                                               -------------
Total comprehensive income (loss)                                                                                  104,386
                                                       --------   -----------   ----------    --------------   -------------

Balance, December 31, 2012                             $  2,000   $  211,049    $  409,342       $ 47,449       $  669,840
                                                       ========   ===========   ==========    ==============   =============

                       See Notes to Financial Statements

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                           Statements of Cash Flows
          Years Ended December 31, 2012, 2011 and 2010 (in thousands)
--------------------------------------------------------------------------------

                                                                         2012         2011         2010
                                                                     ------------ ------------ ------------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income                                                            $   104,061  $  (59,787)  $    91,008
Adjustments to reconcile net income to net cash provided by
 operating activities:
 Policy charges and fee income                                           (12,488)     (25,622)     (13,636)
 Interest credited to policyholders' account balances                      31,952       62,222       37,125
 Realized investment (gains) losses, net                                 (10,477)      110,056     (57,015)
 Amortization and other non-cash items                                    (9,959)      (2,359)      (3,906)
 Change in:
   Future policy benefits and other insurance liabilities                 132,050       93,600       90,575
   Reinsurance recoverables                                             (101,575)    (127,939)     (97,731)
   Accrued investment income                                                (247)        (910)          468
   Receivables from parent and affiliates                                 (6,045)        2,213      (6,108)
   Payables to parent and affiliates                                          115      (3,569)        1,643
   Deferred policy acquisition costs                                     (83,684)         (25)     (61,853)
   Income taxes payable                                                  (12,047)     (73,506)       10,966
   Deferred sales inducements                                            (19,219)     (22,392)     (21,594)
   Other, net                                                             (2,598)     (13,260)       15,508
                                                                     ------------ ------------ ------------
Cash flows from (used in) operating activities                        $     9,839  $  (61,278)  $  (14,550)
                                                                     ------------ ------------ ------------
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
 Fixed maturities, available for sale                                 $   156,250  $   171,016  $   211,850
 Short-term investments                                                    13,568       21,230       42,060
 Policy loans                                                              18,879       20,142       17,827
 Ceded policy loans                                                         (337)            -            -
 Commercial mortgage and other loans                                       39,474       27,533       28,189
 Other long-term investments                                                2,115        1,373        1,591
 Equity securities, available for sale                                      2,660          474        2,000
Payments for the purchase/origination of:
 Fixed maturities, available for sale                                   (143,093)    (293,216)    (190,281)
 Short-term investments                                                  (14,725)     (14,899)     (21,491)
 Policy loans                                                            (21,058)     (14,130)     (15,966)
 Ceded policy loans                                                         6,890            -            -
 Commercial mortgage and other loans                                     (66,362)     (75,298)     (41,700)
 Other long-term investments                                             (12,164)      (7,533)      (8,609)
 Equity securities, available for sale                                    (2,508)      (1,347)        (158)
 Notes receivable from parent and affiliates, net                           (248)        1,334       13,926
 Other                                                                      (103)           24          320
                                                                     ------------ ------------ ------------
Cash flows from (used in) investing activities                        $  (20,762)  $ (163,297)  $    39,558
                                                                     ------------ ------------ ------------
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
 Policyholders' account deposits                                      $   215,909  $   159,318      171,435
 Ceded policyholders' account deposits                                   (79,417)            -            -
 Policyholders' account withdrawals                                     (123,185)     (83,438)    (151,600)
 Ceded policyholders' account withdrawals                                   1,436            -            -
 Net change in securities sold under agreement to repurchase and
   cash collateral for loaned securities                                 (18,094)       16,859     (29,304)
 Contributed capital                                                            -       38,000           10
 Affiliated asset transfers                                                     -          186            -
 Net change in financing arrangements (maturities 90 days or less)       (13,000)       26,000            -
 Drafts outstanding                                                         (853)     (37,588)       39,811
 Net change in long-term borrowing                                         52,000       44,000            -
                                                                     ------------ ------------ ------------
Cash flows from (used in) financing activities                        $    34,796  $   163,337  $    30,352
                                                                     ------------ ------------ ------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                       23,873     (61,238)       55,360
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                               26,723       87,961       32,601
                                                                     ------------ ------------ ------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                              $    50,596  $    26,723  $    87,961
                                                                     ============ ============ ============
SUPPLEMENTAL CASH FLOW INFORMATION
 Income taxes paid                                                    $    97,799  $    25,000  $    28,842
 Interest paid                                                        $     1,683  $        98  $         4

Significant Non Cash Transactions

Cash Flows from Investing Activities in the December 31, 2012 Statement of Cash Flows excludes $202 million of decreases in fixed maturities, available for sale and commercial mortgages related to the coinsurance transaction between the Company and Prudential Arizona Reinsurance Universal Company, or PAR U, an affiliate (See Note 13). The assets transferred included $156 million of consideration for the initial premium due under the coinsurance agreement with this affiliate and $46 million to Prudential Financial Inc., the Company's ultimate parent company, to settle tax expenses arising from this coinsurance transaction.

                       See Notes to Financial Statements

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                         Notes to Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company of New Jersey, or the ("Company"), is a wholly owned subsidiary of the Pruco Life Insurance Company, or ("Pruco Life"), which in turn is a wholly owned subsidiary of The Prudential Insurance Company of America, ("Prudential Insurance"). Prudential Insurance is an indirect wholly owned subsidiary of Prudential Financial, Inc., or ("Prudential Financial"). The Company is licensed to sell life insurance and annuities, primarily through third party distributors, in New Jersey and New York.

Beginning in March 2010, Prudential Annuities Life Assurance Corporation ("PALAC"), an affiliate of the Company, ceased offering its existing variable and fixed annuity products (and where offered, the companion market value adjustment option) to new investors upon the launch of a new product line by the Company. In general, the new product line offers the same optional living benefits and optional death benefits as offered by PALAC's existing variable annuities. These initiatives were implemented to create operational and administrative efficiencies by offering a single product line of annuity products from a more limited group of legal entities.

Basis of Presentation

The Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America, or "U.S. GAAP." The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, (as more fully described in Note 13). Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of deferred sales inducements; future policy benefits including guarantees; valuation of investments including derivatives and the recognition of other-than-temporary impairments; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2.  SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment Related Liabilities

The Company's principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available-for-sale" are carried at fair value. See Note 10 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in "Net investment income" under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as "available-for-sale," net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income
(loss)" or ("AOCI.")

Trading account assets, at fair value, represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these assets are reported in "Asset administration fees and other income." Interest and dividend income from these investments is reported in "Net investment income."

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Equity securities, available-for-sale are comprised of common stock, and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements, and future policy benefits that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when declared.

Commercial mortgage and other loans consist of commercial mortgage loans and agricultural loans. Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in "Net investment income."

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines "past due" as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company's assessment as to the collectability of the principal. See Note 3 for additional information about the Company's past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on "early warning" status in cases where, based on the Company's analysis of the loan's collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as "closely monitored" when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans "not in good standing" are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property's net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company's periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company's periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company's commercial mortgage and agricultural loan portfolios.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan's effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage loans and other loans can increase or decrease from period to period based on the factors noted above. "Realized investment gains (losses), net" includes changes in the allowance for losses. "Realized investment gains (losses), net" also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in "Net investment income" at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, or as well as U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as "Net investment income;" however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company's partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company's income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company's investment in operating joint ventures, is included in "Net investment income." The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag.

Short-term investments primarily consist of investments in certain money market funds as well as highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment.

The Company's available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an other-than-temporary impairment is recognized.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security's amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in "Other comprehensive income (loss)" ("OCI"). Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security's position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Trading account assets, at fair value." The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs

Costs that vary with and that are directly related to the acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs ("DAC") primarily include commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. See below under "Adoption of New Accounting Pronouncements" for a discussion of the new authoritative guidance adopted effective January 1, 2012, regarding which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. In each reporting period, capitalized DAC is amortized to "Amortization of deferred policy acquisition costs," net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of estimated gross profits, estimated gross margins, or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

Policy acquisition costs related to interest sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 30 - 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive the blended future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized in deriving the blended future rate of return assumption. In addition to the gross profit components previously mentioned, the impact of the embedded derivatives associated with certain optional living benefit features of the Company's variable annuity contracts and related hedging activities are also included in actual gross profits used as the basis for calculating current period amortization and, in certain instances, in management's estimate of total gross profits used for setting the amortization rate, regardless of which affiliated legal entity this activity occurs. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 13. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "Amortization of deferred policy acquisition costs" in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Deferred sales inducements

The Company offers various types of sales inducements to contractholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in "Interest credited to policyholders' account balances." See Note 7 for additional information regarding sales inducements.

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder's account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 7 to the Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the policyholders and are not included in the Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset administration fees charged to the accounts are included in "Asset administration fees."

Other Assets and Other Liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits

The Company's liability for future policy benefits is primarily comprised of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in
Note 7. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 10.

The Company's liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have annuitized, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. Expected mortality is generally based on the Company's historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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Policyholders' Account Balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholders' withdrawals and other charges assessed against the account balance. These policyholders' account balances also include a provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than variable and interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance inforce. Benefits are recorded as an expense when they are incurred. Benefits and expenses for these products also include amortization of DAC.A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Revenues for variable deferred annuity contracts consist of charges against contractholder account values or separate accounts for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Benefit reserves for the variable investment options on annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contractholder account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue when assessed against the contractholder. Benefit reserves for variable immediate annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on applicable actuarial standards with assumed interest rates that vary by contract year. Reserves for contracts without life contingencies are included in "Policyholders' account balances" while reserves for contracts with life contingencies are included in "future policy benefits and other policyholder liabilities." Assumed interest rates ranged from 1.00% to 8.25% at December 31, 2012, and from 1.00% to 8.25% at December 31, 2011.

Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for mortality and expense risk fees, administration fees, cost of insurance fees, taxes and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products also include amortization of DAC. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in "Separate account liabilities."

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 7.

Amounts received as payment for interest-sensitive contracts, are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" consisting primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the Company's general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized using assumptions consistent with those used to account for the underlying policies.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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Asset Administration Fees

The Company receives asset administration fee income from policyholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13 to the Financial Statements). In addition, the Company receives fees from policyholders' account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used in a non-broker-dealer capacity to manage the interest rate and currency characteristics of assets or liabilities and to mitigate volatility of expected non-U.S. earnings. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of non-broker-dealer related derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within "Other trading account assets, at fair value" or "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in "Realized investment gains (losses), net."

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in "Realized investment gains (losses), net." Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in "Realized investment gains (losses), net."

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net." For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within "Trading account assets, at fair value."

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these embedded derivatives to an affiliate, Pruco Reinsurance Ltd. ("Pruco Re"). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in "Future policy benefits and other policyholder liabilities" and "Reinsurance recoverables," respectively. Changes in the fair value are determined using valuation models as described in Note 10, and are recorded in "Realized investment gains (losses), net."

The Company entered into a new coinsurance agreement with an affiliate, PAR U, effective July 1, 2011. The settlement of the initial coinsurance premium occurred subsequent to the effective date of the coinsurance agreement. As a result, the settlement was treated as if settled on the effective date and adjusted for the time elapsed between the effective date and the settlement date. This adjustment to the initial coinsurance premium was equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from an asset portfolio within the Company. The settlement feature of this agreement was accounted for as a derivative (See Note 13).

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 9 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

Effective January 1, 2012, the Company adopted, retrospectively, new authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Prior period financial information presented in these financial statements has been adjusted to reflect the retrospective adoption of the amended guidance. The lower level of costs now qualifying for deferral will be only partially offset by a lower level of amortization of "Deferred policy acquisition costs", and, as such, will initially result in lower earnings in future periods primarily reflecting lower deferrals of wholesaler costs. The Company adopted this guidance effective January 1, 2012 and applied the retrospective method of adoption. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company's results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company's cash flows.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders' equity. Under the updated guidance, an

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The Company opted to present the total of comprehensive income, the components of net income, and the components of other comprehensive income in two separate but consecutive statements. The Financial Statements included herein reflect the adoption of this updated guidance.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The expanded disclosures required by this guidance are included in Note 10. Adoption of this guidance did not have a material effect on the Company's financial position or results of operations.

In April 2011, the Financial Accounting Standards Board ("FASB") issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company's adoption of this guidance in the third quarter of 2011 did not have a material effect on the Company's financial position, results of operations, or financial statement disclosures.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first interim or annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company's adoption of this guidance effective January 1, 2012 is not expected to have a material effect on the Company's financial position, results of operations, and financial statement disclosures.

The following tables present amounts as previously reported in 2011 and the effect of the change due to the retrospective adoption of the amended guidance related to the deferral of acquisition costs as described above within the "Effect of Change" column.

Statements of Financial Position:
---------------------------------
                                                      December 31, 2011
                                        ---------------------------------------------

                                        As Previously     Effect of     As Currently
                                        Reported (1)       Change       Reported (1)
                                        ---------------------------------------------
                                                       (in thousands)
Deferred policy acquisition costs       $      354,167 $      (91,272) $      262,895
TOTAL ASSETS                                 8,919,414        (91,272)      8,828,142

Policyholders' account balances              1,132,897             183      1,133,080
Income taxes payable                            55,188        (32,010)         23,178
TOTAL LIABILITIES                            8,297,636        (31,827)      8,265,809

Retained earnings                              370,352        (65,071)        305,281
Accumulated other comprehensive income          41,498           5,626         47,124
TOTAL EQUITY                                   621,778        (59,445)        562,333
TOTAL LIABILITIES AND EQUITY            $    8,919,414 $      (91,272) $    8,828,142

  (1)"As previously reported" column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the U.S. Securities and Exchange commission ("SEC") on March 9, 2012. "As currently reported" column was included in the 8-K/A filed with the SEC on November 29, 2012.

Statements of Operations:
-------------------------
                                                           Year Ended December 31, 2011
                                                   ---------------------------------------------

                                                    As Previously    Effect of    As Currently
                                                    Reported (1)      Change      Reported (1)
                                                   ---------------------------------------------
                                                                  (in thousands)
REVENUES
Policy charges and fee income                      $       113,444 $          28 $       113,472
  Total revenues                                           121,132            28         121,160
BENEFITS AND EXPENSES
Amortization of deferred policy acquisition costs          105,101      (15,055)          90,046
General, administrative and other expenses                  35,785        14,276          50,061
  Total benefits and expenses                              230,334         (779)         229,555
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES        (109,202)           807       (108,395)
Income tax expense (benefit)                              (48,891)           283        (48,608)
NET INCOME (LOSS)                                  $      (60,311) $         524 $      (59,787)

  (1)"As previously reported" column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the SEC on March 9, 2012. "As currently reported" column was included in the 8-K/A filed with the SEC on November 29, 2012.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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Statements of Operations:
-------------------------
                                                           Year Ended December 31, 2010
                                                   ---------------------------------------------

                                                   As Previously     Effect of     As Currently
                                                   Reported (1)       Change       Reported (1)
                                                   ---------------------------------------------
                                                                  (in thousands)
REVENUES
Policy charges and fee income                      $       53,446 $          165  $       53,611
  Total revenues                                          218,237            165         218,402
BENEFITS AND EXPENSES
Amortization of deferred policy acquisition costs          12,821         (4,159)          8,662
General, administrative and other expenses                 27,002         14,995          41,997
  Total benefits and expenses                              76,750         10,836          87,586
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES         141,487        (10,671)        130,816
Income tax expense (benefit)                               43,542         (3,734)         39,808
NET INCOME (LOSS)                                  $       97,945 $       (6,937) $       91,008

  (1)"As previously reported" column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the SEC on March 9, 2012. "As currently reported" column was included in the 8-K/A filed with the SEC on November 29, 2012.

Statements of Cash Flows:
-------------------------
                                                       Year Ended December 31, 2011
-                                                -----------------------------------------

                                                  As Previously  Effect of  As Currently
                                                  Reported (1)    Change    Reported (1)
                                                 -----------------------------------------
                                                              (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                       $      (60,311) $    524  $      (59,787)
Policy charges and fee income                           (25,594)     (28)         (25,622)
Change in:
  Deferred policy acquisition costs                          754    (779)             (25)
  Income taxes payable                                  (73,789)      283         (73,506)
Cash flows from (used in) operating activities   $      (61,278) $      -  $      (61,278)

  (1)"As previously reported" column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the SEC on March 9, 2012. "As currently reported" column was included in the 8-K/A filed with the SEC on November 29, 2012.

Statements of Cash Flows:
-------------------------
                                                        Year Ended December 31, 2010
                                                ---------------------------------------------
                                                 As Previously     Effect of    As Currently
                                                 Reported (1)       Change      Reported (1)
                                                ---------------------------------------------
                                                               (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                      $        97,945 $       (6,937) $      91,008
Policy charges and fee income                          (13,471)           (165)      (13,636)
Change in:
  Deferred policy acquisition costs                    (72,689)          10,836      (61,853)
  Income taxes payable                                   14,700         (3,734)        10,966
Cash flows from (used in) operating activities  $      (14,550) $             - $    (14,550)

  (1)"As previously reported" column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the SEC on March 9, 2012. "As currently reported" column was included in the 8-K/A filed with the SEC on November 29, 2012.

Future Adoption of New Accounting Pronouncements

In December 2011 and January 2013, the FASB issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose information on both a gross basis and net basis about instruments and transactions within the scope of this guidance. This new guidance is effective for annual reporting periods beginning on or after January 1, 2013, and interim reporting periods within those years, and should be applied retrospectively for all comparative periods presented. The Company is currently assessing the impact of the guidance on the Company's financial position, results of operations, and financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity would separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance is effective for the first interim or annual reporting period beginning after December 15, 2012 and should be applied prospectively. This guidance is not expected to impact the Company's statements of financial position or cash flows. The Company is currently assessing the impact of this guidance on the Company's statements of operations and equity and the notes to financial statements.

3.  INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

                                                                                   December 31, 2012
                                                         ----------------------------------------------------------------------
                                                                                                                  Other-than-
                                                                         Gross         Gross                       temporary
                                                          Amortized    Unrealized    Unrealized       Fair        impairments
                                                            Cost         Gains         Losses         Value       in AOCI (3)
                                                         ------------ ------------- ------------- -------------- -------------
                                                                                     (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies                     $     25,681 $       5,627 $           - $       31,308 $           -
Obligations of U.S. states and their political
 subdivisions                                                   2,787           162             -          2,949             -
Foreign government bonds                                       11,523         1,627             -         13,150             -
Public utilities                                               96,733         9,761             -        106,494             -
All other corporate securities                                646,447        58,447           362        704,532           (45)
Asset-backed securities (1)                                    61,578         1,944            95         63,427        (2,278)
Commercial mortgage-backed securities                          70,799         7,433             9         78,223             -
Residential mortgage-backed securities (2)                     61,117         4,871             -         65,988          (331)
                                                         ------------ ------------- ------------- -------------- -------------
 Total fixed maturities, available-for-sale              $    976,665 $      89,872 $         466 $    1,066,071 $      (2,654)
                                                         ============ ============= ============= ============== =============

Equity securities, available-for-sale
Common Stocks:
 Industrial, miscellaneous & other                       $        250 $          69 $           5 $          314
Non-redeemable preferred stocks                                 1,053            14             -          1,067
                                                         ------------ ------------- ------------- --------------
   Total equity securities, available-for-sale           $      1,303 $          83 $           5 $        1,381
                                                         ============ ============= ============= ==============

(1)Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in "Accumulated other comprehensive income (loss)," or "AOCI" which were not included in earnings. Amount excludes $3 million of net unrealized gains on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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                                                                               December 31, 2011 (4)
                                                         -----------------------------------------------------------------
                                                                                                              Other-than-
                                                                          Gross       Gross                    temporary
                                                           Amortized    Unrealized  Unrealized      Fair      impairments
                                                             Cost         Gains       Losses        Value     in AOCI (3)
                                                         ------------- ------------ ----------- ------------- -----------
                                                                                  (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies                     $      29,889 $      6,049 $         - $      35,938 $         -
Obligations of U.S. states and their political
 subdivisions                                                    2,793           33           -         2,826
Foreign government bonds                                        20,868        2,163           -        23,031           -
Public utilities                                                97,991        8,842          54       106,779           -
All other corporate securities                                 732,330       57,705         793       789,242         (45)
Asset-backed securities (1)                                     72,050        1,647       2,065        71,632      (3,513)
Commercial mortgage-backed securities                           89,238        6,770           2        96,006           -
Residential mortgage-backed securities (2)                      87,749        6,859         158        94,450        (391)
                                                         ------------- ------------ ----------- ------------- -----------
 Total fixed maturities, available-for-sale              $   1,132,908 $     90,068 $     3,072 $   1,219,904 $    (3,949)
                                                         ============= ============ =========== ============= ===========
Equity securities, available-for-sale
Common Stocks:
 Industrial, miscellaneous & other                       $         405 $          - $        70 $         335
Non-redeemable preferred stocks                                  1,116            1          32         1,085
                                                         ------------- ------------ ----------- -------------
   Total equity securities available-for-sale            $       1,521 $          1 $       102 $       1,420
                                                         ============= ============ =========== =============

(1)Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $3 million of net unrealized gains or losses on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.
(4)Prior period's amounts are presented on a basis consistent with the current period presentation.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2012, are as follows:

                                              Available-for-Sale
                                        -------------------------------
                                          Amortized         Fair
                                            Cost            Value
                                        -------------- ----------------
                                                (in thousands)
Due in one year or less                 $       76,587 $         78,473
Due after one year through five years          268,259          290,501
Due after five years through ten years         241,842          270,451
Due after ten years                            196,483          219,008
Asset-backed securities                         61,578           63,427
Commercial mortgage-backed securities           70,799           78,223
Residential mortgage-backed securities          61,117           65,988
                                        -------------- ----------------
  Total                                 $      976,665 $      1,066,071
                                        ============== ================

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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The following table depicts the sources of fixed maturity proceeds, equity security proceeds, and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                                                        2012        2011        2010
                                                                     ----------- ----------- -----------
                                                                               (in thousands)
Fixed maturities, available-for-sale
 Proceeds from sales                                                 $    11,599 $    36,118 $    35,017
 Proceeds from maturities/repayments                                     144,385     135,127     157,785
 Gross investment gains from sales, prepayments, and maturities           13,712       2,614       4,160
 Gross investment losses from sales and maturities                           (1)        (88)        (83)
Equity securities, available-for-sale
 Proceeds from sales                                                 $     2,660 $         2 $         -
 Proceeds from maturities/repayments                                           -         472       2,000
 Gross investment gains from sales                                           146         368         139
 Gross investment losses from sales                                            -           -           -
Fixed maturity and equity security impairments
 Net writedowns for other-than-temporary impairment losses on fixed
   maturities recognized in earnings (1)                             $   (1,469) $     (268) $   (2,554)
 Writedowns for other-than-temporary impairment losses on equity
   securities                                                              (211)       (326)           -

(1)Excludes the portion of other-than-temporary impairments recorded in "Other comprehensive income (loss)," representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment ("OTTI") losses on fixed maturity securities are recognized in OCI. For these securities, the net amount recognized in earnings ("credit loss impairments") represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI

                                                                      Year Ended   Year Ended
                                                                     December 31, December 31,
                                                                         2012         2011
                                                                     ------------ ------------
                                                                          (in thousands)
Balance, beginning of period                                          $    3,438   $    6,763
Credit loss impairments previously recognized on securities which
 matured, paid down, prepaid or were sold during the period              (1,039)      (3,643)
Credit loss impairments previously recognized on securities
 impaired to fair value during the period (1)                                  -            -
Credit loss impairment recognized in the current period on
 securities not previously impaired                                            -            -
Additional credit loss impairments recognized in the current period
 on securities previously impaired                                            70          268
Increases due to the passage of time on previously recorded credit
 losses                                                                      165          323
Accretion of credit loss impairments previously recognized due to
 an increase in cash flows expected to be collected                        (223)        (273)
                                                                      ----------   ----------
Balance, end of period                                                $    2,411   $    3,438
                                                                      ==========   ==========

(1)Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

Trading Account Assets

The following table sets forth the composition of trading account assets, at fair value as of the dates indicated:

                             December 31, 2012           December 31, 2011
                        --------------------------- ---------------------------
                          Amortized       Fair        Amortized       Fair
                            Cost          Value         Cost          Value
                        ------------- ------------- ------------- -------------
Trading account assets                      (in thousands)
Equity securities (1)   $       1,695 $       1,390 $       1,695 $       1,569
                        ============= ============= ============= =============

(1)Included in equity securities are perpetual preferred stock securities that have characteristics of both debt and equity securities.

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within "Other income" was ($0.2) million of losses, ($0.1) million of losses and $0.0 million during the years ended December 31, 2012, 2011 and 2010, respectively.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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Commercial Mortgage and Other Loans

The Company's commercial mortgage and other loans are comprised as follows, as of the dates indicated:

                                                                            December 31, 2012            December 31, 2011
                                                                       --------------------------  ----------------------------
                                                                           Amount                      Amount
                                                                       (in thousands)  % of Total  (in thousands)   % of Total
                                                                       -------------- -----------  -------------- -------------
Commercial mortgage and other loans by property type:
Industrial                                                             $      36,691         16.5% $      42,883           18.5%
Retail                                                                        64,591         29.0         55,215           23.8
Apartments/Multi-Family                                                       60,663         27.2         37,689           16.3
Office                                                                        18,534          8.3         26,100           11.3
Hospitality                                                                    9,742          4.4         14,475            6.2
Other                                                                         12,211          5.5         37,150           16.1
                                                                       -------------  -----------  -------------  -------------
Total commercial mortgage loans                                              202,432         90.9        213,512           92.2
Agricultural property loans                                                   20,458          9.1         18,098            7.8
                                                                       -------------  -----------  -------------  -------------
Total commercial mortgage and agricultural loans by property type            222,890        100.0%       231,610          100.0%
                                                                                      ===========                 =============
  Valuation allowance                                                         (1,162)                     (1,410)
                                                                       -------------               -------------
Total net commercial and agricultural mortgage loans by property type  $     221,728               $     230,200
                                                                       =============               =============

The commercial mortgage and agricultural loans are geographically dispersed throughout the United States with the largest concentrations in New York (14%), Florida (13%), and Texas (13%) at December 31, 2012.

Activity in the allowance for losses for all commercial mortgage and other loans for the years ended December 31, is as follows:

                                                December 31, 2012 December 31, 2011 December 31, 2010
                                                ----------------- ----------------- -----------------
                                                                   (in thousands)
Allowance for losses, beginning of year           $      1,410      $      1,409      $      2,379
Addition to / (release of) allowance of losses           (248)                 1             (970)
                                                  ------------      ------------      ------------
Allowance for losses, end of year (1)             $      1,162      $      1,410      $      1,409
                                                  ============      ============      ============

(1)Agricultural loans represent $0.03 million, $0.02 million, and $0.02 million of the ending allowance at December 31, 2012, 2011 and 2010, respectively.

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and agricultural loans for the years ended December 31:

                                                                             December 31, 2012 December 31, 2011
                                                                             -----------------------------------
                                                                                         Total Loans
                                                                             -----------------------------------
                                                                                       (in thousands)
Allowance for Credit Losses:
Ending balance: individually evaluated for impairment (1)                      $          -      $          -
Ending balance: collectively evaluated for impairment (2)                             1,162             1,410
                                                                               ------------      ------------
Total ending balance                                                           $      1,162      $      1,410
                                                                               ============      ============
Recorded Investment: (3)
Ending balance gross of reserves: individually evaluated for impairment (1)    $          -      $          -
Ending balance gross of reserves: collectively evaluated for impairment (2)         222,890           231,612
                                                                               ------------      ------------
Total ending balance, gross of reserves                                        $    222,890      $    231,612
                                                                               ============      ============

(1)There were no agricultural loans individually evaluated for impairments at December 31, 2012 and 2011.
(2)Agricultural loans collectively evaluated for impairment had a recorded investment of $20 million and $18 million with no related allowances at December 31, 2012 and 2011, respectively.
(3)Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. As of both December 31, 2012 and 2011, there were no impaired commercial mortgage loans identified in management's specific review.

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. As of both December 31, 2012 and 2011, the Company held no such loans. See Note 2 for information regarding the Company's accounting policies for non-performing loans.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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As described in Note 2, loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage and other loans. As of December 31, 2012 and 2011, 98% of the $218 million recorded investment and 94% of the $232 million recorded investment, respectively, had a loan-to-value ratio of less than 80%. As of December 31, 2012 and 2011, 98% and 99% of the recorded investment, respectively, had a debt service coverage ratio of 1.0X or greater. As of December 31, 2012, approximately $4 million or 2% of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X, reflecting loans where the mortgage amount exceeds the collateral value or where current debt payments are greater than income from property operations; none of which related to agricultural loans. As of December 31, 2011, approximately $2 million or 1% of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X; none of which related to agricultural loans.

As of both December 31, 2012 and 2011, all commercial mortgage and other loans were in current status. The Company defines current in its aging of past due commercial mortgage and agricultural loans as less than 30 days past due.

Commercial mortgage and other loans on nonaccrual status totaled $0 million and $3.2 million as of December 31, 2012 and 2011, respectively, and were primarily related to Hospitality. Nonaccrual loans are those on which the accrual of interest has been suspended after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability and loans for which a loan specific reserve has been established. See Note 2 for further discussion regarding nonaccrual status loans.

For the years ended December 31, 2012 and 2011, there were no commercial mortgage and other loans sold or acquired.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms: changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a "troubled debt restructuring" as defined by authoritative accounting guidance. The Company has no outstanding investment related to commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

As of December 31, 2012, there were no additional funds the Company has committed to provide to borrowers involved in a troubled debt restructuring.

Other Long-Term Investments

"Other long-term investments" are comprised as follows at December 31:

                                                     2012         2011
                                                 ------------ ------------
                                                      (in thousands)
      Company's investment in Separate accounts  $      1,765 $      1,662
      Joint ventures and limited partnerships          27,309       20,725
      Derivatives                                      12,238        6,688
                                                 ------------ ------------
      Total other long-term investments          $     41,312 $     29,075
                                                 ============ ============

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

                                                 2012         2011         2010
                                             -----------  -----------  -----------
                                                         (in thousands)
Fixed maturities, available-for-sale         $    56,024  $    57,285  $    57,502
Equity securities, available-for-sale                 11           12          148
Trading account assets                                15           11            -
Commercial mortgage and other loans               13,503       12,187       11,264
Policy loans                                       9,626        9,503        9,363
Short-term investments and cash equivalents           80           85          129
Other long-term investments                        4,012        1,718        1,691
                                             -----------  -----------  -----------
Gross investment income                           83,271       80,801       80,097
Less: investment expenses                         (3,616)      (3,245)      (3,053)
                                             -----------  -----------  -----------
  Net investment income                      $    79,655  $    77,556  $    77,044
                                             ===========  ===========  ===========

Carrying value for non-income producing assets included in fixed maturities totaled $0.5 million as of December 31, 2012. Non-income producing assets represent investments that have not produced income for the preceding twelve months.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                  2012             2011            2010
                                             --------------  ---------------  --------------
                                                             (in thousands)
Fixed maturities                              $      12,242   $        2,257   $       1,523
Equity securities                                       (66)              42             139
Commercial mortgage and other loans                   3,926               (1)            970
Short-term investments and cash equivalents               -                -               5
Joint ventures and limited partnerships                   -              (44)              -
Derivatives                                          (5,625)        (112,310)         54,378
                                             --------------  ---------------  --------------
  Realized investment gains (losses), net     $      10,477   $     (110,056)  $      57,015
                                             ==============  ===============  ==============

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as "available-for-sale" and certain other long-term investments and other assets are included in the Company's Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

                                                                                                                 Accumulated
                                                                                                                    Other
                                                                                                                Comprehensive
                                                                Deferred                                        Income (Loss)
                                                                 Policy                          Deferred       Related To Net
                                            Net Unrealized     Acquisition    Policy Holder     Income Tax        Unrealized
                                            Gains (Losses)      Costs and        Account        (Liability)       Investment
                                            on Investments     Other Costs      Balances          Benefit       Gains (Losses)
                                           ---------------    ------------    -------------    -------------    --------------
                                                                             (in thousands)
Balance, December 31, 2009                  $       (5,981)    $     3,653     $     (1,383)    $      1,299     $     (2,412)
Cumulative effect of adoption of
 accounting principle                                    -            (765)               5              266             (494)
Net investment gains (losses) on
 investments arising during the period                (821)              -                -              287             (534)
Reclassification adjustment for (gains)
 losses included in net income                       2,504               -                -             (876)           1,628
Reclassification adjustment for OTTI
 losses excluded from net income(1)                    (11)              -                -                4               (7)
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                       -          (1,040)               -              364             (676)
Impact of net unrealized investment
 (gains) losses on policyholders'
 account balances                                        -               -              594             (208)             386
                                           ---------------    ------------    -------------    -------------    -------------
Balance, December 31, 2010                  $       (4,309)    $     1,848     $       (784)    $      1,136     $     (2,109)
                                           ---------------    ------------    -------------    -------------    -------------
Net investment gains (losses) on
 investments arising during the period                 843               -                -             (295)             548
Reclassification adjustment for (gains)
 losses included in net income                       2,049               -                -             (717)           1,332
Reclassification adjustment for OTTI
 losses excluded from net income(1)                      -               -                -                -                -
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                       -          (1,109)               -              388             (721)
Impact of net unrealized investment
 (gains) losses on policyholders'
 account balances                                        -               -              642             (225)             417
                                           ---------------    ------------    -------------    -------------    -------------
Balance, December 31, 2011                  $       (1,417)    $       739     $       (142)    $        287     $       (533)
                                           ---------------    ------------    -------------    -------------    -------------
Net investment gains (losses) on
 investments arising during the period                 873               -                -             (306)             567
Reclassification adjustment for (gains)
 losses included in net income                         880               -                -             (308)             572
Reclassification adjustment for OTTI
 losses excluded from net income(1)                   (106)              -                -               37              (69)
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                       -            (644)               -              225             (419)
Impact of net unrealized investment
 (gains) losses on policyholders'
 account balances                                        -               -              306             (107)             199
                                           ---------------    ------------    -------------    -------------    -------------
Balance, December 31, 2012                  $          230     $        95     $        164     $       (172)    $        317
                                           ===============    ============    =============    =============    =============

(1)Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


All Other Net Unrealized Investment Gains and Losses in AOCI

                                                                                                                 Accumulated
                                                                                                                    Other
                                                                                                                Comprehensive
                                                               Deferred                                         Income (Loss)
                                           Net Unrealized       Policy            Policy         Deferred       Related To Net
                                           Gains (Losses)     Acquisition         Holder        Income Tax        Unrealized
                                                 on            Costs and         Account        (Liability)       Investment
                                           Investments(1)     Other Costs        Balances         Benefit       Gains (Losses)
                                           --------------    -------------    -------------    -------------    --------------
                                                                              (in thousands)
Balance, December 31, 2009                  $      32,279     $    (19,652)    $      6,270     $     (6,615)    $      12,282
Cumulative effect of adoption of
 accounting principle                                   -            3,797              (21)          (1,321)            2,455
Net investment gains (losses) on
 investments arising during the period             24,868                -                -           (8,704)           16,164
Reclassification adjustment for (gains)
 losses included in net income                      4,166                -                -           (1,458)            2,708
Reclassification adjustment for OTTI
 losses excluded from net income(2)                    11                -                -               (4)                7
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                      -           (8,437)               -            2,953            (5,484)
Impact of net unrealized investment
 (gains) losses on policyholders'
 account balances                                       -                -            4,712           (1,649)            3,063
                                           --------------    -------------    -------------    -------------    --------------
Balance, December 31, 2010                  $      61,324     $    (24,292)    $     10,961     $    (16,798)    $      31,195
                                           --------------    -------------    -------------    -------------    --------------
Net investment gains (losses) on
 investments arising during the period             23,930                -                -           (8,375)           15,555
Reclassification adjustment for (gains)
 losses included in net income                      4,348                -                -           (1,522)            2,826
Reclassification adjustment for OTTI
 losses excluded from net income(2)                     -                -                -                -                 -
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                      -           (7,406)               -            2,592            (4,814)
Impact of net unrealized investment
 (gains) losses on policyholders'
 account balances                                       -                -            4,418           (1,546)            2,872
                                           --------------    -------------    -------------    -------------    --------------
Balance, December 31, 2011                  $      89,602     $    (31,698)    $     15,379     $    (25,649)    $      47,634
                                           --------------    -------------    -------------    -------------    --------------
Net investment gains (losses) on
 investments arising during the period             13,098                -                -           (4,584)            8,514
Reclassification adjustment for (gains)
 losses included in net income                    (13,056)               -                -            4,570            (8,486)
Reclassification adjustment for OTTI
 losses excluded from net income(2)                   106                -                -              (37)               69
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                      -            5,389                -           (1,886)            3,503
Impact of net unrealized investment
 (gains) losses on policyholders'
 account balances                                       -                -           (6,378)           2,232            (4,146)
                                           --------------    -------------    -------------    -------------    --------------
Balance, December 31, 2012                  $      89,750     $    (26,309)    $      9,001     $    (25,354)    $      47,088
                                           ==============    =============    =============    =============    ==============

(1)Includes cash flow hedges. See Note 11 for information on cash flow hedges.
(2)Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

The table below presents net unrealized gains (losses) on investments by asset class at December 31:

                                                                          2012            2011            2010
                                                                     --------------  --------------  --------------
                                                                                     (in thousands)
Fixed maturity securities on which an OTTI loss has been recognized   $         230   $      (1,417)  $      (4,309)
Fixed maturity securities, available-for-sale--all other                     89,176          88,414          61,195
Equity securities, available-for-sale                                            78            (100)           (227)
Derivatives designated as cash flow hedges (1)                               (1,327)           (630)         (1,100)
Other investments                                                             1,823           1,918           1,456
                                                                     --------------  --------------  --------------
Net unrealized gains (losses) on investments                          $      89,980   $      88,185   $      57,015
                                                                     ==============  ==============  ==============

(1)See Note 11 for more information on cash flow hedges.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31, 2012 and 2011:

                                                                                 December 31, 2012
                                                   ------------------------------------------------------------------------------
                                                    Less than twelve months    Twelve months or more             Total
                                                   ------------------------- ------------------------- --------------------------
                                                                    Gross                     Gross                      Gross
                                                                  Unrealized                Unrealized                 Unrealized
                                                     Fair Value    Losses      Fair Value    Losses      Fair Value     Losses
                                                   ------------- ----------- ------------- ----------- -------------- -----------
                                                                                   (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies                $          -  $        -  $          -  $        -  $           -  $        -
Obligations of U.S. states and their political
 subdivisions                                                  -           -             -           -              -           -
Foreign government bonds                                       -           -             -           -              -           -
Corporate securities                                      20,938         241         1,014         121         21,952         362
Commercial mortgage-backed securities                          -           -           484           9            484           9
Asset-backed securities                                    2,500           8           569          87          3,069          95
Residential mortgage-backed securities                         -           -             -           -              -           -
                                                   ------------- ----------- ------------- ----------- -------------- -----------
 Total                                              $     23,438  $      249  $      2,067  $      217  $      25,505  $      466
                                                   ============= =========== ============= =========== ============== ===========

Equity securities, available-for-sale               $         25  $        5  $          -  $        -  $          25  $        5
                                                   ============= =========== ============= =========== ============== ===========

                                                                                 December 31, 2011
                                                   ------------------------------------------------------------------------------
                                                    Less than twelve months    Twelve months or more             Total
                                                   ------------------------- ------------------------- --------------------------
                                                                    Gross                     Gross                      Gross
                                                       Fair       Unrealized                Unrealized     Fair        Unrealized
                                                       Value       Losses      Fair Value    Losses        Value        Losses
                                                   ------------- ----------- ------------- ----------- -------------- -----------
                                                                                   (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies                $          -  $        -  $          -  $        -  $           -  $        -
Obligations of U.S. states and their political
 subdivisions
Corporate securities                                      31,041         670           998         177         32,039         847
Asset-backed securities                                   33,246         285         7,384       1,780         40,630       2,065
Commercial mortgage-backed securities                          -           -         1,051           2          1,051           2
Residential mortgage-backed securities                     4,367         158             -           -          4,367         158
                                                   ------------- ----------- ------------- ----------- -------------- -----------
 Total                                              $     68,654  $    1,113  $      9,433  $    1,959  $      78,087  $    3,072
                                                   ============= =========== ============= =========== ============== ===========
Equity securities, available-for-sale               $        316  $      102  $          -  $        -  $         316  $      102
                                                   ============= =========== ============= =========== ============== ===========

The gross unrealized losses, related to fixed maturities at December 31, 2012 and 2011, are composed of $0.2 million and $1.0 million, respectively, related to high or highest quality securities based on National Association of Insurance Commissioners, or "NAIC", or equivalent rating and $0.3 million and $2.0 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2012, none the gross unrealized losses represented declines in value of greater than 20%, as compared to $1.6 million at December 31, 2011, that represented declines in value of greater than 20%, $0.1 million of which had been in that position for less than six months. At December 31, 2012, the $0.2 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities and corporate securities. At December 31, 2011, the $2.0 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2012 or 2011. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2012, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

At December 31, 2012, none of the gross unrealized losses related to equity securities, represented declines in value of greater than 20%, all of which have been in that position for less than nine months. At December 31, 2011, $0.1 million of the gross unrealized losses represented declines of greater than 20%, all of which have been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2012 or 2011.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Statements of Financial Position included the following:

                                                       2012        2011
                                                    ----------- -----------
                                                        (in thousands)
     Fixed maturity securities, available-for-sale  $     2,075 $    19,670
                                                    ----------- -----------
     Total securities pledged                       $     2,075 $    19,670
                                                    =========== ===========

As of December 31, 2012, the carrying amount of the associated liabilities supported by the pledged collateral was $2.1 million. Of this amount, $0.0 million was "Securities sold under agreements to repurchase" and $2.1 million was "Cash collateral for loaned securities. As of December 31, 2011, the carrying amount of the associated liabilities supported by the pledged collateral was $20.2 million. Of this amount, $3.2 million was "Securities sold under agreements to repurchase" and $17.0 million was "Cash collateral for loaned securities."

Fixed maturities of $3.9 million and $0.5 million at December 31, 2012 and 2011, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs for the years ended December 31, are as follows:

                                                                               2012          2011         2010
                                                                          -------------- ------------ ------------
                                                                                       (in thousands)
Balance, beginning of year                                                $      262,895 $    271,179 $    218,756
Capitalization of commissions, sales and issue expenses                           90,829       90,072       70,516
Amortization- Impact of assumption and experience unlocking and true-ups           1,044        (983)       13,484
Amortization- All other                                                          (8,189)     (89,063)     (22,147)
Change in unrealized investment gains and losses                                   4,870      (8,310)      (9,430)
Ceded DAC upon Coinsurance Treaty with PAR U (See Note 13)                      (23,616)            -            -
                                                                          -------------- ------------ ------------
Balance, end of year                                                      $      327,832 $    262,895 $    271,179
                                                                          ============== ============ ============

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with PARCC, PAR TERM and PAR U, as well as reductions for the initial balance transferred to PAR U at inception of the coinsurance agreement (see Note 13).

Ceded capitalization was $33 million, $19 million and $29 million in 2012, 2011 and 2010, respectively. Ceded amortization amounted to $11 million, $7 million and $9 million in 2012, 2011 and 2010, respectively. The ceded portion of the impact of changes in unrealized gains (losses) increased the deferred acquisition cost asset $24 million in 2012.

5.  POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 are as follows:

                                                  2012         2011
                                              ------------ ------------
                                                   (in thousands)
         Life insurance                       $    694,076 $    602,884
         Individual annuities                        7,057        6,744
         Policy claims and other liabilities       124,736       82,339
                                              ------------ ------------
         Total future policy benefits         $    825,869 $    691,967
                                              ============ ============

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for life insurance are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 7.50%.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present value range from 1.65% to 7.25%, with 0% of the reserves based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company's experience. Other contract liabilities also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts which are discussed more fully in Note 7. The interest rates used in the determination of the present values range from 0.53% to 6.20%.

Policyholders' Account Balances

Policyholders' account balances at December 31 are as follows:

                                            2012           2011
                                       -------------- --------------
                                              (in thousands)
Interest-sensitive life contracts      $      876,585 $      794,528
Individual annuities                          196,432        207,149
Guaranteed interest accounts                   36,109         38,125
Other                                         112,806         93,278
                                       -------------- --------------
Total policyholders' account balances  $    1,221,932 $    1,133,080
                                       ============== ==============

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders' account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates for interest-sensitive contracts range from 3.00% to 4.95%. Interest crediting rates for individual annuities range from 1.00% to 4.93%. Interest crediting rates for guaranteed interest accounts range from 1.00% to 5.25%. Interest crediting rates range from 0.50% to 3.50% for other.

6.  REINSURANCE

The Company participates in reinsurance with its affiliates PARCC, Pruco Re, PAR U, and PAR TERM, and its parent companies, Pruco Life and Prudential Insurance, in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

The Company has entered into various reinsurance agreements with an affiliate, Pruco Re, to reinsure its living benefit features sold on certain of its annuities as part of its risk management and capital management strategies. For additional details on these agreements, see Note 13.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements are described further in Note 13.

Effective April 1, 2008, the Company entered into an agreement to reinsure certain variable Corporate Owned Life Insurance "COLI" policies with Pruco Life.

Reinsurance amounts included in the Company's Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                                      2012         2011         2010
                                                                  ------------ ------------ ------------
Premiums                                                          $    174,418 $    167,113 $    164,009
Reinsurance ceded                                                    (160,285)    (151,808)    (149,276)
                                                                  ------------ ------------ ------------
  Premiums                                                        $     14,133 $     15,305 $     14,733
                                                                  ============ ============ ============
Direct policy charges and fees                                    $    206,296 $    161,829 $    120,146
Reinsurance ceded                                                     (59,836)     (48,357)     (66,535)
                                                                  ------------ ------------ ------------
  Policy charges and fees                                         $    146,460 $    113,472 $     53,611
                                                                  ============ ============ ============
Policyholders' benefits ceded                                     $    105,170 $    100,442 $     95,634
                                                                  ============ ============ ============
Realized capital gains (losses) net, associated with derivatives  $    (1,620) $   (26,567) $      (407)
                                                                  ============ ============ ============

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Realized investment gains and losses include the reinsurance of certain of the Company's embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through "Realized investment gains (losses)." The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options to Pruco Re. The reinsurance agreements contain derivatives and have been accounted for in the same manner as an embedded derivative. See Note 11 for additional information related to the accounting for embedded derivatives.

Reinsurance premiums ceded for interest-sensitive products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables included in the Company's Statements of Financial Position at December 31, were as follows:

                                                    2012         2011
                                                ------------ ------------
                                                     (in thousands)
      Domestic life insurance-affiliated        $    783,374 $    467,687
      Domestic individual annuities-affiliated        85,203       53,696
      Domestic life insurance-unaffiliated             1,545        1,379
                                                ------------ ------------
                                                $    870,122 $    522,762
                                                ============ ============

Substantially all reinsurance contracts are with affiliates as of December 31, 2012 and 2011. These contracts are described further in Note 13.

The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

                                                2012          2011          2010
                                           -------------- ------------- -------------
                                                         (in thousands)
Gross life insurance face amount in force  $  101,793,986 $  97,879,303 $  96,896,483
Reinsurance ceded                            (92,025,256)  (88,113,164)  (86,500,898)
                                           -------------- ------------- -------------
Net life insurance face amount in force    $    9,768,730 $   9,766,139 $  10,395,585
                                           ============== ============= =============

7.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (2) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or
(3) the highest contract value on a specified date minus any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits."

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within "Future policy benefits." As of December 31, 2012 and 2011, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                           December 31, 2012                  December 31, 2011
                                  ----------------------------------- ----------------------------------
                                  In the Event of  At Annuitization / In the Event of At Annuitization /
                                       Death        Accumulation (1)       Death       Accumulation (1)
                                  ---------------- ------------------ --------------- ------------------
                                                              (in thousands)
Variable Annuity Contracts
Return of Net Deposits
Account value                     $      4,511,432   $          N/A   $    2,989,255    $          N/A
Net amount at risk                $         10,272   $          N/A   $       72,823    $          N/A
Average attained age of
 contractholders                                60              N/A               74               N/A
Minimum return or contract value
Account value                     $      1,653,925   $    5,523,025   $    1,290,856    $    3,691,282
Net amount at risk                $         25,195   $      171,890   $       91,715    $      249,224
Average attained age of
 contractholders                                64               60               72                59
Average period remaining until
 earliest expected annuitization               N/A       0.15 years              N/A        0.63 years

(1)Includes income and withdrawal benefits as described herein

                                                                     December 31, 2012 December 31, 2011
                                                                     ----------------- -----------------
                                                                            In the Event of Death
                                                                     -----------------------------------
                                                                               (in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees
Separate account value                                                $      643,930    $      576,747
General account value                                                 $      298,222    $      217,849
Net amount at risk                                                    $    6,992,592    $    6,137,072
Average attained age of contractholders                                     51 years          50 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                December 31, 2012 December 31, 2011
                                ----------------- -----------------
                                          (in thousands)
            Equity funds         $    3,590,658    $    1,913,597
            Bond funds                2,094,693         1,972,145
            Money market funds          296,038           197,699
                                 --------------    --------------
              Total              $    5,981,389    $    4,083,441
                                 ==============    ==============

In addition to the above mentioned amounts invested in separate account investment options, $184.0 million and $196.7 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature were invested in general account investment options in 2012 and 2011, respectively. In 2012, 2011 and 2010 there were no gains or losses on transfers of assets from the general account to a separate account.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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Liabilities for Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum income and withdrawal benefits ("GMIWB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum accumulation benefits ("GMAB") features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company's own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in "Realized investment gains (losses), net." See
Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in "Future policy benefits."

                                                                                         GMWB/GMIWB/G
                                                   GMDB                        GMIB          MAB           Total
                                    -----------------------------------   --------------------------- ---------------
                                                       Variable Life,
                                                     Variable Universal
                                                      Life & Universal
                                    Variable Annuity        Life               Variable Annuity
                                    ---------------- ------------------   ---------------------------

                                                                     (in thousands)
Balance as of December 31, 2009               $1,484            $17,243   $        1,313    $ (2,412) $        17,628
  Incurred guarantee benefits (1)                217              1,143             (77)     (38,904)        (37,621)
  Paid guarantee benefits                      (861)                  -                -            -           (861)
                                    ---------------- ------------------   -------------- ------------ ---------------

Balance as of December 31, 2010               $  840            $18,386   $        1,236    $(41,316) $      (20,854)
  Incurred guarantee benefits (1)              1,248              6,053              318      118,312         125,931
  Paid guarantee benefits                      (683)                  -                -            -           (683)
                                    ---------------- ------------------   -------------- ------------ ---------------

Balance as of December 31, 2011               $1,405            $24,439   $        1,554    $  76,996 $       104,394
  Incurred guarantee benefits (1)              1,566              8,864              736       39,676          50,842
  Paid guarantee benefits                      (360)              (224)                -            -           (584)
                                    ---------------- ------------------   -------------- ------------ ---------------

Balance as of December 31, 2012               $2,611            $33,079   $        2,290    $ 116,672 $       154,652
                                    ================ ==================   ============== ============ ===============

(1)Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be embedded derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The GMIB liability associated with fixed annuities is determined each period by estimating the present value of projected income benefits in excess of the account balance. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option ("GRO") features, which includes an asset transfer feature that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder accesses the guaranteed remaining balance through defined annual payments. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option (which was available under only one of the GMIWBs the Company no longer offers) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company's GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company's exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

As part of its risk management strategy, the Company limits its exposure to these risks through a combination of product design elements, such as an asset transfer feature and affiliated reinsurance agreements. The asset transfer feature, included in the design of certain optional living benefits, transfers assets between certain variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate accounts. The transfers are based on the static mathematical formula, used with the particular optional benefit, which considers a number of factors, including, but not limited to, the impact of investment performance of the contractholder total account value. In general, but not always, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate accounts, and positive investment performance may result in transfers back to contractholder-selected variable investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum issuance age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into those that include the asset transfer feature including certain GMIWB riders and certain GMAB riders that feature the GRO policyholder benefits; and those that do not include the asset transfer feature, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the asset transfer feature also include GMDB riders, and as such the GMDB risk in these riders also benefits from the asset transfer feature.

Sales Inducements

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Deferred Sales Inducements" in the Company's Statements of Financial Position. The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as "Interest credited to policyholders' account balances," are as follows:

                                                                2012                  2011                  2010
                                                        -----------------------------------------------------------------

                                                                                 (in thousands)

Balance, beginning of year                              $              48,101 $              51,106 $              30,265
Capitalization                                                         19,219                22,596                21,594
Amortization- Impact of assumption and experience
 unlocking and true-ups                                                 4,488               (2,290)                   874
Amortization- All other                                                 (956)              (23,105)               (1,579)
Change in unrealized investment gains (losses)                          (124)                 (206)                  (48)
                                                        --------------------- --------------------- ---------------------
Balance, end of year                                    $              70,728 $              48,101 $              51,106
                                                        ===================== ===================== =====================

8. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $66 million, $13 million, and $52 million for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory surplus of the Company amounted to $465 million and $260 million at December 31, 2012 and 2011, respectively.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is $59 million capacity to pay a dividend in 2013 without prior approval. The Company did not pay any dividends in 2012.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


9. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                                                   2012              2011             2010
                                                             ----------------- ---------------- -----------------

                                                                                (in thousands)
Current tax expense (benefit):
  U.S.                                                        $         64,255  $         (715)  $         23,841
                                                             ----------------- ---------------- -----------------
  Total                                                                 64,255            (715)            23,841
                                                             ----------------- ---------------- -----------------

Deferred tax expense (benefit):
  U.S.                                                                (25,049)         (47,893)            15,967
                                                             ----------------- ---------------- -----------------
  Total                                                               (25,049)         (47,893)            15,967
                                                             ----------------- ---------------- -----------------

Total income tax expense on continuing operations                       39,206         (48,608)            39,808
Income tax expense (benefit) reported in equity related to:
  Other comprehensive income (loss)                                        177            9,689             9,279
  Additional paid-in capital                                             1,680              100                 -
                                                             ----------------- ---------------- -----------------
Total income tax expense (benefit) on continuing operations   $         41,063  $      (38,819)  $         49,087
                                                             ================= ================ =================

The Company's income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of $143.3 million, ($108.4) million and $130.8 million, and no income from foreign operations for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company's actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                                              2012             2011             2010
                                                                         -------------------------------------------------

                                                                                          (in thousands)

Expected federal income tax expense (benefit)                            $        50,144 $        (37,938)          45,784
Non-taxable investment income                                                    (9,794)           (7,885)         (4,449)
Tax credits                                                                      (1,249)           (1,368)           (362)
Other                                                                                105           (1,417)         (1,165)
                                                                         --------------- ----------------- ---------------
Total income tax expense (benefit) on income from continuing operations  $        39,206 $        (48,608) $        39,808
                                                                         =============== ================= ===============

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                               2012                2011
                                        --------------------------------------
                                                    (in thousands)
 Deferred tax assets
   Insurance reserves                    $          113,710  $          47,597
   Investments                                            -              4,696
   Other                                                766                929
                                        ------------------- ------------------
   Deferred tax assets                   $          114,476  $          53,222
                                        =================== ==================

 Deferred tax liabilities
   Deferred policy acquisition costs     $           72,040  $          46,444
   Net unrealized gains on securities                31,957             31,085
   Deferred annuity bonus                            24,755             16,835
   Investments                                        3,676                  -
                                        ------------------- ------------------
   Deferred tax liabilities              $          132,428  $          94,364
                                        ------------------- ------------------
 Net deferred tax asset (liability)      $         (17,952)  $        (41,142)
                                        =================== ==================

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2012, and 2011.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of deferred tax asset that is realizable.

The Company's unrecognized tax benefits for the years ended December 31 are as follows:

                                                                                             2012        2011         2010
                                                                                          ---------- ------------ ------------
                                                                                                     (in thousands)

Balance at January 1,                                                                     $      113 $      1,619 $      2,796
(Decreases) in unrecognized tax benefits                                                           -      (1,506)      (1,177)
Settlement with taxing authorities                                                             (113)            -            -
                                                                                          ------------------------------------
Balance at December 31,                                                                   $        - $        113 $      1,619
                                                                                          ====================================

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate           -            -        1,489
                                                                                          ====================================

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the financial statements for tax-related interest and penalties for the years ended
December 31, are as follows:

                                                                                              2012         2011        2010
                                                                                          -------------------------------------

                                                                                                     (in thousands)

Interest and penalties recognized in the statements of operations                         $          - $          - $   (1,100)
Interest and penalties recognized in liabilities in the statements of financial position  $          - $          - $        -

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Federal statute of limitations for the 2004 through 2006 tax years will expire in November 2013, unless extended. The Federal statute of limitations for the 2007 through 2008 tax years will expire in December 2013, unless extended. Tax years 2009 through 2011 are still open for IRS examination.

During 2004 through 2006, the Company's parent, Prudential Financial, Inc., entered into two transactions that involved, among other things, the payment of foreign income taxes that were credited against the Company's U.S. tax liability. On May 23, 2011, the IRS issued notices of proposed adjustments disallowing the foreign tax credits claimed and related transaction expenses. The total amount of the proposed adjustments for the transactions was approximately $200 million of tax and penalties. During the fourth quarter of 2011, the Company reached agreement with the IRS on the resolution of the proposed foreign tax credits disallowance. The impact to the 2011 results attributable to the settlement was an increase to tax expense of approximately $93 million. The settlement of the foreign tax credit transactions for 2004 through 2006 marked the conclusion of the IRS audits for those years. As a result, all unrecognized tax positions plus interest relating to tax years prior to 2007 were recognized in 2011. As such, 2011 benefited from a reduction to the liability for unrecognized tax benefits of $70 million, including the impact from the foreign tax credit disallowance.

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The dividends received deduction ("DRD") reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company's effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2011, current year results, and was adjusted to take into account the current year's equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company's taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive ("IDD") confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. For the last several years, the revenue proposals included in the Obama Administration's budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company's consolidated net income. These activities had no impact on the Company's 2010, 2011 or 2012 results.

For tax years 2007 through 2012, the Company is participating in the IRS's Compliance Assurance Program ("CAP"). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management's expectation this program will shorten the time period between the filing of the Company's federal income tax returns and the IRS's completion of its examination of the returns.

10. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement - Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company's Level 1 assets and liabilities primarily include certain cash equivalents, short term investments and equity securities that trade on an active exchange market.

Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company's Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company's Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

                                                                              As of December 31, 2012
                                                   ------------------------------------------------------------------------------

                                                      Level 1        Level 2         Level 3       Netting (2)        Total
                                                   ------------- ---------------- -------------- --------------- ----------------

                                                                                   (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies               $           - $         31,308 $            - $               $         31,308
Obligations of U.S. states and their political
 subdivisions                                                  -            2,949              -                            2,949
Foreign government bonds                                       -           13,150              -                           13,150
Corporate securities                                           -          804,953          6,073                          811,026
Asset-backed securities                                        -           45,126         18,301                           63,427
Commercial mortgage-backed securities                          -           78,223              -                           78,223
Residential mortgage-backed securities                         -           65,988              -                           65,988
                                                   ------------- ---------------- -------------- --------------- ----------------
Sub-total                                                      -        1,041,697         24,374                        1,066,071
Trading account assets:
Equity securities                                              -                -          1,390                            1,390
                                                   ------------- ---------------- -------------- --------------- ----------------
 Sub-total                                                     -                -          1,390                            1,390
Equity securities, available for sale:                       250               64          1,067                            1,381
Short-term investments                                     2,226                -              -                            2,226
Cash equivalents                                               -           49,774              -                           49,774
Other long-term investments                                    -           24,328              -        (12,090)           12,238
Reinsurance recoverables                                       -                -         85,166                           85,166
Other assets                                                   -            7,940            998                            8,938
                                                   ------------- ---------------- -------------- --------------- ----------------
Sub-total excluding separate account assets                2,476        1,123,803        112,995        (12,090)        1,227,184
Separate account assets (1)                               21,876        8,345,703          6,201                        8,373,780
                                                   ------------- ---------------- -------------- --------------- ----------------
 Total assets                                      $      24,352 $      9,469,506 $      119,196 $      (12,090) $      9,600,964
                                                   ============= ================ ============== =============== ================
Future policy benefits                                         -                -        116,673               -          116,673
Other liabilities                                              -           12,090              -        (12,090)                -
                                                   ------------- ---------------- -------------- --------------- ----------------
Total liabilities                                  $           - $         12,090 $      116,673 $      (12,090) $        116,673
                                                   ============= ================ ============== =============== ================

                                                                               As of December 31, 2011 (3)
                                                        -------------------------------------------------------------------------
                                                           Level 1       Level 2       Level 3     Netting (2)        Total
                                                        ------------- ------------- ------------- -------------- ----------------
                                                                                     (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies                    $           - $      35,938 $           - $              $         35,938
Obligations of U.S. states and their political
 subdivisions                                                       -         2,826             -                           2,826
Foreign government bonds                                            -        23,031             -                          23,031
Corporate securities                                                -       894,266         1,755                         896,021
Asset-backed securities                                             -        53,005        18,627                          71,632
Commercial mortgage-backed securities                               -        96,006             -                          96,006
Residential mortgage-backed securities                              -        94,450             -                          94,450
                                                        ------------- ------------- ------------- -------------- ----------------
 Sub-total                                                          -     1,199,522        20,382                       1,219,904
Trading account assets:
Equity securities                                                   -             -         1,569                           1,569
                                                        ------------- ------------- ------------- -------------- ----------------
 Sub-total                                                          -             -         1,569                           1,569
Equity securities, available for sale:                            276             -         1,144                           1,420
Short-term investments                                          1,069             -             -                           1,069
Cash equivalents                                               10,000        14,381             -                          24,381
Other long-term investments                                         -         8,764            18        (2,094)            6,688
Reinsurance recoverables                                            -             -        53,677                          53,677
Other assets                                                        -         8,647             -                           8,647
                                                        ------------- ------------- ------------- -------------- ----------------
 Sub-total excluding separate account assets                   11,345     1,231,314        76,790        (2,094)        1,317,355
Separate account assets (1)                                   141,133     6,110,880         5,995                       6,258,008
                                                        ------------- ------------- ------------- -------------- ----------------
 Total assets                                           $     152,478 $   7,342,194 $      82,785 $      (2,094) $      7,575,363
                                                        ============= ============= ============= ============== ================
Future policy benefits                                              -             -        76,996              -           76,996
Other liabilities                                                   -         2,094             -        (2,094)                -
                                                        ------------- ------------- ------------- -------------- ----------------
 Total liabilities                                      $           - $       2,094 $      76,996 $      (2,094) $         76,996
                                                        ============= ============= ============= ============== ================

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statement of Financial Position.
(2) "Netting" amounts represent the impact of offsetting asset and liability positions held within the same counterparty.
(3) Includes reclassifications to conform to current period presentation.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities - The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information with an internally-developed valuation. As of December 31, 2012 and December 31, 2011, over-rides on a net basis were not material. Pricing service over-rides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. If the fair value is determined using pricing inputs that are observable in the market, the securities have been reflected within Level 2; otherwise a Level 3 classification is used.

Private fixed maturities also include debt investments in funds that, pay a stated coupon and, a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds' net asset value ("NAV"). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets - Trading account assets are comprised of perpetual preferred stock whose fair values are determined consistent with similar instruments described below under "Equity Securities."

Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation--models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk, liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The majority of the Company's derivative positions are traded in the over-the-counter ("OTC") derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company's policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate, cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models' key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk, volatility and other factors.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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To reflect the market's perception of its own and the counterparty's non-performance risk, the Company incorporates additional spreads over London Interbank Offered Rate ("LIBOR") into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models (such as Monte Carlo simulation models and other techniques) with some significant unobservable market inputs or inputs (e.g. interest rates, equity indices, dividend yields, etc.) from less actively traded markets(e.g., model-specific input values, including volatility parameters, etc.). Level 3 methodologies are validated through periodic comparison of the Company's fair values to broker-dealer values. As of December 31, 2012 and December 31, 2011, there were derivatives with the fair value of $0 and $0.018 million, respectively, classified within Level 3, and all other derivatives were classified within Level 2. See Note 11 for more details on the fair value of derivative instruments by primary underlying.

Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and, these investments have primarily been classified within Level 2.

Separate Account Assets - Separate Account Assets include fixed maturity securities, treasuries, equity securities and real estate investments for which values are determined consistent with similar instruments described above under "Fixed Maturity Securities," "Equity Securities" and "Other Long-Term Investments."

Other Assets - Other assets carried at fair value include affiliated bonds within our legal entity whose fair value are determined consistent with similar securities described above under "Fixed Maturity Securities" managed by affiliated asset managers.

Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of our living benefit guarantees on certain of our variable annuities. These reinsurance recoverables are valued in the same manner as the living benefit guarantees as described below in "Future Policy Benefits".

Future Policy Benefits - The liability for future policy benefits primarily includes general account liabilities for the optional living benefit features of the Company's variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate and implied volatility assumptions, the Company's market-perceived risk of its own non-performance ("NPR"), as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders' account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets, and implied volatility. In the risk neutral valuation, interest rates are used to both grow the policyholders' account values and discount all projected future cash flows. The Company's discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread over LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon historical experience giving consideration to any observable market data, including available industry studies or market transactions such as acquisitions and reinsurance transactions. These assumptions are generally updated in the third quarter of each year unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Transfers between Levels 1 and 2 - There were no transfers between Levels 1 and 2 for the years ended December 31, 2012, 2011 and 2010.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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Level 3 Assets and Liabilities by Price Source - The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

                                                         As of December 31, 2012
                                                ------------------------------------------
                                                Internal (1)    External (2)     Total
                                                ------------- -------------- -------------
                                                              (in thousands)
Corporate securities                                    5,157         916            6,073
Asset-backed securities                                    56      18,245           18,301
Equity securities                                       1,067       1,390            2,457
Reinsurance Recoverables                               85,166           -           85,166
Commercial mortgage-backed securities                       -         998              998
                                                -------------   ---------    -------------
  Sub-total excluding separate account assets          91,446      21,549          112,995
Separate account assets                                 6,201           -            6,201
                                                -------------   ---------    -------------
  Total assets                                  $      97,647   $  21,549    $     119,196
                                                =============   =========    =============
Future policy benefits                          $     116,673   $       -    $     116,673
                                                -------------   ---------    -------------
  Total liabilities                             $     116,673   $       -    $     116,673
                                                =============   =========    =============

(1)Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information or quotes. See below for additional information related to internally-developed valuation for significant items in the above table.
(2)Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

Quantitative Information Regarding Internally Priced Level 3 Assets and Liabilities - The table below presents quantitative information on significant internally-priced Level 3 assets and liabilities for which the investment risks associated with market value changes are borne by the Company.

                                                                                 As of December 31, 2012
                                         -------------------------------------------------------------------------------------

                                                                                                          Range (Weighted
                                         Fair Value    Valuation Techniques     Unobservable Inputs          Average)
                                         ----------- ----------------------  ------------------------ ------------------------
                                                                                     (in thousands)
Assets:
Corporate securities                     $     5,157 Discounted cash flow    Discount rate            $11.50% - 17.50%(13.39%)
-------------------------------------------------------------------------------------------------------------------------------
Reinsurance recoverables                 $    85,166 Fair values are determined in the same manner as future policy benefits
------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Future policy benefits                   $   116,673 Discounted cash flow    Lapse rate (2)                           0% - 14%
                                                                             NPR spread (3)                      0.20% - 1.60%
                                                                             Utilization rate (4)                    70% - 94%
                                                                             Withdrawal rate (5)                    85% - 100%
                                                                             Mortality rate (6)                       0% - 13%
                                                                             Equity Volatility curve                 19% - 34%
-------------------------------------------------------------------------------------------------------------------------------

                                         ------------------
                                         Impact of Increase
                                         in Input on Fair
                                             Value (1)
                                         ------------------

Assets:
Corporate securities                         Decrease
------------------------------------------------------------
Reinsurance recoverables
-------------------------------------------------------------
Liabilities:
Future policy benefits                       Decrease
                                             Decrease
                                             Increase
                                             Increase
                                             Decrease
                                             Increase
------------------------------------------------------------

(1)Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.
(2)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed amount and the current policyholder account value as well as other factors, such as the applicability of any surrender charges. A dynamic lapse adjustment reduces the base lapse rate when the guaranteed amount is greater than the account value, as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.
(3)To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of individual living benefit contracts in a liability position and generally not to those in a contra-liability position. In determining the NPR spread, the Company believes it appropriate to reflect the financial strength ratings of the Company as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined taking into consideration publicly available information relating to the financial strength of the Company adjusted for any illiquidity risk premium.
(4)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilizing the benefit. These assumptions vary based on the product type, the age of the contractholder and the age of the contracts. The impact of changes in these assumptions is highly dependent on the contract type and age of the contractholder at the time of the sale and the timing of the first lifetime income withdrawal.
(5)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.
(6)Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific morality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Separate Account Assets - In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company's Statement of Financial Position. As a result, changes in value

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------

associated with these investments do not impact the Company's Statement of Operations. In addition, fees earned by the Company related to the management of most separate account assets classified as Level 3 do not change due to changes in the fair value of these investments. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Other Invested Assets - Separate account assets include $6.2 million of investments in real estate fund as of December 31, 2012 that are classified as Level 3 and reported at fair value which is determined by the Company's equity in net assets of the entities. Fair value estimates of real estate are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments are typically included in the Level 3 Classification. Key unobservable inputs to real estate valuation include capitalization rates, which range from 5.5% to 9.5% (7.3% weighted average) and discount rates, which range from 7.0% to 11.5% (8.3% weighted average).

Valuation Process for Fair Value Measurements Categorized within Level 3 - The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company's investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation unit oversees the valuation of optional living benefit features of the Company's variable annuity contracts. The valuation unit works with segregated modeling and database administration teams to validate the appropriateness of input data and logic, data flow and implementation.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company's variable annuity products, the valuation unit periodically performs baseline testing of contract input data and actuarial assumptions are reviewed at least annually, and updated based upon historical experience giving consideration to any observable market data, including available industry studies. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Changes in Level 3 assets and liabilities - The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

                                                                                          Year Ended December 31, 2012
                                                                      ------------------------------------------------------
                                                                       Fixed Maturities Available For Sale
                                                                      -------------------------------------
                                                                                                  Commercial     Trading
                                                                                                  mortgage-  Account Assets-
                                                                        Corporate    Asset-Backed   backed       Equity
                                                                        Securities    Securities  securities   Securities
                                                                      -------------  ------------ ---------- ---------------
                                                                                                 (in thousands)
Fair Value, beginning of period assets/(liabilities)                  $       1,755   $  18,627   $       -    $     1,569
  Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                                    (468)         76           -              -
    Asset management fees and other income                                        -           -           -           (179)
    Included in other comprehensive income (loss)                               116         355        (128)             -
  Net investment income                                                           8         337           1              -
  Purchases                                                                   4,704       5,302           -              -
  Sales                                                                         (30)          -           -              -
  Issuances                                                                       -           -           -              -
  Settlements                                                                (1,814)     (6,142)     (2,496)             -
  Transfers into Level 3 (2)                                                  4,826         200       2,623              -
  Transfers out of Level 3 (2)                                               (3,024)       (454)          -              -
                                                                      -------------   ---------   ---------    -----------
Fair Value, end of period assets/(liabilities)                        $       6,073   $  18,301   $       -    $     1,390
                                                                      =============   =========   =========    ===========
Unrealized gains (losses) for the period relating to those
  Level 3 assets that were still held at the end of the period (3):
   Included in earnings:
    Realized investment gains (losses), net                           $           -   $       -   $       -    $         -
    Asset management fees and other income                            $           -   $       -   $       -    $      (179)
    Interest credited to policyholders' account balances              $           -   $       -   $       -    $         -

                                                                      -------------


                                                                         Equity
                                                                       Securities,
                                                                      Available for
                                                                          Sale
                                                                      -------------

Fair Value, beginning of period assets/(liabilities)                   $     1,144
  Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                                   (122)
    Asset management fees and other income                                       -
    Included in other comprehensive income (loss)                               45
  Net investment income                                                          -
  Purchases                                                                      -
  Sales                                                                          -
  Issuances                                                                      -
  Settlements                                                                    -
  Transfers into Level 3 (2)                                                     -
  Transfers out of Level 3 (2)                                                   -
                                                                       -----------
Fair Value, end of period assets/(liabilities)                         $     1,067
                                                                       ===========
Unrealized gains (losses) for the period relating to those
  Level 3 assets that were still held at the end of the period (3):
   Included in earnings:
    Realized investment gains (losses), net                            $         -
    Asset management fees and other income                             $         -
    Interest credited to policyholders' account balances               $         -

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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                                                                         Year Ended December 31, 2012
                                                ------------------------------------------------------------------------------
                                                  Other Long-
                                                     Term       Reinsurance                        Separate      Future Policy
                                                  Investments   Recoverables   Other Assets   Account Assets (1)   Benefits
                                                --------------  ------------- --------------  ------------------ -------------
                                                                                (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                           $           18  $      53,677 $            -     $      5,995    $    (76,996)
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                (18)         1,491              -                -           (1,562)
    Asset management fees and other income                   -              -              -                -                -
    Interest credited to policyholders'
     account balances                                        -              -              -              206                -
   Included in other comprehensive income
    (loss)                                                   -              -             (2)               -                -
 Net investment income                                       -              -              -                -                -
 Purchases                                                   -         29,997          1,000                -                -
 Sales                                                       -              -              -                -                -
 Issuances                                                   -              -              -                -          (38,115)
 Settlements                                                 -              -              -                -                -
 Transfers into Level 3 (2)                                  -              -              -                -                -
 Transfers out of Level 3 (2)                                -              -              -                -                -
                                                --------------  ------------- --------------     ------------    -------------
Fair Value, end of period
 assets/(liabilities)                           $            -  $      85,165 $          998     $      6,201    $   (116,673)
                                                ==============  ============= ==============     ============    =============
Unrealized gains (losses) for the period
 relating to those Level 3 assets that were
 still held at the end of the period (3):
   Included in earnings:
    Realized investment gains (losses), net     $            -  $       2,126 $            -     $          -    $      (2,670)
    Asset management fees and other income      $            -  $           - $            -     $          -    $           -
    Interest credited to policyholders'
     account balances                           $            -  $           - $            -     $        206    $           -

                                                                     Year Ended December 31, 2011
                                                -----------------------------------------------------------------------
                                                    Fixed Maturities Available For Sale
                                                ------------------------------------------
                                                                               Commercial      Equity
                                                                               Mortgage-     Securities,   Other Long-
                                                 Corporate     Asset-Backed      Backed     Available for     Term
                                                 Securities     Securities     Securities       Sale       Investments
                                                ------------  -------------  -------------  ------------- -------------
                                                                            (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                           $      3,636  $      16,619  $           -  $        255  $           -
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                2              -              -          (516)            18
    Asset management fees and other income                 -              -              -             -              -
   Included in other comprehensive income
    (loss)                                               (96)          (121)             -           398              -
 Net investment income                                    59            256              -             -              -
 Purchases                                             1,300         11,089          5,019         1,000              -
 Sales                                                   (99)             -              -             -              -
 Issuances                                                73              -              -             -              -
 Settlements                                            (148)        (5,251)             -             -              -
 Transfers into Level 3 (2)                              900              -              -         1,536              -
 Transfers out of Level 3 (2)                         (3,872)        (3,965)        (5,019)            -              -
 Other (4)                                                 -              -              -        (1,529)             -
                                                ------------  -------------  -------------  ------------  -------------
Fair Value, end of period
 assets/(liabilities)                           $      1,755  $      18,627  $           -  $      1,144  $          18
                                                ============  =============  =============  ============  =============
Unrealized gains (losses) for the period
 relating to those Level 3 assets that were
 still held at the end of the period (3):
   Included in earnings:
    Realized investment gains (losses), net     $          -  $           -  $           -  $       (454) $           -
    Asset management fees and other income      $          -  $           -  $           -  $          -  $           -
    Interest credited to policyholders'
     account balances                           $          -  $           -  $           -  $          -  $           -

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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                                                                          Year Ended December 31, 2011
                                                     ----------------------------------------------------------------------
                                                                                                             Other Trading
                                                                                   Separate                 Account Assets-
                                                      Reinsurance                  Account   Future Policy      Equity
                                                      Recoverables  Other Assets  Assets (1)   Benefits       Securities
                                                     -------------  ------------  ---------- -------------  ---------------
                                                                                 (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                                $      11,108  $      5,888     5,393   $      41,316   $          -
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                (25,919)            -         -         (94,684)             -
    Asset management fees and other income                                     -         -               -             40
    Interest credited to policyholders' account
     balances                                                    -                     602               -              -
    Included in other comprehensive income (loss)                -           (13)        -               -              -
   Net investment income                                         -             -         -               -              -
   Purchases                                                68,488           104         -         (23,628)             -
   Sales                                                         -             -         -               -              -
   Issuances                                                     -             -         -               -              -
   Settlements                                                   -             -         -               -              -
   Transfers into Level 3 (2)                                    -             -         -               -              -
   Transfers out of Level 3 (2)                                  -        (5,979)        -               -              -
   Other (4)                                                     -             -         -               -          1,529
                                                     -------------  ------------    ------   -------------   ------------
Fair Value, end of period assets/(liabilities)       $      53,677  $          -    $5,995         (76,996)         1,569
                                                     =============  ============    ======   =============   ============
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still held at the end
   of the period (3):
   Included in earnings:
    Realized investment gains (losses), net          $      18,797  $          -    $    -   $     (94,098)  $          -
    Asset management fees and other income           $           -  $          -    $    -   $           -   $          -
    Interest credited to policyholders' account
     balances                                        $           -  $          -    $  602   $           -   $          -

                                                                    Year Ended December 31, 2010
                                                     --------------------------------------------------------------
                                                     Fixed Maturities Available For Sale
                                                     ----------------------------------
                                                                                            Equity
                                                                                          Securities,    Separate
                                                       Corporate         Asset-Backed    Available for   Account
                                                       Securities         Securities         Sale       Assets (1)
                                                      --------------   ---------------   ------------- ------------
                                                                           (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                                $        2,398    $        25,259    $      576   $      5,104
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                       8               (139)            -              -
    Asset management fees and other income                        -                  -             -              -
    Interest credited to policyholder account
     balances                                                     -                  -             -            289
   Included in other comprehensive income (loss)                514             (1,258)         (374)             -
 Net investment income                                           34                164             -              -
 Purchases, sales, issuances, and settlements                  (148)             9,049            53              -
 Transfers into Level 3 (2)                                     957                  -             -              -
 Transfers out of Level 3 (2)                                  (127)           (16,456)            -              -
                                                      --------------   ---------------    ----------   ------------
Fair Value, end of period assets/(liabilities)       $        3,636    $        16,619    $      255   $      5,393
                                                      ==============   ===============    ==========   ============
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still held at the end
   of the period (3):
   Included in earnings:
    Realized investment gains (losses), net          $           10    $           (41)   $        -   $          -
    Asset management fees and other income           $            -    $             -    $        -   $          -
    Interest credited to policyholders' account
     balances                                        $            -    $             -    $        -   $        289

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


                                                                                    Year Ended December 31, 2010
                                                                       -----------------------------------------------------
                                                                                                       Future
                                                                        Reinsurance                    Policy        Other
                                                                        Recoverables  Other Assets    Benefits    Liabilities
                                                                       -------------  ------------  ------------  -----------
                                                                                           (in thousands)
Fair Value, beginning of period assets/(liabilities)                   $      10,153  $      5,886  $      2,412  $      (67)
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                                     (443)            -        47,655          67
    Asset management fees and other income                                                       -             -           -
   Included in other comprehensive income (loss)                                   -           263             -           -
 Net investment income                                                             -             -             -           -
 Purchases, sales, issuances, and settlements                                  1,398          (261)       (8,751)          -
 Transfers into Level 3 (2)                                                        -             -             -           -
 Transfers out of Level 3 (2)                                                      -             -             -           -
                                                                       -------------  ------------  ------------  ----------
Fair Value, end of period assets/(liabilities)                         $      11,108  $      5,888        41,316           -
                                                                       =============  ============  ============  ==========
Unrealized gains (losses) for the period relating to those
 Level 3 assets that were still held at the end of the period (3):
   Included in earnings:
    Realized investment gains (losses), net                            $        (303) $          -  $      8,290  $       70
    Asset management fees and other income                             $           -  $          -  $          -  $        -
    Interest credited to policyholders' account balances               $           -  $          -  $          -  $        -

(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statement of Financial Position.
(2)Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)Other primarily represents reclasses of certain assets between reporting categories.

Transfers - Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that cannot be validated) for which information from third party pricing services (that can be validated) was previously utilized. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company is able to validate. Other significant transfers into and/or out of Level 3 are discussed below:

For the year ended December 31, 2011 the majority of the Equity Securities Available for Sale transfers into Level 3 were due to the determination that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on indicative broker quotes which could not always be verified against directly observable market information. Perpetual preferred stocks were included in Equity Securities Available for Sale and subsequently transferred to Trading Account Assets.

For the year ended December 31, 2010, the majority of the transfers out of Level 3 for Fixed Maturities Available-for-Sale- Assets-Backed Securities resulted from the Company's conclusion that the market for asset-backed securities collateralized by sub-prime mortgages had been becoming increasingly active. The pricing received from independent pricing services could be validated by the Company. The market for asset-backed securities was deemed inactive in 2009.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. However, in some cases, as described below, the carrying amount equals or approximates fair value.

                                                                              December 31, 2012
                                                             ----------------------------------------------------
                                                                                                        Carrying
                                                                            Fair Value                 Amount (1)
                                                             ----------------------------------------- ----------
                                                             Level 1   Level 2    Level 3     Total      Total
                                                             -------- ---------- ---------- ---------- ----------
                                                                                     (in thousands)
Assets:
   Commercial mortgage and other loans                       $      - $        - $  237,932 $  237,932 $  221,728
   Policy loans                                                     -          -    254,824    254,824    173,622
   Cash                                                           822          -          -        822        822
   Accrued investment income                                        -     15,782          -     15,782     15,782
   Other assets                                                     -     25,348          -     25,348     25,170
                                                             -------- ---------- ---------- ---------- ----------
    Total assets                                             $    822 $   41,130 $  492,756 $  534,708 $  437,124
                                                             ======== ========== ========== ========== ==========
Liabilities:
   Policyholders' Account Balances - Investment Contracts           -    119,368     13,900    133,268    134,119
   Cash collateral for loaned securities                            -      2,134          -      2,134      2,134
   Securities sold under agreement to repurchase                    -          -          -          -          -
   Short-term debt                                                  -     24,377          -     24,377     24,000
   Long-term debt                                                   -     86,785          -     86,785     85,000
   Other liabilities                                                -     38,262          -     38,262     38,262
                                                             -------- ---------- ---------- ---------- ----------
    Total liabilities                                        $      - $  270,926 $   13,900 $  284,826 $  283,515
                                                             ======== ========== ========== ========== ==========

                                                               December 31, 2011
                                                             ---------------------
                                                                         Carrying
                                                             Fair Value   Amount
                                                             ---------- ----------
                                                               Total      Total
                                                             ---------- ----------

Assets:
   Commercial mortgage and other loans                       $  247,865 $  230,201
   Policy loans                                                 235,706    177,162
   Cash                                                           2,342      2,342
   Accrued investment income                                     17,275     17,275
   Other assets                                                  19,763     19,486
                                                             ---------- ----------
    Total assets                                             $  522,951 $  446,466
                                                             ========== ==========
Liabilities:
   Policyholders' Account Balances - Investment Contracts       113,010    113,938
   Cash collateral for loaned securities                         17,012     17,012
   Securities sold under agreement to repurchase                  3,216      3,216
   Short-term debt                                               26,027     26,000
   Long-term debt                                                44,266     44,000
   Other liabilities                                             30,728     30,728
                                                             ---------- ----------
    Total liabilities                                        $  234,259 $  234,894
                                                             ========== ==========

(1)Carrying values presented herein differ from those in the Company's Statement of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Policy Loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Cash, Accrued Investment Income and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable. Also included in other assets is an affiliated note whose fair value is determined in the same manner as the underlying debt described below under "Short-Term and Long-Term Debt".

Policyholders' Account Balances - Investment Contracts

Only the portion of policyholders' account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company's financial strength ratings, and hence reflect the Company's own non-performance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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Cash Collateral for Loaned Securities

This represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase below. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received/paid.

Securities Sold under Agreements to Repurchase

The Company receives collateral for selling securities under agreements to repurchase or pledges collateral under agreements to resell. Repurchase and resale agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company's own non-performance risk. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities

Other liabilities are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

11.  DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range. These hedges do not qualify for hedge accounting.

Foreign Exchange Contracts

Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, and in return receive a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name's public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See credit derivatives written section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio.

Embedded Derivatives

The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these embedded derivatives to an affiliate, Pruco Re. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value. These embedded derivatives are marked to market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 10.

The fair value of the living benefit feature embedded derivatives included in "Future policy benefits" was a liability of $117 million and $77 million as of December 31, 2012 and December 31, 2011, respectively. The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re included in "Reinsurance recoverables" was an asset of $85 million and $54 million as of December 31, 2012 and December 31, 2011, respectively.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts used in a non-dealer or broker capacity, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

                                                             December 31, 2012              December 31, 2011
                                                      ------------------------------- ------------------------------
                                                                      Fair Value                       Fair Value
                                                       Notional  --------------------     Notional -------------------
                Primary Underlying                      Amount    Assets  Liabilities      Amount  Assets  Liabilities
----------------------------------------------------  ----------------------------------------------------------------

                                                                              (in thousands)
Derivatives Designated as Hedging Instruments:
  Currency/Interest Rate
  Currency Swaps                                      $   22,332 $      7 $  (1,330)      $ 14,972 $   221   $   (846)
                                                      ---------- -------- -----------     -------- ------- -----------
Total Qualifying Hedges                               $   22,332 $      7 $  (1,330)      $ 14,972 $   221   $   (846)
                                                      ========== ======== ===========     ======== ======= ===========
Derivatives Not Qualifying as Hedging Instruments:
  Interest
  Interest Rate Swaps                                 $   57,200 $  9,353 $        -      $ 57,200 $ 8,442   $       -
  Currency
  Credit
  Credit Default Swaps                                     9,275      614      (369)        17,000     118       (339)
  Currency/Interest Rate
  Currency Swaps                                           9,115        -      (836)        16,615       -       (909)
  Equity
  Equity Options                                       1,870,001   14,354    (9,555)             -       -           -
                                                      ---------- -------- -----------     -------- ------- -----------
Total Non-Qualifying Hedges                            1,945,591   24,321   (10,760)        90,815   8,560     (1,248)
                                                      ========== ======== ===========     ======== ======= ===========
Total Derivatives (1)                                 $1,967,923 $ 24,328 $ (12,090)      $105,787 $ 8,781   $ (2,094)
                                                      ========== ======== ===========     ======== ======= ===========

  (1)Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a liability of $119 million and $80 million as of December 31, 2012 and December 31, 2011, respectively, included in "Future policy benefits" and "Fixed maturities, available-for-sale."

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

                                                   Year Ended December 31, 2012
                                    ---------------------------------------------------------
                                                                                    Accumulated
                                       Realized            Net                         Other
                                      Investment        Investment     Other       Comprehensive
                                    Gains/(Losses)        Income       Income        Income(1)
                                    ----------------    -----------    --------    --------------
                                                          (in thousands)
Derivatives Designated as
Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate        $                -  $           23 $        8  $            (697)
                                    --------------      ----------     ------      -------------
  Total cash flow hedges                         -              23          8               (697)
                                    --------------      ----------     ------      -------------
Derivatives Not Qualifying as
Hedging Instruments:
  Interest Rate                              2,648               -          -                  -
  Currency                                       2               -          -                  -
  Currency/Interest Rate                      (147)              -         (6)                 -
  Credit                                      (285)              -          -                  -
  Equity                                      (211)              -          -                  -
  Embedded Derivatives                      (7,631)              -          -                  -
                                    --------------      ----------     ------      -------------
  Total non-qualifying hedges               (5,624)              -         (6)                 -
                                    --------------      ----------     ------      -------------
  Total                         $           (5,624) $           23 $        2  $            (697)
                                    ==============      ==========     ======      =============

  (1)Amounts deferred in "Accumulated other comprehensive income (loss)."

                                                  Year Ended December 31, 2011
-                                   ---------------------------------------------------------
                                                                                    Accumulated
                                       Realized            Net                         Other
                                      Investment        Investment      Other      Comprehensive
                                    Gains/(Losses)        Income        Income       Income(1)
                                    --------------------------------    -------    -------------
                                                         (in thousands)
Derivatives Designated as
Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate        $                -  $          (41) $        2 $             471
                                    --------------      ----------      ------     -------------
  Total cash flow hedges                         -             (41)          2               471
                                    --------------      ----------      ------     -------------
Derivatives Not Qualifying as
Hedging Instruments:
  Interest Rate                              9,402               -           -                 -
  Currency                                       -               -           -                 -
  Currency/Interest Rate                      (181)              -           -                 -
  Credit                                        68               -           -                 -
  Equity                                         -               -           -                 -
  Embedded Derivatives                    (121,599)              -           -                 -
                                    --------------      ----------      ------     -------------
  Total non-qualifying hedges             (112,310)              -           -                 -
                                    --------------      ----------      ------     -------------
  Total                         $         (112,310) $          (41) $        2 $             471
                                    ==============      ==========      ======     =============

  (1)Amounts deferred in "Accumulated other comprehensive income (loss)."

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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                                                  Year Ended December 31, 2010
                                ----------------------------------------------------------------
                                                                                   Accumulated
                                       Realized            Net                        Other
                                      Investment        Investment     Other      Comprehensive
                                    Gains/(Losses)        Income       Income       Income(1)
                                ----------------------------------------------------------------
                                                  (in thousands)
Derivatives Designated as
Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate        $                -  $           45 $        2 $            (426)
                                    --------------      ----------     ------     -------------
  Total cash flow hedges                         -              45          2              (426)
                                    --------------      ----------     ------     -------------
Derivatives Not Qualifying as
Hedging Instruments:
  Interest Rate                              6,717               -          -                 -
  Currency                                       -               -          -                 -
  Currency/Interest Rate                       617               -          -                 -
  Credit                                      (762)              -          -                 -
  Equity                                         -               -          -                 -
  Embedded Derivatives                      47,806               -          -                 -
                                    --------------      ----------     ------     -------------
  Total non-qualifying hedges               54,378               -          -                 -
                                    --------------      ----------     ------     -------------
  Total                         $           54,378  $           45 $        2 $            (426)
                                    ==============      ==========     ======     =============

  (1)Amounts deferred in "Accumulated other comprehensive income (loss)."

For the years ended December 31, 2012, 2011 and 2010, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company's results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes:

                                                                                       (in thousands)
                                                                                     ----------------
Balance, December 31, 2009                                                                    $  (675)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2010              (373)
Amount reclassified into current period earnings                                                  (52)
                                                                                     ----------------
Balance, December 31, 2010                                                                     (1,100)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2011            (7,152)
Amount reclassified into current period earnings                                                7,622
                                                                                     ----------------
Balance, December 31, 2011                                                                       (630)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2012              (666)
Amount reclassified into current period earnings                                                  (31)
                                                                                     ----------------
Balance, December 31, 2012                                                                    $(1,327)
                                                                                     ================

As of December 31, 2012 and 2011, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 14 years. Income amounts deferred in "Accumulated other comprehensive income (loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Statements of Equity.

Credit Derivatives Written

The Company wrote credit derivatives under which the Company was obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company's maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, was $0 million and $10 million notional of credit default swap ("CDS") selling protection with an associated fair value of $0 million and less than $1 million, at December 31, 2012 and December 31, 2011, respectively. These credit derivatives generally had maturities of less than 8 years and consisted of corporate securities within the finance industry. At December 31, 2011, the underlying credits had an NAIC designation rating of 1.

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair values are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available-for-sale fixed maturity securities with bifurcated embedded derivatives (total return

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading "Accumulated other comprehensive income" and changes in the market value of the embedded total return swaps are included in current period earnings in "Realized investment gains (losses), net." The Company's maximum exposure to loss from these investments was $7 million at both December 31, 2012 and December 31, 2011. The fair value of the embedded derivatives included in "Fixed maturities, available-for-sale" was a liability of $2 million and $3 million at December 31, 2012 and December 31, 2011, respectively.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio. As of December 31, 2012 and December 31, 2011, the Company had $9 million and $7 million of outstanding notional amounts, respectively, reported at fair value as a liability of less than $1 million for both periods.

Counterparty Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions.

The Company has credit risk exposure to an affiliate, Prudential Global Funding ("PGF"), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate, see Note 13. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

Under fair value measurements, the Company incorporates the market's perception of its own and the counterparty's non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company's own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company's counterparty's credit spread is applied to OTC derivative net asset positions.

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $39 million of commercial loans as of December 31, 2012. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $6 million as of December 31, 2012.

Contingent Liabilities

On an ongoing basis, the Company's internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see "Litigation and Regulatory Matters" below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company's financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2012, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC., filed in the Circuit Court of Leon County, Florida, was served on Prudential Insurance. The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs.

In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In June 2012, the Company filed a motion to dismiss the complaint. In December 2012, the Court granted the Company's motion to dismiss, and the complaint was dismissed with prejudice.

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc.,
The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In April 2012, the Company filed a motion to dismiss the complaint. In September 2012, the complaint was withdrawn without prejudice.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and
(3) changes in the Company's practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Financial Services ("NYDFS") has requested that 172 life insurers (including the Company) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of the Company's compliance with New York's unclaimed property laws. The Minnesota Attorney General has also requested information regarding the Company's use of the SSMDF and its claim handling procedures and the Company is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company's unclaimed property procedures.

In July 2010, the Company, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General's Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, the Company received a similar request for information from the State of Connecticut Attorney General's Office. The Company is cooperating with these investigations. The Company has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

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such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $1 million for the years ended December 31, 2012, 2011 and 2010. The expense charged to the Company for the deferred compensation program was $1 million for the years ended December 31, 2012 and 2011 and less than $1 million for the year ended December 31, 2010.

The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company's share of net expense for the pension plans was $2 million for the years ended December 31, 2012 and 2011 and $1 million for the year ended December 31, 2010.

Prudential Insurance sponsors voluntary savings plans for its employee's 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company's expense for its share of the voluntary savings plan was $1 million for the years ended December 31, 2012, 2011 and 2010.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement

The Company pays commissions and certain other fees to Prudential Annuities Distributors, Incorporated ("PAD") in consideration for PAD's marketing and underwriting of the Company's products. Commissions and fees are paid by PAD to unaffiliated broker-dealers who sell the Company's products. Commissions and fees paid by the Company to PAD were $106 million, $95 million and $81 million during the years ended December 31, 2012, 2011 and 2010, respectively.

Corporate Owned Life Insurance

The Company has sold two Corporate Owned Life Insurance, or "COLI", policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI contracts was $1,195 million at December 31, 2012 and $1,068 million at December 31, 2011. Fees related to these COLI policies were $16 million, $16 million and $25 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Pruco Life

Effective April 1, 2008, the Company entered into an agreement to reinsure certain variable COLI policies with Pruco Life. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Reinsurance amounts included in the Company's Statements of Financial Position at December 31, were as follows:

                                2012           2011
                            ------------   ------------
                                  (in thousands)
Reinsurance recoverables    $      5,287   $      6,716

Reinsurance amounts included in the Company's Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                2012    2011     2010
                               ------  ------  -------
                                    (in thousands)
Policy charges and fee income  (8,075) (7,602) (10,473)
Policyholders' benefits         1,220   2,738    5,738

PARCC

The Company reinsures 90% of the risks under its term life insurance policies, written prior to January 1, 2010, excluding My Term and Return of Premium Term Life, or ("ROP Term Life"), through an automatic coinsurance agreement with PARCC. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Reinsurance amounts included in the Company's Statements of Financial Position at December 31, were as follows:

                                                 2012              2011
                                            --------------    --------------
                                                     (in thousands)
Reinsurance recoverables                    $      442,720    $      403,222
Deferred policy acquisition costs                  (91,561)          (96,712)
Other liabilities (reinsurance payables)             9,628             9,322

Reinsurance amounts included in the Company's Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                                 2012             2011             2010
                                                           ---------------- ---------------- ----------------
Premiums                                                   $      (117,642) $      (124,578) $      (134,459)
Policyholders' benefits                                             104,944           99,155          107,939
Reinsurance expense allowances, net of capitalization and
 amortization                                                        24,387           25,867           29,085

PAR TERM

The Company reinsures 95% of the risks under its term life insurance policies issued on or after January 1, 2010, excluding My Term, through an automatic coinsurance agreement with PAR TERM. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Reinsurance amounts included in the Company's Statements of Financial Position at December 31, were as follows:

                                                 2012              2011
                                            ---------------   ---------------
                                                     (in thousands)
Reinsurance recoverables                    $        50,283   $        27,704
Deferred policy acquisition costs                  (51,914)          (31,443)
Other liabilities (reinsurance payables)              3,461             2,515

Reinsurance amounts included in the Company's Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                                             2012            2011            2010
                                                                        --------------- --------------- ---------------
                                                                                        (in thousands)
Premiums                                                                $      (39,506) $      (24,402) $      (11,179)
Policyholders' benefits                                                          28,819          18,549           7,662
Reinsurance expense allowances, net of capitalization and amortization            7,427           4,403           2,399

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2012 the Company recaptured a portion of this agreement related to its universal life policies and now reinsures these risks with PAR U as discussed below.

Reinsurance amounts included in the Company's Statements of Financial Position at December 31, were as follows:

                                                2012            2011
                                            -------------   -------------
                                                   (in thousands)
Reinsurance recoverables                    $      23,766   $      30,045
Other liabilities (reinsurance payables)            2,476           3,389

Reinsurance amounts included in the Company's Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                                             2012            2011            2010
                                                                        --------------- --------------- ---------------
                                                                                        (in thousands)
Premiums                                                                $       (3,137) $       (2,828) $       (3,638)
Policy charges and fee income                                                  (27,995)        (38,469)        (54,067)
Policyholders' benefits                                                          25,636          42,968          60,222
Reinsurance expense allowances, net of capitalization and amortization         (12,103)         (9,884)        (10,072)

PAR U

Effective July 1, 2012, the Company, entered into an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 95% of all the risks associated with its universal protector and universal plus policies. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Under this agreement, an initial reinsurance premium of $359 million less a ceding allowance of $194 million, was paid to PAR U. Consideration for the amount due to PAR U was transferred on September 28, 2012 and was treated as if settled on the effective date of the coinsurance agreement. The time elapsed between the effective date and the settlement date resulted in a derivative equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity and commercial mortgage securities from an asset portfolio within the Company. The affiliated asset transfers which occurred in settlement of the initial reinsurance premium are described below under "Affiliated Asset Transfers."

During the fourth quarter of 2012, the agreement between the Company and PAR U was amended to revise language to the consideration due to PAR U. This amendment resulted in a $21 million cash payment from the Company to PAR U.

Reinsurance amounts included in the Company's Statements of Financial Position at December 31, were as follows:

                                                           2012
                                                      --------------
                                                      (in thousands)
            Reinsurance recoverables                     $261,318
            Policy loans                                  (13,368)
            Deferred policy acquisition costs              (6,544)
            Other liabilities (reinsurance payables)       15,447

Reinsurance amounts included in the Company's Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                                             2012
                                                                        --------------
                                                                        (in thousands)
Policy charges and fee income                                           $     (21,150)
Net investment income                                                            (152)
Other income                                                                    1,807
Interest credited to policyholders' account balance                             4,000
Policyholders' benefits                                                         9,018
Reinsurance expense allowances, net of capitalization and amortization          6,611

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Pruco Re

The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features.

The following table provides information relating to fees ceded to Pruco Re under these agreements which are included in "Realized investment (losses) gains, net" on the Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                                          2012          2011          2010
                                                                      ------------- ------------- ------------
                                                                                   (in thousands)
Pruco Reinsurance
 Effective August 20, 2012
   Highest Daily Lifetime Income 2.0 ("HDI2.0")                                  98             -            -
   Spousal Highest Daily Lifetime Income 2.0 ("SHDI2.0")                         25             -            -
Effective October 1, 2011
   Highest Daily Lifetime Income ("HDI")                              $      11,456 $       9,369 $          -
   Spousal Highest Daily Lifetime Income ("SHDI")                             3,555         2,973            -
   Highest Daily Lifetime 6 Plus ("HD6+")                                    11,868        40,887            -
   Spousal Highest Daily Lifetime 6 Plus ("SHD6+")                            4,717        14,490            -
Effective Since 2006
   Spousal Lifetime Five ("SLT5")                                               168           173          167
Effective Since 2005
   Lifetime Five ("LT5")                                                      1,221         1,244        1,195
                                                                      ------------- ------------- ------------
Total Pruco Reinsurance                                               $      33,109 $      69,136 $      1,362
                                                                      ------------- ------------- ------------

Effective October 1, 2011, the Company ceded the HDI, SHDI, HD6+ and SHD6+ benefits to Pruco Re, as noted in the table above. The Company paid an initial premium of $62 million and established a reinsurance recoverable of $31 million resulting in an initial ceding loss of $32 million, recognized in "Realized investment gains (losses), net" in 2011.

The Company's reinsurance recoverables related to the above product reinsurance agreements were $85 million and $54 million as of December 31, 2012 and 2011, respectively. The assets are reflected in "Reinsurance recoverables" in the Company's Statements of Financial Position. Realized gains (losses) were ($2) million, ($27) million and ($0.4) million for the years ended December 31, 2012, 2011 and 2010, respectively. Changes in realized gains (losses) for the year ended December 31, 2012, 2011 and 2010 periods were primarily due to changes in market conditions in each respective period.

Deferred Policy Acquisition Costs Ceded to Term Reinsurance Affiliates

In 2009 when implementing a revision to the reinsurance treaties with PARCC and PAR TERM modifications were made affecting premiums. The related impact on the deferral of ceded reinsurance expense allowances did not reflect this change resulting in the understatement of deferred reinsurance expense allowances. During the second quarter 2011, the Company recorded the correction, charging $1 million to net DAC amortization which represented the cumulative impact of this change. These adjustments are not material to any previously reported quarterly or annual financial statements.

Affiliated Asset Administration Fee Income

The Company participates in a revenue sharing agreement with AST Investment Services, Inc, formerly known as American Skandia Investment Services, Inc, whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $19.3 million, $12.3 million and $3.7 million for the years ended December 31, 2012, 2011 and 2010, respectively. These revenues are recorded as "Asset administration fees" in the Statements of Operations and Comprehensive Income (Loss).

The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholders' account balances invested in The Prudential Series Fund ("PSF"). Income received from Prudential Investments LLC, related to this agreement was $6.1 million, $6.0 million and $5.7 million for the years ended December 31, 2012, 2011 and 2010, respectively. These revenues are recorded as "Asset administration fees" in the Company's Statements of Operations and Comprehensive Income (Loss).

Affiliated Investment Management Expenses

In accordance with an agreement with Prudential Investment Management, Inc. ("PIMI"), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement was $2.6 million, $2.3 million and $2.1 million for the years ended
December 31, 2012, 2011 and 2010, respectively. These expenses are recorded as "Net Investment Income" in the Statements of Operations and Comprehensive Income (Loss).

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


Affiliated Asset Transfers

The Company buys and sells assets to and from affiliated companies.

In December 2011, the Company purchased commercial loans from its parent company, Pruco Life. These securities had an amortized cost of $10 million and a fair market value of $11 million. The difference between amortized cost and fair market value of these transfers was accounted for as a decrease of $1 million to additional paid-in capital, net of taxes in 2011.

In December 2011, the Company sold fixed maturity securities to its parent company, Pruco Life. These securities had an amortized cost of $13 million and a fair market value of $14 million. The difference between amortized cost and fair market of these transfers was accounted for as an increase of $1 million to additional paid-in capital, net of taxes in 2011.

In September 2012, the Company transferred fixed maturity securities and commercial mortgage loans to PAR U, an affiliated company, as consideration for the coinsurance agreement with this affiliate. These investments had an amortized cost of $142 million and a fair market value of $156 million. The net difference between amortized cost and the fair value was $14 million and was recorded as a realized investment gain on the Company's financial statements. The time elapsed between the effective date and the settlement date of the coinsurance agreement with PAR U resulted in a derivative loss of $5 million reflecting changes in market values of the consideration from the effective date through settlement date.

In September 2012, the Company sold fixed maturity securities to its ultimate parent company, Prudential Financial, Inc. These securities had an amortized cost of $41 million and a fair market value of $46 million. The difference between amortized cost and fair market was accounted for as an increase of $3 million to additional paid-in capital, net of taxes in 2012.

Debt Agreements

The Company is authorized to borrow funds up to $200 million from affiliates to meet its capital and other funding needs. The Company had $24 million in short term debt as of December 31, 2012, including $11 million with Prudential Financial and $13 million with Washington Street Investment, and $26 million in short-term debt as of December 31, 2011. The Company had no short-term debt outstanding as of December 31, 2010. Total interest expense on this short-term affiliated debt to the Company was $0.2 million, $0.01 million and $0.0 million for the years ended December 31, 2012, 2011 and 2010, respectively.

On December 16, 2011 the Company entered into a series of five $11 million borrowings with Prudential Financial, totaling $55 million. The loans have fixed interest rates ranging from 2.08% to 3.61% and maturity dates staggered one year apart, from December 17, 2012 to December 16, 2016. On December 16, 2012 one of these borrowings became current and is now classified as short-term debt on The Statements of Financial Position as of December 31, 2012. On December 17, 2012 another one of these $11 million borrowings was repaid. The total interest expense on this affiliated debt was $1.6 million and less than $0.1 million for the year ended December 31, 2012 and 2011, respectively.

On December 17, 2012, the Company entered into a series of five $13 million borrowings with Washington Street Investment, totaling $65 million. The loans have fixed interest rates ranging from 0.95% to 1.87% and maturity dates staggered one year apart, from December 17, 2013 to December 17, 2017. Of these borrowings, $13 million is current and is classified as short-term debt on The Statements of Financial Position as of December 31, 2012. The total interest expense on this affiliated debt was less than $0.1 million for the year ended December 31, 2012.

Contributed Capital

In June 2011, the Company received a capital contribution from Pruco Life in the amount of $21 million to fund acquisition costs for sales of variable annuities.

In December 2011, the Company received a capital contribution from Pruco Life in the amount of $17 million to fund acquisition costs for sales of variable annuities.

Derivative Trades

In the ordinary course of business, the Company enters into over-the-counter ("OTC") derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with external counterparties.

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

--------------------------------------------------------------------------------


14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2012 and 2011 are summarized in the table below:

                                                    March 31     June 30     September 30  December 31,
                                                   ---------------------------------------------------
                                                                      (in thousands)
2012
Total revenues                                     $    79,015 $    60,048  $      69,626  $    75,916
Total benefits and expenses                                305     102,086         15,142       23,805
Income (loss) from operations before income taxes       78,710     (42,038)        54,484       52,111
Net income (loss)                                  $    53,390 $   (27,449) $      40,293  $    37,825
                                                   =========== ===========  =============  ===========

2011
Total revenues                                     $    80,087 $    60,305  $     (51,055) $    31,823
Total benefits and expenses                             39,265      46,653        111,568       32,069
Income (loss) from operations before income taxes       40,822      13,652       (162,623)        (246)
Net income (loss)                                  $    28,566 $    10,231  $    (101,424) $     2,840
                                                   =========== ===========  =============  ===========

The quarterly historical information presented in the table above has been revised to reflect the impact of the retrospective adoption of the amended guidance related to the deferral of acquisition costs.

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey:

In our opinion, the accompanying statements of financial position and the related statements of operations and comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly owned subsidiary of The Prudential Insurance Company of America) at December 31, 2012 and December 31, 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the financial statements, the Company changed the manner in which it accounts for the costs associated with acquiring or renewing insurance contracts and the presentation of comprehensive income. Further, as described in Note 13 of the financial statements, the Company has entered into extensive transactions with affiliated entities.

/s/
PRICEWATERHOUSECOOPERS LLP

New York, New York
March 15, 2013

                                    PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements


(1) Financial Statements of the subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Registrant) consisting of the Statements of Net Assets as of December 31, 2012; the Statements of Operations for the period ended December 31, 2012; the Statements of Changes in Net Assets for the periods ended December 31, 2012 and December 31, 2011; and the Notes relating thereto appear at the end of the SAI (Part B of the Registration Statement).

(2) Financial Statements of Pruco Life Insurance Company of New Jersey (Depositor) consisting of the Statements of Financial Position as of December 31, 2012 and 2011; and the related Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2012, 2011, and 2010; and the Notes to the Financial Statements appear at the end of the SAI (Part B of the Registration Statement).


(b) Exhibits:

(1) Resolution of the Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Note 2)

(2) Agreements for custody of securities and similar investments--Not
Applicable.

(3) (a) Distribution and Underwriting Agreement by and among Pruco Life Insurance Company of New Jersey (Depositor) and Prudential Annuities Distributors, Inc. "PAD" (Underwriter). (Note 3)

(b) (1) Specimen Affiliated Insurer Amendment to Selling Agreement (Note 6)

(b) (2) List of Broker Dealers selling under original Selling Agreement
(Note 8).

(b) (3) List of Broker Dealers that executed Amendment to Selling Agreement (Note 8).

(4) (a) Form of Prudential Premier Retirement Variable Annuity L Series, B Series and C Series Base Contracts (Note 9)

(4) (b) Form of Highest Daily Lifetime Income Benefit v2.1 rider
P-RID-HD(2-13)-NY (includes schedule pages P-SCH-HD(2-13)-NY (Note 11)

(4) (c) Form of Highest Daily Lifetime Income Benefit v2.1 w/HADB rider P-RID-HD-HAB(2-13)-NY( includes schedule pages P-SCH-HD-HAB)-NY (Note 11)

(4) (d) Form of Individual Retirement Annuity Endorsement P-END-IRA NY (02/10) (Note 6)

(4) (e) Form of Roth Individual Retirement Annuity Endorsement P-END-ROTH NY (02/10) (Note 6)

(4) (f) Form of Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN NY (02/10) (Note 6)

(4) (g) Form of Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN NY (02/10) (Note 6)

(4) (h) Amendatory Tax Endorsement. (Note 14)


(4)(i) Form of Highest Daily Lifetime Income v3.0 Benefit Rider
P-RID-HD(2/14)-NY (Note 1)

(4)(j) Form of Highest Daily Lifetime Income v3.0 Benefit Schedule Supplement P-SCH-HD(2/14)-NY (Note 1)

(4)(k) Form of Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit Rider P-RID-HD-HAB(2/14)-NY (Note 1)

(4)(l) Form of Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit Schedule Supplement P-SCH-HD-HAB(2/14)-NY (Note 1)


5 (a) Form of Application for the Contract ORD202826-NY Rev (2/13) and Beneficiary Contract ORD202828-NY (Note 11)


5 (b) Form of Application for Contract ORD202826-NY Rev (2/14) (Note 1)


(6)(a) Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended. (Note 4)

   (b) By-laws of Pruco Life Insurance Company of New Jersey. (Note 5)

   (c) Certificate of Amendment to the Certificate of Incorporation dated October 1, 2012 (Note 13)


(7) Contracts of reinsurance-(Not Applicable)


(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

   (a) Copy of AST Fund Participation Agreement. (Note 6)

   (b) Shareholder Information Agreement (Sample Rule 22c-2). (Note 7)

   (c) Amendment to Fund Participation Agreement. (Note 14)

(9) Opinion of Counsel. (Note 11)


(10) Written Consent of Independent Registered Public Accounting Firm. (Note 1)


(11) All financial statements omitted from Item 23, Financial Statements--Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13) Powers of Attorney.

(a) Bernard J. Jacob (Note 10)

(b) Robert F. O'Donnell (Note 10)

(c) Richard F. Lambert (Note 11)

(d) Kent D. Sluyter (Note 11)

(e) Yanela C. Frias (Note 12)

(f) Powers of Attorney for John Chieffo and Kenneth Y. Tanji (Note 14)

(Note 1) Filed Herewith.

(Note 2) Incorporated by reference to Form N-4, Registration No. 333-18117, filed December 18, 1996 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-131035, filed December 18, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 4) Incorporated by reference to Form S-6, Registration No. 002-89780, filed April 28,1997 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 5) Incorporated by reference to Form S-6, Registration No. 333-85117 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 6) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 3, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 3, Form N-4, Registration No. 333-131035, filed April 19, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 1, Form N-4, Registration No. 333-162678, filed April 16, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 9) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162678, filed February 3, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 10) Incorporated by reference to Form N-4, Registration No. 333-184892, as filed November 9, 2012 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 11) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-184892, filed January 23, 2013, on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 12) Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-184892, filed February 12, 2013, on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 13) Incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2012, filed March 15, 2013, on behalf of Pruco Life Insurance Company of New Jersey.

(Note 14) Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-184892, filed April 12, 2013, on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY IN REGISTRANT'S VARIABLE ANNUITY BUSINESS):


Name and Principal Business Address               Position and Offices with Depositor
-----------------------------------  --------------------------------------------------------------

 John Chieffo                        Vice President and Director
 213 Washington Street
 Newark, New Jersey 07102-2917

 Joseph D. Emanuel                   Vice President, Chief Legal Officer, and Secretary
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 Yanela C. Frias                     Vice President, Director, Chief Accounting Officer, and Chief
 213 Washington Street               Financial Officer
 Newark, New Jersey J 07102-2917

 Sarah J. Hamid                      Senior Vice President, Chief Actuary, and Appointed Actuary
 751 Broad Street
 Newark, New Jersey 07102-3714

 Bernard J. Jacob                    Director
 751 Broad Street
 Newark, New Jersey 07102-3714


Richard F. Lambert               Director
751 Broad Street
Newark, New Jersey 07102-3714

James M. O'Connor                Senior Vice President and Actuary
751 Broad Street
Newark, New Jersey 07102-3714

Robert F. O'Donnell              Director, Chief Executive Officer, and President
One Corporate Drive
Shelton, Connecticut 06484-6208

Kent D. Sluyter                  Director and Senior Vice President
213 Washington Street
Newark, New Jersey 07102-2917

Kenneth Y. Tanji                 Director and Treasurer
751 Broad Street
Newark, New Jersey 07102-3714


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following registered separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account. Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial Inc. ("PFI") are listed in the Exhibits to the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 22, 2013, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 27. NUMBER OF CONTRACT OWNERS


As of October 31, 2013, there were 15,921 Qualified contract owners and 6,548 Non-Qualified contract owners of the B series, there were 8,439 Qualified contract owners and 3,612 Non-Qualified contract owners of the L series, and there were 536 Qualified contract owners and 408 Non-Qualified contract owners of the C series.


ITEM 28. INDEMNIFICATION

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the

Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("PLNJ"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in
Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Form S-6 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a)Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b)Information concerning the directors and officers of PAD is set forth below:


                                                POSITIONS AND OFFICES
 NAME                                             WITH UNDERWRITER
 ----                                   -------------------------------------

 Timothy S. Cronin                      Senior Vice President
 One Corporate Drive
 Shelton, Connecticut
 06484-6208

 Yanela C. Frias                        Senior Vice President and Director
 213 Washington Street
 Newark, New Jersey 07102-2917

 Bruce Ferris                           Executive Vice
 One Corporate Drive                    President and Director
 Shelton, Connecticut
 06484-6208

   George M. Gannon               President, Chief Executive Officer, Chief
   2101 Welsh Road                Operations Officer and Director
   Dresher, Pennsylvania
   19025-5001

   Jacob M. Herschler             Senior Vice President and Director
   One Corporate
   Shelton, Connecticut
   06484-6208

   Patricia L. Kelley             Senior Vice President, Chief Compliance
   One Corporate Drive            Officer and Director
   Shelton, Connecticut
   06484-6208

   Steven P. Marenakos            Senior Vice President and Director
   One Corporate Drive
   Shelton, Connecticut
   06484-6208

   Yvonne Rocco                   Senior Vice President
   751 Braod Street
   Newark, New Jersey 07102-3714

   Adam Scaramella                Vice President, Secretary and Chief Legal
   2101 Welsh Road                Officer
   Dresher, Pennsylvania
   19025-5001

   Mark E. Sieb                   Treasurer
   751 Broad Street
   Newark, New Jersey 07102-3714

   Steven Weinreb                 Chief Financial Officer and Controller
   Three Gateway Center
   Newark, New Jersey 07102-4061


(c) Commissions received by PAD during 2012 with respect to all individual annuities issued by Pruco Life of New Jersey.

                                         Net Underwriting
                                          Discounts and   Compensation on  Brokerage
Name of Principal Underwriter              Commissions      Redemption    Commissions Compensation
-----------------------------            ---------------- --------------- ----------- ------------

Prudential Annuities Distributors, Inc*.   $106,497,788        $-0-          $-0-         $-0-

* PAD did not retain any of these commissions.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on
November 28, 1988.

(e) Pruco Life Insurance Company of New Jersey hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life Insurance Company of New Jersey.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 9th day of December 2013.


      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

                                  REGISTRANT

                BY: PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                                   DEPOSITOR

/s/ Robert F. O'Donnell
-------------------------
Robert F. O'Donnell
President and Chief
  Executive Officer

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                                   DEPOSITOR

By:  /s/ Robert F. O'Donnell
     -------------------------
     Robert F. O'Donnell
     President and Chief
       Executive Officer

                                  SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


SIGNATURE             TITLE                          DATE
---------             -----                          ----
Robert F. O'Donnell*  Director, President and        December 9, 2013
--------------------- Chief Executive Officer
Robert F. O'Donnell

Yanela C. Frias*      Chief Financial Officer,       December 9, 2013
--------------------- Chief Accounting Officer,
Yanela C. Frias       Vice President and Director

Richard F. Lambert*   Director                       December 9, 2013
---------------------
Richard F. Lambert

Kent D. Sluyter*      Director                       December 9, 2013
---------------------
Kent D. Sluyter

Kenneth Y. Tanji*     Director                       December 9, 2013
---------------------
Kenneth Y. Tanji

John Chieffo*         Director                       December 9, 2013
---------------------
John Chieffo

Bernard J. Jacob*     Director                       December 9, 2013
---------------------
Bernard J. Jacob


By:  /s/Lynn K. Stone
     -------------------------
     Lynn K. Stone

* Executed by Lynn K. Stone on behalf of those indicated pursuant to Power of Attorney.

                                   EXHIBITS


(4)(i) Form of Highest Daily Lifetime Income v3.0 Benefit Rider
P-RID-HD(2/14)-NY

(4)(j) Form of Highest Daily Lifetime Income v3.0 Benefit Schedule Supplement P-SCH-HD(2/14)-NY

(4)(k) Form of Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit Rider P-RID-HD-HAB(2/14)-NY

(4)(l) Form of Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit Schedule Supplement P-SCH-HD-HAB(2/14)-NY

(5) (b) Form of Application for Contract ORD202826NY REV (2/14)

(10) Written Consent of Independent Registered Public Accounting Firm